    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1997



          POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-17893


           PRE-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 333-20675

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                               AMENDMENT NO. 1 TO


                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                  (DEPOSITORS OF THE TRUSTS DESCRIBED HEREIN)
       (EXACT NAMES OF REGISTRANTS AS SPECIFIED IN GOVERNING INSTRUMENTS)

                           10401 DEERWOOD PARK BLVD.
                          JACKSONVILLE, FLORIDA 32256
                                 (904) 987-5000
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  JOHN T. HAYT
                       EQUICREDIT CORPORATION OF AMERICA
                           10401 DEERWOOD PARK BLVD.
                          JACKSONVILLE, FLORIDA 32256
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                             STEPHEN R. VETH, ESQ.
                       EQUICREDIT CORPORATION OF AMERICA
                           10401 DEERWOOD PARK BLVD.
                          JACKSONVILLE, FLORIDA 32256
                            DAVID T. DINWOODEY, ESQ.
                          HUTCHINS, WHEELER & DITTMAR,
                           A PROFESSIONAL CORPORATION
                               101 FEDERAL STREET
                             BOSTON, MA 02110-1804
                              JOSHUA E. RAFF, ESQ.
                       ORRICK, HERRINGTON & SUTCLIFFE LLP
                                666 FIFTH AVENUE
                           NEW YORK, NEW YORK, 10103

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable on or after the effective date of this Registration Statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest
plans, please check the following box.   [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________
     If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                    PROPOSED MAXIMUM  PROPOSE MAXIMUM      AMOUNT OF
       TITLE OF SECURITIES          AMOUNT BEING   OFFERING PRICE PER AGGREGATE OFFERING    REGISTRATION
        BEING REGISTERED           REGISTERED(2)        UNIT(1)            PRICE             FEE(2)
---------------------------------------------------------------------------------------------------------
EQCC Home Equity Loan Asset
Backed Securities................   $3,500,000,000        100%         $3,500,000,000      $1,060,607
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(1) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE.

(2) REGISTRATION FEE PREVIOUSLY PAID. IN ADDITION, $10,000,000 OF UNISSUED ASSET BACKED SECURITIES PREVIOUSLY REGISTERED UNDER REGISTRATION STATEMENT NO. 333-17893 WAS CARRIED FORWARD. A REGISTRATION FEE OF $3,030.30 WAS PREVIOUSLY PAID WITH RESPECT TO SUCH AMOUNT.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE OR SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.



     PURSUANT TO RULE 429 OF THE GENERAL RULES AND REGULATIONS UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS WHICH IS PART OF THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS WHICH ALSO RELATES TO $10,000,000 OF UNISSUED ASSET BACKED CERTIFICATES REGISTERED UNDER REGISTRATION STATEMENT NO. 333-17893 PREVIOUSLY FILED BY THE REGISTRANTS. THIS AMENDMENT NO. 1 CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-17893.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SUBJECT TO COMPLETION DATED JANUARY 29, 1997  VERSION 1 -- NON-REMIC -- NOTES
                                              AND
                                             CERTIFICATES -- INSURED

PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED

                             $
                        EQCC HOME EQUITY LOAN TRUST 199
  $                     % EQCC HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 199
        $               EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
               SERIES 199 , CLASS B[-1]       % PASS-THROUGH RATE
 [EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 199 , CLASS B-PI(1)]

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                       EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

    The EQCC Home Equity Loan Trust 199 (the "Trust" or the "Issuer") formed
pursuant to a Trust Agreement dated as of             , 199 (as amended and
restated, the "Trust Agreement") between the Depositors and
                        , as Owner Trustee. The Trust will issue $
aggregate principal amount of its     % EQCC Home Equity Loan Asset Backed
Notes, Series 199  -  due                         pursuant to an Indenture dated
as of             , 199 (the "Indenture") between the Trust and
                        , as Indenture Trustee. The Trust will also issue
$        aggregate principal amount of EQCC Home Equity Loan Asset Backed
Certificates, Series 199 - , Class B[-1] (the "Class B[-1] Certificates") [, EQCC Home Equity Loan Asset Backed Certificates, Series 199 , Class B-PI (the "Class B-PI Certificates")] and, together with the Class B[-1] Certificates, the "Class B Certificates")] and EQCC Home Equity Loan Asset Backed Certificates, Series 199 , Class C (the "Class C Certificates" and, together with the Class B Certificates, the "Certificates") pursuant to the Trust Agreement. The final scheduled Certificate Remittance Dates for the Class B[-1] Certificates [and the
Class B-PI Certificates] are                 , [and                 ,
respectively]. The Class C Certificates initially will be retained by the Depositors and are not offered hereby. The Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] are sometimes referred to herein as the "Offered Securities".

    PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH IN "RISK FACTORS" COMMENCING ON PAGE S-[ ] HEREIN AND COMMENCING ON PAGE [ ] IN THE PROSPECTUS.

[(1) The Class B-PI Certificates do not have a stated principal amount but are entitled to receive interest only on the Notional Principal Amount (defined
     herein) thereof, originally $        , at the rate of     % per annum.]

    The assets of the Trust consist primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings, units in planned unit developments and units in condominium developments (each, a "Mortgaged Property") to be transferred to the Trust by the Depositors and originated by EquiCredit Corporation of America ("EquiCredit", the "Representative" or an "Originator") or by EquiCredit Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa. or EquiCredit Corporation of SC (each, an "Originator"), (ii) all monies received on the Mortgage Loans on and after the Cut-Off Date (as defined herein) (other than the Representative's Yield, as described herein, and amounts received on and after the Cut-Off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-Off Date), (iii) the Securities Insurance Policy described herein, and (iv) certain other property. The Mortgage Loans will be serviced by EquiCredit in its capacity as Servicer.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

    Prospective investors should refer to the "Index of Principal Definitions" herein for the location of the definitions of capitalized terms that appear in this Prospectus.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             FINAL                                                       PROCEEDS TO
                                           SCHEDULED            PRICE TO           UNDERWRITING          ISSUER AND
                                         PAYMENT DATE            PUBLIC              DISCOUNT           DEPOSITORS(1)
-------------------------------------------------------------------------------------------------------------------------
Per Note.............................                               %                    %                    %
-------------------------------------------------------------------------------------------------------------------------
Per Class B-1 Certificate............
-------------------------------------------------------------------------------------------------------------------------
[Per Class B-PI Certificate (2)].....
-------------------------------------------------------------------------------------------------------------------------
Total................................
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1)  Before deducting expenses, estimated to be $        .

[(2) The Price to Public of the Class B-PI Certificates is expressed as a percentage of the Notional Principal Amount of the Class B-PI Certificates,
     initially $        , and the Underwriting Discount of the Class B-PI
     Certificates is expressed as a percentage of the related Price to Public.]

    The Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] are offered by the Underwriters subject to prior sale, when, as and if issued and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. [It is expected that the Class B-PI
Certificates will be delivered at the offices of                     ,
          , New York, New York] and that the Notes and the Class B[-1] Certificates will be delivered in book-entry form through the facilities of The Depository Trust Company ("DTC") against payment therefor in immediately
available funds, in each case on or about             , 199 .

            , 199

                                                   (continued on following page)

(continuation of cover page)

(in its capacity as servicer, the "Servicer"). The Mortgage Loans will be transferred to the Trust pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Servicer, the Depositors and the Trust. Repayment of the Notes is secured by the assets of the Trust and by the Spread Account (as described herein).

    [The Class B-PI Certificates are interest-only certificates which will not be entitled to any distributions of principal, but which will be entitled to receive interest based on the Notional Principal Amount of the Class B-PI Certificates, as described herein. The rights of holders of the Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Notes to receive payments of interest on and principal of the Notes. The rights of the holders of the Class B-PI Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class B[-1] Certificates to receive distributions with respect to the Mortgage Loans.] Interest on and principal of the Notes will be payable, and distributions on the Certificates will be made,
to the extent of funds available therefor, on the   th day of each           ,
    ,           and           or, if such day is not a business day, then on the
next business day, commencing on             , 199 (each such day, a "Note
Payment Date" or a "Certificate Remittance Date", as the context may require, and sometimes referred to herein as a "Payment Date").

    On or before the issuance of the Offered Securities the Servicer will obtain
from           (the "Insurer") a guaranty surety bond in favor of the Indenture
Trustee, for the benefit of the holders of the Notes and the Class B Certificates (the "Securities Insurance Policy"). The Securities Insurance Policy will provide for 100% coverage of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] (each as defined herein) due on the Notes, Class B[-1] Certificates [and the Class B-PI Certificates], respectively, on each Payment Date.

    [THE YIELD TO MATURITY OF THE CLASS B-PI CERTIFICATES WILL BE SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS, WHICH MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS IN THE CLASS B-PI CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PRINCIPAL PREPAYMENTS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOUP THEIR INITIAL INVESTMENTS. SEE "CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS" HEREIN.]

    There is currently no secondary market for the Notes or the Class B Certificates. The Underwriters intend to make a secondary market in the Notes and the Class B Certificates, but are not obligated to do so. There can be no assurance that a secondary market for the Notes or the Class B Certificates will develop or, if one does develop, that it will continue. None of the Notes or the Class B Certificates will be listed on any securities exchange.

    It is a condition to the issuance of the Notes, the Class B[-1] Certificates
[and the Class B-PI Certificates] that they each be rated "            " by
Moody's Investors Service, Inc. and "            " by Standard & Poor's
Corporation and Fitch Investors Service, Inc.

    [The Notes and the Class B[-1] Certificates initially will be represented by certificates registered in the name of Cede & Co., the nominee of DTC. The interests of owners of the Notes and the Class B[-1] Certificates will be represented by book-entries on the records of DTC and participating members thereof. See "Description of the Offered Securities -- Registration of the Offered Securities" herein.]

    For a description of certain tax consequences of owning the Notes and Class B Certificates, including, without limitation, original issue discount, see "Certain Federal Income Tax Consequences" herein.

    Proceeds of the assets of the Trust and the Spread Account are the sole source of payments on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates]. None of the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates] represent an interest in or obligation of the Representative, The Depositors, any Originator or any of their Affiliates. None of the Notes, the Class B[-1] Certificates, [the Class B-PI Certificates] or the underlying mortgage loans are insured or guaranteed by any Governmental Agency or instrumentality or by the Representative, either Depositor or any of their Affiliates.

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE NOTES, THE CLASS B[-1] CERTIFICATES [AND THE CLASS B-PI CERTIFICATES] AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

    THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED SECURITIES. ADDITIONAL INFORMATION IS CONTAINED IN THE
PROSPECTUS DATED             , 199 OF WHICH THIS PROSPECTUS SUPPLEMENT IS PART
AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                                SUMMARY OF TERMS

     The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

ISSUER.....................  EQCC Home Equity Loan Trust 199 (the "Trust" or the
                             "Issuer"), a                business trust formed
                             pursuant to a Trust Agreement (as amended and restated, the "Trust Agreement") dated as of
                                            , 199 between the Depositors and
                                            (the "Owner Trustee"), acting not in
                             its individual capacity but solely as trustee of the Trust.

SECURITIES OFFERED.........  $          aggregate principal amount of    % EQCC
                             Home Equity Loan Asset Backed Notes, Series 199 due
                                            (the "Notes"). The Notes will be
                             issued pursuant to an Indenture (the "Indenture")
                             to be dated as of                , 199 between the
                             Issuer and                , as Indenture Trustee
                             (the "Indenture Trustee").

                             $          aggregate principal amount of    % EQCC
                             Home Equity Loan Asset Backed Certificates, Series 199 , Class B[-1] (the "Class B[-1] Certificates"). The final scheduled Certificate Remittance Date for
                             the Class B[-1] Certificates is                .

                             [EQCC Home Equity Loan Asset Backed Certificates, Series 199 , Class B-PI (the "Class B-PI Certificates" and, together with the Class B[-1] Certificates, the "Class B Certificates") having an
                             original Notional Principal Amount of $          .
                             The Class B-PI Certificates are interest-only Certificates and are entitled to receive interest on the Notional Principal Amount thereof at the
                             rate of    % per annum. The last scheduled
                             Certificate Remittance Date for the Class B-PI
                             Certificates is                . The Class B-PI
                             Certificates will not be entitled to any distributions after that date.]

                             The Class B Certificates and the EQCC Home Equity Loan Asset Backed Certificates, Series 199 , Class C (the "Class C Certificates" and, together with the Class B Certificates, the "Certificates") will be issued pursuant to the Trust Agreement. The Class C Certificates will be initially retained by the Depositors and are not offered hereby. The Notes and the Class B Certificates are sometimes collectively referred to herein as the "Offered Securities".

DEPOSITORS.................  EQCC Receivables Corporation, a corporation organized under the laws of the State of Delaware, and EQCC Asset Backed Corporation, a corporation organized under the laws of the State of Delaware (together, the "Depositors"). All of the outstanding common stock of each of the Depositors is owned by one or more of the Originators (defined below).

REPRESENTATIVE AND
ORIGINATORS................  EquiCredit Corporation of America, a corporation organized under the laws of the State of Delaware ("EquiCredit", the "Representative" and an "Originator"), and EquiCredit Corporation/Ala. & Miss., a corporation organized under the laws of the State of Florida, California/EquiCredit Corporation, a corporation organized under the laws of the State of California, EquiCredit Corporation of In., a corporation organized under the laws of the State of Indiana, EquiCredit Corporation of Pa., a corporation organized under the laws of the Commonwealth of

                             Pennsylvania, and EquiCredit Corporation of SC, a corporation organized under the laws of the State of South Carolina, each of which is a wholly-owned subsidiary of the Representative (each, an "Originator"). See "The Depositors, the Servicer, the Representative and the Originators" in the Prospectus.

SERVICER...................  EquiCredit Corporation of America (in its capacity as servicer, the "Servicer"). See "The Depositors, the Servicer, the Representative and the Originators" in the Prospectus and "The Originators and the Servicer -- Origination Foreclosure and Delinquency Experience" herein.

INDENTURE TRUSTEE..........                      , a                organized
                             under the laws of the                and having its
                             principal place of business in the State of
                                            . See "The Indenture Trustee"
                             herein.

OWNER TRUSTEE..............                      , a                organized
                             under the laws of                and having its
                             principal place of business in the State of
                                            , to be appointed as trustee under
                             the Trust Agreement.

CUT-OFF DATE...............                 , 199 (the "Cut-off Date").

CLOSING DATE...............  The date on which the Notes and the Certificates are initially issued (the "Closing Date").

PAYMENT DATE...............  For each of the Notes and the Certificates, the th day of , , and of each year, or, if such day is not a business day, the first business day following such th day, commencing on , 199 (each, a "Note Payment Date" or "Certificate Remittance Date", as the context may require, and sometimes referred to herein as a "Payment Date").

MONTHLY DEPOSIT DATE.......  The business day of each month other than a month in which a Payment Date occurs (each, a "Monthly Deposit Date").

DETERMINATION DATE.........  The business day of the month in which the related
                             Monthly Deposit Date or Payment Date occurs (each, a "Determination Date").

RECORD DATE................  The calendar day immediately preceding each Payment
                             Date (or, if Definitive Securities are issued, the last calendar day of the monthpreceding the month in which each such Payment Date occurs) (each, a "Record Date").

DENOMINATIONS..............  Each of the Notes, the Class B[-1] Certificates
                             [and the Class B-PI Certificates] will be issued in minimum denominations of $ and integral multiples thereof. Each Note, Class B[-1] Certificate [and Class B-PI Certificate] will represent a percentage interest (a "Percentage Interest") in the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates], as the case may be, determined by dividing the original dollar amount [(or Notional Principal Amount, in the case of the Class B-PI Certificates)] represented by such Note, Class B[-1] Certificate [or Class B-PI Certificate] by the Original Note Principal Balance, the Original Class B[-1] Principal Balance [or the original aggregate Notional Principal Amount], as the case may be.

[REGISTRATION OF THE
OFFERED SECURITIES.........  Each of the Notes and the Class B[-1] Certificates
                             will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company

                             ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Notes and the Class B[-1] Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders", "Noteholders" or "Class B[-1] Certificateholders" shall reflect the rights of owners of the Notes or the Class B[-1] Certificates, as the case may be, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. [The Class B-PI Certificates will be issued in definitive certificated form.](iv) See "Description of the Securities -- Registration and Transfer of the Securities" in the Prospectus and "Risk Factors" and "Description of the Offered Securities -- Registration of the Offered Securities" herein.]

THE TRUST PROPERTY.........  The Trust property will consist primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans originated by the Originators and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one-to four-family dwellings, units in condominium developments and units in planned unit developments (each, a "Mortgaged Property"), with
                             an aggregate principal balance of $       as of the
                             Cut-off Date, after giving effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"),(ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than the Representative's Yield, as defined below, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off
                             Date), (iii) an irrevocable securities guaranty surety bond (the "Securities Insurance Policy") to be issued on or before the Closing Date by
                                         (the "Insurer") in favor of the
                             Indenture Trustee, for the benefit of the holders of the Notes, Class B[-1] Certificates [and the Class B-PI Certificates], (iv) certain rights of the Depositors under the Transfer Agreement, and
                             (v) certain other property. The Trust property, together with amounts on deposit in the Spread Account (defined below), will be pledged as security for payment of the Notes.

                             Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

                             As of the Cut-off Date, the Mortgage Pool will
                             consist of       Mortgage Loans (of which
                             approximately   % are secured by first Mortgages
                             and approximately   % are secured by second
                             Mortgages) having an aggregate outstanding
                             principal balance of $        , a weighted average
                             Mortgage Interest Rate (as defined below) of
                             approximately   %, minimum and maximum outstanding
                             principal balances of approximately $       and
                             $       , respectively, minimum and maximum
                             Mortgage Interest Rates of   % and   %,
                             respectively, a weighted average original term to
                             maturity of approximately   months, a weighted
                             average remaining term to maturity of approximately
                               months, approximate minimum and maximum remaining
                             terms to maturity of   months and   months,
                             respectively, and origination dates between
                             and        . See "Description of the Mortgage
                             Pool -- General" herein.

THE NOTES

A. GENERAL.................  The Notes will have an aggregate principal balance
                             of $        (the "Original Note Principal Balance")
                             as of the date of issuance, and will accrue
                             interest at the rate of   % per annum (the "Note
                             Interest Rate").

B. INTEREST................  Interest on the outstanding principal amount of the
                             Notes will accrue from each Note Payment Date (or,
                             in the case of the initial Accrual Period,       ,
                             199 ) to but excluding the next succeeding Note
                             Pay-
                             ment Date (each, an "Accrual Period"). Interest will accrue on each Note at the Note Interest Rate and shall be paid, to the extent available, on each Note Payment Date. Interest on the Notes will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued on the Notes during each Accrual Period on the Note Principal Balance (defined below) on the immediately preceding Note Payment Date (after giving effect to payments of principal made on such Note Payment Date and taking into account any principal payments made on any intervening Special Payment Dates) or,
                             in the case of the initial Accrual Period,        ,
                             199 , is referred to herein as the "Note Interest Payment Amount". See "Description of the Offered Securities -- The Notes -- Payments of Interest" herein.

C. PRINCIPAL...............  Principal of the Notes will be payable on each Note
                             Payment Date, to the extent available, in an amount (but not more than the Note Principal Balance then outstanding) generally equal to the sum of (a)
                             approximately   % of (i) the principal portion of
                             all scheduled payments ("Monthly Payments")
                             received on the Mortgage Loans during the three calendar months preceding the calendar month in which such Note Payment Date occurs (the "Due Period"), (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during each month in the related Due Period that are not Principal Prepayments (each, a "Curtailment"),
                             (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the obligation to purchase or substitute Mortgage Loans contained in the Transfer Agreement) in connection with the purchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Transfer Agreement and assigned to the Trust under the Pooling and Servicing Agreement, and (v) the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (i) through (iv) above, less the amount of Special Payments (defined herein), if any, made on any Special Payment Date (defined herein) occurring during the related Accrual Period (100% of the sum of (i) through (v) above less the amount of any Special Payments, the "Basic Principal Amount"), plus (b) the sum of (i) the amount, if any, by which (x) the amount required to be paid to Noteholders on the preceding Note Payment Date exceeded (y) the amount of the actual payment to Noteholders on such preceding Note Payment Date, exclusive of any portion of any Insured Payment made to the Noteholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Note Interest Rate from such immediately preceding Note Payment Date (the "Note Carry-Forward Amount" and, together with
                             approximately   % of the Basic Principal Amount,
                             the "Note Principal Payment Amount").

                             On each Note Payment Date, the lesser of (i) the Note Principal Balance then outstanding and (ii) the Note Principal Payment Amount (which, together with the Note Interest Payment Amount, constitutes the "Note Payment Amount" for such Note Payment
                             Date) is payable to the Noteholders of record as of the related Record Date.

                             As of any Note Payment Date or Special Payment Date, the "Note Principal Balance" will equal the Original Note Principal Balance, less all principal amounts previously paid to holders of the Notes.

D. OPTIONAL REDEMPTION.....  The Notes are subject to redemption in whole, but not in part, on any Note Payment Date following the date on which the holders of the Class C Certificates exercise their right to cause the Issuer to sell all of the Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") when the Pool Principal Balance as of the immediately preceding Payment Date declines to less than % of the Original Pool Principal Balance, at a redemption price equal to the then outstanding Note Principal Balance, plus accrued and unpaid interest thereon. See "Description of the Offered Securities--Optional Disposition of Mortgage Loans" herein.

[E. SPECIAL REDEMPTION.....  The Notes are subject to special redemption in part
                             on the   th day of each month, other than a month
                             in which a Note Payment Date occurs (each such day, a "Special Payment Date") if Principal Prepayments and Curtailments received during the preceding
                             calendar month exceed   % of the Pool Principal
                             Balance as of the first day of such month, in an
                             amount equal to approximately   % of the amount by
                             which such Principal Prepayments and Curtailments
                             exceed   % of such Pool Principal Balance. Such
                             rates of Principal Prepayments and Curtailments correspond to a constant annualized rate of
                             prepayments equal to   % CPR (defined herein) and
                               % CPR, respectively. Interest shall
                             cease to accrue on the principal amount of Notes so redeemed on the Special Payment Date. Interest accrued to the Special Payment Date on the principal amount of Notes so redeemed will be paid on the next succeeding Note Payment Date. Any such special redemption will result in the Noteholders receiving a payment of principal earlier, but not more than two months earlier, than would have been the case had no special redemption occurred and such principal payment were made on the next succeeding Note Payment Date.]

THE CLASS B[-1]
CERTIFICATES  A. GENERAL...  The Class B[-1] Certificates will have an aggregate
                             principal balance of $       (the "Original Class
                             B[-1] Certificate Balance") as of the date of issuance and will accrue interest at the rate of
                               % per annum (the "Class B[-1] Pass-Through
                             Rate").

  B. INTEREST..............  Interest on the Class B[-1] Certificates will accrue from each Certificate Remittance Date to, but excluding, the next succeeding Certificate Remittance Date (each, an "Accrual Period"). Interest shall accrue on each Class B[-1] Certificate during each Accrual Period at the Class B[-1] Pass-Through Rate and shall be distributed, to the extent available, on each Certificate Remittance Date. Interest with respect to the Class B[-1] Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class B[-1] Pass-Through Rate on the Class B[-1] Principal Balance (as defined below) outstanding on the immediately preceding Certificate Remittance Date (after giving effect to all payments of principal made on such Certificate Remittance Date and taking into account any special remittances on any intervening Special Payment Dates) or, in the
                             case of the initial Accrual Period,        , 199 ,
                             is referred to herein as the "Class B[-1] Interest Remittance Amount". See "Description of the Offered Securities -- The Class B[-1] Certificates" herein.

  C. PRINCIPAL.............  Holders of the Class B[-1] Certificates will be entitled to receive on each Certificate Remittance Date, to the extent available (but not more than the Class B[-1] Principal Balance then outstanding), a distribution allocable to principal
                             which will generally include approximately   % of
                             the Basic Principal Amount plus the sum of (i) the amount, if any, by which (a) the amount required to be distributed to the Class B[-1] Certificateholders as of the preceding Certificate Remittance Date exceeded(b) the amount of the actual distribution to Class B[-1] Certificateholders on such preceding Certificate Remittance Date, exclusive of any portion of any Insured Payment made to the Class B[-1] Certificateholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class B[-1] Pass-Through Rate from such immediately preceding Certificate Remittance Date (the "Class B[-1] Carry-Forward
                             Amount" and, together with approximately   % of the
                             Basic Principal Amount, the "Class B[-1] Principal Remittance Amount").

                             On each Certificate Remittance Date, the lesser of
                             (i) the Class B[-1] Principal Balance then outstanding and (ii) the Class B[-1] Principal Remittance Amount (which, together with the Class B[-1] Interest Remittance Amount, constitutes the "Class B[-1] Remittance Amount" for such Certificate Remittance Date) is payable to the Class B[-1] Certificateholders of record as of the related Record Date.

                             As of any Certificate Remittance Date or Special Payment Date, the "Class B[-1] Principal Balance" will equal the Original Class B[-1] Principal Balance, less all amounts previously distributed on account of principal to holders of the Class B[-1] Certificates.

  D. OPTIONAL PURCHASE.....  If the holders of the Class C Certificates exercise their right to cause the Issuer to sell all of the Mortgage Loans and all REO Properties when the Pool Principal Balance as of a certain Payment Date
                             declines to less than   % of the Original Pool
                             Principal Balance, the Class B[-1]
                             Certificateholders will be entitled to receive on the next succeeding Payment Date an amount in respect of the Class B[-1] Certificates equal to the outstanding Class B[-1] Certificate Principal Balance, plus accrued interest at the Class B[-1] Pass-Through Rate. See "Description of the Offered Securities -- Optional Disposition of Mortgage Loans" herein.

  [E. SPECIAL
REMITTANCES................  The holders of the Class B[-1] Certificates may receive a special remittance of principal on each Special Payment Date if Principal Prepayments and Curtailments received during the preceding calendar
                             month exceed   % of the Pool Principal Balance as
                             of the first day of such month in an amount equal
                             to approximately   % of the amount by which such
                             Principal Prepayments and Curtailments exceed   %
                             of such Pool Principal Balance. Such rates of Principal Prepayments and Curtailments correspond to a constant annualized rate of prepayments equal
                             to   % CPR (defined herein) and   % CPR,
                             respectively. Interest shall cease to accrue on the principal amount of such special remittance as of the Special Payment Date. Interest accrued to the Special Payment Date on the amount of principal so remitted will be distributed on the next succeeding Certificate Remittance Date. Any such special remittance will result in Class B[-1] Certificateholders receiving a distribution of principal earlier, but not more than two months earlier, than would have been the case had no special remittance occurred and such principal payment were made on the next succeeding Certificate Remittance Date.]

[THE CLASS B-PI
CERTIFICATES
  A. GENERAL...............  The Class B-PI Certificates are interest-only
                             Certificates which will not be entitled to any principal distributions. Interest will accrue on the Notional Principal Amount (defined below) of
                             the Class B-PI Certificates at the rate of   % per
                             annum (the "Class B-PI Pass-Through Rate"). The Notional Principal Amount represents a designated principal component of the Mortgage Pool,
                             originally $       (the "Original Notional
                             Principal Amount"). See "Description of the Offered Securities -- Distributions" and "-- Class B-PI Certificates -- Calculation of Notional Principal Amount" herein.

  B. INTEREST..............  Interest will accrue on the Class B-PI Certificates during each Accrual Period on the Notional
                             Principal Amount of the Class B-PI Certificates at the Class B-PI Pass-Through Rate and will be distributed, to the extent available, on each Certificate Remittance Date. Interest with respect to the Class B-PI Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class B-PI Pass-Through Rate on the

                             Notional Principal Amount outstanding on the
                             immediately preceding Certificate Remittance Date (after giving effect to any reduction of the Notional Principal Amount on such Certificate Remittance Date) or, in the case of the initial
                             Accrual Period,        , 199 , is referred to
                             herein as the "Class B-PI Interest Remittance Amount". The sum of the Class B-PI Interest Remittance Amount and the excess of any amounts required to be distributed to the Class B-PI Certificateholders as of the preceding Certificate Remittance Date over the amount actually distributed to the Class B-PI Certificateholders on such Certificate Remittance Date, exclusive of any Insured Payments and, if any amounts actually distributed represent Insured Payments made by the Insurer, interest on such portion at the Class B-PI Pass-Through Rate (the "Class B-PI Carry-Forward Amount"), is referred to herein as the "Class B-PI Remittance Amount". The last scheduled Certificate Remittance Date for the Class B-PI Certificates is
                                    ,        . Holders of the Class B-PI
                             Certificates will not be entitled to any distributions after that date, whether or not the Notional Principal Amount of the Class B-PI Certificates has been reduced to zero. See "Description of the Offered Securities -- The Class B-PI Certificates" herein.]

[C. PLANNED AMORTIZATION
CLASS FEATURE AND
CALCULATION OF NOTIONAL
PRINCIPAL AMOUNT...........  The Class B-PI Certificates represent an interest-only planned amortization class. The planned amortization feature is intended to reduce the uncertainty to investors in the Class B-PI Certificates with respect to prepayments. Since the Class B-PI Certificates will receive interest based on their Notional Principal Amount, this is accomplished by basing the reduction in the Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual principal balances of the Mortgage Loans, as described below. Solely for the purpose of calculating the amount payable with respect to the Class B-PI Certificates, the Mortgage Pool will be divided into two principal components, the "PAC Component" and the "Companion Component". The sum of the PAC Component and the Companion Component will at all times equal the then aggregate outstanding Principal Balance of the Mortgage Loans. The Notional Principal Amount of the Class B-PI Certificates will be equal to the PAC
                             Component, originally $        .

                             The Pooling and Servicing Agreement establishes a schedule (a "Planned Notional Principal Amount Schedule") which is set forth herein under "Description of the Offered Securities -- Class B-PI Certificates -- Calculation of Notional Principal Amount". On each Certificate Remittance Date, the Basic Principal Amount (described above) will be allocated first, to the PAC Component in an amount up to the amount necessary to reduce the amount thereof to the Planned Notional Principal Amount for such Certificate Remittance Date, as set forth in the Planned Notional Principal Amount Schedule, second, to the Companion Component until the outstanding amount thereof is reduced to zero and third, to the PAC Component, without regard to Planned Notional Principal Amount. As described above, the Notional Principal Amount of the Class B-PI Certificates will be equal to the outstanding amount of the PAC Component and thus will be reduced as the PAC Component is reduced.

                             The Planned Notional Principal Amount Schedule has been prepared on the basis of the assumption, among other things, that the Mortgage Loans prepay at a
                             constant rate between   % and   % CPR, an assumed
                             annualized constant rate of prepayments and the prepayment model used in this Prospectus. The yield to maturity of the Class B-PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the Mortgage Loans and may fluctuate significantly from time to time. If the Mortgage Loans prepay at a constant rate within the range assumed in preparing the Planned Notional Principal Amount Schedule, the PAC Component (and the Notional Principal Amount ofthe Class B-PI Certificates) will be reduced in accordance with the Planned Notional Principal Amount Schedule. If the Mortgage Loans prepay at a
                             constant rate higher than   % CPR, the amount of
                             the Companion Component will be reduced to zero more quickly and the amount of the PAC Component (and the Notional Principal Amount of the Class B-PI Certificates) will be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, reducing the yield to holders of the Class B-PI Certificates. In general, a rapid rate of principal prepayments (including liquidations due to losses, repurchases and other dispositions) will have a material negative effect on the yield to maturity of the Class B-PI Certificates. Investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class B-PI Certificates to recoup their initial investment. See "Certain Yield and Prepayment Considerations" herein.]

PRIORITY OF PAYMENTS.......  As more fully described herein, payments will be made on the Notes and distributions will be made on the Class B[-1] Certificates [and the Class B-PI Certificates] on each Payment Date from the amount available for payment (as described below) first, to pay interest on the Notes, second, to pay principal of the Notes, third, to distribute interest with respect to the Class B[-1] Certificates, fourth, to reduce the principal amount of the Class B[-1] Certificates, [and fifth, to distribute interest with respect to the Class B-PI Certificates]. Upon the occurrence of an Event of Default and acceleration of the Notes under the Indenture, and if amounts available under the Securities Insurance Policy are not sufficient to pay in full all amounts due to the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates], the Notes will be paid in full prior to making any payments on the Certificates. As described herein, certain amounts may be distributed to the Class C Certificateholders on each Monthly Deposit Date and on each Payment Date. Payments on the Notes and distributions on the Class B[-1] Certificates [and the Class B-PI Certificates] will be made on each Payment Date and, in the case of the Notes and the Class B[-1] Certificates, on each Special Payment Date, to applicable holders of record on the related Record Date or Special Record Date, as the case may be, in an amount equal to the product of such holder's Percentage Interest and the amount available for payment on such Payment Date or Special Payment Date, as applicable, to the holders of the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates], as the case may be.

                             On any Payment Date, the amount available for payment generally will equal (a) the sum of (i) the Available Payment Amount (as defined below) and
                             (ii) any amount (the "Spread Account Draw") available from the Spread Account and any Insured Payments (defined below) less (b) the sum of (i) the amount of the premium payable to the Insurer during the related Due Period and (ii) the amount of the fees payable to the provider of any Letter of Credit (defined below) during the related Due Period. The term "Available Payment Amount" generally means with respect to any Payment Date, and assuming no special redemption or special payments are made on an intervening Special Payment Date, the result of
                             (a) collections on or with respect to the Mortgage Loans received by the Servicer during the related Due Period, net of the related Servicing Fee (defined below) paid to the Servicer and reimbursements for accrued unpaid Servicing Fees and certain expenses paid by the Servicer, plus (b) the amount of any Advances, less (c) the Excess Spread. As more fully described under "Description of the Offered Securities--Distributions" herein, although payments to Noteholders and distributions to Certificateholders generally will be made on each Payment Date, the calculation and deposit of amounts included in the Available Payment Amount, Advances and Excess Spread, and the payment to the Class C Certificateholders of the Remainder Excess Spread Amount, the Spread Account Excess and, after the Cross-Over Date, the entire Excess Spread (as such terms are defined below), will be made on each Monthly Deposit Date and on each Payment Date. For purposes of such calculation and deposit, a "Monthly Period" shall mean each calendar month comprising a Due Period.

THE SECURITIES INSURANCE
POLICY.....................  On or before the Closing Date, the Servicer will obtain the Securities Insurance Policy, which is noncancelable, in favor of the Indenture Trustee on behalf of the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders]. The Securities Insurance Policy will provide for 100% coverage of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] due on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates], respectively, on each Payment Date. On each Payment Date, the Securities Insurance Policy will be available to the Indenture Trustee for the amount of any insufficiency in the amount available as of such Payment Date which is necessary to pay to the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders], respectively, the Note Payment Amount, Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] on such Payment Date (each, an "Insured Payment"). The Securities Insurance Policy does not guarantee to the Noteholders, the Class B[-1] Certificateholders [or the Class B-PI Certificateholders] any specified rate of prepayments. See "The Securities Insurance Policy and the Insurer" herein.

SPREAD ACCOUNT AND
SUBORDINATED AMOUNT........  Pursuant to the Pooling and Servicing Agreement,
                             there shall be established with the Indenture Trustee a separate trust account (the "Spread Account"), which shall [not] be an asset of the Trust, for the benefit of the holders of the Notes and the holders of the Certificates, into which the Indenture Trustee will deposit upon receipt from the Servicer on each Monthly Deposit Date and on each Payment Date, prior to making any payments to Noteholders or the Certificateholders, the excess, if any, of the aggregate interest accrued during the preceding calendar month on all of the Mortgage Loans at their respective annual rates of interest (each such annual rate of interest hereinafter referred to as the "Mortgage Interest Rate" for the applicable Mortgage Loan) over the sum of interest accrued on the Notes at the Note Interest Rate since the immediately preceding Monthly Deposit Date or Payment Date, interest accrued on the Class B[-1] Certificates at the Class B[-1] Pass-Through Rate since the immediately preceding Monthly Deposit Date or Payment Date, [interest accrued on the Notional Principal Amount of the Class B-PI Certificates at the Class B-PI Pass-Through Rate since the immediately preceding Monthly Deposit Date or Payment Date], the Premium (as defined below) due to the Insurer, the Letter of Credit Fee Amount (as defined below) due to the issuers of any Letters of Credit (as defined below) and the Servicing Fee (such excess with respect to each Monthly Deposit Date and each Payment Date, as the context may require, the "Excess Spread"). Unless otherwise specified by the Insurer, the Indenture Trustee is required to retain [100%] of the Excess Spread (the "Periodic Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer in the Pooling and Servicing Agreement (the "Base Spread Account Requirement"); provided, that for the initial period set forth in the Pooling and Servicing Agreement, the Periodic Excess Spread Amount will be zero. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the Insurer. The percentage used in determining the Periodic Excess Spread Amount may be reduced at the sole discretion of the Insurer with the consent of each person obligated to reimburse issuers of any Letters of Credit (as defined below) on deposit in the Spread Account for outstanding drawings thereunder (each such person, an "Account Party"), and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer without the consent of any Noteholder or Certificateholder.

                             The Pooling and Servicing Agreement permits the Spread Account to be funded in part by one ormore letters of credit (each, a "Letter of Credit") issued by banks or trust companies having on the date of delivery of such Letter of Credit long term
                             debt ratings of at least        by Moody's
                             Investors Service, Inc. ("Moody's") and "       "
                             by Standard & Poor's Corporation ("S&P"), or short
                             term debt ratings of        by Moody's and
                             "       " by S&P, and having certain other
                             qualifications set forth in the Pooling and Servicing Agreement. Amounts available to be drawn under any Letter of Credit will be deemed to be on deposit in the Spread Account.

                             On each Payment Date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the available funds for payments to Noteholders, Class B[-1] Certificateholders [and Class B-PI Certificateholders] and the sum of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount]; provided that, on and after the date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts payable on the Notes, the Class

                             B[-1] Certificates and the Class B-PI Certificates attributable to Mortgage Loan Losses (such withdrawals being the "Cumulative Spread Account Receipts") equal an amount specified in the Pooling and Servicing Agreement (the "Subordinated Amount"), no further withdrawals with respect to shortfalls in the amounts required to be paid to the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders] may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. In addition, the Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

                             On each Monthly Deposit Date and each Payment Date, any amounts constituting (i) Excess Spread in excess of the Periodic Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement as of such Monthly Deposit Date or Payment Date (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread, will be distributed to the Class C Certificate holders after repayment of outstanding draws under any Letters of Credit and of unreimbursed Servicing Advances to the Servicer.

                             Neither the Class C Certificateholders nor the Servicer will be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full payment to Noteholders, to Class B[-1] Certificateholders[or to Class B-PI Certificateholders] of the amount required to be paid to such holders.

                             The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to Noteholders, to Class B[-1] Certificateholders [and to Class B-PI Certificateholders] of the Note Payment Amount, Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], respectively; however, in certain circumstances, the Spread Account could be depleted or reduced by the Insurer and shortfalls could result.

                             Notwithstanding the depletion or reduction of the Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] on such Payment Date.

TRANSFER AND SERVICING.....  Under the Transfer Agreement, each Depositor will acquire the Mortgage Loans from certain of the Originators and, under the Pooling and Servicing Agreement, each Depositor will transfer the Mortgage Loans to the Trust. In addition, the Servicer will agree to service the Mortgage Loans. The rights of the Depositors under the Transfer Agreement and of the Trust under the Pooling and Servicing Agreement will be assigned to the Indenture Trustee as collateral for the Notes.

[SUBORDINATION OF THE CLASS
B[-1] CERTIFICATES [AND
CLASS B-PI CERTIFICATES]...  Distributions on the Class B[-1] Certificates [and
                             the Class B-PI Certificates], which represent equity in the assets of the Trust, are
                             subordinated to payments on the Notes[            ,
                             and distributions on the Class B-PI Certificates are subordinated to distributions on the Class B[-1] Certificates]. If on any Payment Date, the credit enhancement provided by the Securities Insurance Policy is unavailable and the amount available to be paid to Noteholders and Certificateholders, including amounts contained in the Spread Account on such Payment Date, are insufficient to pay the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] for such Payment Date, the rights of the Class B[-1] Certificateholders [and the Class B-PI Certificateholders] to receive distributions on account of the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount, respectively,] shall be subordinated to the rights of the holders of the Notes to be paid the
                             Note Payment Amount in full[,        and the rights
                             of the Class B-PI Certificateholders shall be subordinated to the rights of the Class B[-1] Certificateholders to be paid the Class B[-1] Remittance Amount in full].]

PAYMENT OF CERTAIN
EXPENSES...................  In order to provide for the payment of the fees of the Insurer, the Trust is required to establish and maintain with the Indenture Trustee one or more trust accounts (the "Insurance Account") into which the Indenture Trustee is required to deposit on each Monthly Deposit Date and on each Payment Date, from amounts on deposit in the Collection Account and before making any required deposits into the Spread Account and any required deposits in the Note Payment Account or the Certificate Distribution Account for payment to the Noteholders and the Certificateholders, respectively, an amount that is sufficient to pay the fee of the Insurer (the "Premium"). In addition, in order to provide for the payment of the fees of the issuers of any Letters of Credit on deposit in the Spread Account, the Trust is required to establish and maintain with the Indenture Trustee a trust account (the "Letter of Credit Fee Account") into which the Indenture Trustee is required to deposit on each Monthly Deposit Date and on each Payment Date, from amounts on deposit in the Collection Account and after making any required deposits into the Insurance Account and the Spread Account, an amount that is sufficient to pay any fees due the issuers of such Letters of Credit (the "Letter of Credit Fee Amount"). The Servicer is required to pay to the Indenture Trustee from time to time the fees of the Indenture Trustee and the Owner Trustee and the reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee and the Owner Trustee in accordance with the Pooling and Servicing Agreement, the Indenture and the Trust Agreement. The Indenture Trustee is permitted on each Payment Date to pay to itself and to the Owner Trustee, from amounts on deposit in the Collection Account and after making any required deposits into the Spread Account, any required payments to Noteholders, any required transfers to the Certificate Distribution Account maintained by the Owner Trustee for distribution to the Certificateholders and any required deposits into the Insurance Account and Letter of Credit Fee Account, and any amounts then due and owing representing fees of the Indenture Trustee and the Owner Trustee that have not been paid by the Servicer after written demand therefor.

ADVANCES FROM THE PRINCIPAL
AND INTEREST ACCOUNT.......  The Servicer is required to withdraw from the
                             Principal and Interest Account amounts on deposit therein and held for future distribution to make advances (each, an "Advance") on the third business day preceding each Monthly Deposit Date and Payment Date in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Monthly Period (net of the Servicing Fee). The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise. See "Description of the Offered Securities -- Advances from the Principal and Interest Account; Servicing Advances" herein.

SERVICING FEE..............  The Servicer will be entitled to a fee of   % per
                             annum of the outstanding principal balance of each Mortgage Loan (the "Servicing Fee"), payable monthly from the interest portion of monthly payments on such Mortgage Loan, and from Liquidation Proceeds, Released Mortgaged Property
                             Proceeds and certain other sources as provided in the Pooling and Servicing Agreement.

REPRESENTATIVE'S YIELD.....  The Representative will be entitled to receive an amount (the "Representative's Yield") equal to the sum of (A) all prepayment penalties and premiums collected by the Servicer with respect to any Mortgage Loan and (B) any sum or other finance charge payable by the Mortgagor on a prepaid Rule of 78s Mortgage Loan (as defined herein) that is in excess of (i) the Curtailment or Principal Prepayment (as the case may be) on the related Mortgage Loan, together with accrued and unpaid interest thereon at the Mortgage Interest Rate, plus (ii) servicing compensation exclusive of Servicing Fees. The Representative's Yield is retained and freely transferable by the Representative and does not constitute a portion of the assets of the Trust.

RATINGS....................  It is a condition to the issuance of the Notes and the Offered Certificates that the Notes, the Class B[-1] Certificates [and the Class B-PI
                             Certificates] each be rated "       " by Moody's
                             and "       " by S&P and Fitch Investors Service,
                             Inc. ("Fitch" and each of Fitch, Moody's and S&P, a "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Note, Class B[-1] Certificate [or Class B-PI Certificate], and, accordingly, there can be no assurance that the ratings assigned to the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. If any rating is revised or withdrawn, the liquidity of the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. [The ratings assigned to the Class B-PI Certificates do not address the risk of deviation from the Planned Notional Principal Amount Schedule or the likelihood that the holders of the Class B-PI Certificates will receive any specified return.] See "Risk Factors -- Liquidity" and "Ratings" herein.

OPTIONAL DISPOSITION OF
MORTGAGE LOANS.............  The holders of the Class C Certificates may, at their option, on any date following the Payment Date on which the Pool Principal Balance is less
                             than   % of the Original Pool Principal Balance,
                             cause the Issuer to sell (which may be to any of the Class C Certificateholders) on the last day of the then current Due Period all of the Mortgage Loans and all REO Properties then remaining in the Trust at a price equal to the fair market value of the Mortgage Loans and REO Properties, but not less than (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, (y) accrued and unpaid interest on such amount computed at a rate equal to the weighted average Mortgage Interest Rate and (z) the aggregate amount of any outstanding draws under the Letters of Credit, if any, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. The proceeds of such sale will be deposited into the Collection Account for distribution to the Noteholders and the Certificateholders on the next succeeding Payment Date. In connection with such disposition, the Class C Certificateholders are required to pay any unpaid fees and expenses of the Indenture Trustee, the Owner Trustee and the Insurer. See "Description of the Offered Securities -- Optional Disposition of Mortgage Loans" herein.

CERTAIN LEGAL ASPECTS OF
THE MORTGAGE LOANS.........  Approximately   % of the Mortgage Loans are secured
                             by second Mortgages which are subordinate to a mortgage lien on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "First Lien"). A primary risk with respect to second Mortgages is that foreclosure funds received in connection therewith will not be sufficient to satisfy fully both the First Lien and the second Mortgage. See "Risk
                             Factors" and "Certain Legal Aspects of the Mortgage
                             Loans" herein.

TAX STATUS OF THE OFFERED
SECURITIES.................  In the opinion of Tax Counsel to the Depositors and the Trust, (i) the Trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation and (ii) the Notes will be treated as debt. The Depositors, the Representative, the Originators and the Servicer have agreed, and by the purchase of Notes, Class B[-1] Certificates [and the Class B-PI Certificates], the Noteholders and the Certificateholders will agree, to treat the Trust as a partnership for purposes of Federal and state income taxes, with the partners of the partnership being the Class B[-1]
                             Certificateholders[,        the Class B-PI
                             Certificateholders] and the Class C
                             Certificateholders. See "Certain Federal Income Tax Consequences".

                             The Notes will not be treated as qualifying real property loans within the meaning of Code section 593(d)(1) or assets described in Code section 7701(a)(19)(C), and probably will not be treated as "real estate assets" within the meaning of Code section 856(c)(6)(B). Income derived from the Notes probably will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B). For any Class B[-1] Certificateholder that is a "real estate investment trust" within the meaning of Code section 856, the Class B[-1] Certificates [and Class B-PI Certificates] will be treated as "real estate assets" within the meaning of Code section 856(c)(6)(B). However, no comparable authority exists that would allow a thrift institution that is a Class B[-1] Certificateholder [or Class B-PI Certificateholder] to treat the Class B[-1] Certificates [or the Class B-PI Certificates] as qualifying real property loans within the meaning of Code section 593(d)(1) or assets described in Code section 7701(a)(19)(C). If the Class B[-1] Certificates [or the Class B-PI Certificates] were treated as indebtedness, the Class B[-1] Certificates would not be treated as qualifying real property loans within the meaning of Code section 593(d)(1) and assets described in Code section 7701(a)(19)(C) and probably would not be treated as "real estate assets" within the meaning of Code section 856(c)(6)(B). In addition, in that case, income derived from the Class B[-1] Certificates probably would not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B). See "Certain Federal Income Tax Consequences" [herein and] in the Prospectus.

ERISA CONSIDERATIONS.......  A fiduciary or other person contemplating purchasing the Notes on behalf of or with "plan assets" of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code section 4975 should carefully review with its legal advisors whether the purchase or holding of the Notes could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. Neither the Class B[-1] Certificates nor the Class B-PI Certificates may be acquired by any employee benefit plan or other retirement arrangement subject to ERISA. See "ERISA Considerations" [herein and] in the Prospectus.

LEGAL INVESTMENT...........  [Although upon their initial issuance the Notes, the Class B[-1] Certificates and the Class B-PI
                             Certificates] will be rated "       " by Moody's
                             and "       " by S&P and Fitch, none of the Notes,
                             the Class B[-1] Certificates [or the Class B-PI Certificates] will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because the Mortgage Pool includes Mortgage Loans that are secured by second mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Offered Securities constitute legal investments for such investors.] See "Legal Investment" herein.

USE OF PROCEEDS............  Substantially all of the net proceeds to be received from the sale of the Offered Securities will be received, directly or indirectly, by the Depositors.

                                  RISK FACTORS

     Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Offered Securities:

OFFERED SECURITIES

     [Subordination of Class B[-1] Certificates [and Class B-PI
Certificates]. Distributions on the Class B Certificates, which represent equity in the assets of the Trust, are subordinated to payments on the Notes [, and distributions on the Class B-PI Certificates are subordinated to distributions on the Class B[-1] Certificates]. If on any Payment Date, the credit enhancement provided by the Securities Insurance Policy is unavailable and the amount available for payment to the Noteholders and Class B Certificateholders, including amounts contained in the Spread Account on such Payment Date, is insufficient to pay the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] for such Payment Date, the rights of the Class B[-1] Certificateholders and the Class B-PI Certificateholders to receive distributions on account of the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], as the case may be, are subordinated to the rights of the holders of the Notes to be paid the Note
Payment Amount in full [,        and the rights of the Class B-PI
Certificateholders to receive distributions on account of the Class B-PI Remittance Amount are subordinated to the rights of the holders of the Class B[-1] Certificates to be paid in full].]

     [Class B-PI Certificates. The Class B-PI Certificates are interest-only certificates. Although the planned amortization feature of the Class B-PI Certificates is intended to reduce the uncertainty of prepayments with respect to such Class, the yield on the Class B-PI Certificates will be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to foreclosures, repurchases and losses. Accordingly, to the extent the risks described above with respect to the characteristics of the Mortgage Loans and of mortgage loans in general result in prepayments being received at rates in excess of those assumed by investors and used to calculate the planned Notional Principal Amount Schedule, the yield to the holders of the Class B-PI Certificates will be adversely affected. See "Certain Yield and Prepayment Considerations" herein.]

RISKS OF THE MORTGAGE LOANS [insert any appropriate considerations with respect to Mortgage Loans]

     Geographic Concentration. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In particular, approximately
          %,          %,          %,          %,          %,          %
and          % of the Mortgage Loans by aggregate principal balance as of the
Cut-off Date are secured by Mortgaged Properties located
in          ,          ,          ,          ,          ,           and
          , respectively. There has been a contraction of economic activity and a deterioration of the real estate market in many states and uncertainty exists with respect to the economy and the real estate market in many regions of the United States. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans.

     Nature of Security.  Approximately           % of the Mortgage Loans, by
aggregate principal balance as of the Cut-off Date, are secured by [second] Mortgages, and the related First Liens are not included in the Mortgage Pool. Although little data is available, the rate of default of [second] mortgage loans may be greater than that of mortgage loans secured by First Liens on comparable properties. See "Risk Factors -- Risks of the Mortgage
Loans -- Nature of Security" in the Prospectus.

     Risk of Early Defaults.  Approximately          % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date were originated
within          months prior to the Cut-off Date. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date is approxi-
mately          months. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans. Approximately          % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pool" herein and "Risk Factors -- Risks of the Mortgage Loans -- Balloon Loans" in the Prospectus.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of the Notes and the Class B[-1] Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans, including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. A higher than anticipated rate of prepayments could result in special redemptions of and special remittances to the holders of the Notes and the Class B[-1] Certificates, respectively. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. [The yield to maturity of the Class B-PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments, liquidations and repurchases) of the Mortgage Loans, which may fluctuate significantly from time to time. Investors in the Class B-PI Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.]

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool consists of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after giving effect to payments
received prior to such date, of $          (the "Original Pool Principal
Balance"). This subsection describes generally certain characteristics of the Mortgage Loans. Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the approximate percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding principal balances of the Mortgage Loans as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date. The Mortgage Pool consists of [fixed-rate] Mortgage Loans with
remaining terms to maturity of not more than           months (including both
fully amortizing Mortgage Loans and Balloon Loans). Approximately           % of
the Mortgage Loans were originated and underwritten by the Representative or by
a wholly-owned subsidiary of the Representative and approximately           % of
the Mortgage Loans were purchased and re-underwritten by the Representative or by a wholly-owned subsidiary of the Representative. The Mortgage Loans have the characteristics set forth below as of the Cut-off Date. Percentages expressed herein based on principal balances and number of Mortgage Loans have been rounded, and in the tables set forth herein the sum of the percentages may not equal the respective totals due to such rounding.

     All of the Mortgage Loans were originated between           and
and have a scheduled maturity date no later than           . No Mortgage Loan
has a remaining term to maturity as of the Cut-off Date of less than months. The weighted average original term to maturity of the Mortgage Loans as
of the Cut-off Date is approximately           months. The weighted average
remaining term to maturity of the Mortgage Loans as of the Cut-off Date is
approximately           months.

     The weighted average Mortgage Interest Rate of the Mortgage Loans as of the
Cut-off Date is approximately           % per annum. All of the Mortgage Loans
have Mortgage Interest Rates as of the Cut-off Date of at least           % per
annum but not more than           % per annum. The average principal balance
outstanding of the Mortgage Loans as of the Cut-off Date was approximately
$          and the principal balances of the Mortgage Loans as of the Cut-off
Date ranged from approximately $          to $          . The original principal
balances of the Mortgage Loans ranged from approximately $          to
$          .

     Approximately           % of the Mortgage Loans are secured by a second
Mortgage on the related Mortgaged Property that is junior to a First Lien, and
approximately           % are secured by a first Mortgage on the related
Mortgage Property. The First Liens related to the Mortgage Loans secured by second Mortgages are not included in the Mortgage Pool.

     Approximately           % of the Mortgage Loans had a Combined
Loan-to-Value Ratio at origination in excess of           %. The weighted
average Combined Loan-to-Value Ratio of the Mortgage Loans as of the Cut-off
Date is approximately           %. Approximately           % of the Mortgage
Loans had a Home Equity Loan Ratio (defined below) at origination in excess of
          %. The weighted average Home Equity Loan Ratio of the Mortgage Loans
as of the Cut-off Date is approximately           %.

     At least           % of the Mortgage Loans are secured by fee simple
interests in detached single-family dwelling units, including units in de minimis planned unit developments, with the remaining Mortgage Loans secured by fee simple interests in attached or detached two-to four-family dwelling units, units in planned unit developments and condominiums on more than one parcel of
real property; provided, however, that approximately           % of the Mortgage
Loans are secured by a leasehold interest in a one-to four-family residential
dwelling situated on property located in the State of           , and further
provided that approximately           % of the Mortgage Loans are secured by
real property improved with a single-family residence constituting a permanently affixed manufactured housing unit. With respect to at least % of the Mortgage Loans, the Mortgagor represented at the time of the origination of the Mortgage Loan that the related Mortgaged Property would be occupied by the Mortgagor as a primary or secondary residence (an "Owner Occupied Mortgaged Property").

     No more than approximately           % of the Mortgage Loans are secured by
Mortgaged Properties located in any one zip code area in the State of
California, and no more than approximately           % of the Mortgage Loans are
secured by Mortgaged Properties located in any one zip code area outside the
State of California. Approximately           %,           %,           %,
          %,           %,           % and           % of the Mortgage Loans are
secured by Mortgaged Properties located in           ,          ,           ,
          ,           ,           and           , respectively. Except as
indicated in the preceding sentence, no more than           % of the Mortgage
Loans are secured by Mortgaged Properties located in any one state.

     Approximately           % of the Mortgage Loans are Balloon Loans.
Approximately           %,          % and           % of the Mortgage Loans are
Balloon Loans based on a           year amortization schedule and a single
payment of the remaining loan balance approximately           ,          and
          years after origination, respectively.

     Approximately           % of the Mortgage Loans are Bankruptcy Mortgage
Loans. Of the Mortgage Loans,           % in principal amount are Bankruptcy
Mortgage Loans which are 30 days or more contractually delinquent.           %
in principal amount of the Mortgage Loans other than Bankruptcy Mortgage Loans
are contractually delinquent 30-59 days and           % are contractually
delinquent 60-89 days.

     The following table sets forth the number and outstanding principal balance as of the Cut-off Date and the percentage of the Mortgage Pool represented by Mortgage Loans having outstanding principal balances as of the Cut-off Date in the ranges described therein:

                                              PERCENT OF                    PERCENT OF
                                               MORTGAGE                      MORTGAGE
                                               POOL BY                       POOL BY
     RANGE OF                                CUT-OFF DATE     NUMBER OF     NUMBER OF
   CUT-OFF DATE                               PRINCIPAL       MORTGAGE       MORTGAGE
PRINCIPAL BALANCES     PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------------     -----------------     ------------     ---------     ----------
   $                     $                            %                             %
   $
   $
   $
   $
   $
   $
   $
   $
   $
   $
   $
   $
   $
   $
                       -----------------     ------------     ---------     ----------
     Total               $                      100.00%                       100.00%
                       ===============       ===========      ==========    =========

     The following table sets forth the geographic distribution of the Mortgaged Properties in the Mortgage Pool by state or territory as of the Cut-off Date:

                                              PERCENT OF                    PERCENT OF
                                               MORTGAGE                      MORTGAGE
                                               POOL BY                       POOL BY
                                             CUT-OFF DATE     NUMBER OF     NUMBER OF
                         CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
STATE OR TERRITORY     PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------------     -----------------     ------------     ---------     ----------
                         $                            %                             %
                       -----------------     ------------     ---------     ----------
     Total               $                            %                             %
                       ===============       ===========      ==========    =========

     The following table sets forth the Combined Loan-to-Value Ratios of the Mortgage Loans as of the Cut-off Date:

                                           PERCENT OF                    PERCENT OF
                                            MORTGAGE                      MORTGAGE
                                            POOL BY                       POOL BY
   RANGE OF                               CUT-OFF DATE     NUMBER OF     NUMBER OF
COMBINED LOAN-        CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
TO-VALUE RATIOS     PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
---------------     -----------------     ------------     ---------     ----------
    % to    %         $                            %                             %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
                    -----------------     ------------     ---------     ----------
    Total             $                      100.00%                       100.00%
                    ===============       ===========      ==========    =========

     The following table sets forth the Home Equity Loan Ratios of Mortgage Loans as of the Cut-off Date:

                                        PERCENT OF                    PERCENT OF
                                         MORTGAGE                      MORTGAGE
                                         POOL BY                       POOL BY
  RANGE OF                             CUT-OFF DATE     NUMBER OF     NUMBER OF
HOME EQUITY        CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
LOAN RATIOS      PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------     -----------------     ------------     ---------     ----------
   % to    %       $                            %                             %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
   % to    %
                 -----------------     ------------     ---------     ----------
   Total           $                      100.00%                       100.00%
                 ===============       ===========      ==========    =========

     The following table sets forth the Mortgage Interest Rates borne by the Mortgage Notes relating to the Mortgage Loans as of the Cut-off Date:

                                          PERCENT OF                    PERCENT OF
                                           MORTGAGE                      MORTGAGE
                                           POOL BY                       POOL BY
   RANGE OF                              CUT-OFF DATE     NUMBER OF     NUMBER OF
   MORTGAGE          CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
INTEREST RATES     PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
--------------     -----------------     ------------     ---------     ----------
    % to    %        $                            %                             %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
    % to    %
                   -----------------     ------------     ---------     ----------
    Total            $                      100.00%                       100.00%
                   ===============       ===========      ==========    =========

     The following table sets forth the number of remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date:

                                            PERCENT OF                    PERCENT OF
                                             MORTGAGE                      MORTGAGE
    RANGE OF                                 POOL BY                       POOL BY
REMAINING MONTHS                           CUT-OFF DATE     NUMBER OF     NUMBER OF
   TO STATED           CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
    MATURITY         PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
----------------     -----------------     ------------     ---------     ----------
      to               $                            %                             %
      to
      to
      to
      to
      to
      to
      to
      to
      to
      to
      to
      to
      to
                     -----------------     ------------     ---------     ----------
    Total              $                      100.00%                       100.00%
                     ===============       ===========      ==========    =========

     The following table sets forth the number of months since origination of the Mortgage Loans as of the Cut-off Date:

                                        PERCENT OF                    PERCENT OF
                                         MORTGAGE                      MORTGAGE
                                         POOL BY                       POOL BY
  RANGE OF                             CUT-OFF DATE     NUMBER OF     NUMBER OF
MONTHS SINCE       CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
ORIGINATION      PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------     -----------------     ------------     ---------     ----------
     to            $                            %                             %
     to
     to
     to
     to
     to
     to
     to
     to
     to
     to
     to
     to
     to
                 -----------------     ------------     ---------     ----------
   Total           $                      100.00%                       100.00%
                 ===============       ===========      ==========    =========

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on the Notes and the Class B[-1] Certificates, [the rate of reduction on the Notional Principal Amount of the Class B-PI Certificates], the aggregate amount of each interest payment on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] and the yield to maturity of the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the Noteholders and the Class B[-1] Certificateholders [(and a reduction in the Notional Principal Amount of Class B-PI Certificates)] of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans.

     In addition, the holders of the Class C Certificates may, at their option, cause the Trust to sell all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates], on any Payment Date following the Payment Date on which the Pool Principal Balance (as defined herein) is less
than   % of the Original Pool Principal Balance. See "Description of the Offered
Securities -- Optional Disposition of Mortgage Loans" herein.

     If due to the rate of Principal Prepayments and Curtailments, the Notes are subject to special redemption and the Class B[-1] Certificates are subject to special remittances on a Special Payment Date, as described under "Description of the Offered Securities -- The Notes" and "-- The Class B[-1] Certificates", the holders will receive principal earlier, but not more than two months earlier, than would have been the case had no special redemption or special remittance, as the case may be, occurred and such principal payment were made on the succeeding Payment Date. In such event, Noteholders or Class B[-1] Certificateholders may not be able to reinvest such payments at rates equal to the Note Interest Rate or Class B[-1] Pass-Through Rate, as the case may be.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans. See "Certain Yield and Prepayment Considerations" in the Prospectus.

     [The yield to maturity of the Class B-PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments) of the Mortgage Loans, which may fluctuate significantly from time to time. Investors in the Class B-PI Certificates should fully consider the associated risks, including the risk that a rapid rate of principal payments could result in the failure of such investors to recoup their initial investment.]

NOTES AND CLASS B[-1] CERTIFICATES

     The scheduled maturity date of the latest maturing Mortgage Loan in the
Mortgage Pool is in                . Accordingly, the final payment on any Note
or any Class B[-1] Certificate would be made no later than                ,
assuming that no prepayments are received on the Mortgage Loans, all payments of principal of and interest on each of the Mortgage Loans are timely received and none of the Mortgage Loans is purchased from the Trust. The weighted average life of the Notes and the Class B[-1] Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions and the date on which the final payment on any Note or any Class B[-1] Certificate could occur is significantly
earlier than                , because, among other things, (i) prepayments are
likely to occur, (ii) defective Mortgage Loans may be purchased from the Trust under certain circumstances described herein, (iii) the holders of the Class C Certificates may cause the Trust to sell all of the Mortgage Loans when the
aggregate outstanding principal amount of the Mortgage Loans is less than    %
of the Original Pool Principal Balance and (iv) shortfalls in principal due to losses on the Mortgage Loans could result in withdrawals from the Spread Account or in Insured Payments to make payments in respect of principal on the Notes or the Class B[-1] Certificates.

     Prepayments of mortgage loans are commonly measured relative to a standard or model. The model used in this Prospectus [("CPR")] represents [an assumed annualized constant rate of prepayment relative to the then outstanding principal balance of a pool of mortgage loans]. It is unlikely that the Mortgage Loans will prepay at a constant rate or that all of the Mortgage Loans within the Mortgage Pool will prepay at the same rate.

     Greater than anticipated prepayments of principal will increase the yield on Notes or Class B[-1] Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Notes and Class B[-1] Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Offered Securities will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Notes and the Class B[-1] Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.

     The "weighted average life" of an Offered Security refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Offered Security is repaid. The weighted average life of the Notes and the Class B[-1] Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including final payments made upon the maturity of Balloon Loans.

[THE CLASS B-PI CERTIFICATES

     Because amounts distributable to the holders of Class B-PI Certificates consist entirely of interest payable on the Mortgage Loans, the yield to maturity of the Class B-PI Certificates will be sensitive to the repurchase, prepayment and default experience of the Mortgage Loans, and prospective investors should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. Investors in the Class B-PI Certificates should note that they will not be entitled to any
distributions after the Certificate Remittance Date in                .

     Distributions of interest to holders of the Class B-PI Certificates will depend on the Notional Principal Balance of the Class B-PI Certificates.

     As described under "Description of the Offered Securities -- Class B-PI Certificates -- Calculation of Notional Principal Amount", the Notional
Principal Amount of the Class B-PI Certificates, originally $            , will
always be equal to the amount of the PAC Component. On each Certificate Remittance Date, the Basic Principal Amount (as defined herein) with respect to the Mortgage Pool will be allocated first to the PAC Component (and so to reduce the Notional Principal Amount of the Class B-PI Certificates) in an amount necessary to reduce the PAC Component to its Planned Notional Principal Amount, then to the Companion Component until the amount of such component is reduced to zero, and then to the PAC Component without regard to Planned Notional Principal Amount.

     The following table illustrates the significant effect that prepayments on the Mortgage Loans have upon the yield to maturity of the Class B-PI Certificates. The table shows the approximate hypothetical pre-tax yields to maturity of the Class B-PI Certificates, stated on a corporate bond equivalent basis, under different prepayment assumptions based on the assumed purchase price and the CPR prepayment model described below. The following table also assumes that the Mortgage Loans have been aggregated into hypothetical pools having the following characteristics and that the level
scheduled monthly payment for each of the      pools (which is based on its
Cut-off Date Principal Balance, the weighted average mortgage rate and the weighted average remaining amortization term as of the Cut-off Date) will be
such that, in the case of      pool below, such pool will be fully amortized by
the end of its weighted average remaining amortization term, and in the case of
pools      ,      and      below, each pool will be paid with a final balloon
payment at the end of its weighted average remaining term to balloon payment:

                                                                                                    WEIGHTED
                                                                              WEIGHTED              AVERAGE
                                                                              AVERAGE              REMAINING
                                                        WEIGHTED             REMAINING                TERM
                                CUT-OFF DATE            AVERAGE             AMORTIZATION           TO BALLOON
                                 PRINCIPAL              MORTGAGE                TERM                PAYMENT
POOL                              BALANCE                 RATE              (IN MONTHS)           (IN MONTHS)
-------------------------    ------------------    ------------------    ------------------    ------------------
1                                    $                     %
2

     The table also assumes that (i) the purchase price of the Class B-PI
Certificates is $       , (ii) the Mortgage Loans prepay in full at the
specified constant percentage of CPR monthly, with no delinquencies, losses or repurchases, (iii) each scheduled monthly payment (including a balloon payment, if applicable) on the Mortgage Loans is made on its respective due date, (iv)
distributions are made on each Payment Date (assumed to be the   th day of each
month in which a Payment Date occurs) commencing                , 199 , (v)
prepayments representing prepayments in full of individual loans are received on the last day of the month and include a full month's interest thereon and (vi)
the Closing Date is                , 199 .

                                 PRE-TAX YIELD

                               %                %                %                %                %                %
                              CPR              CPR              CPR              CPR              CPR              CPR
                         -------------    -------------    -------------    -------------    -------------    -------------
No Optional
  Termination
Optional Termination

     Based on the assumptions set forth above, at approximately      % CPR,
assuming no optional sale of the assets of the Trust, the yield to maturity of the Class B-PI Certificates will be approximately 0%. Based on such assumptions,
at approximately      % CPR, assuming the Class C Certificateholders exercise
their option to cause the Issuer to sell all of the Mortgage Loans and all of the REO Properties on the earliest allowable Payment Date, as described under "Description of the Offered Securities -- Optional Disposition", the yield to maturity of the Class B-PI Certificates will be approximately 0%. No assurances can be given as to the rate of payments on the Mortgage Loans.

     It is unlikely that the characteristics of the Mortgage Loans will correspond exactly to those assumed in preparing the table above. The yield of the Class B-PI Certificates may therefore differ even if all the Mortgage Loans prepay monthly at the related assumed prepayment rate. In addition, it is unlikely that the Mortgage Loans will prepay at a constant rate or that all of the Mortgage Loans within the Mortgage Pool will prepay at the same rate. The timing of changes in the rate of prepayments may affect significantly the total distributions received, the date of receipt and the actual yield to a holder of the Class B-PI Certificates even if the average rate of principal payments is consistent with an investor's expectations.

     The pre-tax yields set forth in the preceding table were calculated by determining the quarterly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class B-PI Certificates would cause the discounted present value of such cash flows to equal the assumed offering price of

$            for the Class B-PI Certificates. The quarterly rates are then converted to the corporate bond equivalent yields shown above. Implicit in such calculation is the assumption that intermediate cash flows are reinvested at the discount rate or internal rate of return. The calculations therefore do not take into account the different interest rates at which investors may be able to reinvest funds received by them and consequently do not purport to reflect the return on any investment in the Class B-PI Certificates when such reinvestment rates are considered.]

                                   THE TRUST

     The Issuer, EQCC Home Equity Loan Trust 199 , is a business trust formed
under        of the        pursuant to a Trust Agreement dated as of        ,
1993 (the "Trust Agreement") between the Depositors and        , acting not in
its individual but solely as trustee of the Trust (the "Owner Trustee"). The Trust may not engage in any activity other than (i) acquiring, holding and managing the Mortgage Loans and the other assets of the Trust and the proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities incidental to the foregoing.

     The Certificates in the aggregate represent the equity of the Trust. Pursuant to the Transfer Agreement, the Originators will in the aggregate contribute the Mortgage Loans to the Depositors in exchange for the Depositors' capital stock. Pursuant to the Pooling and Servicing Agreement, the Trust will deliver the Certificates to the Depositors in exchange for the Mortgage Loans and, upon sale of the Notes, will distribute the proceeds of such sale to the Depositors. The Depositors will sell the Class B[-1] Certificates [and the Class B-PI Certificates] and will initially retain the Class C Certificates.

     The Trust property will include: (i) Mortgage Loans as from time to time are subject to the Pooling and Servicing Agreement and all proceeds thereof,
(ii) such assets as from time to time are identified as REO Property or are deposited in the Collection Account (defined herein), Principal and Interest Account (as defined herein), Insurance Account, or Letter of Credit Fee Account, including amounts on deposit in such accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any Insurance Proceeds, (iv) the Securities Insurance Policy, (v) Liquidation Proceeds, and (vi) Released Mortgaged Property Proceeds; provided, however, that the assets of the Trust do not include the Spread Account (which will nevertheless be pledged to the holders of the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates]), the Representative's Yield or amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date. The Owner Trustee on behalf of the Trust will assign the Mortgage Loans and other assets of the Trust to the Indenture Trustee to secure payment of the Notes.

     The Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Offered Securities -- Servicing Standards" and "-- Use of Subservicers" below for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

     The Trust's principal offices are in        ,        , in care of the Owner
Trustee, at the address listed in "-- The Owner Trustee" below.

CAPITALIZATION OF THE TRUST

     The following table illustrates the capitalization of the Trust as of the Cut-off Date (without regard to the Class C Certificates, which are being retained by the Depositors [and the Class B-PI Certificates, which are entitled to receive interest only on the Mortgage Loans]), as if the issuance and sale of the Offered Securities had taken place on such date:

             % Asset Backed Notes......................................  $
          Class B[-1] Asset Backed Certificates........................
                                                                         ---------
                    Total..............................................  $
                                                                         =========

THE OWNER TRUSTEE

                    is the Owner Trustee under the Trust Agreement.
               is a        banking corporation and its principal offices are
located at        ,        ,        . The Owner Trustee's liability in
connection with the issuance and sale of the Notes and the Certificates is limited solely to the express obligations of the Owner Trustee set forth in the Trust Agreement. The Owner Trustee may resign at any time, in which event the Administrator or its successor will be obligated to appoint a successor trustee. The Administrator may remove the Owner Trustee under certain circumstances. Any resignation or removal of the Owner Trustee will not become effective until acceptance of the appointment by a successor trustee.

ADMINISTRATION AGREEMENT

     EquiCredit Corporation of America, in its capacity as administrator (the "Administrator"), will enter into an agreement (an "Administration Agreement") with the Trust and the Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide the notices and to perform other administrative obligations required to be provided and performed by the Issuer and the Owner Trustee under the Indenture. The Administrator will be entitled to reimbursement by the Servicer for its reasonable expenses.

        THE ORIGINATORS AND THE SERVICER -- ORIGINATION, FORECLOSURE AND
                             DELINQUENCY EXPERIENCE

GENERAL

     For a general discussion of the Depositors, the Servicers and the Originators, see "The Depositors, the Servicer, the Representative and the Originators" in the Prospectus. In the discussion that follows, references to the "Company" include EquiCredit Corporation, EquiCredit Corporation of America ("EquiCredit") and its subsidiaries (including the other Originators) and EquiCredit's predecessor in interest, OSCC-Florida.

     As of December 31, 199  , the Company had a total of   employees;
employees at its Jacksonville, Florida headquarters and an additional
employees in   branch offices located nationwide. As of December 31, 199  , the
total stockholders' equity of the Company was $       . Copies of the audited
financial statements of the Company for the fiscal years ended December 31, 199 , 199 and 199 , prepared on the basis of generally accepted accounting principles, may be obtained upon request from Jerry McCoy, Senior Vice President and Chief Accounting Officer, EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256 or by telephoning (904) 987-2604.

LOAN ORIGINATION HISTORY

     At December 31, 199 , the Company conducted loan origination and/or wholesale operations in a number of states, including but not limited to
       .

     The dollar amounts of first and second lien mortgage loans originated and purchased by the Company during the years ended December 31, 199 , 199 and
199  were $       , $       and $       , respectively. The Company originated
and purchased mortgage loans totalling $       during the months ended        ,
199  .

UNDERWRITING PROGRAMS

     The following table sets forth the distribution of the Mortgage Loans among the Underwriting Programs as of the Cut-off Date:

                                                          PERCENT OF                    PERCENT OF
                                                           MORTGAGE                      MORTGAGE
                                                           POOL BY                       POOL BY
                                                         CUT-OFF DATE     NUMBER OF     NUMBER OF
         UNDERWRITING                CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
           PROGRAM                 PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------------------------     -----------------     ------------     ---------     ----------
Class A ......................       $                            %                             %
Class B ......................
Class C ......................
Class D ......................
                                          --------        --------        ------- -     ------- -
          Total...............       $                      100.00%                       100.00%
                                          ========        ========        ========      ========

     See "The Depositors, the Servicer, the Representative and the Originators -- Specific Underwriting Criteria; Underwriting Programs" in the Prospectus for a discussion of each of the underwriting programs.

SERVICING PORTFOLIO

     At        , 199  and December 31, 199  , the Company serviced a total
portfolio of        and        mortgage loans, respectively, having aggregate
unpaid principal balances of $       and $       , respectively, for itself and
an investor group consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA"). The foregoing figures include loans that were not originated or acquired and re-underwritten by the Company but are serviced (principally for FNMA) on a contractual basis.

DELINQUENCY AND LOSS EXPERIENCE

     The following table sets forth the Company's delinquency and charge-off experience at the dates indicated on mortgage loans included in its servicing portfolio, including loans in foreclosure proceedings, but excluding loans serviced by the Company that were not originated or acquired and re-underwritten by the Company (such portfolio, excluding such loans, the "Primary Servicing Portfolio").

                                                                                                                 AT OR FOR THE
                                            AT OR FOR THE YEAR ENDED DECEMBER 31,                              MONTHS ENDED     ,
                     -----------------------------------------------------------------------------------       ------------------
                                                                               199               199                  199
                                                                           -----------       -----------       ------------------
                     -----------       -----------       -----------
                                                                (DOLLARS IN THOUSANDS)
Portfolio Unpaid
  Principal
  Balance(1)......   $                 $                 $                 $                 $                    $

Average Portfolio
  Unpaid Principal
  Balance(1)......   $                 $                 $                 $                 $                    $

Period of
  Delinquency(2):
     30-59 Days...              %                 %                 %                 %                 %                     %
     60-89 Days...              %                 %                 %                 %                 %                     %
     90 Days or
       More.......              %                 %                 %                 %                 %                     %

Total
  Delinquencies...              %                 %                 %                 %                 %                     %

Total Credit
  Losses(3).......   $                 $                 $                 $                 $                    $

Total Credit
  Losses as a
  Percent of
  Average
  Portfolio Unpaid
  Principal
  Balance.........              %                 %                 %                 %                 %                     %(4)

------------------

(1) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each mortgage loan, excluding unearned finance charges and other charges, and excludes the principal balance of each mortgage loan as to which the related mortgaged property has been previously acquired through foreclosure.

(2) Delinquency percentages are calculated as the dollar amount of mortgage loan principal delinquent as a percent of the Portfolio Unpaid Principal Balance. Delinquency percentages include the principal balance of all mortgage loans in foreclosure proceedings. Generally, all Mortgage Loans in foreclosure proceedings are 90 days or more delinquent. Delinquency percentages do not include the principal balance of mortgage loans which are real estate owned.

(3) Total Credit Losses includes (a) charge-offs of principal, net of subsequent recoveries, relating to mortgage loans written off as uncollectible or charge-offs relating to properties securing any mortgage loans which have been foreclosed upon and for which, in the opinion of management, liquidation proceeds would not exceed estimated expenses of liquidation plus the unpaid principal balance, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned, and (c) losses (gains) on the disposition of foreclosed properties and real estate owned.

(4) Annualized.

     The delinquency percentages set forth in the preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Primary Servicing Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Primary Servicing Portfolio during the periods indicated. However, because the amount of loans included in the Primary Servicing Portfolio has increased rapidly over these periods as a result of new originations, the Primary Servicing Portfolio as of the end of any indicated period includes many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses. In the absence of such substantial and continual additions of newly originated loans to the Primary Servicing Portfolio, the delinquency and charge-offs percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

     In addition, over the last several years, there has been a general deterioration of the real estate market and weakening of the economy in all regions of the country. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy continue to decline, the Company may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

OUTSTANDING REAL ESTATE OWNED

     At               , 199  and December 31, 199  , approximately      and
     properties, respectively, acquired through foreclosure were owned by the Company for its own account or on behalf of owners of other mortgage loans included in the Company's Primary Servicing Portfolio. Such properties, at
              , 199  and December 31, 199  , were valued at $          and
$          , respectively.

                     DESCRIPTION OF THE OFFERED SECURITIES

GENERAL

     The Notes will be issued pursuant to an Indenture to be dated as of
              , 199  (the "Indenture") between the Issuer and
                  , as Indenture Trustee (the "Indenture Trustee"). The Class B[-1] Certificates [and the Class B-PI Certificates] ([collectively,] the "Class B Certificates"), together with the Class C Certificates (collectively with the Class B Certificates, the "Certificates"), will be issued pursuant to the Trust Agreement. The Class C Certificates will be retained by the Depositors. Only the Notes and the Class B Certificates (collectively, the "Offered Securities") are offered hereby. The following summary describes certain terms of the Notes, the Certificates, the Indenture, the Trust Agreement, the Pooling and Servicing Agreement and the Transfer Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the Offered Securities and the underlying documents. Forms of the Indenture, the Trust Agreement, the Pooling and Servicing Agreement and the Transfer Agreement have been filed as exhibits to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Notes, the Certificates, the Indenture, the Trust Agreement, the Pooling and Servicing Agreement and the Transfer Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The Notes will be secured by the assets of the Trust, including (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the funds and accounts established under the Indenture and in the Principal and Interest Account, Collection Account, Insurance Account and Letter of Credit Fee Account, including all investments of amounts on deposit therein,
(iv) certain rights of the Depositors under the Transfer Agreement and of the Trust under the Pooling and Servicing Agreement and (v) certain other property. The Certificates represent the equity of the Trust. The Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] will also be secured by amounts on deposit in the Spread Account and will have the benefit of an irrevocable guaranty surety bond (the "Securities Insurance Policy") to be issued on or before the date of issuance of the Offered Securities by Financial Guaranty Insurance Company (the "Insurer") in favor of the Indenture Trustee.

     Each of the Notes, the Class B[-1] Certificates [and the Class B-PI
Certificates] will be issued in minimum denominations of $          and integral
multiples thereof. Each Note, each Class B[-1] Certificate [and each Class B-PI Certificate] will represent a percentage interest (a "Percentage Interest") in the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates], as the case may be, determined by dividing the original dollar amount (or Notional Principal Amount, in the case of the Class B-PI Certificates) represented by such Note, Class B[-1] Certificate [or Class B-PI Certificate] by the Original Note Principal Balance, the Original Class B[-1] Principal Balance [or the original aggregate Notional Principal Amount], as the case may be.

     Each of the Notes and the Class B[-1] Certificates (the "Book-Entry Offered Securities") will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Book-Entry Offered Securities will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders", "Noteholders" or "Certificateholders" shall reflect the rights of owners of the Book-Entry Offered Securities, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. [The Class B-PI Certificates will be issued in fully-registered definitive form.] See "--Registration of Offered Securities" herein.

     On each Payment Date and Special Payment Date, the Indenture Trustee will pay to each person in whose name a Note is registered on the related Record Date or Special Record Date, as applicable, and the

Owner Trustee will distribute to each person in whose name a Class B[-1] Certificate [or Class B-PI Certificate] is registered on the related Record Date or Special Record Date, as applicable (which in case of the Book-Entry Offered Securities initially will be only Cede, as nominee of DTC), the portion of the aggregate payment to be made to Noteholders, Class B[-1] Certificateholders [or Class B-PI Certificateholders], as the case may be, to which such holder is entitled, if any, based on the Percentage Interest of the Notes, Class B[-1] Certificates [or Class B-PI Certificates], as the case may be, held by such holder. Distributions will be made by wire transfer of immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor if such holder owns of record Notes, or Class B[-1] Certificates, as the case may be, in denominations aggregating in excess of
$          [or Class B-PI Certificates] and shall have provided complete wiring instructions to the Indenture Trustee or the Owner Trustee, as the case may be, at least five business days prior to the Record Date or Special Record Date, as applicable, and otherwise by check mailed to the address of the person entitled thereto as it appears on the Note Register or Certificate Register, as the case may be.

THE NOTES

     General.  The Notes will have an aggregate principal balance of $
(the "Original Note Principal Balance") as of the date of issuance, will accrue
interest at the rate of   % per annum (the "Note Interest Rate") and will mature
on                     .

     Payments of Interest. Interest on the outstanding principal amount of the Notes will accrue from each Note Payment Date (or, in the case of the initial
Accrual Period,               , 199  ) to but excluding the next succeeding Note
Payment Date (each, an "Accrual Period"). Interest will accrue on each Note at the Note Interest Rate and shall be paid, to the extent available, on each Note Payment Date. Interest on the Notes will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued on the Notes during each Accrual Period on the Note Principal Balance (defined below) on the immediately preceding Note Payment Date (after giving effect to payments of principal made on such Note Payment Date and after taking into account any principal payments made on any intervening Special Payment Date) or, in the case of the initial
Accrual Period,               , 199  , is referred to herein as the "Note
Interest Payment Amount".

     Payments of Principal. Principal of the Notes will be payable on each Note Payment Date, to the extent available, in an amount (but not more than the Note Principal Balance then outstanding) generally equal to the sum of (a)
approximately   % of (i) the principal portion of all scheduled payments
("Monthly Payments") received on the Mortgage Loans during the three calendar months preceding the calendar month in which such Note Payment Date occurs (the "Due Period"), (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during the related Due Period ("Curtailments"), (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the obligation to purchase or substitute contained in the Transfer Agreement) in connection with the purchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Transfer Agreement and assigned to the Trust under the Pooling and Servicing Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage

Loan") to the extent not included in the amounts described in clauses (i) through (iv) above (100% of the sum of (i) through (v) above, the "Basic Principal Amount"), and (b) the sum of (i) the amount, if any, by which (x) the amount required to be paid to Noteholders on the preceding Note Payment Date exceeded (y) the amount of the actual payment to Noteholders on such preceding Note Payment Date, exclusive of any portion of any Insured Payment made to the Noteholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the
Note Interest Rate from such immediately preceding Note Payment Date (the "Note
Carry-Forward Amount" and, together with approximately   % of the Basic
Principal Amount, the "Note Principal Payment Amount").

     On each Note Payment Date, the lesser of (i) the Note Principal Balance then outstanding and (ii) the Note Principal Payment Amount (which, together with the Note Interest Payment Amount, constitutes the "Note Payment Amount" for such Note Payment Date) is payable to the Noteholders.

     As of any Note Payment Date or any Special Payment Date, the "Note Principal Balance" will equal the Original Note Principal Balance, less all principal amounts previously paid to holders of the Notes.

     Redemption. The Notes are subject to redemption in whole, but not in part, on the Payment Date on which the holders of the Class C Certificates exercise their right to cause the Issuer to sell all of the Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") when the Pool Principal Balance as of the immediately
preceding Payment Date declines to less than   % of the Original Pool Principal
Balance, at a redemption price equal to the then outstanding Note Principal Balance, plus accrued and unpaid interest thereon.

     [Special Redemption. The Notes are subject to special redemption in part on the 15th day of each month, other than a month in which a Note Payment Date occurs (each such day, a "Special Payment Date") if Principal Prepayments and
Curtailments are received during the preceding calendar month in excess of   %
of the Pool Principal Balance as of the first day of such calendar month, in an
amount equal to approximately   % of the amount by which such Principal
Prepayments and Curtailments exceed   % of such Pool Principal Balance. Such
rates of Principal Prepayments and Curtailments correspond to a constant
annualized rate of prepayments equal to   % CPR and   % CPR, respectively.
Interest shall cease to accrue on the principal amount of Notes so redeemed on the Special Payment Date. Interest accrued to the Special Payment Date on the principal amount of Notes so redeemed will be paid on the next succeeding Note Payment Date. Any such special redemption will result in the Noteholders of record on the related Special Record Date receiving a payment of principal earlier, but not more than two months earlier, than would have been the case had no special redemption occurred and such principal payment were made on the next succeeding Payment Date. The Indenture Trustee will notify each registered holder of Notes on the related Special Record Date of any special redemption no later than the Business Day after the related Determination Date.]

THE CLASS B[-1] CERTIFICATES

     General.  The Class B[-1] Certificates will have an aggregate principal
balance of $          (the "Original Class B[-1] Certificate Balance") as of the
date of issuance and will accrue interest at the rate of   % per annum (the
"Class B[-1] Pass-Through Rate").

     Distributions of Interest. Interest on the Class B[-1] Certificates will accrue from each Certificate Remittance Date or, in the case of the initial
Accrual Period,               , 199  ) to but excluding the next succeeding
Certificate Remittance Date (each also an "Accrual Period"). Interest shall accrue on each Class B[-1] Certificate during each Accrual Period at the Class B[-1] Pass-Through Rate and shall be distributed, to the extent available, on each Certificate Remittance Date. Interest with respect to the Class B[-1] Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class B[-1] Pass-Through Rate on the Class B[-1] Principal Balance (as defined below) outstanding on the immediately preceding Certificate Remittance Date (after giving effect to all payments of principal made on such Certificate Remittance Date and taking into account any special remittances made on any intervening Special Payment Date) or, in the case of the
initial Accrual Period,               , 199  , is referred to herein as the
"Class B[-1] Interest Remittance Amount".

     Distributions of Principal. Holders of the Class B[-1] Certificates will be entitled to receive on each Certificate Remittance Date, to the extent available (but not more than the Class B[-1] Principal Balance then outstanding), a distribution allocable to principal which will generally include
approximately   % of the Basic Principal Amount plus the sum of (i) the amount, if any, by which (A) the amount required to be distributed to the Class B[-1] Certificateholders as of the preceding Certificate Remittance Date exceeded (B) the amount of the actual distribution to Class B[-1] Certificateholders on such preceding Certificate Remittance Date, exclusive of any portion of any Insured Payment made to the Class B[-1] Certificateholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class B[-1] Pass-Through Rate from such immediately preceding Certificate Remittance Date (the "Class B[-1]
Carry-Forward Amount" and, together with approximately      % of the Basic
Principal Amount, the "Class B[-1] Principal Remittance Amount").

     On each Certificate Remittance Date, the lesser of (i) the Class B[-1] Principal Balance then outstanding and (ii) the Class B[-1] Principal Remittance Amount (which, together with the Class B[-1] Interest Remittance Amount, constitutes the "Class B[-1] Remittance Amount" for such Payment Date) is payable to the Class B[-1] Certificateholders.

     As of any Certificate Remittance Date, the "Class B[-1] Principal Balance" will equal the Original Class B[-1] Principal Balance, less all amounts previously distributed on account of principal to holders of the Class B[-1] Certificates.

     Optional Purchase. If the holders of the Class C Certificates exercise their right to cause the Issuer to sell all of the Mortgage Loans and all REO Properties after the Payment Date on which the Pool Principal Balance declines
to less than   % of the Original Pool Principal Balance, the Class B[-1]
Certificateholders will be entitled to receive, on the next succeeding Payment Date, an amount in respect of the Class B[-1] Certificates equal to the outstanding Class B[-1] Certificate Principal Balance, plus accrued interest at the Class B[-1] Pass-Through Rate.

     [Special Remittances. The holders of the Class B[-1] Certificates of record on the related Special Record Date may receive a special remittance of principal on a Special Payment Date if Principal Prepayments and Curtailments are received during the preceding calendar month in an amount in excess of
     % of the Pool Principal Balance as of the first day of such calendar month,
in an amount equal to approximately   % of the amount by which such Principal
Payments and Curtailments exceed   % of such Pool Principal Balance. Such rates
of Principal Prepayments and Curtailments correspond to a constant annualized
rate of prepayments equal to   % CPR and   % CPR, respectively. Interest shall
cease to accrue on the amount of such special remittance on such Special Payment Date. Interest accrued to the Special Payment Date on the amount of principal so remitted will be paid on the next succeeding Certificate Remittance Date. Any such special remittance will result in Class B[-1] Certificateholders receiving a distribution of principal earlier, but not more than two months earlier, than would have been the case had no special remittance occurred and such principal payment were made on the next succeeding Payment Date. The Owner Trustee will notify each registered holder of Class B[-1] Certificates as of the related Special Record Date of any special remittance no later than the business day after the related Determination Date.]

[THE CLASS B-PI CERTIFICATES

     General. The Class B-PI Certificates are interest-only Certificates which will not be entitled to any principal distributions. Interest shall accrue on the Notional Principal Amount (defined below) of the Class B-PI Certificates at
the rate of   % per annum (the "Class B-PI Pass-Through Rate"). The Notional
Principal Amount represents a designated principal component of the Mortgage
Pool, originally $          (the "Original Notional Principal Amount").

     Interest. Interest on the Class B-PI Certificates will accrue from each Certificate Remittance Date (or, in the case of the initial Accrual Period,
              , 199  ) to, but excluding, the next succeeding

Certificate Remittance Date (each, an "Accrual Period"). Interest will accrue on the Notional Principal Amount of each Class B-PI Certificate during each Accrual Period at the Class B-PI Pass-Through Rate and shall be distributed, to the extent available, on each Certificate Remittance Date. Interest with respect to the Class B-PI Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class B-PI Pass-Through Rate on the Notional Principal Amount on the immediately preceding Certificate Remittance Date (after giving effect to any reduction of the Notional Principal Amount on such Certificate Remittance Date)
or, in the case of the initial Accrual Period,               , 199  , is
referred to herein as the "Class B-PI Interest Remittance Amount". The sum of the Class B-PI Interest Remittance Amount and the excess of any amounts required to be distributed to the Class B-PI Certificateholders as of the preceding Certificate Remittance Date over the amount actually distributed to the Class B-PI Certificateholders on such Certificate Remittance Date, exclusive of any Insured Payments and, if any amounts actually distributed represent Insured Payments made by the Insurer, interest on such portion at the Class B-PI Pass-Through Rate (the "Class B-PI Carry-Forward Amount"), is referred to herein as the "Class B-PI Remittance Amount". The last scheduled Certificate Remittance
Date for the Class B-PI Certificates is                     . Holders of the
Class B-PI Certificates will not be entitled to any distributions after that date, whether or not the Notional Principal Amount of the Class B-PI Certificates has been reduced to zero.]

     [Calculation of Notional Principal Amount. The Class B-PI Certificates are interest-only planned amortization securities. The Class B-PI Certificates are entitled to receive interest at the Class B-PI Pass-Through Rate on the Notional
Principal Amount of the Class B-PI Certificates, initially $          . The
planned amortization feature is intended to reduce the uncertainty to investors in the Class B-PI Certificates with respect to prepayments. Instead of reducing the Notional Principal Amount of the Class B-PI Certificates in direct relation to the reduction in the aggregate outstanding Principal Balances of the Mortgage Loans as a result of principal payments and prepayments, the Mortgage Pool will be divided into two principal components, the "PAC Component" and the "Companion Component". The Notional Principal Amount will be equal to the PAC Component,
originally $          . The sum of the PAC Component and the Companion Component
will always equal the aggregate outstanding Principal Balance of the Mortgage Loans.]

     The Pooling and Servicing Agreement establishes a schedule (the "Planned Notional Principal Amount Schedule") pursuant to which principal will be allocated to the PAC Component and the Companion Component, as described below. As the PAC Component is reduced, the Notional Principal Amount of the Class B-PI Certificates, and so payments to the holders of the Class B-PI Certificates, will also be reduced.

     On each Certificate Remittance Date, the Basic Principal Amount with respect to the Mortgage Pool will be allocated first, to the PAC Component up to the amount necessary to reduce the PAC Component to its Planned Notional Principal Amount for such Certificate Remittance Date, as set forth in the Planned Notional Principal Amount Schedule, second, to the Companion Component until the balance thereof is reduced to zero and third, to the PAC Component, without regard to the Planned Notional Principal Amount for such Certificate Remittance Date. The foregoing allocations will be made solely for purposes of calculating the Notional Principal Amount of the Class B-PI Certificates and correspondingly, the amount of interest payable with respect to the Class B-PI Certificates. The Class B-PI Certificates are not entitled to receive any principal payments. The foregoing calculations will not affect distributions of principal with respect to the Notes or Class B[-1] Certificates.

     There can be no assurance that the PAC Component (and the Notional Principal Amount of the Class B-PI Certificates) will be reduced to its Planned Notional Principal Amount on any Certificate Remittance Date.

     The Planned Notional Principal Amount Schedule has been prepared on the basis of the assumption that the Mortgage Loans prepay at a constant level
between   % and   % CPR, which would result in the reduction of the PAC
Component to its Planned Notional Principal Amount on each such Certificate Remittance Date. The Planned Notional Principal Amount Schedule also assumes
that the Mortgage Loans have been aggregated into      pools, as described in
the fourth paragraph under "Certain Yield and Prepayment Considerations -- The Class B-PI Certificates". Because the Basic Principal Amount received in excess of the amount necessary to reduce the PAC Component to its Planned Notional Principal Amount on each Certificate Remittance Date will be allocated first to the Companion Component and then to the PAC Component without regard to Planned Notional Principal Amount, the averaging of high and low principal payments over time will not necessarily result in the same amortization schedule as would have been the case had payments been received at a constant rate. Moreover, even if prepayments are within the range specified above, the Basic Principal Amount received may be insufficient to reduce the PAC Component to its Planned Notional Principal Amount if prepayments do not occur at a constant rate. In addition, because the Mortgage Loans have different remaining terms to maturity, interest rates and amortization terms than those assumed, the PAC Component may not be reduced to its Planned Notional Principal Amount on each
Certificate Remittance Date through               , 199  even if prepayments
occur at a constant rate within the range specified above.

                   PLANNED NOTIONAL PRINCIPAL AMOUNT SCHEDULE

                                                                             PLANNED NOTIONAL
CERTIFICATE REMITTANCE DATE                                                  PRINCIPAL AMOUNT
-------------------------------------------------------------------------    ----------------
Initial Balance..........................................................       $

     The Class B-PI Certificates will not be entitled to any distributions after
the Certificate Remittance Date occurring in                    , 199 .]

REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS AND THE DEPOSITORS

     Each Originator will make the representations, among others, as to each Mortgage Loan conveyed by any Originator to the Depositors as of the Closing Date described under "Description of the Offered Securities -- Representations and Warranties of the Originators and the Depositors" in the Prospectus and will also represent that:

          1. No more than   % of the Mortgage Loans are secured by Mortgaged
     Properties improved by permanently affixed manufactured housing units;

          2. Approximately % of the Mortgage Loans are Balloon Loans. All of the Balloon Loans provide for monthly payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than months following the date of origination and no later than at the end of the th year following the date of origination;

          3. As of the Cut-off Date, no more than   % of the Mortgage Loans were
     30 or more days contractually delinquent, and no more than   % of the
     Mortgage Loans were 60 or more days contractually delinquent;

          4. No more than   % of the Mortgage Loans are secured by Mortgaged
     Properties located within any single zip code area;

          5. Mortgage Loans representing at least   % of the Mortgage Loan
     Principal Balance are secured by an Owner Occupied Mortgaged Property.

ADVANCES FROM THE PRINCIPAL AND INTEREST ACCOUNT; SERVICING ADVANCES

     Not later than the close of business on the third business day prior to each Monthly Deposit Date and each Payment Date, the Servicer shall withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution and remit to the Indenture Trustee for deposit in the Collection Account an amount (each, an "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and, after the later to occur of (x) the Cross-Over Date, and (y) the date on which there are no outstanding LC Obligations, the Excess Spread) accrued during the related Monthly Period, but uncollected as of the close of business on the last day of the related Monthly Period. The Servicer generally shall not be required to make such

Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

DISTRIBUTIONS

     The Indenture Trustee is required to establish a trust account (the "Collection Account") into which there shall be deposited amounts transferred by the Servicer from the Principal and Interest Account. The Collection Account is required to be maintained as an Eligible Account. Amounts on deposit in the Collection Account may be invested in Permitted Instruments and other investments approved by the Insurer.

     On each Monthly Deposit Date, the Indenture Trustee shall withdraw from the Collection Account and distribute the following amounts to the extent available, in the priority indicated:

          (i) first, for deposit into the Insurance Account for the benefit of the Insurer, the Premium payable to the Insurer;

          (ii) second, for deposit into the Spread Account, the Excess Spread;

          (iii) third, for deposit into the Letter of Credit Fee Account, the Letter of Credit Fee Amount, representing the fees due to the issuers of any Letters of Credit;

          (iv) fourth, to the Note Payment Account maintained under the Indenture for the benefit of the Noteholders, the Special Redemption Price to be paid to the Noteholders on the related Special Payment Date, if any, and to the Owner Trustee for deposit in the Certificate Distribution Account maintained under the Trust Agreement for the benefit of the Certificateholders, the Special Remittance Amount to be distributed to the Class B[-1] Certificateholders on the related Special Payment Date, if any.

     On each Payment Date, the Indenture Trustee shall withdraw from the Collection Account and distribute, based on the information provided in the most recent Trustee's Remittance Report, the amounts set forth in (i) through (iii) above for the immediately preceding month, together with the following amounts, to the extent available, in the priority indicated:

          (i) first, to the Note Payment Account for payment to the Noteholders, the Note Interest Payment Amount and the Note Principal Payment Amount, in that order;

          (ii) second, to the Owner Trustee for deposit to the Certificate Distribution Account for distribution to the Class B[-1]
     Certificateholders, the Class B[-1] Interest Remittance Amount and the Class B[-1] Principal Remittance Amount, in that order;

          [(iii) third, to the Owner Trustee for deposit to the Certificate Distribution Account for distribution to the Class B-PI Certificateholders, the Class B-PI Remittance Amount;]

          (iv) fourth, to the Indenture Trustee and the Owner Trustee, any amounts then due and owing representing fees of the Indenture Trustee or the Owner Trustee, as applicable, provided that the Indenture Trustee or the Owner Trustee, as applicable, certifies in writing that such amount is due and owing and has not been paid by the Servicer within 30 days after written demand therefor;

          (v) fifth, to the Servicer and/or the Representative, an amount equal to the amounts expended by the Servicer or the Representative and reimbursable thereto under the Pooling and Servicing Agreement but not previously reimbursed;

          (vi) sixth, to the Servicer an amount equal to Nonrecoverable Advances previously made by the Servicer and not previously reimbursed; and

          (vii) seventh, to the Owner Trustee for deposit to the Certificate Distribution Account for distribution to the Class C Certificateholders, the balance, if any.

     [The holders of the Class B-PI Certificates will be entitled to receive the Class B-PI Remittance Amount on each Certificate Remittance Date until the Notional Principal Amount of the Class B-PI Certificates has been reduced to zero; provided, however, that the holders of the Class B-PI Certificates will not be entitled to
any distributions after the           Certificate Remittance Date regardless of
the Notional Principal Amount then outstanding. The amounts applied to reduce the Note Principal Balance and the Class B[-1] Principal Balance as set forth in priorities first and second above and on any Special Payment Date will be allocated for purposes of calculating the Notional Principal Amount of the Class B-PI Certificates and the amount distributable with respect to the Class B-PI Certificates between the PAC Component and the Companion Component in the manner described above under "-- The Class B-PI Certificates -- Calculation of Notional Principal Amount". No distributions of principal will be made to the Class B-PI Certificates.]

     The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the Spread Account Draw deposited into the Collection Account from the Spread Account and any Insured Payments deposited into the Collection Account, less (b) the sum of (i) the amount of the premium payable to the Insurer during the related Due Period and (ii) the amount of the fees payable to the provider of any Letter of Credit during the related Due Period.

     The Pooling and Servicing Agreement provides that to the extent the Insurer makes Insured Payments, the Insurer will be subrogated to the rights of the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders] with respect to such Insured Payments and shall be deemed, to the extent of the payments so made, to be a registered holder of Notes, Class B[-1] Certificates [or Class B-PI Certificates], as the case may be, and shall be entitled to reimbursement for such Insured Payments, with interest thereon at the Note Interest Rate, the Class B[-1] Pass-Through Rate [or the Class B-PI Pass Through Rate], as applicable, on each Payment Date following the making of an Insured Payment, only after the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders] have received the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], respectively, for such Payment Date.

     For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Payment Date.

     "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during each month in the related Due Period, net of the Servicing Fee paid to the Servicer during each month in the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Servicer, plus (b) the amount of any Advances made by the Servicer on such Payment Date, less (c) the Excess Spread.

     "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment received by the Servicer or any Subservicer during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period, (iv)(a) that portion of the purchase price of any purchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)), less the aggregate Special Redemption Prices and Special Remittance Amounts, if any, paid to the holders of the Notes and Class B[-1] Certificates, respectively, on any Special Payment Date occurring in the related Accrual Period.

     "Certificate Remittance Date" means a Payment Date on which the Class B[-1] Remittance Amount is distributed by the Owner Trustee to the Certificateholders.

     "Class B[-1] Carry-Forward Amount" means the sum of (i) the amount, if any, by which (x) the Class B[-1] Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of actual distribution to the Class B[-1] Certificateholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class B[-1] Pass-Through Rate.

     "Class B[-1] Remittance Amount" means the sum of the Class B[-1] Interest Remittance Amount and the Class B[-1] Principal Remittance Amount.

     "Class B[-1] Interest Remittance Amount" means interest accruing during the related Accrual Period at the Class B[-1] Pass-Through Rate on the Class B[-1] Principal Balance outstanding on the immediately preceding Payment Date (after giving effect to distributions of principal made on such Payment Date and taking into account any principal payments on any intervening Special Payment Dates)
or, in the case of the initial Accrual Period,                  , 199  .

     "Class B[-1] Principal Balance" means the Original Class B[-1] Principal Balance reduced by the sum of all amounts previously distributed to Class B[-1] Certificateholders in respect of principal on all previous Payment Dates and Special Payment Dates.

     "Class B[-1] Principal Remittance Amount" means the lesser of (A) the Class B[-1] Principal Balance as of such Payment Date and (B) the sum of (i)
approximately   % of the Basic Principal Amount for such Payment Date and (ii)
the Class B[-1] Carry-Forward Amount.

     ["Class B-PI Carry-Forward Amount" means the sum of the (i) the amount, if any, by which (x) the Class B-PI Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of actual distribution to the Class B-PI Certificateholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class B-PI Pass-Through Rate.]

     ["Class B-PI Remittance Amount" means the sum of the Class B-PI Interest Remittance Amount and the Class B-PI Carry-Forward Amount.]

     ["Class B-PI Interest Remittance Amount" means interest accruing during the related Accrual Period at the Class B-PI Pass-Through Rate on the Notional Principal Amount of the Class B-PI Certificates on the immediately preceding Payment Date (after giving effect to the reduction of the Notional Principal Amount on such Payment Date) or, in the case of the initial Accrual Period,
                 , 199  .]

     "Insured Payment" means, the amount, if any, by which (A) the sum of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] exceeds (B) the sum of (i) the Available Payment Amount plus any amounts transferred from the Spread Account to the Collection Account and
(ii) the aggregate amount of any previous Insured Payments for which the Insurer has not been reimbursed.

     "Monthly Deposit Date" means the   th day of each month other than a month
in which a Payment Date occurs (or if such day is not a business day, the next succeeding business day).

     "Mortgage Loan Losses" means, for Mortgage Loans that become Liquidated Mortgage Loans during the related Due Period, the amount, if any, by which (i) the sum of the outstanding principal balance of each such Mortgage Loan (determined immediately before such Mortgage Loan became a Liquidated Mortgage
Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds
(ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

     "Note Carry-Forward Amount" means the sum of (i) the amount, if any, by which (x) the Note Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Noteholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Note Interest Rate.

     "Note Interest Payment Amount" means interest accruing during the related Accrual Period at the Note Interest Rate on the Note Principal Balance outstanding on the immediately preceding Payment Date (after giving effect to distributions of principal made on such Payment Date and taking into account any principal payments on any intervening Special Payment Dates) or, in the case of the
initial Accrual Period,                  , 199  .

     "Note Payment Amount" means the sum of the Note Principal Payment Amount and the Note Interest Payment Amount.

     "Note Payment Date" means a Payment Date on which the Note Payment Amount is paid to the Noteholders.

     "Note Principal Balance" means the Original Note Principal Balance reduced by the sum of all amounts previously distributed to Noteholders in respect of principal on all previous Payment Dates and Special Payment Dates.

     "Note Principal Payment Amount" means the lesser of (A) the Note Principal
Balance as of such Payment Date and (B) the sum of (i) approximately   % of the
Basic Principal Amount for such Payment Date and (ii) the Note Carry-Forward Amount.

     ["Notional Principal Amount" means, with respect to the Class B-PI Certificates, the Notional Principal Amount calculated as described herein under "Class B-PI Certificates -- Calculation of Notional Principal Amount".]

          "Payment Date" means a Note Payment Date or a Certificate Remittance Date, as the context may require, which in either case shall be the 15th
     day of each             ,             ,             and             ,
     commencing                  , 199 (or if such day is not a business day,
     the next succeeding business day).

     "Special Payment Date" means the day on which a special redemption of Notes and a special remittance with respect to Class B[-1] Certificates occurs, each
such day being the   th day of a month other than a month in which a Payment
Date occurs (or if such day is not a business day, the next succeeding business day).

     "Special Record Date" means the day preceding a Special Payment Date or, if Definitive Securities are issued, the last day of the calendar month immediately preceding such Special Payment Date.

     "Special Redemption Price" means   % of the principal amount of Notes being
redeemed.

     "Special Remittance Amount" means   % of the principal amount of a special
remittance to the Class B[-1] Certificateholders.

     "Spread Account Draw" means an amount deposited into the Collection Account from the Spread Account equal to the excess of (i) the sum of (A) the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], over (ii) the Available Payment Amount less the fee of the Insurer and any provider of a Letter of Credit (as reduced by any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code).

EXAMPLE OF PAYMENTS

     The following chart sets forth an example of payments on the Notes and distributions on the Class B[-1] Certificates [and the Class B-PI Certificates], assuming no special redemptions or special remittances, based upon the
assumption that the Offered Securities will be issued in                  ,
19  .

 ..........................  Cut-off Date. The Original Pool Principal Balance
                             will be the aggregate principal balances of the Mortgage Loans on the Cut-off Date after application of all payments received prior to the Cut-off Date.

 ..........................  Monthly Period. The Servicer and any subservicers remit for deposit into the Principal and Interest Account all amounts received on account of the Mortgage Loans (other than interest accrued prior to the Cut-off Date).

 ..........................  Determination Date. The Indenture Trustee
                             determines, based on information provided by the Servicer, the amounts that will be withdrawn from
                             the Collection Account on           and whether a
                             special redemption and special remittance will be required.

 ..........................  The Servicer transfers funds in the Principal and
                             Interest Account to the Collection Account, excluding any Advances.

 ..........................  Monthly Deposit Date. The Indenture Trustee
                             transfers funds from the Collection Account into the Insurance Account, Spread Account and the Letter of Credit Fee Account, as required and transfers the Remainder Excess Spread Amount, the Spread Account Excess and, after the Cross-Over Date, the entire Excess Spread, to the Owner Trustee for deposit in the Certificate Remittance Account for distribution to the Class C Certificateholders.

 ..........................  Monthly Period.

 ..........................  Determination Date. The Indenture Trustee
                             determines, based on information provided by the Servicer, the amounts that will be withdrawn from
                             the Collection Account on             , 199  and
                             whether a special redemption and special remittance will be required.

 ..........................  The Servicer transfers funds in the Principal and
                             Interest Account to the Collection Account, excluding any Advances.

 ..........................  Monthly Deposit Date. The Indenture Trustee
                             transfers funds from the Collection Account into the Insurance Account, Spread Account and the Letter of Credit Fee Account, as required and transfers the Remainder Excess Spread Amount, the Spread Account Excess and, after the Cross-Over Date, the entire Excess Spread, to the Owner Trustee for deposit in the Certificate Remittance Account for distribution to the Class C Certificateholders.

 ..........................  Monthly Period.

 ..........................  Determination Date. The Indenture Trustee
                             determines, based on information provided by the Servicer, the amount of principal and interest that will be distributed to Noteholders and
                             Certificateholders on                  , 199  .

 ..........................  The Servicer transfers funds in the Principal and
                             Interest Account to the Collection Account, including any Advances.

Not later than 10:00 a.m.
on.........................  The Indenture Trustee will notify the Servicer, the
                             Insurer and each Account Party (as defined herein) of the amount of the Insured Payment, if any, required to be paid to the Noteholders and the Class B[-1] Certificateholders and the Class B-PI
                             Certificateholders on                  , 199  .

 ..........................  First Record Date. Payments on                  ,
                             199  will be made to holders of record at the close
                             of business on                  , 199  .

 ..........................  Payment Date. The Indenture Trustee will transfer funds from the Collection Account into the Note Payment Account for payment to Noteholders of the amounts required to be paid as described above, and to the Owner Trustee for deposit in the Certificate Remittance Account for distribution to Class B[-1] [and Class B-PI Certificateholders] of the amounts required to be distributed as described above and transfers the Remainder Excess Spread Amount, the Spread Account Excess and, after the Cross-Over Date, the entire Excess Spread, to the Owner Trustee for deposit in the Certificate Remittance Account for distribution to the Class C Certificateholders.

SPREAD ACCOUNT

     The Indenture Trustee will establish a trust account (the "Spread Account") for the benefit of the Noteholders, the Class B[-1] Certificateholders[, the Class B-PI Certificateholders] and the Insurer into which it will deposit upon receipt from the Servicer on each Monthly Deposit Date and on each Payment Date the excess, if any, of the interest accrued for the immediately preceding calendar month on each Mortgage Note at the Mortgage Interest Rate over the sum of interest accrued on the Notes at the Note Interest Rate, interest accrued on the Class B[-1] Certificates at the Class B[-1] Pass-Through Rate [and interest accrued on the Notional Principal Amount of the Class B-PI Certificates at the Class B-PI Pass Through Rate] since the immediately preceding Monthly Deposit Date or Payment Date, the Premium due to the Insurer, the Letter of Credit Fee Amount due to the issuer of any Letter of Credit and the Servicing Fee for such Mortgage Loans (such aggregate amount, the "Excess Spread"). The Spread Account will not be an asset of the Trust but will nevertheless be pledged by the holders of the Class C Certificates to the holders of the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates]. The Indenture Trustee is required to retain [100%] of the Excess Spread (the "Periodic Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer (the "Base Spread Account Requirement"); provided that for the initial period set forth in the Pooling and Servicing Agreement, the Periodic Excess Spread Amount will be zero. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the Insurer, provided that such reduction shall not result in the reduction of the rating of the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates]. The percentage used in determining the Periodic Excess Spread Amount may be reduced at the sole discretion of the Insurer with the consent of each Account Party and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer. The Pooling and Servicing Agreement permits the Spread Account to be funded in part by one or more Letters of Credit issued by banks or trust companies having unsecured and uncollateralized debt obligations
that are rated "     " or better by Moody's and "     " or better by S&P on the
date of delivery of such Letter of Credit, or having short-term obligations that
are rated Prime-1 or better by Moody's and "     " or better by S&P on the date
of delivery of such Letter of Credit, and having certain other qualifications set forth in the Pooling and Servicing Agreement. Amounts available for drawing under any Letter of Credit will be deemed to be on deposit in the Spread Account.

     On each Payment Date, amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the available funds for payments to Noteholders and distributions to Class B Certificateholders and the sum of the Note Remittance Amount, the Class B[-1] Remittance Amount [and the Class B-

PI Remittance Amount]; provided, however, that, on and after such date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts payable on the Notes, Class B[-1] Certificates [and the Class B-PI Certificates] attributable to Mortgage Loan Losses ("Cumulative Spread Account Receipts") equal an amount specified by the Insurer (the "Subordinated Amount") in the Pooling and Servicing Agreement, no further withdrawals with respect to shortfalls in the amounts required to be paid on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates] may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. The Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

     If the Indenture Trustee determines prior to any Payment Date that the amount available in cash and from the liquidation of Permitted Instruments in which all or a portion of the Spread Account has been invested is insufficient to fund any withdrawals required to be made from the Spread Account on such Payment Date, the Indenture Trustee is required to cause to be presented to the issuers of any Letters of Credit on deposit in the Spread Account one or more drawing certificates in proper form for the payment under such Letters of Credit of the amount of such insufficiency. The proceeds of any such drawings are required to be deposited into the Spread Account for withdrawal on such Payment Date.

     On each Monthly Deposit Date and each Payment Date any amounts constituting
(i) Excess Spread in excess of the Periodic Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread will be distributed to the holders of the Class C Certificates, after payment of outstanding LC Obligations to Account Parties and of unreimbursed Servicing Advances to the Servicer.

     Neither the holders of the Class C Certificates nor the Servicer will be required to refund any amounts previously distributed to them properly, regardless of whether there are sufficient funds on a subsequent Payment Date to make full distributions to Noteholders, Class B[-1] Certificateholders and Class B-PI Certificateholders of the amounts required to be distributed to Noteholders, Class B[-1] Certificateholders [or Class B-PI Certificateholders].

     The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to the Noteholders, Class B[-1] Certificateholders [and the Class B-PI Certificateholders] of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], respectively, and to afford limited protection against losses in respect of the Mortgage Loans; however, in certain circumstances, the Spread Account could be depleted and shortfalls could result.

     Notwithstanding the depletion of the Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] on any Payment Date.

THE SECURITIES INSURANCE POLICY

     The Servicer will obtain the Securities Insurance Policy in favor of the Indenture Trustee for the benefit of the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders]. If on any Payment Date the amount available for distribution (net of any Insured Payments) is less than the sum of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount], the Indenture Trustee will make a draw on the Securities Insurance Policy for an Insured Payment, in an amount equal any such deficiency. The Securities Insurance Policy provides for 100% coverage of the Note Payment Amount, the Class B[-1] Remittance Amount [and the Class B-PI Remittance Amount] due on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates], respectively, on each Payment Date. The Securities Insurance Policy provides protection for credit risk and does not guarantee to the Noteholders, Class B[-1] Certificateholders [or Class B-PI Certificateholders] any specified rate of principal payments or prepayments.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the
Servicer is entitled to a fee of           % per annum of the principal balance
of each Mortgage Loan (the "Servicing Fee"), payable monthly from the interest portion of monthly payments on the Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the Mortgage Loans. In addition to the Servicing Fee, the Servicer is entitled under the Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Indenture Trustee for deposit into the Collection Account and not constituting any part of the Representative's Yield, and interest paid on funds on deposit in the Principal and Interest Account.

OPTIONAL DISPOSITION OF MORTGAGE LOANS

     The holders of the Class C Certificates may, upon the unanimous election of such holders, on any date after the Payment Date on which the Pool Principal
Balance is less than           % of the Original Pool Principal Balance, cause
the Trust to sell on the last day of a Due Period, all of the outstanding Mortgage Loans and REO Properties then remaining in the Trust at a price equal to the fair market value thereof, but in no event less than (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, (y) accrued and unpaid interest thereon at a rate equal to the weighted average Mortgage Interest Rate and (z) the aggregate amount of any outstanding LC Obligations, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. In connection with such sale, the Servicer is required to pay any unpaid fees and expenses of the Indenture Trustee, the Owner Trustee and the Insurer.

                                 THE INDENTURE

     The following summary describes certain terms of the Indenture not otherwise described herein. A form of the Indenture has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     Modification of Indenture Without Noteholder Consent. The Issuer and the Indenture Trustee (on behalf of the Trust) may, without consent of the Noteholders, but with prior written consent of the Insurer and upon prior written notice to the Rating Agencies, enter into one or more supplemental indentures for any of the following purposes: (i) to correct or amplify the description of the collateral or add additional collateral; (ii) to provide for the assumption of the Note and the Indenture obligations by a permitted successor to the Trust; (iii) to add additional covenants for the benefit of the Noteholders, or to surrender any rights or power conferred upon the Trust; (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; (v) to cure any ambiguity or correct or supplement any provision in the Indenture or in any supplemental indenture, which may be inconsistent with any other provision of the Indenture or in any supplemental indenture; (vi) to provide for the appointment of a successor Indenture Trustee or to add to or change any of the provisions of this Indenture as shall be necessary and permitted to facilitate the administration by more than one trustee; (vii) to modify, eliminate or add to the provisions of the Indenture in order to comply with the Trust Indenture Act of 1939, as amended; and (viii) to add any provisions to, change in any manner, or eliminate any of the provisions of, the Indenture or modify in any manner the rights of the Noteholders under the Indenture; provided that any action specified in this clause (viii) shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder unless Noteholder consent is otherwise as described below.

     Modification of Indenture With Noteholder Consent. With the consent of the holders of a majority in aggregate Percentage Interest (a "Majority in Voting Interest") of the Notes, and with the prior written consent of the Insurer and upon prior written notice to the Rating Agencies, the Issuer and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders.

     Without the consent of the holder of each outstanding Note affected thereby and the written consent of the Insurer, however, no supplemental indenture will:
(i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes the consent of the holders of which is required for any such supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, any other obligor on the Notes, the Depositors, the Representative, the Originators or an affiliate of any of them; (v) reduce the percentage of the aggregate outstanding amount of the Notes the consent of the holders of which is required to direct the Indenture Trustee to sell or liquidate the assets of the Trust if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes; (vi) decrease the percentage of the aggregate principal amount of the Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes, or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture.

     Events of Default; Rights Upon Event of Default. "Events of Default" under the Indenture will consist of: (i) any failure to make any required payment of interest on the Notes, which failure continues unremedied for 5 days; (ii) any failure (a) to make any required payment of principal on the Notes or (b) to observe or perform in any material respect any other covenants or agreements in the Indenture, which failure in the case of a default described under (ii)(b) immediately above materially and adversely affects the rights of Noteholders, and which failure in either case continues unremedied for 30 days after the giving of written notice of such failure to the Issuer and the Depositors or the Servicer, as applicable, by the Indenture Trustee or the Insurer or to the Issuer and the Depositors or the Servicer, as applicable, and the Indenture Trustee or by the Insurer or by the holders of not less than 25% of the principal amount of the Notes, with the consent of the Insurer; (iii) failure to pay the unpaid principal balance of the Notes on the final scheduled Payment Date; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Trust indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. However, the amount of principal required to be distributed to Noteholders under the Indenture is generally limited to amounts available to be deposited in the Note Payment Account. Therefore, the failure to pay principal on the Notes will not result in the occurrence of an Event of Default until the final scheduled Payment Date.

     If any Event of Default should occur and be continuing with respect to the Notes, the Insurer (so long as the Insurer has not failed to satisfy its obligations under the Securities Insurance Policy), or the Indenture Trustee or the Majority in Voting Interest of the Notes then outstanding (with the consent of the Insurer), may declare the principal of the Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the Insurer (so long as the Insurer has not failed to satisfy its obligations under the Securities Insurance Policy) or (with the Insurer's prior written consent) the Majority in Voting Interest of the Notes then outstanding.

     If the Notes have been declared to be due and payable following an Event of Default with respect thereto, the Indenture Trustee shall, at the direction of the Insurer (so long as the Insurer is not in default under the Securities Insurance Policy) and may, with the consent of the Insurer, either sell the assets of the Trust or elect to have the Trust maintain possession of the assets of the Trust and continue to apply distributions on the Mortgage Loans as if there had been no declaration of acceleration. The Indenture Trustee, however, is prohibited from selling the assets of the Trust following an Event of Default, unless (a) the holders of all the outstanding Notes consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the outstanding Notes at the date of such sale, or (iii) the Indenture Trustee determines that the proceeds of the Mortgage Loans would not be sufficient on an ongoing basis to make all payments on the Notes as such payments would have become due if such obligations had not been declared due and payable, and (b) the Indenture Trustee obtains the consent of the Insurer. Following a declaration upon an Event of Default that the Notes are immediately due and payable, repayment in full of the accrued interest on and unpaid principal balances of the Notes will be made prior to any further payment of principal of or interest on the Class B[-1] Certificates [or the Class B-PI Certificates].

     Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, if an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the Insurer will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee.

     No holder of any Note will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given to the Indenture Trustee and the Insurer written notice of a continuing Event of Default, (ii) the holders of not less than 25% in aggregate Percentage Interest of the outstanding Notes have made written request of the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding, (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the holders of a Majority in Voting Interest of the Notes and (vi) such holder has obtained the written consent of the Insurer.

     In addition, the Indenture Trustee and the Noteholders will covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     Neither the Indenture Trustee nor the Owner Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in the Trust including, without limitation, the Depositors nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

     Certain Covenants. The Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and punctual payments upon the Notes and the performance or observance of every agreement and covenant of the Trust under the Indenture,
(iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Insurer shall have consented to such transaction, (v) the Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any Noteholder or Certificateholder and (vi) such merger or consolidation does not result in the rating of the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates] being downgraded.

     The Trust will not, among other things (i) except as expressly permitted by the Indenture, the Transfer Agreement, the Pooling and Servicing Agreement or certain related documents (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of Notes because of the payment of taxes levied or assessed upon the Trust,
(iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof.

     The Trust may not engage in any activity other than as specified under "The Trust". The Trust will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture or otherwise in accordance with the Related Documents.

     Annual Compliance Statement. The Trust will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

     Indenture Trustee's Annual Report. Pursuant to the Trust Indenture Act of 1939, the Indenture Trustee may be required to mail each year to all Noteholders, a brief report relating to its eligibility and qualification to continue as the Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported.

     Satisfaction and Discharge of Indenture. The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes.

     The Indenture Trustee.                 , a national banking association
organized under the laws of the           with its principal place of business
in the State of           , will be named Indenture Trustee pursuant to the
Indenture.

     Pursuant to the Indenture, the Indenture Trustee is required at all times to be a national banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, whose long-term deposits, if any, are rated at least "BBB" by S&P and Baa2 by Moody's, or such lower rating as may be approved in writing by the Insurer, S&P and Moody's, subject to supervision or examination by federal or state authority and reasonably acceptable to the Insurer. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Indenture Trustee shall give notice of such ineligibility to the Insurer and any Account Party and shall resign, upon the request of the Insurer or the Majority in Voting Interest of the Notes, in the manner and with the effect specified in the Indenture.

     Any resignation or removal of the Indenture Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Indenture Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Servicer, the Insurer, each Account Party and to all Noteholders in the manner set forth in the Indenture. Upon receiving notice of resignation, the Servicer, with the consent of the Insurer, is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Indenture. The Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Noteholders. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Majority in Voting Interest of the Notes or, if the Indenture Trustee fails to perform in accordance with the terms of the Indenture, the Insurer, may remove the Indenture Trustee under the conditions set forth in the Indenture and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any assets of the Trust or property securing the same may at the time be located, the Servicer and the Indenture Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Indenture Trustee and the Insurer to act as co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the assets of the Trust, and to vest in such person or persons, in such capacity, such title to the assets of the Trust, or any part thereof, and, subject to the provisions of the Indenture, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.

                              THE TRUST AGREEMENT

     The following summary describes certain terms of the Trust Agreement not otherwise described herein. A form of the Trust Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Trust Agreement. Where particular provisions or terms used in the Trust Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     Liability of the Depositors. Under the Trust Agreement, the Depositors agree to be jointly and severally liable directly to an injured party for all losses, claims, damages or liabilities (other than certain tax liabilities and those losses incurred by a Certificateholder in its capacity as an investor in the Certificates or by a Noteholder in its capacity as an investor in the Notes) to the extent that the Depositors would be liable if the Trust were a partnership under the Uniform Limited Partnership Act in which the Depositors were general partners.

     Termination of Trust Agreement. The Trust Agreement and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the final distribution by the Owner Trustee of all moneys or other property or proceeds of the assets of the Trust in accordance with the terms of the Indenture, the Pooling and Servicing Agreement and the Trust Agreement or (ii) at the time described below under " -- Dissolution upon Bankruptcy of Depositors".

     Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders are to surrender their Certificates for payment of the final distribution and cancellation, is required to be given by the Owner Trustee by letter to the Insurer and the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to the Pooling and Servicing Agreement.

     If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee is required to give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the Depositors and distributed by the Owner Trustee to the Depositors.

     Dissolution upon Bankruptcy of either Depositor. The Trust Agreement shall be terminated 90 days after the occurrence of certain events of insolvency or reorganization or inability to pay its obligations with respect to either Depositor, unless, before the end of such 90 day period, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Depositor with respect to which such event has occurred) and (b) each of the Noteholders, to the effect that each such party disapproves of the liquidation of the Mortgage Loans and termination of the Trust. Promptly after the occurrence of any such event with respect to either Depositor: (i) such Depositor shall give the Insurer, the Indenture Trustee and the Owner Trustee written notice of such event; (ii) the Owner Trustee shall, upon the receipt of such written notice from such Depositor, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event; and (iii) the Indenture Trustee shall, upon receipt of written notice of such event from the Owner Trustee or such Depositor, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give such notice shall not prevent or delay in any manner a termination of the Trust. Upon such termination, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of any such sale, disposition or liquidation of the assets of the Trust shall be treated as collections on the Mortgage Loans and deposited in the Principal and Interest Account pursuant to the Pooling and Servicing Agreement.

     Amendments Without Consent of the Certificateholders or Noteholders. The Trust Agreement may be amended by each Depositor and the Owner Trustee without the consent of any of the Noteholders or the Certificateholders (but with the prior written consent of the Insurer and with prior written notice to each of the Rating Agencies), to (i) cure any ambiguity, (ii) correct or supplement any provision in the Trust Agreement that may be defective or inconsistent with any other provision in the Trust Agreement, (iii) add or supplement any credit enhancement for the benefit of the Noteholders or the Certificateholders, (iv) add to the covenants, restrictions or obligations of the Depositors or the Owner Trustee, (v) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the assets of the Trust or add to or change any provisions as shall be necessary to facilitate the administration of the trusts by more than one trustee, and (vi) add, change or eliminate any other provision of the Trust Agreement in any manner that shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Noteholders or the Certificateholders.

     Amendments With Consent of the Insurer, Certificateholders and
Noteholders. The Trust Agreement may be amended from time to time by the Depositors and the Owner Trustee with the consent of a Majority in Voting Interest of Notes, a Majority in Voting Interest of Class B[-1] Certificates [and a Majority in Voting Interest of the Class B-PI Certificates] and with the consent of the Insurer, and upon prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made on any Note or Certificate, the Note Interest Rate, the Class B[-1] Pass Through Rate [or the Class B-PI Pass Through Rate or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Notes and all of the Certificates then outstanding.

     No Petition Covenant. The Owner Trustee and the Certificateholders will covenant that they will not prior to the date which is one year and one day after termination of the Trust Agreement institute at any time against the Trust or either Depositor any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

                THE SECURITIES INSURANCE POLICY AND THE INSURER

     The information set forth in this section and in the financial statements
of the Insurer set forth in Appendix A hereto have been provided by           .
No representation is made by the Representative, the Depositors, any Originator or any of their affiliates as to the accuracy or completeness of any such information.

                    (the "Insurer") will issue its Securities Guaranty Surety Bond for the Notes, the Class B[-1] Certificates and the Class B-PI Certificates (the "Securities Insurance Policy"). The Securities Insurance Policy unconditionally guarantees the payment of principal and scheduled interest on the Notes, the Class B[-1] Certificates [and the Class B-PI Certificates]. The Insurer will make each required Insured Payment to the Indenture Trustee on the later of (i) the Payment Date on which such Insured Payment is distributable to the Noteholders, the Class B[-1] Certificateholders [and the Class B-PI Certificateholders] and (ii) the business day next following the day on which the Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Indenture Trustee, specifying that an Insured Payment is due in accordance with the terms of the Securities Insurance Policy.

     The Insurer's obligation under the Securities Insurance Policy will be discharged to the extent that funds are received by the Indenture Trustee for deposit to the Collection Account for distribution to the Noteholders, the Class B[-1] Certificateholders and the Class B-PI Certificateholders, whether or not such funds are properly distributed by the Indenture Trustee.

     For purposes of the Securities Insurance Policy, "Noteholder", "Class B[-1] Certificateholder" [or "Class B-PI Certificateholder",] as to a particular Note or Certificate, does not and may not include the Trust, the Servicer, any Subservicer, the Depositor, the Representative or any Originator.

     The Securities Insurance Policy does not guarantee to the Noteholders, Class B[-1] Certificateholders [or Class B-PI Certificateholders] any specified rate of prepayments of principal of the Mortgage Loans or any specified return.

     The Securities Insurance Policy is non-cancelable.

     The Insurer, an insurance company, is a monoline financial guaranty
insurance company. The Insurer is authorized to write insurance in   states and
the           and is subject to regulation by the State of             .

     [INSERT APPROPRIATE DESCRIPTION OF INSURER]

     As of                , 199 , and December 31, 199 , the Insurer had written
directly or assumed through reinsurance guaranties of approximately
$               billion and $               billion par value of securities,
respectively, for which it had collected gross premiums of approximately
$               billion and $               billion, respectively. As of
               , 199 , the Insurer had reinsured approximately percent of the risks it had written, equally through quota share reinsurance and through facultative arrangements.

     [The Insurer is subject to regulation by each state in which the Insurer is licensed to write insurance. These regulations vary from state to state, but generally require insurance holding companies and their insurance subsidiaries to register and file certain reports, including information concerning their capital structure, ownership and financial condition and require prior approval by the insurance department of their states of domicile, of changes in control, of certain dividends and other intercorporate transfer of assets and of transactions between insurance companies, their parents and other affiliates. The Insurer is required to file quarterly and annual statutory financial statements and is subject to statutory restrictions concerning the types and quality of investments, the use of policy forms, premium rates and the size of risk that it may insure, subject to reinsurance. Additionally, the Insurer is subject to triennial audits by the State of New York Insurance Department.]

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Insurer as of
December 31, 199 , December 31, 199  and                , 199 , respectively, on
the basis of generally accepted accounting principles. No material adverse
change in the capitalization of the Insurer has occurred since                ,
199       .

                                                      DECEMBER        DECEMBER
                                                        31,             31,              ,
                                                        199             199             199
                                                     ----------      ----------      ----------
                                                                   (IN MILLIONS)
Unearned Premiums..................................   $               $               $
Other Liabilities*.................................
Stockholder's Equity...............................
     Common Stock..................................
     Additional Paid-in Capital....................
     Unrealized gains on trading securities........
     Foreign currency translation adjustment.......
     Retained Earnings.............................
                                                     ----------      ----------      ----------
Total Stockholder's Equity.........................
                                                     ----------      ----------      ----------
Total Liabilities plus Equity......................   $               $               $
                                                     ==========      ==========      ==========

---------------

* Including any short-term liabilities.

     For further financial information concerning the Insurer, see the audited financial statements of the Insurer included as Appendix A of this Prospectus Supplement.

     Copies of the Insurer's quarterly and annual statutory statements filed by
the Insurer with the                          are available upon request to
                         ,                  ,                  ,
                 , Attention:                     . The Insurer's telephone
number is                     .

     The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Insurer and the Securities Insurance Policy set forth under the headings "The Securities Insurance Policy" and "The Insurer" and in Appendix A.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES
                            [INSERT IF APPROPRIATE]

                         CERTAIN STATE TAX CONSEQUENCES

                            [INSERT IF APPROPRIATE]

                              ERISA CONSIDERATIONS

                            [INSERT IF APPROPRIATE]

                                LEGAL INVESTMENT

     [Although] upon their initial issuance the Notes, Class B[-1] Certificates
and the Class B-PI Certificates will be rated "          " by Moody's and
"          " by S&P and Fitch, [neither] the Notes, the Class B[-1] Certificates
[nor] the Class B-PI Certificates [will] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages]. Investors should consult their own legal advisers in determining whether and to what extent the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates] constitute legal investments for such investors.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Offered Securities will be received, directly or indirectly, by the Depositors. [In the aggregate, the Originators have contributed the Mortgage Loans to the Depositors in return for all of the Depositors' capital stock.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Trust and the Underwriters named below (the "Underwriters"), the Trust and the Depositors have agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Trust and the Depositors, the respective principal amounts [(or Notional Principal Amount in the case of the Class B-PI Certificates)] of the Notes, Class B[-1] Certificates [and Class B-PI Certificates] set forth opposite their names below.

                                                                                      [CLASS
                                                                     CLASS B-1         B-P1
        UNDERWRITER                                    NOTES         CERTIFICATES    CERTIFICATES
                                                     ---------       ---------       ---------
                                                     $               $               $
                                                     ---------       ---------       ---------
          Total....................................  $               $               $        ]
                                                     =========       =========       =========

     Under the terms of the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Securities offered hereby if any of the Offered Securities are purchased.

     The Underwriters have advised the Depositors and the Trust that they propose to offer the Offered Securities to the public at the prices set forth on the cover page hereof, and to certain dealers at such prices less a concession
not in excess of      % of the denominations of the Offered Securities. The
Underwriters may allow and such dealers may reallow a concession not in excess
of      % of the denominations of the Offered Securities to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

     The Underwriting Agreement, together with a Representations Letter from the Originators and the Depositors to the Underwriters, provide that the Originators, the Depositors and the Trust will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                    EXPERTS

     The financial statements of                          at December 31, 199
and 199 and for each of the three years in the period ended December 31, 199 , attached hereto as Appendix A, have been audited by independent auditors, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                    RATINGS

     The Notes, and the Class B[-1] Certificates [and the Class B-PI
Certificates] will be rated at their initial issuance "            " by Moody's
and "            " by S&P and Fitch. Such ratings are the highest long-term ratings that such Rating Agencies assign to securities.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Note, any Class B[-1] Certificate [or any Class B-PI Certificate], and, accordingly, there can be no assurance that the ratings assigned to the Notes, the Class B[-1] Certificates [or the Class B-PI Certificates] upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. [The ratings assigned to the Class B-PI Certificates do not address the risk of deviation from the Planned Notional Principal Amount Schedule or the likelihood of holders of the Class B-PI Certificates receiving any specified return.]

                                 LEGAL MATTERS

     In addition to the legal opinions referred to in the Prospectus, certain legal matters relating to the Offered Securities will be passed upon for the
Depositors and EquiCredit Corporation of America by                          ;
for the Trust by                          ; and for the Underwriters by
                         . Certain federal income tax will be passed upon for
the Depositors and the Trust by                .

                                                                      APPENDIX A

                         AUDITED FINANCIALS OF INSURER

                                                                      APPENDIX B

                         INTERIM FINANCIALS OF INSURER

------------------------------------------------------------
------------------------------------------------------------
NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE REPRESENTATIVE, EITHER DEPOSITOR OR THE UNDERWRITER. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT.
                            ------------------------
                               TABLE OF CONTENTS

                                                 PAGE
PROSPECTUS SUPPLEMENT
Summary of Terms................................   S-4
Risk Factors....................................  S-14
Description of The Mortgage Pool................  S-15
Certain Yield and Prepayment Considerations.....  S-23
The Trust.......................................  S-27
The Servicer and the Originators................  S-28
Description of the Offered Securities...........  S-33
The Indenture...................................  S-46
The Trust Agreement.............................  S-50
The Securities Insurance Policy and the
  Insurer.......................................  S-52
Capitalization..................................  S-53
[Certain Federal Income Tax Consequences].......  S-54
[Certain State Tax Consequences]................  S-54
[ERISA Considerations]..........................  S-54
Legal Investment................................  S-55
Use of Proceeds.................................  S-55
Underwriting....................................  S-56
Experts.........................................  S-57
Ratings.........................................  S-57
Legal Matters...................................  S-57
Appendix A...................................... A-1..
[Appendix B]....................................  [B-1]

                   PROSPECTUS
Available Information...........................     3
Reports to Holder...............................     3
Summary of Prospectus...........................     4
Risk Factors....................................    13
Description of the Mortgage Pools...............    19
Certain Yield and Prepayment Considerations.....    22
The Trusts......................................    23
The Depositors, the Servicers, the
  Representatives and the Originators...........    24
Description of the Securities...................    36
Certain Legal Aspects of the Mortgage Loans.....    56
Certain Federal Income Tax Consequences.........    61
Certain State Tax Consequences..................
ERISA Considerations............................
Legal Investment................................
Use of Proceeds.................................
Plan of Distribution............................
Ratings.........................................
Legal Matters...................................

UNTIL      , 199 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT), ALL
DEALERS EFFECTING TRANSACTIONS IN THE NOTES, THE CLASS B[-1] CERTIFICATES [OR THE CLASS B-PI CERTIFICATES], WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS AND A PROSPECTUS SUPPLEMENT. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS AND A PROSPECTUS SUPPLEMENT WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------

                             EQCC HOME EQUITY LOAN
                                  TRUST 199__
                                  $__________
                             EQCC HOME EQUITY LOAN
                              ASSET BACKED NOTES,
                                  SERIES 199_
                                  $__________
                          EQCC HOME EQUITY LOAN ASSET
                              BACKED CERTIFICATES,
                            SERIES 199_, CLASS B[-1]
                            ____% PASS-THROUGH RATE
                             [EQCC HOME EQUITY LOAN
                           ASSET BACKED CERTIFICATES,
                            SERIES 199_, CLASS B-PI]
                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                       EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

                            ------------------------

                             PROSPECTUS SUPPLEMENT
                            ------------------------

                              ____________ , 199_

------------------------------------------------------------
------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SUBJECT TO COMPLETION DATED JANUARY 29, 1997

PROSPECTUS SUPPLEMENT                              VERSION 2 -- REMIC -- INSURED
TO PROSPECTUS DATED

                               $
                          EQUICREDIT FUNDING TRUST 199
            EQUICREDIT FUNDING ASSET BACKED CERTIFICATES, SERIES 199
         $              CLASS A CERTIFICATES,      % PASS-THROUGH RATE

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                       EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

The EquiCredit Funding Asset Backed Certificates, Series 199 (the "Certificates"), will consist of [two] classes of Certificates designated as the Class A Certificates and Class R Certificates. Only the Class A Certificates (the "Class A Certificates") are offered hereby. The Certificates represent fractional undivided interests in a trust fund to be designated as EquiCredit Funding Trust 199 (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings (each, a "Mortgaged Property") to be deposited into the [Trust Fund] by the Depositors and purchased and re-underwritten by EquiCredit Corporation of America ("EquiCredit", the "Representative" or an "Originator") or by EquiCredit Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa. or EquiCredit Corporation of SC (each, an "Originator") for the benefit of the holders of the Certificates (the "Certificateholders"), (ii) all monies received on the Mortgage Loans on and after the Cut-off Date (as defined herein) (other than the Representative's Yield, as described herein, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date),
(iii) the Securities Insurance Policy described herein, and (iv) certain other property. The Mortgage Loans will be serviced by EquiCredit (in its capacity as servicer, the "Servicer"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered
into among the Servicer, the Representative, the Depositors and             , as
trustee (the "Trustee").

                                                   (continues on following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET
FORTH IN "RISK FACTORS" COMMENCING ON PAGE S-[   ] HEREIN AND COMMENCING ON PAGE
[   ] IN THE PROSPECTUS.

            (the "Underwriters") have agreed to purchase from the Depositors the
Class A Certificates at      % of the principal amount thereof ($
aggregate proceeds to the Depositors, before deducting expenses payable by the
Depositors estimated at $          ), plus accrued interest in each case from
            ,             , subject to the terms and conditions set forth in the
Underwriting Agreement referred to herein under "Underwriting".

     The Underwriters propose to offer the Class A Certificates from time to time for sale in negotiated transactions or otherwise, at prices to be determined at the time of such sale. For further information with respect to the plan of distribution, and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting".

     The Class A Certificates are offered by the Underwriters, when, as and if issued and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Class A
Certificates will be delivered in book-entry form, on or about             ,
     , through the facilities of The Depository Trust Company ("DTC").

            , 199

(continuation of cover page)

Distributions on the Certificates will be made, to the extent of funds available
therefor, on the        day of each month, or, if such day is not a business
day, then on the next business day, commencing on             , 199 (each, a
"Payment Date").

On or before the issuance of the Certificates, the Servicer will obtain from
            (the "Insurer") a securities guaranty surety bond in favor of the Trustee relating to the Class A Certificates (the "Securities Insurance Policy"). The Securities Insurance Policy will provide for 100% coverage of the Class A Remittance Amount (each as defined herein) due on the Class A Certificates on each Payment Date.

                               [LOGO OF INSURER]

There is currently no secondary market for the Class A Certificates. The Underwriters intend to make a secondary market in the Class A Certificates, but are not obligated to do so. There can be no assurance that a secondary market for the Class A Certificates will develop or, if one does develop, that it will continue. None of the Class A Certificates will be listed on any securities exchange.

It is a condition to the issuance of the Class A Certificates that they be rated
"       " by Moody's Investors Service, Inc. and "       " by Standard & Poor's
Corporation and Fitch Investors Service, Inc.

[The Class A Certificates initially will be represented by certificates registered in the name of Cede & Co., the nominee of DTC. The interests of owners of the Class A Certificates will be represented by book-entries on the records of DTC and participating members thereof. See "Description of the Certificates--Registration of the Class A Certificates" herein.]

As described herein [an election], [two separate elections] will be made to treat the interests in the Trust Fund as "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes. The Class A Certificates will constitute "regular interests" in a REMIC. For a description of certain tax consequences of owning the Class A Certificates, including, without limitation, original issue discount, see "Federal Income Tax Consequences" herein.

     PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CLASS A CERTIFICATES. THE CLASS A CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE REPRESENTATIVE, THE SERVICER, EITHER DEPOSITOR, ANY ORIGINATOR OR ANY OF THEIR AFFILIATES. NONE OF THE CLASS A CERTIFICATES OR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE REPRESENTATIVE, THE SERVICER, EITHER DEPOSITOR, ANY ORIGINATOR OR ANY OF THEIR AFFILIATES.

     This Prospectus Supplement does not contain complete information about the offering of the Class A Certificates. Additional information is contained in the
Prospectus dated             , 199 of which this Prospectus Supplement is a part
and which accompanies this Prospectus Supplement. Purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Class A Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                SUMMARY OF TERMS

     The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

Issuer                       EquiCredit Funding Trust 199  .

Securities Offered           $          aggregate principal amount of      %
                               EquiCredit Funding Asset Backed Certificates, Series 199 , Class A (the "Class A
                               Certificates").

Depositors                   EQCC Receivables Corporation, a corporation
                               organized under the laws of the State of Delaware, and EQCC Asset Backed Corporation, a corporation organized under the laws of the State of Delaware (together, the "Depositors"). All of the outstanding common stock of each of the Depositors is owned by one or more of the Originators (defined below).

Representative and
Originators                  EquiCredit Corporation of America, a corporation
                               organized under the laws of the State of Delaware ("EquiCredit", the "Representative" and a "Depositor"), and EquiCredit Corporation/Ala. & Miss., a corporation organized under the laws of the State of Florida, California/EquiCredit Corporation, a corporation organized under the laws of the State of California, EquiCredit Corporation of In., a corporation organized under the laws of the State of Indiana, EquiCredit Corporation of Pa., a corporation organized under the laws of the Commonwealth of Pennsylvania, and EquiCredit Corporation of SC, a corporation organized under the laws of the State of South Carolina, each of which is a wholly-owned subsidiary of the Representative (each together with the Representative, an "Originator"). See "The Depositor, the Servicer, the Representative and the Originators" in the Prospectus and "The Originator and the Servicer -- Origination, Foreclosure and Delinquency Experience" herein.

Servicer                     EquiCredit Corporation of America (in its capacity
                               as servicer, the "Servicer"). See "The
                               Depositors, the Servicer, the Representative and the Originators" herein.

Trustee                                , a           organized under the laws of
                                           and having its principal place of
                               business in the State of           (the
                               "Trustee"). See "The Trustee" herein.

Cut-off Date                           , 199 (the "Cut-off Date").

Closing Date                 The date on which the Certificates are initially
                               issued (the "Closing Date").

Payment Date                 The      calendar day of each month or, if such day
                               is not a business day, the first business day
                               following such      calendar day, commencing on
                                           , 199 (each, a "Payment Date").

Determination Date           The      business day of the month in which the
                               related Payment Date occurs (each, a
                               "Determination Date").

Record Date                  The calendar day immediately preceding each Payment
                               Date (or, if Definitive Certificates are issued,
                               the      calendar day of the month in which each
                               such Payment Date occurs) (each, a "Record
                               Date").

Description of the
Certificates; The Mortgage
  Pool                       The EQCC Home Equity Loan Asset Backed
                               Certificates, Series 199 (the "Certificates"), represent interests in a trust fund to be
                               designated as EquiCredit Funding Trust 199   (the
                               "Trust" or the "Trust Fund"), consisting
                               primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans purchased and re-underwritten by the Originators and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings, units in condominium developments and units in planned unit developments (each, a "Mortgaged Property"), with an aggregate principal balance of
                               $          as of the Cut-off Date, after giving
                               effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"),
                               (ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than the Representative's Yield, as defined below, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date),
                               (iii) an irrevocable securities guaranty surety bond (the "Securities Insurance Policy") to be issued on or before the Closing Date by
                                           (the "Insurer") in favor of the
                               Trustee for the benefit of the Class A
                               Certificateholders, (iv) certain rights of the Depositors under the Transfer Agreement and (v) certain other property. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date among the Servicer, the Representative and the Depositors and the Trustee (the "Pooling and Servicing Agreement"). See "Description of the Certificates -- General" herein.

                             The Certificates will consist of [two] classes of
                               Certificates (each, a "Class"), designated as the Class A Certificates and the Class R Certificates (the "Class R Certificates"). Distributions on the Class R Certificates will be subordinate to distributions on the Class A Certificates, to the extent described herein. Only the Class A Certificates are offered hereby. See "Description of the Certificates -- General" herein.

                             Unless otherwise specified herein, references
                               herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

                             As of the Cut-off Date, the Mortgage Pool will
                               consist of           Mortgage Loans (of which
                               approximately      % are secured by first
                               Mortgages and approximately      % are secured by
                               second Mortgages) having an aggregate outstanding
                               principal balance of $          , a weighted
                               average Mortgage Interest Rate (as defined below)
                               of approximately      %, minimum and maximum
                               outstanding principal balances of approximately
                               $          and $          , respectively, minimum
                               and maximum Mortgage Interest Rates of      % and
                                    %, respectively, a weighted average original
                               term to maturity of approximately      months, a
                               weighted average remaining term to maturity of
                               approximately      months, minimum and maxi-
                               mum remaining terms to maturity of      months
                               and      months, respectively, and origination
                               dates between      and      . See "Description of
                               the Mortgage Pool -- General" herein.

The Class A Certificates     The Class A Certificates will have an aggregate
                               principal balance of $          (the "Original
                               Class A Principal Balance") as of the date of issuance, and will accrue interest at the rate of
                                    % per annum (the "Class A Pass-Through
                               Rate"). The Class A Certificates represent an undivided ownership interest in the Mortgage Pool that is senior to the ownership interest represented by the Class R Certificates to the extent described herein.

Denominations                The Class A Certificates will be issued in minimum
                               denominations of $          and integral
                               multiples thereof [;provided, however, that one Class A Certificate is issuable in a denomination equal to an amount such that the aggregate denomination of all Class A Certificates is equal to the Original Class A Principal Balance]. Each Class A Certificate will represent a percentage interest (a "Percentage Interest") in the respective Class determined by dividing the original dollar amount represented by such Certificate by the Original Class A Principal Balance.

[Registration of the Class
A Certificates               Each Class of Class A Certificates will initially
                               be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Class A Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" or "Certificateholders" shall reflect the rights of owners of the Class A Certificates (the "Certificate Owners") as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Risk Factors" and "Description of the Securities -- Registration of the Book-Entry Securities" in the Prospectus.]

Distributions on the Class
A Certificates
       A. General            As more fully described herein, distributions will
                               be made on the Class A Certificates on each Payment Date to the extent available, if and to the extent such Certificates are then entitled to such distributions, first, to pay interest on the Class A Certificates and then to reduce the principal amount of Class A Certificates. As described herein, after payment of such amounts to the Class A Certificateholders, certain amounts may be distributed on the Class R Certificates. Any distributions on the Class A Certificates will be made on each Payment Date to Certificateholders of record on the related Record Date in an amount equal to the product of such Certificateholder's Percentage Interest and the amount available for distribution on such Payment Date to the Certificateholders of the related Class in accordance with the priorities described in "Description of the Certificates -- Distributions" herein.

                             On any Payment Date, the amount available for
                               distribution to Certificateholders generally will be the excess of (a) the sum of (i) the Available Payment Amount (as defined below) and (ii) any amount (the "Spread Account Draw") deposited in the [Collection] Account from the Spread Account and any Insured Payments (defined below), less
                               (b) the sum of (i) the amount of the monthly premium payable to the Insurer during the related Due Period and (ii) the amount of fees payable to the provider of any Letter of Credit (defined below) during the related Due Period. The term "Available Payment Amount" generally means with respect to any Payment Date, the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during the related Due Period, net of the related Servicing Fee (defined below) paid to the Servicer and reimbursements for incurred unpaid Servicing Fees and certain expenses paid by the Servicer, plus
                               (b) the amount of any Advances, less (c) the amount by any Excess Spread.

     B. Interest
Distributions                Interest on the Class A Certificates will accrue
                               from the      calendar day of each month (whether
                               or not such day is a Business Day) to, but
                               excluding, the   th calendar day of the next
                               succeeding month (whether or not such day is a Business Day) (each, an "Accrual Period"). Interest shall accrue on each Class A Certificate at the Class A Pass-Through Rate and shall be distributed, to the extent available, on each Payment Date. Interest with respect to the Class A Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Payment Date, interest accrued during the related Accrual Period at the Class A Pass-Through Rate on the Class A Principal Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the
                               initial Accrual Period,            , is referred
                               to herein as the "Class A Interest Remittance Amount". See "Description of the
                               Certificates -- Distributions" herein and in the Prospectus.

     C. Principal
Distributions                Holders of the Class A Certificates will be
                               entitled to receive on each Payment Date, to the extent available (but not more than the Class A Principal Balance then outstanding), a distribution allocable to principal which will generally equal the sum of (a)(i) the principal portion of all scheduled payments ("Monthly Payments") received on the Mortgage Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Due Period"), (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during the related Due Period payment that are not Principal Prepayments (each, a "Curtailment"),
                               (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance

                               Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the obligation to purchase or substitute Mortgage Loans contained in the Transfer Agreement) in connection with the repurchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Pooling and Servicing Agreement, and (v) the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (i) through (iv) above (the sum of (i), (ii), (iii),
                               (iv) and (v) above, the "Basic Principal
                               Amount"), and (b) the sum of (i) the amount, if any, by which (A) the amount required to be distributed to Class A Certificateholders as of the preceding Payment Date exceeded (B) the amount of the actual distribution to Class A Certificateholders on such preceding Payment Date, exclusive of any portion of any Insured Payment made to the Class A Certificateholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class A Pass-Through Rate from such immediately preceding Payment Date (the "Class A Carry-Forward Amount" and, together with the Basic Principal Amount, the "Class A Principal Remittance Amount").

                             On each Payment Date, the lesser of (i) the Class A
                               Principal Balance then outstanding and (ii) the Class A Principal Remittance Amount (which, together with the Class A Interest Remittance Amount, constitutes the "Class A Remittance Amount" for such Payment Date) is payable to the Class A Certificateholders.

                             As of any Payment Date, the "Class A Principal
                               Balance" will equal the Original Class A
                               Principal Balance, less all amounts previously distributed on account of principal to holders of the Class A Certificates.

     D. The Securities
            Insurance
  Policy                     On or before the Closing Date, the [Servicer] will
                               obtain the Securities Insurance Policy, which is noncancelable, in favor of the Trustee on behalf of the Class A Certificateholders. The Securities Insurance Policy will provide for 100% coverage of the Class A Remittance Amounts due on the Class A Certificates on each Payment Date. On each Payment Date, the Insurer will make available to the Trustee the amount of any insufficiency in the amount available as of such Payment Date which is necessary to distribute to the Class A Certificateholders the Class A Remittance Amounts on such Payment Date (each, an "Insured Payment"). The Securities Insurance Policy does not guarantee to the Class A Certificateholders any specified rate of prepayments. See "Description of the Certificates -- The Securities Insurance Policy" herein.

Spread Account and
  Subordinated Amount        The Trustee will establish a separate trust account
                               (the "Spread Account") into which it will deposit upon receipt from the Servicer on each Payment Date, prior to making any distributions to Certificateholders, the excess, if any, of the aggregate interest accrued during the related Due Period on all of the Mortgage Notes at their respective annual rates of interest (each such annual rate of interest hereinafter referred to as the "Mortgage Interest Rate" for the applicable Mortgage Note) over the sum of the Class A Interest Remittance Amount, the Monthly Premium (as defined below) due to the Insurer, the Letter of Credit Fee Amount (as defined below) due to the issuers of any Letters of Credit (as defined below) and the Servicing Fee (such excess, the "Excess Spread"). Unless otherwise specified by the Insurer, the Trustee is required to retain [100]% of the Excess Spread (the "Monthly Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer in the Pooling and Servicing Agreement (the "Base Spread Account Requirement")[; provided, that for the initial period set forth in the Pooling and Servicing Agreement, the Periodic Excess Spread Amount will be zero]. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the Insurer. The percentage used in determining the Monthly Excess Spread Amount may be reduced at the sole discretion of the Insurer with the consent of each person obligated to reimburse issuers of any Letters of Credit (as defined below) on deposit in the Spread Account for outstanding drawings thereunder (each such person, an "Account Party"), and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer.

                             The Pooling and Servicing Agreement permits the
                               Spread Account to be funded in part by one or more letters of credit (each, a "Letter of Credit") issued by banks or trust companies having on the date of delivery of such Letter of Credit long term debt ratings of at least by Moody's Investors Service, Inc. ("Moody's")
                               and "     " by Standard & Poor's Corporation
                               ("S&P"), or short term debt ratings of      by
                               Moody's and "     " by S&P, and having certain
                               other qualifications set forth in the Pooling and Servicing Agreement. Amounts available to be drawn under any Letter of Credit will be deemed to be on deposit in the Spread Account.

                             On each Payment Date amounts, if any, on deposit in
                               the Spread Account will be available to fund any shortfall between the available funds for distributions to Certificateholders and the Class A Remittance Amount provided that, on and after the date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts distributable on the Class A Certificates attributable to Mortgage Loan Losses ("Cumulative Spread Account

                               Receipts") equal an amount specified in the Pooling and Servicing Agreement (the "Subordinated Amount"), no further withdrawals with respect to shortfalls in the amounts required to be distributed on the Class A Certificates, may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. In addition, the Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

                             On each Payment Date, any amounts constituting (i)
                               Excess Spread in excess of the Monthly Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement as of such Payment Date (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread, will be distributed to the holders of the Class R Certificates after repayment of outstanding draws under any Letters of Credit and of unreimbursed Servicing Advances to the Servicer.

                             Neither the Class R Certificateholders nor the
                               Servicer will be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full distribution to Class A Certificateholders of the amount required to be distributed to such Certificateholders.

                             The funding and maintenance of the Spread Account
                               is intended to enhance the likelihood of timely payment to Class A Certificateholders of the Class A Remittance Amount; however, in certain circumstances, the Spread Account could be depleted and shortfalls could result. The Spread Account will be funded with Excess Spread from all Mortgage Loans and will be available to the Class A Certificates.

                             Notwithstanding the depletion or reduction of the
                               Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Class A Remittance Amounts on any Payment Date.

Payment of Certain Expenses  In order to provide for the payment of the fees of the Insurer, the Trustee is required to establish and maintain one or more trust accounts (the "Insurance Account") into which the Trustee is required to deposit on each Payment Date, from amounts on deposit in the Collection Account and before making any required deposits into the Spread Account and any required distributions to the Class A Certificateholders, an amount that is sufficient to pay the monthly fee of the Insurer (the "Monthly Premium"). In addition, in order to provide for the payment of the fees of the issuers of any Letters of Credit on deposit in the Spread Account, the Trustee is required to establish and maintain a trust account (the "Letter of Credit Fee Account") into which the Trustee is required to deposit on each Payment Date, from amounts on deposit in the Collection Account and after making any required deposits into the Insurance Account and the Spread Account, an amount that is sufficient to pay any monthly fees due the issuers of such Letters of Credit (the "Letter of Credit Fee Amount"). The Servicer is required to pay to the Trustee from time to time the fees of the Trustee and the reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with the Pooling and Servicing Agreement. The Trustee is permitted on each Payment Date to pay to itself, from amounts on deposit in the Collection Account and after making any required deposits into the Spread Account, any required distributions to Class A Certificateholders and any required deposits into the Insurance Account and Letter of Credit Fee Account, any amounts then due and owing representing fees of the Trustee that have not been paid by the Servicer after written demand therefor.

Advances from the Principal
and Interest Account         The Servicer is required to withdraw from the
                               Principal and Interest Account amounts on deposit therein and held for future distribution to make advances (each, an "Advance") on each Payment Date in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee). The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise. See "Description of the Certificates -- Advances from the Principal and Interest Account" herein and "Description of the Offered
                               Securities -- Advances from the Principal and Interest Account; Servicing Advances" in the Prospectus.

Servicing Fee                The Servicer will be entitled to a fee of      %
                               per annum of the outstanding principal balance of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly from the interest portion of monthly payments on such Mortgage Loan, Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the Pooling and Servicing Agreement.

Representative's Yield       The Representative will be entitled to receive an
                               amount (the "Representative's Yield") equal to the sum of (A) all prepayment penalties and premiums collected by the Servicer with respect to any Mortgage Loan and (B) any sum or other finance charge payable by the Mortgagor on a prepaid Rule of 78s Mortgage Loan (as defined herein) that is in excess of (i) the Curtailment or Principal Prepayment (as the case may be) on the related Mortgage Loan, together with accrued and unpaid interest thereon at the Mortgage Interest Rate, plus (ii) servicing compensation exclusive of Servicing Fees. The Representative's Yield is retained and freely transferable by the Representative and does not constitute a portion of the Trust Fund.

Ratings                      It is a condition to the issuance of the Class A
                               Certificates that the Class A Certificates each
                               be rated      by Moody's and "          " by S&P
                               and Fitch Investors Service, Inc. ("Fitch" and each of Fitch, Moody's and S&P, a "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Class A Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the Class A Certificates may be adversely affected. In general, the ratings address credit risk and do not repre-sent any assessment of the likelihood or rate of principal prepayments. See "Risk
                               Factors -- Liquidity" and "Ratings" herein.

Optional Termination by the
  Servicer                   The Servicer may, at its option, terminate the
                               Pooling and Servicing Agreement on any date on which the Pool Principal Balance is less than 10% of the Original Pool Principal Balance by purchasing from the Trust, on the next succeeding Payment Date [(but in no event earlier than the
                               Payment Date occurring in             )] all of
                               the Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") then remaining in the Trust at a price (the "Termination Price") equal to (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, (y) interest on such amount computed at a rate equal to the weighted average Mortgage Interest Rate and (z) the aggregate amount of any outstanding draws under the Letters of Credit, if any, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. In connection with such purchase, the Servicer is required to pay any unpaid fees and expenses of the Trustee and the Insurer. See "Description of the
                               Certificates -- Termination; Purchase of Mortgage Loans" herein and in the Prospectus.

[Certain Legal Aspects of
the Mortgage Loans           Approximately             % of the Mortgage Loans
                               are secured by second Mortgages which are subordinate to a mortgage lien on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "First Lien"). A primary risk with respect to second Mortgages is that foreclosure funds received in connection therewith will not be sufficient to satisfy fully both the First Lien and the second Mortgage. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein.]

REMIC Election and Tax
Status                       An election will be made to treat the assets of the
                               Trust as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes (the "[Subsidiary] REMIC")[, and a separate election will be made to treat the pool of assets represented by the regular interests in the Subsidiary REMIC as a REMIC (the "Master REMIC").]

                             The Class A Certificates will be regular interests
                               in the [Master] REMIC. As regular interests in a REMIC, the Class A Certificates generally will be treated as debt instruments issued by the REMIC. The Class A Certificates may be treated as having been issued with original issue discount. As a result, holders of the Class A Certificates may be required to include amounts in income with respect to such Certificates in advance of the receipt of cash attributable to that income. The prepayment assumption that will be used in computing the amount of original issue discount
                               includible periodically will be      % [CPR], as
                               described herein. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus. No representation is made that either prepayments on the Mortgage Loans or payments on the Class A Certificates will occur at that rate or any other rate. Based on final regulations relating to the treatment of original issue discount, the Internal Revenue Service could assert that all of the interest payments on the Class A Certificates should be treated as original issue discount regardless of their issue price. If such an assertion were successful, any otherwise de minimis discount would be treated as original issue discount. See "Certain Federal Income Tax Consequences for REMIC Certificates -- Original Issue Discount" in the Prospectus.

                             The Class A Certificates will be treated as (i)
                               qualifying real property loans within the meaning of Section 593(d)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) assets described in Section 7701(a)(19)(C) of the Code and (iii) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, in each case to the extent describe herein. See "Certain Federal Income Tax Consequences" [herein and] in the Prospectus.

ERISA Considerations         A fiduciary or other person contemplating
                               purchasing the Class A Certificates on behalf of or with "plan assets" of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code and the application of the fiduciary responsibility provisions of ERISA. The U.S. Department of Labor has issued an individual exemption, Prohibited
                               Transaction Exemption      to             (the
                               "Exemption"). The Exemption generally exempts from the application of certain of the prohibited transaction provisions of ERISA and the excise taxes and penalties imposed on such prohibited transactions by Section 4975(a) and (b) of the Code transactions relating to the purchase, sale and holding of pass-through certificates such as the Class A Certificates and the servicing and operation of asset pools such as the Mortgage Pool, provided that certain conditions are satisfied. See "ERISA Considerations" [herein and] in the Prospectus.

Legal Investment             Although upon their initial issuance the Class A
                               Certificates will be rated           by Moody's
                               and "            " by S&P and Fitch, the Class A
                               Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Class A Certificates constitute legal investments for such investors. See "Legal Investment" herein.

Use of Proceeds              Substantially all of the net proceeds to be
                               received from the sale of the Class A
                               Certificates will be received by the Depositors. [The Originators have, in the aggregate, transferred the Mortgage Loans to the Depositors in return for such proceeds.]

                                  RISK FACTORS

     Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Class A Certificates:

RISKS OF THE MORTGAGE LOANS [insert any appropriate considerations with respect to Mortgage Loans.]

     Geographic Concentration. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In particular,
approximately      %,      %,      % and      % of the Mortgage Loans in the
Mortgage Pool are secured by Mortgaged Properties located in           ,
          ,           and           , respectively. There has been a contraction
of economic activity and a deterioration of the real estate market in many states and uncertainty exists with respect to the economy and the real estate market in Florida, California and other regions of the United States. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans in the Mortgage Pool.

     Nature of Security.  Approximately      % of the Mortgage Loans in the
Mortgage Pool, by aggregate principal balance as of the Cut-off Date, are secured by second Mortgages, and the related First Liens are not included in the Mortgage Pool. Although little data is available, the rate of default of second mortgage loans may be greater than that of mortgage loans secured by First Liens on comparable properties. See "Risk Factors -- Risks of the Mortgage
Loans -- Nature of Security" in the Prospectus.

     Risk of Early Defaults.  Approximately      % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date were originated within months prior to the Cut-off Date. The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date is
approximately      months. Although little data is available, defaults on
mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans.  Approximately      % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pool" and "Risk Factors -- Risks of the Mortgage Loans -- Balloon Loans" in the Prospectus.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of the Class A Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans in the Mortgage Pool including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Mortgage Pool consists of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after giving effect to payments
received prior to such date, of $          (the "Original Pool Principal
Balance"). This subsection describes generally certain characteristics of the Mortgage Loans in the Mortgage Pool. Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the approximate percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding balances of the Mortgage Loans as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date. The Mortgage Pool consists of fixed-rate Mortgage Loans
with remaining terms to maturity of not more than      months (including both
fully amortizing Mortgage Loans and Balloon Loans). Approximately      % of the
Mortgage Loans were originated and underwritten by the Representative or by a
wholly-owned subsidiary of the Representative and approximately      % of the
Mortgage Loans were purchased and re-underwritten by the Representative or by a wholly-owned subsidiary of the Representative. The Mortgage Loans have the characteristics set forth below as of the Cut-off Date. Percentages expressed herein based on principal balances and number of Mortgage Loans have been rounded, and in the tables set forth herein the sum of the percentages may not equal the respective totals due to such rounding.

     All of the Mortgage Loans were originated prior to             , 199 and
have a scheduled maturity date no later than             . No Mortgage Loan has
a remaining term to maturity as of the Cut-off Date of less than      months.
The weighted average original term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date is approximately months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date
is approximately      months.

     The weighted average Mortgage Interest Rate of the Mortgage Loans as of the
Cut-off Date is approximately      % per annum. All of the Mortgage Loans have
Mortgage Interest Rates as of the Cut-off Date of at least      % per annum but
not more than      % per annum. The average principal balance outstanding of the
Mortgage Loans as of the Cut-off Date was $          and the principal balances
of the Mortgage Loans as of the Cut-off Date ranged from $          to
$          . The original principal balances of the Mortgage Loans ranged from
$          to $          .

     Approximately      % of the Mortgage Loans are secured by a second Mortgage
on the related Mortgaged Property that is junior to a First Lien and
approximately      % are secured by a first Mortgage on the related Mortgage
Property. The First Liens related to the Mortgage Loans secured by second Mortgages are not included in the Mortgage Pool.

     Approximately      % Mortgage Loan had a Combined Loan-to-Value Ratio at
origination (defined below) in excess of      %. The weighted average Combined
Loan-to-Value Ratio of the Mortgage Loans as of the Cut-off Date is
approximately      %. No Mortgage Loan had a Home Equity Loan Ratio (defined
below) at origination in excess of      %. The weighted average Home Equity Loan
Ratio of the Mortgage Loans as of the Cut-off Date is approximately      %.

     At least      % of the Mortgage Loans are secured by fee simple interests in detached single-family dwelling units, including units in de minimis planned unit developments, with the remaining Mortgage Loans secured by fee simple interests in attached or detached two- to four-family dwelling units, units in planned unit developments and condominiums on more than one parcel of real
property; provided, however, that approximately      % of the Mortgage Loans are
secured by a leasehold interest in a one- to four-family residential dwelling situated on property located in the State of Maryland; and further provided that
approximately      % of the Mortgage Loans are secured by real property improved with a single-family residence constituting a permanently affixed manufactured
housing unit. With respect to at least      % of the Mortgage Loans, the
Mortgagor represented at the time of the origination of the Mortgage Loan that the related Mortgaged Property would be occupied by the Mortgagor as a primary or secondary residence (an "Owner Occupied Mortgaged Property").

     No more than approximately      % of the Mortgage Loans are secured by
Mortgaged Properties located in any one zip code area in the State of
California, and no more than approximately      % of the Mortgage Loans are
secured by Mortgaged Properties located in any one zip code area outside the
State of California. Approximately      %,      %,      % and      % of the
Mortgage Loans are secured by Mortgaged Properties located in           ,
          ,           and           , respectively. Except as indicated in the
preceding sentence, no more than      % of the Mortgage Loans are secured by
Mortgaged Properties located in any one state.

     Approximately      % of the Mortgage Loans are Balloon Loans. Approximately
     %,      % and      % of the Mortgage Loans are Balloon Loans based on a
year amortization schedule and a single payment of the remaining loan balance
approximately           ,           and      years after origination,
respectively.

     Approximately      % of the Mortgage Loans are Bankruptcy Mortgage Loans.
Of the Mortgage Loans,      % in principal amount are Bankruptcy Mortgage Loans
which are days or more contractually delinquent. Of the Mortgage Loans other
than Bankruptcy Mortgage Loans, representing      % in aggregate principal
amount of all Mortgage Loans,      % in principal amount are contractually
delinquent 30-59 days and      % in principal amount are contractually
delinquent 60-89 days.

     The following table sets forth the number and outstanding principal balance as of the Cut-off Date of, and the percentage of the Mortgage Pool represented by Mortgage Loans in the Mortgage Pool having outstanding principal balances as of the Cut-off Date in the ranges described therein:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                 RANGE OF                    CUT-OFF DATE        DATE        NUMBER OF        POOL BY
               CUT-OFF DATE                   PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             PRINCIPAL BALANCE                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
$          ................................    $                      %                              %
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the geographic distribution of the Mortgaged Properties in the Mortgage Pool by state or territory as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
                                              PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
            STATE OR TERRITORY                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
                    .......................    $                      %                              %

                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Combined Loan-to-Value Ratios of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                 RANGE OF                    CUT-OFF DATE        DATE        NUMBER OF        POOL BY
              COMBINED LOAN-                  PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
              TO-VALUE RATIO                   BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     %
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Home Equity Loan Ratios of Mortgage Loans in the Mortgage Pool:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
               RANGE OF HOME                  PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             EQUITY LOAN RATIO                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................    $                      %                              %
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Mortgage Interest Rates borne by the Mortgage Notes relating to the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
             RANGE OF MORTGAGE                PRINCIPAL        MORTGAGE      MORTGAGE        NUMBER OF
               INTEREST RATE                   BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................    $                      %                              %
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the number of remaining months to stated maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
            RANGE OF REMAINING               CUT-OFF DATE        DATE        NUMBER OF        POOL BY
             MONTHS TO STATED                 PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
                 MATURITY                      BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
          to          .....................    $                      %                              %
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
                                               --------       --------        -------          ------
          Total                                $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the number of months since origination of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
              RANGE OF MONTHS                 PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             SINCE ORIGINATION                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     to          ..........................    $                      %                              %
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
     to          ..........................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on the Class A Certificates, the aggregate amount of each interest payment on the Class A Certificates and the yield to maturity of such Certificates are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the related Class A Certificateholders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans in the Mortgage Pool.

     In addition, the Servicer may, at its option, purchase from the Trust all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Class A Certificates, on any Payment Date [(but in no event
earlier than the Payment Date occurring in             )] following the first
date on which the Pool Principal Balance (as defined herein) is less than      %
of the Original Pool Principal Balance. See "Description of the
Certificates -- Termination; Purchase of Mortgage Loans" herein.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.

     The scheduled maturity date of the latest maturing Mortgage Loan in the
Mortgage Pool is in                . Accordingly, the final payment on any Class
A Certificate would be made no later than                , assuming that no
prepayments are received on the Mortgage Loans in the Mortgage Pool, all payments of principal of and interest on each of the Mortgage Loans in the Mortgage Pool are timely received and none of the Mortgage Loans in the Mortgage Pool is repurchased from the Trust. The weighted average life of the Class A Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions and the date on which the final payment on any Class A Certificate could occur is
significantly earlier than                , because, among other things, (i)
prepayments are likely to occur, (ii) defective Mortgage Loans may be purchased from the Trust under certain circumstances described herein, (iii) the Servicer may purchase all of the Mortgage Loans when the aggregate outstanding principal
amount of the Mortgage Loans is less than      % of the Original Pool Principal
Balance and (iv) shortfalls in principal due to losses on the Mortgage Loans could result in withdrawals from the Spread Account or in Insured Payments to make payments in respect of principal on the Class A Certificates.

     Greater than anticipated prepayments of principal will increase the yield on Class A Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Class A Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Class A Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans in the Mortgage Pool and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.

     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of the Class A Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans in the Mortgage Pool, including final payments made upon the maturity of Balloon Loans.

          THE ORIGINATORS AND THE SERVICER -- ORIGINATION, FORECLOSURE
                           AND DELINQUENCY EXPERIENCE

GENERAL

     For a general discussion of the Depositors, the Servicer and the Originators, see "The Depositors, the Servicer, the Representative and the Originators" in the Prospectus.

     In the discussion that follows, references to the "Company" include EquiCredit Corporation, EquiCredit Corporation of America ("EquiCredit"), and its other subsidiaries (including the other Originators) and EquiCredit's predecessor in interest, OSCC-Florida.

     As of December 31, 199 , the Company had a total of    employees; employees
at its Jacksonville, Florida headquarters and an additional    employees in
     branch offices located nationwide. As of December 31, 199 , the total
stockholders' equity of the Company was $          . Copies of the audited
financial statements of the Company for the fiscal years ended December 31, 199 , 199 and 199 , prepared on the basis of generally accepted accounting principles, may be obtained upon request from John R. Marshall, Executive Vice President and Chief Financial Officer, EquiCredit Corporation of America, 1801 Art Museum Drive, Jacksonville, Florida 32207-2597 or by telephoning (904) 398-7581.

LOAN ORIGINATION HISTORY

     At December   , 199 , the Company conducted loan origination and/or
wholesale operations in a number of states, including Alabama, California, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kentucky, Maryland, Michigan, Minnesota, New York, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, Tennessee, Virginia, Washington and Wisconsin.

     The dollar amounts of first and second lien mortgage loans originated and purchased by the Company during the years ended December 31, 199 , 199 and 199
were $          , $          and $          , respectively. The Company
originated and purchased Mortgage loans totalling $          during the
months ended             , 199 .

UNDERWRITING PROGRAMS

     The following table sets forth the distribution of the Mortgage Loans in the Mortgage Pool among the Underwriting Programs (based on re-underwriting of the Mortgage Loans) as of the Cut-off Date:

                                                           PERCENT OF
                                                            MORTGAGE                            PERCENT OF
                                                            POOL BY                              MORTGAGE
                                                          CUT-OFF DATE                           POOL BY
           UNDERWRITING               CUT-OFF DATE         PRINCIPAL         NUMBER OF          NUMBER OF
             PROGRAM                PRINCIPAL BALANCE       BALANCE        MORTGAGE LOANS     MORTGAGE LOANS
----------------------------------  -----------------     ------------     --------------     --------------
Class A...........................     $                           %                                    %
Class B...........................
Class C-1.........................
Class C-2.........................
Class D...........................
          Total...................     $                           %                                    %
                                      ============        =========        ============         ============

See the "Depositors, the Servicer, the Representative and the Originators -- Specific Underwriting Criteria; Underwriting Programs" in the Prospectus for a discussion of each of the underwriting programs.

SERVICING PORTFOLIO

     At             and December 31, 199 , the Company serviced a total
portfolio of             and             mortgage loans, respectively, having
aggregate unpaid principal balances of $          and $          , respectively,
for itself and an investor group consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA"). The foregoing figures include loans that were not originated or acquired and re-underwritten by the Company but are serviced (principally for FNMA) on a contractual basis.

DELINQUENCY AND LOSS EXPERIENCE

     The following table sets forth the Company's delinquency and charge-off experience at the dates indicated on mortgage loans included in its servicing portfolio, including loans in foreclosure proceedings, but excluding loans serviced by the Company that were not originated or acquired and re-underwritten by the Company (such portfolio, excluding such loans, the "Primary Servicing Portfolio").

                                                                                            AT OR
                                                                                           FOR THE
                                                                                         MONTHS ENDED
                                                                                              ,
                                      AT OR FOR THE YEAR ENDED DECEMBER 31,                  199
                             -------------------------------------------------------     ------------
                             -------     -------     -------     -------     -------
                                                      (DOLLARS IN THOUSANDS)
Portfolio Unpaid
  Principal Balance(1)...    $           $           $           $           $
Average Portfolio
  Unpaid Principal
     Balance(1)..........    $           $           $           $           $
Period of Delinquency(2):
  30-59 Days.............           %
  60-89 Days.............           %           %           %           %           %              %
  90 Days or More........           %           %           %           %           %              %
Total Delinquencies......           %           %           %           %           %              %
Total Credit Losses(3)...    $           $           $           $           $             $
Total Credit Losses as a
  Percent of Average
  Unpaid Principal
  Balance................           %           %           %           %           %              %(4)

---------------
(1) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each mortgage loan, excluding unearned finance charges and other charges, and excludes the principal balance of each mortgage loan as to which the related mortgaged property has been previously acquired through foreclosure.

(2) Delinquency percentages are calculated as the dollar amount of mortgage loan principal delinquent as a percent of the Portfolio Unpaid Principal Balance. Delinquency percentages include the principal balance of all mortgage loans in foreclosure proceedings. Generally, all Mortgage Loans in foreclosure proceedings are 90 days or more delinquent. Delinquency percentages do not include the principal balance of mortgage loans which are real estate owned.

(3) Total Credit Losses includes (a) charge-offs of principal, net of subsequent recoveries, relating to mortgage loans written off as uncollectible or charge-offs relating to properties securing any mortgage loans which have been foreclosed upon and for which, in the opinion of management, liquidation proceeds would not exceed estimated expenses of liquidation plus the unpaid principal balance, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned, and (c) losses (gains) on the disposition of foreclosed properties and real estate owned.

(4) Annualized.

     The delinquency percentages set forth in the preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Primary Servicing Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Primary Servicing Portfolio during the periods indicated. However, because the amount of loans included in the Primary Servicing Portfolio has increased rapidly over these periods as a result of new originations, the Primary Servicing Portfolio as of the end of any indicated period includes many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses. In the absence of such substantial and continual additions of newly originated loans to the Primary Servicing Portfolio, the delinquency and charge-offs percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

     In addition, over the last several years, there has been a general deterioration of the real estate market and weakening of the economy in all regions of the country. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy continue to decline, the Company may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

OUTSTANDING REAL ESTATE OWNED

     At             , 199 and December   , 199 , approximately             and
            properties, respectively, acquired through foreclosure were owned by the Company for its own account or on behalf of owners of other mortgage loans included in the Company's Primary Servicing Portfolio. Such properties, at
            , 199 and December 31, 199 , were valued at $            and
$          , respectively.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The EquiCredit Funding Asset Backed Certificates, Series 199 , will consist of [two] classes of Certificates, designated as the Class A Certificates and the Class R Certificates. Only the Class A Certificates (the "Class A Certificates") are offered hereby.

     The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the Class A Certificates and the underlying documents. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates and the Pooling and Servicing Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The Certificates represent interests in the Trust created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund consists primarily of (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the Collection Account (as defined herein), Principal and Interest Account (as defined herein), Insurance Account, Spread Account (including all earnings thereon and proceeds thereof) or Letter of Credit Fee Account, including all investments of amounts on therein, (iv) certain rights of the Depositors under the Transfer Agreement, (v) the Securities Insurance Policy, and (vi) certain other property; provided, however, that the Trust Fund does not include the Representative's Yield or amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date.

     [Each Class A Certificate will be issued in minimum denominations of
$          and integral multiples thereof. Each Class A Certificate will represent a percentage interest (a "Percentage Interest") in the Class A Certificates of the applicable Class determined by dividing the original dollar amount represented by such Class A Certificate by the original aggregate principal amount of all Class A Certificates of such Class.]

     The Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Offered Securities--Servicing Standards" and "--Use of Subservicers" in the Prospectus for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITORS AND THE ORIGINATORS

     Each Originator will make the representations, among others, as to each Mortgage Loan conveyed by any Originator to the Depositors as of the Closing Date described under "Description of the Offered Securities -- Representations and Warranties of the Originators and the Depositors" in the Prospectus and will also represent that:

          1. No more than      % of the Mortgage Loans are secured by Mortgaged
     Properties improved by permanently affixed manufactured housing units.

          2. Approximately      % of the Mortgage Loans are Balloon Loans. All
     of the Balloon Loans provide for monthly payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon
     payment no earlier than           months following the date of origination
     and no later than at the end of the           year following the date of
     originator;

          3. As of the Cut-off Date, no more than      % of the Mortgage Loans
     in the Mortgage Pool were 30 or more days contractually delinquent. No more
     than      % of the Mortgage Loans in the Mortgage Pool were 60 or more days contractually delinquent;

          4. No more than      % of the Mortgage Loans in the Mortgage Pool are
     secured by Mortgaged Properties located within any single zip code area;
     and

          5. Mortgage Loans representing at least      % of the Mortgage Loan
     Principal Balance are secured by an Owner Occupied Mortgaged Property.

DISTRIBUTIONS

     The Trustee is required to establish a trust account (the "Collection Account") for the remittance of payments on the Mortgage Loans to the Certificateholders. The Collection Account is required to be maintained as an Eligible Account.

     On each Payment Date, commencing on             , 199 , the Trustee will
distribute to each person in whose name a Certificate is registered [(which, as to the Class A Certificates, initially will be only Cede, the nominee of DTC)] on the related Record Date, the portion of the aggregate distribution to be made to Class A Certificateholders to which such holder is entitled, if any, based on the Percentage Interest of the Class A Certificates, as the case may be, held by such holder. Distributions will be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder owns of
record Class A Certificates aggregating in excess of $          , and shall have
provided complete wiring instructions to the Trustee at least five business days prior to the Record Date, and otherwise by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. See "Registration of the Offered Securities -- Registration and Transfer of the Offered Securities" in the Prospectus.

     On each Payment Date, the Trustee shall withdraw from the Collection Account and distribute, based on the information provided in the most recent Trustee's Remittance Report, the following amounts to the extent available, in the priority indicated:

          (i) first, for deposit into the Insurance Account for the benefit of the Insurer, the Monthly Premium payable to the Insurer;

          (ii) second, for deposit into the Spread Account, the Excess Spread;

          (iii) third, for deposit into the Letter of Credit Fee Account, the Letter of Credit Fee Amount, representing the fees due to the issuers of any Letters of Credit;

          (iv) fourth, to the Class A Certificateholders, the Class A Interest Remittance Amount;

          (v) fifth, to the Class A Certificateholders, to be applied to reduce the Class A Principal Balance to zero, the Class A Principal Remittance Amount;

          (vi) sixth, to the Trustee, any amounts then due and owing representing fees of the Trustee, provided that the Trustee certifies in writing that such amount is due and owing and has not been paid by the Servicer within 30 days after written demand therefor;

          (vii) seventh, to the Servicer and/or the Representative, an amount equal to the amounts expended by the Servicer or the Representative and reimbursable thereto under the Pooling and Servicing Agreement but not previously reimbursed;

          (viii) eighth, to the Servicer an amount equal to Nonrecoverable Advances previously made by the Servicer and not previously reimbursed; and

          (ix) ninth, to the Class R Certificateholders, the balance, if any.

     The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the Spread Account Draw deposited into the Collection Account from the Spread Account and any Insured Payments deposited into the Collection Account, less (b) the sum of (i) the amount of the premium payable to the Insurer during the related Due Period and (ii) the amount of the fees payable to the provider of any Letter of Credit during the related Due Period.

     The Pooling and Servicing Agreement provides that to the extent the Insurer makes Insured Payments, the Insurer will be subrogated to the rights of the Class A Certificateholders with respect to such Insured Payments and shall be deemed, to the extent of the payments so made, to be a registered holder of Class A Certificates, and shall be entitled to reimbursement for such Insured Payments, with interest thereon at the Class A Pass-Through Rate on each Payment Date following the making of an Insured Payment, only after the Class A Certificateholders have received the Class A Remittance Amount for such Payment Date.

     For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Payment Date.

     "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during the related Due Period, net of the Servicing Fee paid to the Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Servicer, plus (b) the amount of any Advances payment made by the Servicer less (c) the Excess Spread.

     "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period,
(iv)(a) that portion of the purchase price of any repurchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)).

     "Class A Carry-Forward Amount" means the sum of (i) the amount, if any, by which (x) the Class A Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Class A Certificateholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class A Pass-Through Rate.

     "Class A Interest Remittance Amount" means interest accruing during the related Accrual Period at the Class A Pass-Through Rate on the Class A Principal Balance outstanding on the immediately preceding Payment Date (after giving effect to distributions of principal made on such Payment Date) or, in the case
of the initial Accrual Period,             , 199 .

     "Class A Principal Balance" means the Original Class A Principal Balance reduced by the sum of all amounts previously distributed to Class A Certificateholders in respect of principal on all previous Payment Dates.

     "Class A Principal Remittance Amount" means the lesser of (A) the Class A Principal Balance as of such Payment Date and (B) the sum of (i) the Basic Principal Amount for such Payment Date and (ii) the Class A Carry-Forward Amount.

     "Class A Remittance Amount" means the sum of the Class A Principal Remittance Amount and the Class A Interest Remittance Amount.

     "Insured Payment" means, the amount, if any, by which (A) the sum of the Class A Remittance Amounts exceeds (B) the sum of (i) the Available Payment Amount plus any amounts transferred from the Spread Account to the Collection Account and (ii) the aggregate amount of any previous Insured Payments for which the Insurer has not been reimbursed.

     "Mortgage Loan Losses" means, with respect to the Mortgage Loans in the Mortgage Pool, the aggregate sum of the amount, if any, by which the sum of (i) the outstanding principal balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period (such principal balance determined immediately before such Mortgage Loan became a Liquidated Mortgage Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds (ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

     "Spread Account Draw" means an amount deposited into the Collection Account from the Spread Account equal to the excess of (i) the sum of (A) the Class A Remittance Amount, over (ii) the Available Payment Amount less the monthly fee of the Insurer and any provider of a Letter of Credit (as reduced by any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
Section 362 of the United States Bankruptcy Code).

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the Class A Certificates based upon the assumption that the Certificates will be issued in
            199 .

                             Cut-off Date. The Original Pool Principal Balance will be the aggregate principal balances of the Mortgage Loans on the Cut-off Date after application of all payments received prior to the Cut-off Date.

                             Due Period. The Servicer and any subservicers remit for deposit into the Principal and Interest Account all amounts received on account of the Mortgage Loans (other than interest accrued prior to the Cut-off Date).

                             Determination Date. The Trustee determines, based on information provided by the Servicer, the amount of principal and interest that will be distributed
                             to Certificateholders on            , 199 .

                             The Servicer transfers funds in the Principal and Interest Account to the Collection Account including any Advances.

Not later than 10:00 a.m.
on The Trustee will notify the Servicer, the Insurer and each Account Party (as defined herein) of the amount of the Insured Payment, if any, required to be distributed to the Class A Certificateholders on
                                         , 199 .

                             First Record Date.  Distributions on             ,
                             199 will be made to Certificateholders of record at
                             the close of business on             , 199 .

                             Payment Date. The Trustee or its designee will distribute to Certificateholders the amounts required to be distributed pursuant to the Pooling and Servicing Agreement.

SPREAD ACCOUNT

     The Trustee will establish a trust account (the "Spread Account") into which it will deposit upon receipt from the Servicer on each Payment Date the excess, if any, of the interest accrued for the related Due Period on each Mortgage Note at the Mortgage Interest Rate over the sum of the Class A Interest Remittance Amount, the Monthly Premium due to the Insurer, the Letter of Credit Fee Amount due to the issuer of any Letter of Credit and the Servicing Fee for such Mortgage Loans (such aggregate amount, the "Excess Spread"). The Trustee is required to retain [100]% of the Excess Spread (the "Monthly Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer (the "Base Spread Account Requirement") [; provided that for the initial period set forth in the Pooling and Servicing Agreement, the Period in Excess Spread Amount will be zero]. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the Insurer, provided that such reduction shall not result in the reduction of the rating of the Class A Certificates. The percentage used in determining the Monthly Excess Spread Amount may be reduced at the sole discretion of the Insurer with the consent of each Account Party and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer. The Pooling and Servicing Agreement permits the Spread Account to be funded in part by one or more Letters of Credit issued by banks or trust companies having unsecured and uncollateralized debt obligations
that are rated      or better by Moody's and "     " or better by S&P on the
date of delivery of such Letter of Credit, or having short-term obligations that
are rated      or better by Moody's and "     " or better by S&P on the date of
delivery of such Letter of Credit, and having certain other qualifications set forth in the Pooling and Servicing Agreement. Amounts available for drawing under any Letter of Credit will be deemed to be on deposit in the Spread Account.

     On each Payment Date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the available funds for distributions to Class A Certificateholders and the sum of the Class A Remittance Amount; provided, however, that, on and after such date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts distributable on the Class A Certificates to Mortgage Loan Losses ("Cumulative Spread Account Receipts") equal an amount specified by the Insurer (the "Subordinated Amount") in the Pooling and Servicing Agreement, no further withdrawals with respect to shortfalls in the amounts required to be distributed on the Class A Certificates may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. The Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

     If the Trustee determines prior to any Payment Date that the amount available in cash and from the liquidation of Permitted Instruments in which all or a portion of the Spread Account has been invested is insufficient to fund any withdrawals required to be made from the Spread Account on such Payment Date, the Trustee is required to cause to be presented to the issuers of any Letters of Credit on deposit in the Spread Account one or more drawing certificates in proper form for the payment under such Letters of Credit of the amount of such insufficiency. The proceeds of any such drawings are required to be deposited into the Spread Account for withdrawal on such Payment Date.

     On each Payment Date any amounts constituting (i) Excess Spread in excess of the Monthly Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread will be distributed to the Holders of the Class R Certificates, after payment of outstanding LC Obligations to Account Parties and of unreimbursed Servicing Advances to the Servicer.

     Neither the holders of the Class R Certificates nor the Servicer will be required to refund any amounts previously distributed to them properly, regardless of whether there are sufficient funds on a subsequent Payment Date to make full distributions to Class A Certificateholders of the amounts required to be distributed to Class A Certificateholders.

     The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to the Class A Certificateholders of the Class A Remittance Amount, and to afford limited protection against losses in respect of the Mortgage Loans; however, in certain circumstances, the Spread Account could be depleted and shortfalls could result.

     Notwithstanding the depletion of the Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Class A Remittance Amount on any Payment Date.

SECURITIES INSURANCE POLICY

     The Servicer will obtain the Securities Insurance Policy in favor of the Trustee for the benefit of the Class A Certificateholders. In the event that, on any Payment Date, the amount available for distribution (net of any Insured Payments) is less than the Class A Remittance Amount, the Trustee will make a draw on the Securities Insurance Policy for an Insured Payment, in an amount equal any such deficiency. The Securities Insurance Policy provides for 100% coverage of the Class A Remittance Amounts due on the Class A Certificates on each Payment Date. The Securities Insurance Policy provides protection for credit risk and does not guarantee to the Class A Certificateholders any specified rate of principal payments or prepayments.

ADVANCES FROM THE PRINCIPAL AND INTEREST ACCOUNT

     Not later than the close of business on the third business day prior to each Payment Date, the Servicer shall withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution and remit to the Trustee for deposit in the Collection Account an amount (the "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and, after the later to occur of (x) the Cross-Over Date, and (y) the date on which there are no outstanding LC Obligations, the Excess Spread) accrued during the related Due Period, but uncollected as of the close of business on the last day of the related Due Period. The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the
Servicer is entitled to a fee of      % per annum of the principal balance of
each Mortgage Loan (the "Servicing Fee") calculated and payable monthly from the interest portion of monthly payments on the Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the Mortgage Loans. In addition to the Servicing Fee, the Servicer is entitled under the Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Collection Account and not constituting any part of the Representative's Yield, and interest paid on funds on deposit in the Principal and Interest Account, earnings paid on Permitted Instruments (other than earnings on amounts invested from the Spread Account), certain amounts representing excess funds released from the Insurance Account and the Letter of Credit Fee Account and similar items.

TERMINATION; PURCHASE OF MORTGAGE LOANS

     The Pooling and Servicing Agreement will terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Advances of such payment or collection by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the Insurer and the Trustee or (b) mutual consent of the Servicer, the Insurer and all Certificateholders in writing; provided, however, that in no event will the Trust established by the Pooling and Servicing Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Pooling and Servicing Agreement, alive as of the date of the Pooling and Servicing Agreement.

     Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the Pool
Principal Balance is less than      % of the Original Pool Principal Balance by
purchasing, on the next succeeding Payment Date [(but in no event before the
Payment Date occurring in                )], all of the outstanding Mortgage
Loans and REO Properties then remaining in the Trust at a price equal to

(i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, (y) 30 days' accrued interest thereon at a rate equal to the weighted average Mortgage Interest Rate and (z) the aggregate amount of any outstanding LC Obligations, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto (the "Termination Price"). In connection with such purchase, the Servicer is required to pay any unpaid fees and expenses of the Trustee and the Insurer.

     [Following a final determination by the Internal Revenue Service from which no appeal is taken within the permitted time for such appeal, or if any appeal is taken, following a final determination of such appeal from which no further appeal can be taken, or by a court of competent jurisdiction, to the effect that the Trust Fund does not and will no longer qualify as a REMIC pursuant to
Section 860D of the Code (the "Final Determination"), at any time on or after the date which is 30 calendar days following such Final Determination (i) the holders of Class A Certificates representing a majority in Percentage Interest thereof (the "Majority in Voting Interest") may direct the Trustee on behalf of the Trust to adopt a "plan of complete liquidation" (within the meaning of Section 860F(a)(4)(B)(i) of the Code) and (ii) the Insurer may notify the Trustee of the Insurer's determination to purchase from the Trust all Mortgage Loans and all REO Properties then remaining in the Trust at a price equal to the Termination Price. Upon receipt of notice from the Insurer, the Trustee shall notify the Class R Certificateholders of such election to liquidate or such determination to purchase, as the case may be (the "Termination Notice"). The holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, within 60 days from the date of receipt of the Termination Notice (the "Purchase Option Period"), at their option, purchase from the Trust all Mortgage Loans and all REO Properties then remaining in the [Trust Fund] at a purchase price equal to the Termination Price.]

     [If, during the Purchase Option Period, the Class R Certificateholders have not exercised the option described in the immediately preceding paragraph, then upon the expiration of the Purchase Option Period (i) in the event that the Majority in Voting Interest have given the Trustee the direction described in clause (i) of the immediately preceding paragraphs, the Trustee shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust, the distribution of the proceeds of the liquidation and the termination of the Pooling and Servicing Agreement occur no later than the close of the 60th day, or such later day as the Majority in Voting Interest shall permit or direct in writing, after the expiration of the Purchase Option Period and (ii) in the event that the Insurer has given the Trustee notice of the Insurer's determination to purchase the [Trust Fund] described in clause (ii) of the immediately preceding paragraphs, the Insurer shall so purchase the [Trust Fund] within 60 days after the expiration of the Purchase Option Period.]

     [Following a Final Determination, the Holders of a majority of the Percentage Interest of the Class R Certificates then outstanding may, at their option and upon delivery to the Class A Certificateholders and the Insurer of an opinion of nationally recognized tax counsel selected by the Holders of the Class R Certificates, which opinion shall be reasonably satisfactory in form and substance to the Majority in Voting Interest and the Insurer, to the effect that the effect of the Final Determination is to increase substantially the probability that the gross income of the Trust will be subject to federal taxation, purchase from the Trust all Mortgage Loans and all REO Properties then remaining in the Trust at a purchase price equal to the Termination Price. The foregoing opinion shall be deemed satisfactory unless the Majority in Voting Interest give the Holders of a majority of the Percentage Interest of the Class R Certificates notice that such opinion is not satisfactory within thirty days after receipt of such opinion.]

     In connection with a purchase by the Servicer, the Insurer or the Class R Certificateholders as described above, the Servicer is required to remit to the Trustee all amounts then on deposit in the Principal and Interest Account that would have constituted part of the Available Payment Amount for subsequent Payment Dates absent such purchase. Any such purchase is required to be accomplished by deposit of the Termination Price into the Collection Account.

AMENDMENT

     The Pooling and Servicing Agreement may be amended from time to time by the Servicer and the Trustee by written agreement, upon the prior written consent of the Insurer, and, to the extent such amendment adversely affects the interests of any Account Party, each such Account Party, without notice to, or consent of, the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement, or any Custodial Agreement, provided that such action does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of such party.

     The Pooling and Servicing Agreement also may be amended from time to time by the Representative, the Depositors, the Servicer and the Trustee, with the consent of the Insurer, and, to the extent such amendment adversely affects the interests of any Account Party, each such Account Party, the Majority in Aggregate Voting Interest and the holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment is permitted unless the Trustee receives an opinion of counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the [Trust Fund] as a REMIC or cause any tax to be imposed on the REMIC, and provided further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of each such Certificate or reduce the percentage for each Class the holders of which are required to consent to any such amendment without the consent of the holders of 100% of each Class of Certificates affected thereby.

     Notwithstanding any contrary provision of the Pooling and Servicing Agreement, the Trustee is not permitted to consent to any amendment to the Pooling and Servicing Agreement unless it has first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Representative, any Depositor, any issuer of a Letter of Credit, the Insurer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                                  THE TRUSTEE

                              , a                          organized under the
laws of                with its principal place of business in the State of
               will be named Trustee pursuant to the Pooling and Servicing
Agreement.                will serve initially as the Custodian of the Trustee's
Mortgage Files.

     Pursuant to the Pooling and Servicing Agreement, the Trustee is required at all times to be a banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at
least $50,000,000, whose long-term deposits, if any, are rated at least "     "
by S&P and      by Moody's, or such lower rating as may be approved in writing by the Insurer and S&P, subject to supervision or examination by federal or state authority and reasonably acceptable to the Insurer. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Trustee shall give notice of such ineligibility to the Insurer and any Account Party and shall resign, upon the request of the Insurer or the Majority in Aggregate Voting Interest, in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Servicer, the Insurer, each Account Party and to all Certificateholders in the manner set forth in the Pooling and Servicing Agreement. Upon receiving notice of resignation, the Servicer, with the consent of the Insurer, is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. The Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Certificateholders. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Majority in Aggregate Voting Interest or, if the Trustee fails to perform in accordance with the terms of the Pooling and Servicing Agreement, the Insurer, may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such person or persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.

                        THE SECURITIES INSURANCE POLICY
                                AND THE INSURER

     The information set forth in this section and in the financial statements of the Insurer set forth in Appendix A hereto have been provided by
                         . No representation is made by the Representative, any
Depositor, any Originator or any of their affiliates as to the accuracy or completeness of any such information.

                              (the "Insurer") will issue its Securities Guaranty
Surety Bond for the Class A Certificates (the "Securities Insurance Policy"). The Securities Insurance Policy unconditionally guarantees the payment of principal and scheduled interest on the Class A Certificates. The Insurer will make each required Insured Payment to the Trustee on the later of (i) the Payment Date on which such Insured Payment is distributable to the Class A Certificateholders pursuant to the Pooling and Servicing Agreement and (ii) the business day next following the day on which the Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Trustee, specifying that an Insured Payment is due in accordance with the terms of the Securities Insurance Policy.

     The Insurer's obligation under the Securities Insurance Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Class A Certificateholders, whether or not such funds are properly distributed by the Trustee.

     For purposes of the Securities Insurance Policy, "Class A
Certificateholder" as to a particular Certificate, does not and may not include the Trust, the Servicer, any Subservicer, the Representative, any Depositor or any Originator.

     The Securities Insurance Policy does not guarantee to the Class A Certificateholders any specified rate of prepayments of principal of the Mortgage Loans or any specified return.

     [The Insurer has the right to terminate the Trust if the Internal Revenue Service or a court of competent jurisdiction has rendered a final determination that the Trust Fund will no longer qualify as a REMIC pursuant to 860D of the Code. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans".]

     The Securities Insurance Policy is non-cancelable.

     The Insurer, a                stock insurance company, is a monoline
financial guaranty insurance company. The Insurer is authorized to write
insurance in   states and                and is subject to regulation by the
State of             .

                  [INSERT APPROPRIATE DESCRIPTION OF INSURER]

     As of             , 199 and December 31, 199 , the Insurer had written
directly or assumed through reinsurance guarantees of approximately $
billion and $     billion par value of securities, respectively, for which it
had collected gross premiums of approximately $          and $     billion,
respectively. As of             , 199 , the Insurer had reinsured approximately
     % of the risks it has written, primarily through quota share reinsurance treaties, but also through facultative arrangements.

     [The Insurer are subject to regulation by each state in which the Insurer is licensed to write insurance. These regulations vary from state to state, but generally require insurance holding companies and their insurance subsidiaries to register and file certain reports, including information concerning their capital structure, ownership and financial condition and require prior approval by the insurance department of their states of domicile, of changes in control, of certain dividends and other intercorporate transfer of assets and of transactions between insurance companies, their parents and other affiliates.
The             Insurer is required to file quarterly and annual statutory financial statements and is subject to statutory restrictions concerning the types and quality of investments, the use of policy forms, premium rates and the size of risk that it may insure, subject to reinsurance. Additionally, the
Insurer is subject to           audits by the State of             .]

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Insurer as of
December 31, 199 , December 31, 199 and             , 199 , respectively, on the
basis of generally accepted accounting principles. No material change in the
capitalization of the Insurer has occurred since             , 199 .

                                                        DECEMBER 31,     DECEMBER 31,          ,
                                                            199              199              199
                                                        ------------     ------------     ------------
                                                                        (IN MILLIONS)
Unearned Premiums.....................................    $                $                $
Other Liabilities*....................................
Stockholder's Equity Common Stock.....................
  Additional Paid-in Capital..........................
  Unrealized gains on trading securities..............
  Foreign currency translation adjustment.............
  Retained Earnings...................................
                                                           -------          -------          -------
Total Stockholder's Equity............................
Total Liabilities plus Stockholder's Equity...........    $                $                $
                                                           =======          =======          =======

---------------
* Including any short-term liabilities

     For further financial information concerning the Insurer, see the audited financial statements of the Insurer included as Appendix A of this Prospectus Supplement.

     Copies of the Insurer's quarterly and annual statutory statements filed by
the Insurer with the                     are available upon request to
                    ,                     ,                     ,
                    , Attention:                     . The Insurer's telephone
number is (   )          .

     The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Insurer and the Securities Insurance Policy set forth under the heading "The Securities Insurance Policy and the Insurer" and in Appendix A of this Prospectus Supplement.

                        FEDERAL INCOME TAX CONSEQUENCES
                  [INSERT APPROPRIATE TAX DISCUSSION, IF ANY]

                         CERTAIN STATE TAX CONSEQUENCES
                  [INSERT APPROPRIATE TAX DISCUSSION, IF ANY]

                              ERISA CONSIDERATIONS
                            [INSERT IF APPROPRIATE]

                                LEGAL INVESTMENT

     [Although] upon their initial issuance the Class A Certificates will be
rated      by Moody's and "     " by S&P and Fitch, the Class A Certificates
[will not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages]. Investors should consult their own legal advisers in determining whether and to what extent the Class A Certificates constitute legal investments for such investors.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Class A Certificates will be received, directly or indirectly, by the Depositors. [In the aggregate, the Originators have transferred the Mortgage Loans to the Depositors in return for such proceeds.]

                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Depositors and the Underwriters named below, the Depositors have agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase from the Depositors, the respective principal amounts of the Class A Certificates set forth opposite their names below.

                                                                                      CLASS A
                                   UNDERWRITERS                                     CERTIFICATES
----------------------------------------------------------------------------------  ------------
                ..................................................................   $
          Totals..................................................................   $

     Under the terms of the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class A Certificates offered hereby if any of the Class A Certificates are purchased.

     The Underwriters have advised the Representative and the Depositors that they propose to offer the Class A Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. The Underwriters may effect such transactions by selling Class A Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of Class A Certificates for whom they act as agents. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement, together with a Representations Letter from the Originators and the Depositors to the Underwriters, provide that the Originators and the Depositors will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                    EXPERTS

     The financial statements of                          at December 31, 199
and 199 and for each of the three years in the period ended December 31, 199 ,
attached hereto as Appendix A, have been audited by                          ,
independent auditors, as set forth in their report thereon and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                    RATINGS

     The Class A Certificates will be rated at their initial issuance    by
Moody's and "   " by S&P and Fitch.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Class A Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                 LEGAL MATTERS

     In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Class A Certificates will be passed upon for the
Depositors and EquiCredit Corporation of America by                          and
for the Underwriters by                          . Certain federal income tax
matters will be passed upon for the Originators and the Depositors by
                         .

------------------------------------------------------------
------------------------------------------------------------

  NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE REPRESENTATIVE, ANY DEPOSITOR, ANY ORIGINATOR OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                            ------------------------

                               TABLE OF CONTENTS

                                                        PAGE
                                                        -----
PROSPECTUS SUPPLEMENT
Summary of Terms.......................................   S-4
Risk Factors...........................................  S-14
Description of The Mortgage Pool.......................  S-15
Certain Yield and Prepayment Considerations............  S-20
The Originators and the Servicer -- Origination,
  Foreclosure and Delinquency Experience...............  S-22
Description of the Certificates........................  S-25
The Trustee............................................  S-32
The Securities Insurance Policy and the Insurer........  S-33
[Federal Income Tax Consequences]......................  S-36
[Certain State Tax Consequences].......................  S-36
[ERISA Considerations].................................  S-36
Legal Investment.......................................  S-36
Use of Proceeds........................................  S-36
Underwriting...........................................  S-37
Experts................................................  S-37
Ratings................................................  S-37
Legal Matters..........................................  S-37
Appendix A.............................................   A-1
[Appendix B]...........................................  [B-1]
PROSPECTUS
Available Information..................................     3
Reports to Holder......................................     3
Summary of Prospectus..................................     4
Risk Factors...........................................    13
Description of the Mortgage Pools......................    19
Certain Yield and Prepayment Considerations............    22
The Trusts.............................................    23
The Depositors, the Servicers, the Representatives and
  the Originators......................................    24
Description of the Offered Securities..................    36
Certain Legal Aspects of the Mortgage Loans............    56
Certain Federal Income Tax Consequences................    61
Certain State Tax Consequences.........................    77
ERISA Considerations...................................    77
Legal Investment.......................................    78
Use of Proceeds........................................    78
Plan of Distribution...................................    78
Ratings................................................    79
Legal Matters..........................................    79

                            ------------------------

  UNTIL             , 199 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS
IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
                               EQUICREDIT FUNDING
                                   TRUST 199

                            EQUICREDIT FUNDING ASSET
                              BACKED CERTIFICATES,
                                   SERIES 199

                               $
                             CLASS A CERTIFICATES,
                              % PASS-THROUGH RATE

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                             EQUICREDIT CORPORATION
                                   OF AMERICA
                                    SERVICER

                             PROSPECTUS SUPPLEMENT

------------------------------------------------------------
------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SUBJECT TO COMPLETION DATED JANUARY 29, 1997

PROSPECTUS SUPPLEMENT            VERSION 3-MULTI-CLASS REMIC-SENIOR/SUBORDINATED
TO PROSPECTUS DATED             .

                                       $
                       EQCC HOME EQUITY LOAN TRUST 199 -
          EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 199
         $              CLASS A-1 CERTIFICATES,    % PASS-THROUGH RATE
         $              CLASS A-2 CERTIFICATES,    % PASS-THROUGH RATE
         $              CLASS A-3 CERTIFICATES,    % PASS-THROUGH RATE
         $              CLASS B-1 CERTIFICATES,    % PASS-THROUGH RATE

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                       EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

The EQCC Home Equity Loan Asset Backed Certificates, Series 199 - (the "Certificates"), will consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates")and the Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates" and, with the Class A Certificates, the "Certificates"). Only the Class A Certificates and the Class B-1 Certificates (collectively, the "Offered Securities") are offered hereby. The Certificates represent fractional undivided interests in a trust fund to be designated as EQCC Home Equity Loan Trust 199 - (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings (each, a "Mortgaged Property") to be deposited into the Trust by the Depositors and originated by EquiCredit Corporation of America ("EquiCredit" the "Representative" or an "Originator") or by EquiCredit Corporation/Ala. & Miss.,

                                                   (continues on following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET
FORTH IN "RISK FACTORS" COMMENCING ON PAGE S[   ] HEREIN AND COMMENCING ON PAGE
[   ] IN THE PROSPECTUS.

                         (the "Underwriters") have agreed to purchase from the
Depositors the Class A Certificates at      % of the principal amount thereof
and the Class B-1 Certificates at    % of the principal amount thereof
($          aggregate proceeds to the Depositors, before deducting expenses
payable by the Depositors estimated at $          ), plus accrued interest in
each case from                          ,      , subject to the terms and
conditions set forth in the Underwriting Agreement referred to herein under "Underwriting".

The Underwriters propose to offer the Class A and Class B-1 Certificates from time to time for sale in negotiated transactions or otherwise, at prices to be determined at the time of such sale. For further information with respect to the plan of distribution, and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting".

The Class A and Class B-1 Certificates are offered by the Underwriters, when, as and if issued and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Class A and Class B-1 Certificates will be delivered in [book-entry form, on or about
            ,      , through the facilities of The Depository Trust Company
("DTC")].

            , 199

(continuation of cover page)

EquiCredit Corporation of California, EquiCredit Corporation of In., EquiCredit Corporation of Pa. or EquiCredit Corporation of SC (each, an "Originator") for the benefit of the holders of the Certificates (the "Certificateholders"), (ii) all monies received on the Mortgage Loans on and after the Cut-off Date (as defined herein) (other than the Representative's Yield, as described herein, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), and (ii) certain other property. The Mortgage Loans will be serviced by EquiCredit (in its capacity as servicer, the "Servicer"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Servicer, the Representative, the Depositors and
                         , as trustee (the "Trustee").

In the aggregate, the Class A Certificates evidence an approximately   %
undivided interest in the Trust Fund. In the aggregate, the Class B Certificates
evidence an approximately   % undivided interest in the Trust Fund. The rights
of holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates to the extent described herein. See "Description of the Certificates -- Distributions" herein and "Description of the
Securities -- Description of Credit Enhancement -- Subordination" in the Prospectus. Distributions on the Certificates will be made, to the extent funds are available therefor, on the day of each month, or, if such day is not a
business day, then on the next business day, commencing on             , 199
(each, a "Payment Date").

There is currently no secondary market for the Offered Securities. The Underwriters intend to make a secondary market in the Offered Securities, but are not obligated to do so. There can be no assurance that a secondary market for the Offered Securities will develop or, if one does develop, that it will continue. None of the Offered Securities will be listed on any securities exchange.

It is a condition to the issuance of the Certificates that the Class A
Certificates be rated "   " by Moody's Investors Service, Inc. ("Moody's") and
"   " by Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc.
("Fitch"), and that the Class B-1 Certificates be rated "   " by Moody's and
"   " by S&P and Fitch.

[The Class A and Class B-1 Certificates initially will be represented by certificates registered in the name of Cede & Co., the nominee of DTC. The interests of owners of the Class A and Class B-1 Certificates will be represented by book-entries on the records of DTC and participating members thereof. See "Description of the Certificates -- Registration of the Offered Securities" herein.]

As described herein, [an election] [two separate elections] will be made to treat the interests in the Trust Fund as [a] "real estate mortgage investment conduit[s]" ([each], a "REMIC") for federal income tax purposes. The Class A and Class B-1 Certificates will constitute "regular interests" in a REMIC. For a description of certain tax consequences of owning the Class A and Class B-1 Certificates, including, without limitation, original issue discount, see "Federal Income Tax Consequences" herein.

     PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED SECURITIES. NEITHER THE CLASS A CERTIFICATES NOR THE CLASS B-1 CERTIFICATES REPRESENT AN INTEREST IN OR OBLIGATION OF THE REPRESENTATIVE, THE SERVICER, EITHER DEPOSITOR, ANY ORIGINATOR OR ANY OF THEIR AFFILIATES. NONE OF THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES OR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE REPRESENTATIVE, THE SERVICER, EITHER DEPOSITOR, ANY ORIGINATOR OR ANY OF THEIR AFFILIATES.
     This Prospectus Supplement does not contain complete information about the offering of the Offered Securities. Additional information is contained in the
Prospectus dated             , 199 of which this Prospectus Supplement is a part
and which accompanies this Prospectus Supplement. Purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                SUMMARY OF TERMS

     The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

Issuer                       EQCC Home Equity Loan Trust 199 -  .

Securities Offered           $          aggregate principal amount of % EQCC
                               Home Equity Loan Asset Backed Certificates,
                               Series 199 -  , Class A-1 (the "Class A-1
                               Certificates"). The Final Scheduled Payment Date
                               of the Class A-1 Certificates is           .

                             $          aggregate principal amount of      %
                               EQCC Home Equity Loan Asset Backed Certificates, Series 199 - , Class A-2 (the "Class A-2 Certificates"). The Final Scheduled Payment Date
                               of the Class A-2 Certificates is           .

                             $          aggregate principal amount of      %
                               EQCC Home Equity Loan Asset Backed Certificates, Series 199 - , Class A-3 (the "Class A-3 Certificates" and, with the Class A-1 and Class A-2 Certificates, the "Class A Certificates"). The Final Scheduled Payment Date of the Class A-3
                               Certificates is           .

                             $          aggregate principal amount of      %
                               EQCC Home Equity Loan Asset Backed Certificates, Series 199 - , Class B-1 (the "Class B-1 Certificates" and, with the Class A Certificates, the "Offered Securities"). The Final Scheduled Payment Date of the Class B-1 Certificates is
                                         . The Class B-1 Certificates are
                               subordinated in right of payment to the Class A Certificates to the extent described herein. See "Description of the
                               Certificates -- Distributions" and
                               "-- Subordinated Certificates and Shifting
                               Interests" herein.

Depositors                   EQCC Receivables Corporation, a corporation
                               organized under the laws of the State of Delaware, and EQCC Asset Backed Corporation, a corporation organized under the laws of the State of Delaware (together, the "Depositors"). All of the outstanding common stock of each of the Depositors is owned by one or more of the Originators (defined below).

Representative and
Originators                  EquiCredit Corporation of America, a corporation
                               organized under the laws of the State of Delaware ("EquiCredit"), the "Representative" and a "Depositor"), and EquiCredit Corporation/Ala. & Miss., a corporation organized under the laws of the State of Florida, EquiCredit Corporation of California, a corporation organized under the laws of the State of California, EquiCredit Corporation of In., a corporation organized under the laws of the State of Indiana, EquiCredit Corporation of Pa., a corporation organized under the laws of the Commonwealth of Pennsylvania, and EquiCredit Corporation of SC, a corporation organized under the laws of the State of South Carolina, each of which is a wholly-owned subsidiary of the Representative (each together with the Representative, an "Originator"). See "The Depositor, the Servicer, the Representative and the Originators" in the Prospectus and "The Originators and the Servicer -- Origination, Foreclosure and Delinquency Experience" herein.

Servicer                     EquiCredit Corporation of America (in its capacity
                               as servicer, the "Servicer"). See "The
                               Depositors, the Servicer, the Representative and the Originators" herein.

Trustee                                , a           organized under the laws of
                                              and having its principal place of
                               business in the State of           (the
                               "Trustee"). See "The Trustee" herein.

Cut-off Date                           , 199 (the "Cut-off Date").

Closing Date                 The date on which the Certificates are initially
                               issued (the "Closing Date").

Payment Date                 The      calendar day of each month or, if such day
                               is not a business day, the first business day
                               following such      calendar day, commencing on
                                         , 199 (each, a "Payment Date").

Determination Date           The      business day of the month in which the
                               related Payment Date occurs (each, a
                               "Determination Date").

Record Date                  The calendar day immediately preceding each Payment
                               Date (or, if Definitive Certificates are issued,
                               the      calendar day of the month in which each
                               such Payment Date occurs) (each, a "Record
                               Date").

Description of the
Certificates; The Mortgage
  Pool                       The Class A Certificates, the Class B-1
                               Certificates and the EQCC Home Equity Loan Asset Backed Certificates, Series 199 - , Class B-2 (with the Class B-1 Certificates, the "Class B Certificates"; the Class A Certificates and the Class B Certificates, collectively, the "Certificates"), represent interests in a trust fund to be designated as EQCC Home Equity Loan Trust 199 - (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of [fixed-rate] mortgage loans originated by the Originators and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings, units in condominium developments and units in planned unit developments (each, a "Mortgaged Property"), with
                               an aggregate principal balance of $          as
                               of the Cut-off Date, after giving effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"), (ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than the Representative's Yield, as defined below, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), (iii) certain rights of the Depositors under the Transfer Agreement and (iv) certain other property. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date among the Servicer, the Depositors and the Trustee (the "Pooling and Servicing Agreement"). See "Description of the Certificates -- General" herein.

                             The Class A Certificates will [initially] represent
                               in the aggregate an approximately      %
                               undivided interest (the "Class A Percentage") in the Trust. The Class B Certificates will [initially] represent in the aggregate an
                               approximately      % undivided interest (the
                               "Class B Percentage") in the Trust. The Class B Certificates will be subordinate to the Class A Certificates, to the extent described herein. [The Class A Percentage and the Class B Percentage will vary from time to time, as described herein, to the extent that the Class A Certificateholders do not receive amounts due to them on any Payment Date, losses are realized on the Mortgage Loans or there are principal payments of or certain other unscheduled amounts of principal received with respect to the Mortgage Loans.] Only the Class A and Class B-1 Certificates are offered hereby. See "Description of the Certificates -- General" "-- Distributions" and "-- Subordinated Certificates and Shifting Interests" herein.

                             Unless otherwise specified herein, references
                               herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

                             As of the Cut-off Date, the Mortgage Pool will
                               consist of           Mortgage Loans (of which
                               approximately      % are secured by first
                               Mortgages and approximately      % are secured by
                               [second] Mortgages) having an aggregate
                               outstanding principal balance of $          , a
                               weighted average Mortgage Interest Rate (as
                               defined below) of approximately      %, minimum
                               and maximum outstanding principal balances of
                               approximately $          and $          ,
                               respectively, minimum and maximum Mortgage
                               Interest Rates of      % and      %,
                               respectively, a weighted average original term to
                               maturity of approximately      months, a weighted
                               average remaining term to maturity of
                               approximately      months, minimum and maximum
                               remaining terms to maturity of      months and
                                    months, respectively, and origination dates
                               between           and           . See
                               "Description of the Mortgage Pool -- General" herein.

Denominations                The Offered Securities of each Class will be issued
                               in minimum denominations of $          and
                               integral multiples thereof [; provided, however, that one Offered Security of each Class is issuable in a denomination equal to an amount such that the aggregate denomination of all Certificates of such Class is equal to the original principal balance of all Certificates of such Class]. Each Class A and Class B-1 Certificate will represent a percentage interest (a "Percentage Interest") in the respective Class determined by dividing the original dollar amount represented by such Certificate by the original aggregate principal balance of all Certificates of such Class.

[Registration of the
Offered Securities           Each Class of Class A and Class B-1 Certificates
                               will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Class A and Class B-1 Certificates will be issued in definitive form only under the limited circumstances described herein and in the Prospectus. All references herein to "hold-ers" or "Certificateholders" shall reflect the rights of owners of the Class A and Class B-1 Certificates (the "Certificate Owners") as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Description of the
                               Certificates -- Registration of the Offered
                               Securities" herein, "Risk Factors" and
                               "Description of the Offered
                               Securities -- Registration and Transfer of the Book-Entry Securities" in the Prospectus.]

Distributions
       A. General            As more fully described herein, distributions will
                               be made on the Certificates on each Payment Date to the extent monies are available therefor, if and to the extent such Certificates are then entitled to such distributions, as described herein. Any distributions on the Class A and Class B-1 Certificates will be made on each Payment Date to Certificateholders of record on the related Record Date in an amount equal to the product of such Certificateholder's Percentage Interest and the amount available for distribution on such Payment Date to the Certificateholders of the related Class in accordance with the priorities described in "Description of the
                               Certificates -- Distributions" herein.

                             On any Payment Date, the amount available for
                               distribution to Certificateholders generally will be the Available Payment Amount. The term "Available Payment Amount" generally means with respect to any Payment Date, the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during the related Due Period, net of the related Servicing Fee (defined below) paid to the Servicer and reimbursements for incurred unpaid Servicing Fees and certain expenses paid by the Servicer, plus
                               (b) the amount of any Advances less (c) the amount of any Excess Spread.

     B. Interest
Distributions                Interest on the Class A and Class B-1 Certificates
                               will accrue from the      th calendar day of each
                               month (whether or not a Business Day) to, but
                               excluding, the      th calendar day of the next
                               succeeding month (whether or not a Business Day) (each, an "Accrual Period"). Interest shall accrue on each Class A and Class B-1 Certificate at the respective Pass-Through Rate specified on the cover page hereof and shall be distributed, to the extent monies are available therefor, on each Payment Date. Interest with respect to the Class A and Class B-1 Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Class of Class A Certificates and each Payment Date, interest accrued during the related Accrual Period at the applicable Pass-Through Rate on the Class A Principal Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the
                               case of the initial Accrual Period,           ,
                               is referred to herein as the "Interest Remittance Amount" for such Class and, in the aggregate for all Class A Certificates, the "Class A Interest Remittance Amount". Interest accrued during each Accrual Period at the Class B-1 Pass-Through Rate on the Class B-1 Principal Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the initial Accrual Period,
                                         , is referred to herein as the "Class
                               B-1 Interest Remittance Amount" for the related

                               Payment Date. See "Description of the
                               Certificates -- Distributions" herein and
                               "Description of the Securities -- Distributions" in the Prospectus.

     C. Principal
        Distributions        Holders of the Class A and Class B-1 Certificates
                               will be entitled to receive on each Payment Date, to the extent available (but not more than the Class A Principal Balance or Class B-1 Principal Balance, then outstanding), a distribution allocable to principal which will generally equal the sum of (a)(i) the Class A Percentage or Class B-1 Percentage, respectively, of the principal portion of all scheduled payments ("Monthly Payments") received on the Mortgage Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Due Period"), (ii) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during the related Due Period payment that are not Principal Prepayments (each, a "Curtailment"), (iii) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the obligation to purchase or substitute Mortgage Loans contained in the Transfer Agreement) in connection with the repurchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Pooling and Servicing Agreement, and (v) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (i) through (iv) above (the sum of 100% of (i), (ii), (iii), (iv) and (v) above, the "Basic Principal Amount"), and (b) the sum of (i) the amount, if any, by which (A) the amount required to be distributed to Class A Certificateholders or Class B-1 Certificateholders as of the preceding Payment Date exceeded (B) the amount of the actual distribution to

                               Class A Certificateholders, or Class B-1
                               Certificateholders, respectively on such preceding Payment Date, (the "Class A Carry-Forward Amount" and, together with the applicable percentage of the Basic Principal Amount, the "Class A Principal Remittance Amount" or the "Class B-1 Carry-Forward Amount" and, with the Class B-1 Percentage of the Basic Principal Amount, the "Class B-1 Principal Remittance Amount", as the case may be). Principal will be distributed to the Class A Certificates [in order of their Final Scheduled Payment Dates and pro rata among the Class A Certificates of each Class]. The Final Scheduled Payment Date of each Class of Class A Certificates and of the Class B-1 Certificates has been calculated as described herein. The actual final payment to each Class is likely to occur prior to its Final Scheduled Payment Date although, in the event of defaults in payment of the Mortgage Loans, it could occur later or earlier. See "Description of the Certificates" herein.

                             On each Payment Date, the lesser of (i) the Class A
                               Principal Balance then outstanding and (ii) the Class A Principal Remittance Amount (which, together with the Class A Interest Remittance Amount, constitutes the "Class A Remittance Amount" for such Payment Date) is payable to the Class A Certificateholders. [As of any Payment Date, the "Class A Principal Balance" will equal the Original Class A Principal Balance, less all amounts previously distributed on account of principal to holders of the Class A Certificates. Subject to the subordination and shifting interest provisions described herein, on each Payment Date, the lesser of (i) the Class B-1 Principal Balance then outstanding and (ii) the Class B-1 Principal Remittance Amount (which, together with the Class B-1 Interest Remittance Amount, constitutes the "Class B-1 Remittance Amount" for such Payment Date) is payable to the Class B-1 Certificateholders as of any Payment Date, the "Class B-1 Principal Balance" will equal the Original Class B-1 Principal Balance, less all amounts previously distributed on account of principal to holders of the Class B-1 Certificates.

Subordinated Certificates    The right of the Class B Certificateholders to
                               receive distributions with respect to the Mortgage Loans will be subordinated to the right of the Class A Certificateholders, to the extent described below. This subordination is intended to enhance the likelihood of regular receipt by the Class A Certificateholders of the Class A Remittance Amounts and to protect the Class A Certificateholders against losses.

                             On each Payment Date, payments to the Class A
                               Certificateholders will be made prior to payments to the Class B Certificateholders. On any Payment Date on which the Class A Percentage is less than 100%, if the Class A Certificateholders receive less than the amount due to them on such date, the interest of the Class A Certificateholders in the Trust Fund will vary so as to preserve the entitlement of the Class A Certificateholders to unpaid principal of the Mortgage Loans and interest thereon. [If a Principal Prepayment, Curtailment or certain other unscheduled amounts of principal are received on a Mortgage Loan, the Class A Certificateholders will be paid an amount equal to the Class A Prepayment Percentage (defined herein) of the amount received. This will have the effect of accelerating receipt of principal by the Class A Certificateholders, thus reducing their proportionate interest in the Trust Fund and increasing the relative interest in the Trust Fund evidenced by the Class B Certificates. Increasing the interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates.] [Summarize applicable limits on subordination.]

                             The Class B Certificateholders will not be required
                               to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full distribution to Class A Certificateholders of the amount required to be distributed to such Certificateholders.

                             The subordination of the Class B Certificates is
                               intended to enhance the likelihood of timely payment to Class A Certificateholders of the Class A Remittance Amount; however, if the Class A Percentage increases to 100%, all future losses or delinquencies will be borne by the Class A Certificates and shortfalls could result.

Advances from the Principal
and Interest Account         The Servicer is required to withdraw from the
                               Principal and Interest Account amounts on deposit therein and held for future distribution to make advances (each, an "Advance") on each Payment Date in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee). The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise. See "Description of the Certificates -- Advances from the Principal and Interest Account" herein and "Description of the Offered
                               Securities -- Advances from the Principal and Interest Account; Servicing Advances" in the Prospectus.

Servicing Fee                The Servicer will be entitled to a fee of      %
                               per annum of the outstanding principal balance of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly from the interest portion of monthly payments on such Mortgage Loan, Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the Pooling and Servicing Agreement.

Representative's Yield       The Representative will be entitled to receive an
                               amount (the "Representative's Yield") equal to the sum of (A) all prepayment penalties and premiums collected by the Servicer with respect to any Mortgage Loan and (B) any sum or other finance charge payable by the Mortgagor on a prepaid Rule of 78s Mortgage Loan (as defined herein) that is in excess of (i) the Curtailment or Principal Prepayment (as the case may be) on the related Mortgage Loan, together with accrued and unpaid interest thereon at the Mortgage Interest Rate, plus (ii) servicing compensation exclusive of Servicing Fees. The Representative's Yield is retained and freely transferable by the Representative and does not constitute a portion of the Trust Fund.

Ratings                      It is a condition to the issuance of the
                               Certificates that the Class A Certificates be
                               rated "     " by Moody's and "     " by S&P and
                               Fitch Investors Service, Inc. ("Fitch" and each of Fitch, Moody's and

                               S&P, a "Rating Agency") and that the Class B-1
                               Certificates be rated "     " by S&P and Fitch. A
                               security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Class A Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A or Class B-1 Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the Class A or Class B-1 Certificates may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Risk
                               Factors -- Liquidity" and "Ratings" herein.

Optional Termination by the
  Servicer                   The Servicer may, at its option, terminate the
                               Pooling and Servicing Agreement on any date on which the Pool Principal Balance is less than
                                    % of the Original Pool Principal Balance by
                               purchasing from the Trust, on the next succeeding Payment Date [(but in no event earlier than the
                               Payment Date occurring in                )] all
                               of the Mortgage Loans and all Mortgaged
                               Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") then remaining in the Trust Fund at a price (the "Termination Price") equal to (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, and (y) interest on such amount computed at a rate equal to the weighted average Mortgage Interest Rate minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. In connection with such purchase, the Servicer is required to pay any unpaid fees and expenses of the Trustee. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans" herein and in the Prospectus.

[Certain Legal Aspects of
the Mortgage Loans           Approximately      % of the Mortgage Loans are
                               secured by [second] Mortgages which are
                               subordinate to a mortgage lien on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "First Lien"). A primary risk with respect to [second] Mortgages is that foreclosure funds received in connection therewith will not be sufficient to satisfy fully both the First Lien and the second Mortgage. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein.]

REMIC Election and Tax
Status                       [An election will be made to treat the assets of
                               the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes (the "Subsidiary REMIC"), and a separate election will be made to treat the pool of assets represented by the regular interests in the Subsidiary REMIC as a REMIC (the "Master REMIC").]

                             The Class A and Class B-1 Certificates will be
                               [regular interests] in the [Master REMIC]. As regular interests in a REMIC, the Class A and Class B-1 Certificates generally will be treated as debt instruments issued by the REMIC. Certain Classes of Certificates may be treated as having been issued with original issue discount. As a result, holders of such Certificates may be required to include amounts in income with respect to such Certificates in advance of the receipt of cash attributable to that income. The prepayment assumption that will be used in computing the amount of original issue discount includible
                               periodically will be      % CPR, as described
                               herein. See "Certain Yield and Prepayment
                               Considerations" herein and in the Prospectus. No representation is made that either prepayments on the Mortgage Loans or payments on any Class of Certificates will occur at that rate or any other rate. Based on final regulations relating to the treatment of original issue discount, the Internal Revenue Service could assert that all of the interest payments on the Certificates should be treated as original issue discount regardless of their issue price. If such an assertion were successful, any otherwise de minimis discount would be treated as original issue discount. See "Certain Federal Income Tax Consequences for REMIC Certificates -- Original Issue Discount" in the Prospectus.

                             The Class A and Class B-1 Certificates will be
                               treated as (i) qualifying real property loans within the meaning of Section 593(d)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) assets described in Section 7701(a)(19)(C) of the Code and (iii) "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, in each case to the extent describe herein. See "Certain Federal Income Tax Consequences" [herein and] in the Prospectus.

                             [insert any additional or substitute language, as
                               appropriate]

ERISA Considerations         A fiduciary or other person contemplating
                               purchasing the Class A Certificates on behalf of or with "plan assets" of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a non-exempt prohibited transaction under ERISA or Section 4975 the Code and the application of the fiduciary responsibility provisions of ERISA. [The Class B-1 Certificates may not be purchased by Plans subject to ERISA.] [The U.S. Department of Labor has issued an individual exemption,
                               Prohibited Transaction Exemption [          ] to
                                         (the "Exemption"). The Exemption
                               generally exempts from the application of certain of the prohibited transaction provisions of ERISA and the excise taxes and penalties imposed on such prohibited transactions by Section 4975(a) and (b) of the Code transactions relating to the purchase, sale and holding of pass-through certificates such as the [Class A] Certificates and the servicing and operation of asset pools such as the Mortgage Pool, provided that certain conditions are satisfied.] See "ERISA Considerations" [herein and] in the Prospectus.

                             [insert any additional or substitute language, as
                               appropriate]

Legal Investment             Although upon their initial issuance the Class A
                               Certificates will be rated      by Moody's and
                               "     " by S&P and Fitch, the Class A
                               Certificates will [not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages.] [The Class B-1 Certificates will not constitute "mortgage related securities" under SMMEA.] Investors should consult their own legal advisers in determining whether and to what extent any Class of Certificates constitute legal investments for such investors. See "Legal Investment" herein.

Use of Proceeds              Substantially all of the net proceeds to be
                               received from the sale of the Offered Securities will be received by the Depositors. [The Originators have, in the aggregate, transferred the Mortgage Loans to the Depositors in return for such proceeds.]

                                  RISK FACTORS
     Investors should consider, among other things, the matters discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Offered Securities:
RISKS OF THE MORTGAGE LOANS [insert any appropriate considerations with respect to Mortgage Loans.]
     Geographic Concentration. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In particular,
approximately      %,      %,      % and      % of the Mortgage Loans in the
Mortgage Pool are secured by Mortgaged Properties located in
                    ,                     ,                     and
                    , respectively. There has been a contraction of economic activity and a deterioration of the real estate market in many states and uncertainty exists with respect to the economy and the real estate market in Florida, California and other regions of the United States. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans in the Mortgage Pool.
     Nature of Security.  Approximately      % of the Mortgage Loans in the
Mortgage Pool, by aggregate principal balance as of the Cut-off Date, are secured by second Mortgages, and the related First Liens are not included in the Mortgage Pool. Although little data is available, the rate of default of second mortgage loans may be greater than that of mortgage loans secured by First Liens on comparable properties. See "Risk Factors -- Risks of the Mortgage
Loans -- Nature of Security" in the Prospectus.
     Risk of Early Defaults.  Approximately      % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date were originated within months prior to the Cut-off Date. The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date is
approximately      months. Although little data is available, defaults on
mortgage loans are generally expected to occur with greater frequency in their early years.
     Balloon Mortgage Loans.  Approximately      % of the Mortgage Loans by
aggregate principal balance as of the Cut-off Date provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pool" and "Risk Factors -- Risks of the Mortgage Loans -- Balloon Loans" in the Prospectus. SUBORDINATION OF CLASS B-1 CERTIFICATES
     [Appropriate special considerations regarding the Class B-1 Certificates to be inserted.]
YIELD AND PREPAYMENT CONSIDERATIONS
     The yield to maturity of the Class A Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans in the Mortgage Pool including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL
GENERAL
     The Mortgage Pool consists of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after giving effect to payments
received prior to such date, of $          (the "Original Pool Principal
Balance"). This subsection describes generally certain characteristics of the Mortgage Loans in the Mortgage Pool. Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the approximate percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding balances of the Mortgage Loans as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date. The Mortgage Pool consists of fixed-rate Mortgage Loans
with remaining terms to maturity of not more than      months (including both
fully amortizing Mortgage Loans and Balloon Loans). Approximately      % of the
Mortgage Loans were originated and underwritten by the Representative or by a
wholly-owned subsidiary of the Representative and approximately      % of the
Mortgage Loans were purchased and re-underwritten by the Representative or by a wholly-owned subsidiary of the Representative. The Mortgage Loans have the characteristics set forth below as of the Cut-off Date. Percentages expressed herein based on principal balances and number of Mortgage Loans have been rounded, and in the tables set forth herein the sum of the percentages may not equal the respective totals due to such rounding.
     All of the Mortgage Loans were originated prior to             , 199 and
have a scheduled maturity date no later than                . No Mortgage Loan
has a remaining term to maturity as of the Cut-off Date of less than months. The weighted average original term to maturity of the Mortgage Loans in
the Mortgage Pool as of the Cut-off Date is approximately      months. The
weighted average remaining term to maturity of the Mortgage Loans as of the
Cut-off Date is approximately      months.
     The weighted average Mortgage Interest Rate of the Mortgage Loans as of the
Cut-off Date is approximately      % per annum. All of the Mortgage Loans have
Mortgage Interest Rates as of the Cut-off Date of at least      % per annum but
not more than      % per annum. The average principal balance outstanding of the
Mortgage Loans as of the Cut-off Date was $          and the principal balances
of the Mortgage Loans as of the Cut-off Date ranged from $          to
$          . The original principal balances of the Mortgage Loans ranged from
$          to $          .
     Approximately      % of the Mortgage Loans are secured by a second Mortgage
on the related Mortgaged Property that is junior to a First Lien and
approximately      % are secured by a first Mortgage on the related Mortgage
Property. The First Liens related to the Mortgage Loans secured by second Mortgages are not included in the Mortgage Pool.
     Approximately     % Mortgage Loan had a Combined Loan-to-Value Ratio at
origination (defined below) in excess of      %. The weighted average Combined
Loan-to-Value Ratio of the Mortgage Loans as of the Cut-off Date is
approximately      %. No Mortgage Loan had a Home Equity Loan Ratio (defined
below) at origination in excess of      %. The weighted average Home Equity Loan
Ratio of the Mortgage Loans as of the Cut-off Date is approximately      %.
     At least      % of the Mortgage Loans are secured by fee simple interests in detached single-family dwelling units, including units in de minimis planned unit developments, with the remaining Mortgage Loans secured by fee simple interests in attached or detached two- to four-family dwelling units, units in planned unit developments and condominiums on more than one parcel of real
property; provided, however, that approximately      % of the Mortgage Loans are
secured by a leasehold interest in a one- to four-family residential dwelling situated on property located in the State of Maryland; and further provided that
approximately      % of the Mortgage Loans are secured by real property improved with a single-family residence constituting a permanently affixed manufactured
housing unit. With respect to at least      % of the Mortgage Loans, the
Mortgagor represented at the time of the origination of the Mortgage Loan that the related Mortgaged Property would be occupied by the Mortgagor as a primary or secondary residence (an "Owner Occupied Mortgaged Property").

     No more than approximately      % of the Mortgage Loans are secured by
Mortgaged Properties located in any one zip code area in the State of
California, and no more than approximately      % of the Mortgage Loans are
secured by Mortgaged Properties located in any one zip code area outside the
State of California. Approximately      %,      %,      % and      % of the
Mortgage Loans are secured by Mortgaged Properties located in             ,
            , and             , respectively. Except as indicated in the
preceding sentence, no more than      % of the Mortgage Loans are secured by
Mortgaged Properties located in any one state.
     Approximately      % of the Mortgage Loans are Balloon Loans. Approximately
     %,      % and      % of the Mortgage Loans are Balloon Loans based on
          a year amortization schedule and a single payment of the remaining
loan balance approximately             ,             and      years after
origination, respectively.
     Approximately      % of the Mortgage Loans are Bankruptcy Mortgage Loans.
Of the Mortgage Loans,      % in principal amount are Bankruptcy Mortgage Loans
which are days or more contractually delinquent. Of the Mortgage Loans other
than Bankruptcy Mortgage Loans, representing      % in aggregate principal
amount of all Mortgage Loans,      % in principal amount are contractually
delinquent 30-59 days and      % in principal amount are contractually
delinquent 60-89 days.
     The following table sets forth the number and outstanding principal balance as of the Cut-off Date of, and the percentage of the Mortgage Pool represented by Mortgage Loans in the Mortgage Pool having outstanding principal balances as of the Cut-off Date in the ranges described therein:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                 RANGE OF                    CUT-OFF DATE        DATE        NUMBER OF        POOL BY
               CUT-OFF DATE                   PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             PRINCIPAL BALANCE                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
$          ................................    $                      %                              %
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
$          ................................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the geographic distribution of the Mortgaged Properties in the Mortgage Pool by state or territory as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
                                              PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
            STATE OR TERRITORY                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
          .................................    $                      %                              %

                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Combined Loan-to-Value Ratios of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                 RANGE OF                    CUT-OFF DATE        DATE        NUMBER OF        POOL BY
              COMBINED LOAN-                  PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
              TO-VALUE RATIO                   BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     %
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Home Equity Loan Ratios of Mortgage Loans in the Mortgage Pool:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
               RANGE OF HOME                  PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             EQUITY LOAN RATIO                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................    $                      %                              %
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the Mortgage Interest Rates borne by the Mortgage Notes relating to the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
             RANGE OF MORTGAGE                PRINCIPAL        MORTGAGE      MORTGAGE        NUMBER OF
               INTEREST RATE                   BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
     % to      %...........................    $                      %                              %
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
     % to      %...........................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the number of remaining months to stated maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
            RANGE OF REMAINING               CUT-OFF DATE        DATE        NUMBER OF        POOL BY
             MONTHS TO STATED                 PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
                 MATURITY                      BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
          to           ....................    $                      %                              %
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
                                               --------       --------        -------          ------
          Total                                $                      %                              %
                                               ========       ========        =======          ======

     The following table sets forth the number of months since origination of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date:

                                                              PERCENT OF
                                                               MORTGAGE
                                                               POOL BY                       PERCENT OF
                                                               CUT-OFF                        MORTGAGE
                                             CUT-OFF DATE        DATE        NUMBER OF        POOL BY
              RANGE OF MONTHS                 PRINCIPAL       PRINCIPAL      MORTGAGE        NUMBER OF
             SINCE ORIGINATION                 BALANCE         BALANCE         LOANS       MORTGAGE LOANS
-------------------------------------------  ------------     ----------     ---------     --------------
          to           ....................    $                      %                              %
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
          to          .....................
                                               --------       --------        -------          ------
          Total............................    $                      %                              %
                                               ========       ========        =======          ======

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS
     The rate of principal payments on the Certificates, the aggregate amount of each interest payment on the Certificates and the yield to maturity of the Certificates are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the related Class of Certificateholders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans in the Mortgage Pool.
     In addition, the Servicer may, at its option, purchase from the Trust all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Class A Certificates, on any Payment Date [(but in no event
earlier than the Payment Date occurring                )] following the first
date on which the Pool Principal Balance (as defined herein) is less than      %
of the Original Pool Principal Balance. See "Description of the
Certificates -- Termination; Purchase of Mortgage Loans" herein.
     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.
     Greater than anticipated prepayments of principal will increase the yield on Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans in the Mortgage Pool and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.
     The yield to maturity on the Class B-1 Certificates will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof) because the entire amount of losses [(to the extent of the Subordinated Amount)] will be allocated to the Class B Certificates until the principal balance thereof has been reduced to zero. After the Principal Balance of the Class B Certificates [or the Subordinated Amount] has been reduced to zero, the yield to maturity of the Class A Certificates then outstanding will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof). [In addition, because principal distributions are paid to certain Classes of Class A Certificates before other Classes, holders of Classes having a later priority of payment bear greater risk of loss than holder of Classes having earlier priorities for distributions of principal.
     [As described herein, amounts otherwise distributable to holders of the Class B Certificates may be made available to protect the holders of Class A Certificates against interruptions in distributions due to certain Mortgagor delinquencies to the extent not covered by Advances. Such delinquencies may affect the yield to investors in the Class B Certificates and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class B Certificates.]
     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of the Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans in the Mortgage Pool, including final payments made upon the maturity of Balloon Loans.
     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement [("CPR")] represents [an assumed annualized constant rate of prepayment relative to the then outstanding principal balance of a pool of mortgage loans]. The tables set forth below are based on the assumption that the Mortgage Loans prepay at the indicated percentage of [CPR]. Neither [CPR] nor any other prepayment model purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Pool.
     The tables set forth below have been prepared on the basis of the characteristics of the Mortgage Loans that are expected to be included in the Trust Fund and the respective expected initial principal balances of the Certificates. For purposes of preparation of the tables, it has been assumed
that (i) the Certificates are purchased on                , (ii) payments on the
Certificates are made on the   day of each month, commencing             , 199 ,
[(iii) the initial Class A Percentage is approximately      %], (iv) prepayments
are received on the Mortgage Loans at the specified percentage of CPR, (v) all payments of principal of and interest on each of the Mortgage Loans in the Mortgage Pool are timely received, (vi) none of the Mortgage Loans in the
Mortgage Pool is repurchased from the Trust and (               ) [other
assumptions].
     Any discrepancy between the characteristics of the Mortgage Loans actually included in the Trust and the characteristics of the Mortgage Loans expected to be so included may affect the percentages of the original outstanding principal balance set forth in the tables and the weighted average lives of the Certificates. In addition, to the extent that the Mortgage Loans included in the Trust Fund have characteristics that differ from those assumed in preparing the following tables, the outstanding principal balance of any Certificate will be reduced to zero earlier or later than that indicated by the table.
     Variations in actual prepayment experience and the principal balances of the Mortgage Loans that prepay may increase or decrease the percentages of the original principal balances outstanding and the weighted average lives shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals the indicated levels of [CPR]. There is no assurance that prepayment of the Mortgage Loans will conform to any level of [CPR].
     Based on the foregoing assumptions, the following tables indicate the weighted average life of each Class of Class A and Class B-1 Certificates and sets forth the percentages of the original principal balance outstanding of each Class of Class A and Class B-1 Certificates that would be outstanding after each of the dates shown at various percentages of [CPR].

                                                    CLASS A-1            CLASS A-2            CLASS A-3            CLASS B-1
                 PAYMENT DATE                   ------------------   ------------------   ------------------   ------------------
                      IN                         %      %      %      %      %      %      %      %      %      %      %      %
----------------------------------------------  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----

Weighted average life in years(1).............

---------------
(1) The weighted average lives of the Certificates as shown above are determined by (i) multiplying the amount of principal payments by the number of years from the date of issuance of the Certificates to the related Payment Date,
    (ii) summing the results and (iii) dividing the sum by the sum of the amounts in clause (i) above.

          THE ORIGINATORS AND THE SERVICER -- ORIGINATION, FORECLOSURE
                           AND DELINQUENCY EXPERIENCE

GENERAL

     For a general discussion of the Depositors, the Servicer and the Originators, see "The Depositors, the Servicer, the Representative and the Originators" in the Prospectus.

     In the discussion that follows, references to the "Company" include EquiCredit Corporation, EquiCredit Corporation of America ("EquiCredit") and its other subsidiaries (including the other Originators) and EquiCredit's predecessor in interest, EquiCredit-Florida.

     As of December 31, 199 , the Company had a total of    employees;
employees at its Jacksonville, Florida, headquarters and an additional
employees in      branch offices located nationwide. As of December 31, 199 ,
the total stockholders' equity of the Company was $          . Copies of the
audited financial statements of the Company for the fiscal years ended December 31, 199 , 199 and 199 , prepared on the basis of generally accepted accounting principles, may be obtained upon request from Jerry McCoy, Senior Vice President and Chief Accounting Officer, EquiCredit Corporation of America, 10401 Deerwood Park Boulevard, Jacksonville, Florida 32256 or by telephoning (904) 987-2604.

LOAN ORIGINATION HISTORY

     At December   , 199 , the Company conducted loan origination and/or
wholesale operations in a number of states, including Alabama, California, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kentucky, Maryland, Michigan, Minnesota, New York, New Jersey, North Carolina, Ohio, Oregon, Pennsylvania, South Carolina, Tennessee, Virginia, Washington and Wisconsin.

     The dollar amounts of first and second lien mortgage loans originated and purchased by the Company during the years ended December 31, 199 , 199 and 199
were $          , $          and $          , respectively. The Company
originated and purchased Mortgage loans totalling $          during the
          months ended             , 199 .

UNDERWRITING PROGRAMS

     The following table sets forth the distribution of the Mortgage Loans in the Mortgage Pool among the Underwriting Programs as of the Cut-off Date:

                                                                   PERCENT OF                    PERCENT OF
                                                                    MORTGAGE                      MORTGAGE
                                                                    POOL BY                       POOL BY
                                                                  CUT-OFF DATE     NUMBER OF     NUMBER OF
                                              CUT-OFF DATE         PRINCIPAL       MORTGAGE       MORTGAGE
UNDERWRITING PROGRAM                        PRINCIPAL BALANCE       BALANCE          LOANS         LOANS
------------------------------------------  -----------------     ------------     ---------     ----------
Class A...................................     $                           %                             %
Class B...................................
Class C...................................
Class D...................................
                                            -----------------        ------        ---------     ----------
          Total...........................     $                           %                             %
                                              ============        =========        ========       =======

     See the "Depositors, the Servicer, the Representative and the Originators -- Specific Underwriting Criteria; Underwriting Programs" in the Prospectus for a discussion of each of the underwriting programs.

SERVICING PORTFOLIO

     At             and December 31, 199 , the Company serviced a total
portfolio of           and           mortgage loans, respectively, having
aggregate unpaid principal balances of $          and

$          , respectively, for itself and an investor group consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA"). The foregoing figures include loans that were not originated or acquired and re-underwritten by the Company but are serviced (principally for FNMA) on a contractual basis.

DELINQUENCY AND LOSS EXPERIENCE

     The following table sets forth the Company's delinquency and charge-off experience at the dates indicated on mortgage loans included in its servicing portfolio, including loans in foreclosure proceedings, but excluding loans serviced by the Company that were not originated or acquired and re-underwritten by the Company (such portfolio, excluding such loans, the "Primary Servicing Portfolio").

                                                                                            AT OR
                                                                                        FOR THE MONTHS
                                                                                            ENDED
                                                                                              ,
                                     AT OR FOR THE YEAR ENDED DECEMBER 31,                   199
                            -------------------------------------------------------     --------------
                            -------     -------     -------     -------     -------
                                                      (DOLLARS IN THOUSANDS)
Portfolio Unpaid
  Principal
     Balance(1).........    $           $           $           $           $
Average Portfolio
  Unpaid Principal
     Balance(1).........    $           $           $           $           $
Period of
  Delinquency(2):
  30-59 Days............           %
  60-89 Days............           %           %           %           %           %               %
  90 Days or More.......           %           %           %           %           %               %
Total Delinquencies.....           %           %           %           %           %               %
Total Credit
  Losses(3).............    $           $           $           $           $
Total Credit Losses as a
  Percent of Average
  Unpaid Principal
  Balance...............           %           %           %           %           %       $    (4)

---------------
(1) Portfolio Unpaid Principal Balance is the net amount of principal to be paid on each mortgage loan, excluding unearned finance charges and other charges, and excludes the principal balance of each mortgage loan as to which the related mortgaged property has been previously acquired through foreclosure.

(2) Delinquency percentages are calculated as the dollar amount of mortgage loan principal delinquent as a percent of the Portfolio Unpaid Principal Balance. Delinquency percentages include the principal balance of all mortgage loans in foreclosure proceedings. Generally, all Mortgage Loans in foreclosure proceedings are 90 days or more delinquent. Delinquency percentages do not include the principal balance of mortgage loans which are real estate owned.

(3) Total Credit Losses includes (a) charge-offs of principal, net of subsequent recoveries, relating to mortgage loans written off as uncollectible or charge-offs relating to properties securing any mortgage loans which have been foreclosed upon and for which, in the opinion of management, liquidation proceeds would not exceed estimated expenses of liquidation plus the unpaid principal balance, (b) expenses associated with maintaining, repairing, and selling foreclosed properties and real estate owned, and (c) losses (gains) on the disposition of foreclosed properties and real estate owned.

     (4) Annualized.

     The delinquency percentages set forth in the preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Primary Servicing Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Primary Servicing Portfolio during the periods indicated. However, because the amount of loans included in the Primary Servicing Portfolio has increased rapidly over these periods as a result of new originations, the Primary Servicing Portfolio as of the end of any indicated period includes many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses. In the absence of such substantial and continual additions of newly originated loans to the Primary Servicing Portfolio, the delinquency and charge-offs percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

     In addition, over the last several years, there has been a general deterioration of the real estate market and weakening of the economy in all regions of the country. The general deterioration of the real estate market has been reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. The general weakening of the economy has been reflected in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy continue to decline, the Company may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

OUTSTANDING REAL ESTATE OWNED

     At             , 199 and December 3 , 199 , approximately and properties, respectively, acquired through foreclosure were owned by the Company for its own account or on behalf of owners of other mortgage loans included in the Company's
Primary Servicing Portfolio. Such properties, at             31, 199 and
December 31, 199 , were valued at $          and $          , respectively.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the Offered Securities and the underlying documents. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates and the Pooling and Servicing Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The EQCC Home Equity Loan Asset Backed Certificates, Series 199 - , will consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") and the Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates" and, with the Class A Certificates, the "Certificates"). In the aggregate, the Class A Certificates evidence an
approximately      % undivided interest in the Trust Fund. In the aggregate, the
Class B Certificates evidence an approximately      % undivided interest in the
Trust Fund. Only the Class A Certificates and Class B-1 Certificates are offered hereby.

     The Certificates represent interests in the Trust Fund created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund consists primarily of (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property,
(iii) amounts on deposit in the Collection Account (as defined herein), Principal and Interest Account (as defined herein), Insurance Account, Spread Account (including all earnings thereon and proceeds thereof) or Letter of Credit Fee Account, including all investments of amounts on therein, (iv) certain rights of the Depositors under the Transfer Agreement, (v) the Securities Insurance Policy, and (vi) certain other property; provided, however, that the Trust Fund does not include the Representative's Yield or amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date.

     Each Class A Certificate will be issued in minimum denominations of
$          and integral multiples thereof. Each Class B-1 Certificate will be
issued in minimum denominations of $          and integral multiples thereof.
Each Class A and Class B-1 Certificate will represent a percentage interest (a "Percentage Interest") in the Certificates of the applicable Class determined by dividing the original dollar amount represented by such Certificate by the original aggregate principal amount of all Certificates of such Class.

     [Each Class of Class A Certificates and the Class B-1 Certificates (the "Book-Entry Certificates") will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, Participants and Indirect Participants. Certificates representing the Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein. All references to "holders" or "Certificateholders" shall reflect the rights of owners of the Book-Entry Certificates, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "-- Registration of Certificates" herein and "Description of the Securities -- Registration of Securities" in the Prospectus.]

     On each Payment Date, the Trustee will pay to each person in whose name a Certificate is registered on the related Record Date [(which in the case of Book-Entry Certificates initially will be only Cede, as nominee of DTC)], the portion of the aggregate payment to be made to Certificateholders of the applicable Class of Certificates, to which such holder is entitled, if any, based on the Percentage Interest of the Certificates of such Class held by such holder. Distributions will be made by wire transfer of immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor if such holder owns of record Certificates of such Class in
denominations aggregating in excess of $          and shall have provided
complete wiring instructions to the Trustee at least five business days prior to the Record Date, and otherwise by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

     The Final Scheduled Payment Dates of the Class A Certificates will be as follows:
          Class A-1:
        Class A-2:
        Class A-3:
        Class B-1:

     The Final Scheduled Payment Date of each Class is   months after the
Payment Date on which the principal balance of such Class is expected to be reduced to zero assuming that, among other things, [describe assumptions]. The rate of payment of principal of the Class A and Class B-1 Certificates will depend on the rate of payments of principal (including prepayments) and any repurchases of the Mortgage Loans. [Since the Final Scheduled Payment Dates have been determined on the assumption, among others, that there are no prepayments on the Mortgage Loans, the actual final distribution date of each Class is likely to occur prior to its Final Scheduled Payment Date although, in the event of defaults in payment of the Mortgage Loans, it could occur later or earlier.]

     The Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Offered Securities -- Servicing Standards" and "-- Use of Subservicers" in the Prospectus for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITORS AND THE ORIGINATORS

     Each Originator will make the representations, among others, as to each Mortgage Loan conveyed by any Originator to the Depositors as of the Closing Date described under "Description of the Offered Securities -- Representations and Warranties of the Originators and the Depositors" in the Prospectus and will also represent that:

          1. No more than   % of the Mortgage Loans are secured by Mortgaged
     Properties improved by permanently affixed manufactured housing units.

          2. Approximately   % of the Mortgage Loans are Balloon Loans. All of
     the Balloon Loans provide for monthly payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon
     payment no earlier than      months following the date of origination and
     no later than at the end of the      year following the date of originator;

          3. As of the Cut-off Date, no more than   % of the Mortgage Loans in
     the Mortgage Pool were 30 or more days contractually delinquent. No more
     than   % of the Mortgage Loans in the Mortgage Pool were 60 or more days contractually delinquent;

          4. No more than   % of the Mortgage Loans in the Mortgage Pool are
     secured by Mortgaged Properties located within any single zip code area;
     and

          5. Mortgage Loans representing at least   % of the Mortgage Loan
     Principal Balance are secured by an Owner Occupied Mortgaged Property.

DISTRIBUTIONS

     Interest will accrue on the Class A and Class B-1 Certificates from [the calendar day of each month (whether or not a Business Day) to, but
excluding, the      calendar day of the next succeeding month (whether or not a
Business Day)] (each, an "Accrual Period"). Interest shall accrue on each Class A and Class B-1 Certificate at the applicable Pass-Through Rate specified on the cover page hereof, calculated on the basis of a 360-day year consisting of twelve 30-day months, and shall be distributed, to the extent monies are available therefor, on each Payment Date. With respect to each Payment Date, interest accrued on each Class of Class A Certificates during the related Accrual Period at the applicable Pass-Through Rate on the Class Principal Balance (defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the
case of the initial Accrual Period,             , is referred to herein as the
"Interest Remittance Amount" for such Class and, in the aggregate for all Class A Certificates, as the "Class A Interest Remittance Amount". Interest accrued during each Accrual Period at the Class B-1 Pass-Through Rate on the Class B-1 Principal Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such
Payment Date) or, in the case of the initial Accrual Period,             , is
referred to herein as the "Class B-1 Interest Remittance Amount" for the related Payment Date.

     Holders of the Class A and Class B-1 Certificates will be entitled to receive on each Payment Date, to the extent monies are available therefor (but not more than the Class A Principal Balance or Class B-1 Principal Balance then outstanding), a distribution allocable to principal which will generally equal the sum of (i) the Class A Percentage or Class B-1 Percentage, respectively, of all scheduled payments ("Monthly Payments") of principal received on the Mortgage Loans during [the calendar month preceding the calendar month in which such Payment Date occurs] (each, a "Due Period"), (ii) the [Class A [Prepayment] Percentage or Class B-1 Percentage, respectively,] of each other component of the Basic Principal Amount (defined below) and (iii) the amount, if any, by which (a) the amount required to be distributed to Class A Certificateholders as of the preceding Payment Date exceeded (b) the amount actually distributed to the Class A Certificateholders or Class B-1 Certificateholders, respectively on such date (such excess, the "Class A Carry-Forward Amount" and, with the applicable percentage of the Basic Principal Amount, the "Class A Principal Remittance Amount" or the "Class B-1 Carry-Forward Amount" and, with the Class B-1 Percentage of the Basic Principal Amount, the "Class B-1 Principal Remittance Amount", as the cases may be). [Except during such time as the Class A Percentage equals 100%,] [P]rincipal will be distributed to the Class A Certificates [in order of their Final Scheduled Payment Dates and pro rata among the Class A Certificates of each Class]. [If the Class A Percentage increases to 100%, distributions allocable to principal will be made pro rata among the remaining Class A Certificates in accordance with their respective outstanding principal balances and not in accordance with the priorities set forth above.]

     The Trustee is required to establish a trust account (the "Collection Account") for the remittance of payments on the Mortgage Loans to the Certificateholders. The Collection Account is required to be maintained as an Eligible Account.

     The amount available to make the payments described above will generally equal the Available Payment Amount for the related Due Period. The "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during the related Due Period, net of the Servicing Fee paid to the Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Servicer, plus (b) the amount of any Advances less (c) the amount of any Excess Spread.

     The "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment [received][due] during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period, (iv)(a) that portion of the purchase price of any repurchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)).

     The "Class A Principal Balance" means the Original Class A Principal Balance reduced by the sum of all amounts previously distributed to Class A Certificateholders in respect of principal on all previous Payment Dates. The
"Original Class A Principal Balance" is $          .

     The "Class B-1 Principal Balance" means the Original Class B-1 Principal Balance reduced by the sum of all amounts previously distributed to Class B-1 Certificateholders in respect of principal on all previous Payment Dates. The
"Original Class B-1 Principal Balance" is $          .

     The "Class A Prepayment Percentage" means, generally, subject to certain conditions set forth in the Pooling and Servicing Agreement, as of any Payment
Date up to and including the Payment Date in             , [100%]; as of any
Payment Date in the [first] year thereafter, the Class A Percentage plus    % of
the Class B Percentage for such Payment Date; as of any Payment Date in the
[second] year thereafter, the Class A Percentage plus    % of the Class B
Percentage for such Payment Date; as of any Payment Date in the [third] year
thereafter, the Class A Percentage plus    % of the Class B Percentage for such
Payment Date; and as of any Payment Date thereafter, the Class A Percentage; provided that, if the Class A Percentage as of any such Payment Date is greater than the initial Class A Percentage, the Class A Prepayment Percentage shall be 100%.]

SUBORDINATED CERTIFICATES AND SHIFTING INTERESTS

     The right of the Class B Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the right of the Class A Certificateholders, to the extent described below. This subordination is intended to enhance the likelihood of regular receipt by the Class A Certificateholders of the Class A Remittance Amounts and to protect the Class A Certificateholders against losses.

     On each Payment Date, payments to the Class A Certificateholders will be made prior to payments to the Class B Certificateholders. On any Payment Date on which the Class A Percentage is less than 100%, if the Class A Certificateholders receive less than the amount due to them on such date, the interest of the Class A Certificateholders in the Trust Fund will vary so as to preserve the entitlement of the Class A Certificateholders to unpaid principal of the Mortgage Loans and interest thereon. [If a Principal Prepayment, Curtailment or certain other unscheduled amounts of principal are received on a Mortgage Loan, the Class A Certificateholders will be paid an amount equal to the Class A Prepayment Percentage (defined herein) of the amount received. This will have the effect of accelerating receipt of principal by the Class A Certificateholders, thus reducing their proportionate interest in the Trust Fund and increasing the relative interest in the Trust Fund evidenced by the Class B Certificates. Increasing the interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates.]

[Describe any applicable limits on subordination.]

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the Certificates based upon the assumption that the Certificates will be issued in 199 .

                             Cut-off Date. The Original Pool Principal Balance will be the aggregate principal balances of the Mortgage Loans on the Cut-off Date after application of all payments received prior to the Cut-off Date.

                             Due Period. The Servicer and any subservicers remit for deposit into the Principal and Interest Account all amounts received on account of the Mortgage Loans (other than interest accrued prior to the Cut-off Date).

                             Determination Date. The Trustee determines, based on information provided by the Servicer, the amount of principal and interest that will be distributed
                             to Certificateholders on                , 199 .

                             The Servicer transfers funds in the Principal and Interest Account to the Collection Account including any Advances.

Not later than 10:00 a.m.
on
                        ... The Trustee will notify the Servicer, the Insurer and each Account Party (as defined herein) of the amount of the Insured Payment, if any, required to be distributed to the Class A and Class
                             B-1 Certificateholders on             , 199 .

                             First Record Date.  Distributions on             ,
                             199 will be made to Certificateholders of record at
                             the close of business on             , 199 .

                             Payment Date. The Trustee or its designee will distribute to Certificateholders the amounts required to be distributed pursuant to the Pooling and Servicing Agreement.

ADVANCES FROM THE PRINCIPAL AND INTEREST ACCOUNT

     Not later than the close of business on the third business day prior to each Payment Date, the Servicer shall withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution and remit to the Trustee for deposit in the Collection Account an amount (the "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and, after the later to occur of (x) the Cross-Over Date, and (y) the date on which there are no outstanding LC Obligations, the Excess Spread) accrued during the related Due Period, but uncollected as of the close of business on the last day of the related Due Period. The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the
Servicer is entitled to a fee of      % per annum of the principal balance of
each Mortgage Loan (the "Servicing Fee") calculated and payable monthly from the interest portion of monthly payments on the Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the Mortgage Loans. In addition to the Servicing Fee, the Servicer is entitled under the Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Collection Account and not constituting any part of the Representative's Yield, and interest paid on funds on deposit in the Principal and Interest Account, earnings paid on Permitted Instruments (other than earnings on amounts invested from the Spread Account), certain amounts representing excess funds released from the Insurance Account and the Letter of Credit Fee Account and similar items.

TERMINATION; PURCHASE OF MORTGAGE LOANS

     The Pooling and Servicing Agreement will terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Advances of such payment or collection by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the Trustee or (b) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event will the Trust established by the Pooling and Servicing Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Pooling and Servicing Agreement, alive as of the date of the Pooling and Servicing Agreement.

     Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the Pool
Principal Balance is less than      % of the Original Pool Principal Balance by
purchasing, on the next succeeding Payment Date [(but in no event before the
Payment Date occurring in             ], all of the outstanding Mortgage Loans
and REO Properties then remaining in the Trust Fund at a price equal to

(i) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties and 30 days' accrued interest thereon at a rate equal to the weighted average Mortgage Interest Rate, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto (the "Termination Price"). In connection with such purchase, the Servicer is required to pay any unpaid fees and expenses of the Trustee.

AMENDMENT

     The Pooling and Servicing Agreement may be amended from time to time by the Servicer and the Trustee by written agreement, without notice to, or consent of, the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement, provided that such action does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of such party.

     The Pooling and Servicing Agreement also may be amended from time to time by the Representative, the Depositors, the Servicer and the Trustee, the Majority in Aggregate Voting Interest and the holders of the majority of the Percentage Interest in the Class B Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment is permitted unless the Trustee receives an opinion of counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund as a REMIC or cause any tax to be imposed on the REMIC, and provided further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of each such Certificate or reduce the percentage for each Class the holders of which are required to consent to any such amendment without the consent of the holders of 100% of each Class of Certificates affected thereby.

     Notwithstanding any contrary provision of the Pooling and Servicing Agreement, the Trustee is not permitted to consent to any amendment to the Pooling and Servicing Agreement unless it has first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Servicer, the Representative, any Depositor, or the Trustee in accordance with such amendment will not result in the imposition of a tax on the [Trust Fund] or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                                  THE TRUSTEE

                         , a                     organized under the laws of
with its principal place of business in the State of           will be named
Trustee pursuant to the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Trustee is required at all times to be a banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, whose long-term deposits, if any, are rated at least "BBB" by S&P and Baa2 by Moody's, or such lower rating as may be approved in writing by Moody's and S&P, subject to supervision or examination by federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Trustee shall give notice of such ineligibility to the Servicer and shall resign, upon the request of the Majority in Aggregate Voting Interest, in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Servicer and to all Certificateholders in the manner set forth in the Pooling and Servicing Agreement. Upon receiving notice of resignation, the Servicer is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. The Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Certificateholders. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Majority in Aggregate Voting Interest may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such person or persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.

                        FEDERAL INCOME TAX CONSEQUENCES

                  [INSERT APPROPRIATE TAX DISCUSSION, IF ANY]

                         CERTAIN STATE TAX CONSEQUENCES

                  [INSERT APPROPRIATE TAX DISCUSSION, IF ANY]

                              ERISA CONSIDERATIONS

                            [INSERT IF APPROPRIATE]

                                LEGAL INVESTMENT

     [Although] upon their initial issuance the Class A Certificates will be
rated      by Moody's and "     " by S&P and Fitch, the Class A Certificates
[will not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages]. [The Class B-1 Certificates will not constitute "mortgage related securities" under SMMEA.] Investors should consult their own legal advisers in determining whether and to what extent any Class of Certificates constitute legal investments for such investors.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Class A Certificates will be received, directly or indirectly, by the Depositors. [In the aggregate, the Originators have transferred the Mortgage Loans to the Depositors in return for such proceeds.]

                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Depositors and the Underwriters named below, the Depositors have agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase from the Depositors, the respective principal amounts of Certificates set forth opposite their names below.

                                                   CLASS A         CLASS A-2        CLASS A-3        CLASS B-1
UNDERWRITERS                                     CERTIFICATES     CERTIFICATES     CERTIFICATES     CERTIFICATES
-----------------------------------------------  ------------     ------------     ------------     ------------
                                                   $
          Totals...............................    $

     Under the terms of the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class A and Class B-1 Certificates offered hereby if any of such Certificates are purchased.

     The Underwriters have advised the Representative and the Depositors that they propose to offer the Class A and Class B-1 Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. The Underwriters may effect such transactions by selling Class A and Class B-1 Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of Class A and Class B-1 Certificates for whom they act as agents. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A and Class B-1 Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A and Class B-1 Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement, together with a Representations Letter from the Originators and the Depositors to the Underwriters, provide that the Originators and the Depositors will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                    RATINGS

     The Class A Certificates will be rated at their initial issuance      by
Moody's and "   " by S&P and Fitch. The Class B-1 Certificates will be rated at
their initial issuance "   " by Moody's and "   " by S&P and Fitch.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates or Class B-1 Certificates upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                 LEGAL MATTERS

     In addition to the legal opinions referred to in the Prospectus, certain legal matters relating to the Certificates will be passed upon for EquiCredit
Corporation of America by             ; and for the Underwriters by
            . Certain federal income tax matters will be passed upon for the
Originators and the Depositors by             .

------------------------------------------------------------
------------------------------------------------------------

  NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE REPRESENTATIVE, ANY DEPOSITOR, ANY ORIGINATOR OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                            ------------------------

                               TABLE OF CONTENTS

                                                        PAGE
                                                        -----
PROSPECTUS SUPPLEMENT
Summary of Terms.......................................   S-4
Risk Factors...........................................  S-14
Description of The Mortgage Pool.......................  S-15
Certain Yield and Prepayment Considerations............  S-21
The Originators and the Servicer -- Origination,
  Foreclosure and Delinquency Experience...............  S-23
Description of the Certificates........................  S-26
The Trustee............................................  S-32
[Federal Income Tax Consequences]......................  S-33
[Certain State Tax Consequences].......................  S-33
[ERISA Considerations].................................  S-33
Legal Investment.......................................  S-33
Use of Proceeds........................................  S-33
Underwriting...........................................  S-34
Experts................................................  S-34
Ratings................................................  S-34
Legal Matters..........................................  S-34
Appendix A.............................................   A-1
[Appendix B]...........................................  [B-1]
PROSPECTUS
Available Information..................................     3
Reports to Holder......................................     3
Summary of Prospectus..................................     4
Risk Factors...........................................    13
Description of the Mortgage Pools......................    19
Certain Yield and Prepayment Considerations............    22
The Trusts.............................................    23
The Depositors, the Servicers, the Representatives and
  the Originators......................................    24
Description of the Offered Securities..................    36
Certain Legal Aspects of the Mortgage Loans............    56
Certain Federal Income Tax Consequences................    61
Certain State Tax Consequences.........................    77
ERISA Considerations...................................    77
Legal Investment.......................................    78
Use of Proceeds........................................    78
Plan of Distribution...................................    78
Ratings................................................    79
Legal Matters..........................................    79

                            ------------------------

  UNTIL             , 199 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS
IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
                             EQUICREDIT HOME EQUITY
                                 LOAN TRUST 199
                          EQUICREDIT HOME EQUITY LOAN
                           ASSET BACKED CERTIFICATES,
                                   SERIES 199
                                $
                            CLASS A-1 CERTIFICATES,
                                % PASS-THROUGH RATE

                                $
                            CLASS A-2 CERTIFICATES,
                                % PASS-THROUGH RATE

                                $
                            CLASS A-3 CERTIFICATES,
                                % PASS-THROUGH RATE

                                $
                            CLASS B-1 CERTIFICATES,
                                % PASS-THROUGH RATE

                          EQCC RECEIVABLES CORPORATION

                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                             EQUICREDIT CORPORATION
                                   OF AMERICA
                                    SERVICER

                             PROSPECTUS SUPPLEMENT

------------------------------------------------------------
------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED JANUARY 29, 1997

                                   PROSPECTUS

                          EQCC RECEIVABLES CORPORATION
                         EQCC ASSET BACKED CORPORATION
                                   DEPOSITORS

                       EQUICREDIT CORPORATION OF AMERICA
                                    SERVICER

                 EQCC HOME EQUITY LOAN ASSET BACKED SECURITIES
                   EQUICREDIT FUNDING ASSET BACKED SECURITIES
                              (ISSUABLE IN SERIES)
                               ------------------

     The EQCC Home Equity Loan Asset Backed Securities and EquiCredit Funding Asset Backed Securities (collectively, the "Securities") offered hereby may be sold from time to time in series (each, a "Series") as described in the related Prospectus Supplement. Each Series of Securities will be issued by a separate trust (each, a "Trust").

     The assets of each Trust will consist primarily of (i) a pool (a "Mortgage Pool") of mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or junior lien on one- to four-family dwellings, units in planned unit developments, units in condominium developments, units in cooperatives or manufactured housing units (each, a "Mortgaged Property") to be transferred to such Trust by the Depositors and originated or purchased and re-underwritten by EquiCredit Corporation of America (formerly known as Old Stone Credit Corporation) ("EquiCredit", or the "Representative") or by EquiCredit Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa. or EquiCredit Corporation of SC (each, an "Originator"), (ii) all monies received on the Mortgage Loans on and after the related Cut-off Date (as defined herein) (unless otherwise specified in the related Prospectus Supplement, other than the Representative's Yield, as described herein, and amounts received on and after the related Cut-off Date (defined herein) in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), and (iii) certain other property. The Mortgage Loans will be serviced by EquiCredit (in its capacity as servicer, the "Servicer"). The Mortgage Loans and other assets of each Trust as described herein and in the related Prospectus Supplement will be held for the benefit of the holders of the related Series of Securities.
                                                   (continues on following page)

     NONE OF THE SECURITIES OF ANY SERIES WILL REPRESENT AN INTEREST IN OR OBLIGATION OF THE REPRESENTATIVE, THE DEPOSITORS, ANY ORIGINATOR OR ANY OF THEIR AFFILIATES. NONE OF THE SECURITIES OF ANY SERIES OR THE UNDERLYING MORTGAGE LOANS WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE REPRESENTATIVE, EITHER DEPOSITOR OR ANY OF THEIR AFFILIATES.
                               ------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                               ------------------

     Prospective investors should consider the factors set forth under "Risk Factors" herein and in the related Prospectus Supplement.

     Prospective investors should refer to the "Index of Principal Definitions" herein for the location of the definitions of capitalized terms that appear in this Prospectus.

             The date of this Prospectus is                , 199  .

(continuation of cover page)

     Each Series of Securities may be issuable in one or more classes (each, a "Class"). The Securities of any Class may represent beneficial ownership interests in the Mortgage Loans held by the related Trust or may represent debt secured by such Mortgage Loans, as described herein and in the related Prospectus Supplement. A Series may include one or more Classes of Securities entitled to principal distributions and disproportionate, nominal or no interest distributions, or to interest distributions and disproportionate, nominal or no principal distributions. The rights of one or more Classes of Securities of a Series may be senior or subordinate to the rights of one or more of the other Classes of Securities. A Series may include two or more Classes of Securities which differ as to the timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both.

     If specified in the related Prospectus Supplement, one or more Classes of Securities of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other form of credit enhancement. If specified in the related Prospectus Supplement, the Mortgage Loans underlying a Series of Securities may be insured under one or more of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy or similar credit enhancement. In addition to or in lieu of any or all of the foregoing, credit enhancement with respect to one or more Classes of Securities of a Series may be provided through subordination. See "Description of Credit Enhancement".

     The yield on each Class of Securities of a Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Loans in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. A Trust may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

     Offers of the Securities of a Series may be made through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" herein and "Underwriting" in the related Prospectus Supplement. There will have been no secondary market for the Securities of any Series prior to the offering thereof. There can be no assurance that a secondary market for any Class of Securities of any Series will develop or, if one does develop, that it will continue. None of the Securities will be listed on any securities exchange.

     If so specified in the related Prospectus Supplement, one or more elections may be made to treat the related Trust or a designated portion of the assets of the related Trust as a "real estate mortgage investment conduit" for federal income tax purposes. For a description of certain tax consequences of owning the Securities, including, without limitation, original issue discount, see "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                             AVAILABLE INFORMATION

     The Depositors have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement and the exhibits thereto may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, 3rd Floor, New York, New York 10007. Copies of such material may also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, regarding the Depositors may be viewed. The Internet address of such World Wide Web site is http://www.sec.gov.

                               REPORTS TO HOLDERS

     Periodic reports concerning the assets of each Trust are required to be forwarded to holders of the Securities of the related Series. See "Description of the Securities -- Reports to Holders" herein. Any reports forwarded to holders will not contain financial information that has been examined and reported upon by, with an opinion expressed by, an independent public or certified public accountant.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All reports and other documents filed by the Depositors pursuant to Section 13(a), Section 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Securities offered hereby shall be deemed to be incorporated by reference in this Prospectus and to be part hereof. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositors will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any of or all the documents incorporated herein by reference (other than exhibits to such documents). Requests for such copies should be directed to Jerry McCoy, Senior Vice President and Chief Accounting Officer, EQCC Receivables Corporation and EQCC Asset Backed Corporation, 10401 Deerwood Park Blvd., Jacksonville, Florida 32256, (904) 987-5106.

                             SUMMARY OF PROSPECTUS

     The following Summary of Prospectus is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Securities contained in the related Prospectus Supplement. Capitalized terms used but not defined in this Summary of Prospectus shall have the meanings ascribed to such terms elsewhere in this Prospectus. The Index of Principal Definitions included in this Prospectus sets forth the pages on which the definitions of certain principal terms appear.

DEPOSITORS.................  EQCC Receivables Corporation, a corporation organized under the laws of the State of Delaware, and EQCC Asset Backed Corporation, a corporation organized under the laws of the State of Delaware (together, the "Depositors"). All of the outstanding common stock of each of the Depositors is owned by one or more of the Originators (defined below). See "The Depositors, the Servicer, the Representative and the Originators" herein.

ISSUER.....................  With respect to each Series of Securities, a trust entitled "EQCC Home Equity Loan Trust" or
                             "EquiCredit Funding Trust," as specified in the related Prospectus Supplement (the "Trust" or the "Issuer"), with an additional designation to indicate the Series of Securities to which it relates. The Mortgage Loans related to an EquiCredit Funding Trust will consist primarily of loans purchased and re-underwritten by one or more of the Originators. Each Trust will be either a trust formed pursuant to a Pooling and Servicing Agreement among the Depositors, the Servicer (defined herein) and the trustee named therein (the "Trustee") or a business trust formed pursuant to a Trust Agreement between the Depositors and a Trustee (the "Owner Trustee"), as set forth in the related Prospectus Supplement.

REPRESENTATIVE AND
ORIGINATORS................  EquiCredit Corporation of America (formerly known as Old Stone Credit Corporation), a corporation organized under the laws of the State of Delaware ("EquiCredit", the "Representative" and an "Originator"), and EquiCredit Corporation of Ala./Miss., a corporation organized under the laws of the State of Florida, California/EquiCredit Corporation, a corporation organized under the laws of the State of California, EquiCredit Corporation of In., a corporation organized under the laws of the State of Indiana, EquiCredit Corporation of Pa., a corporation organized under the laws of the Commonwealth of Pennsylvania, and EquiCredit Corporation of SC, a corporation organized under the laws of the State of South Carolina, each of which is a wholly-owned subsidiary of the Representative (each, an "Originator"). See "The Depositors, the Servicer, the Representative and the Originators" herein.

SERVICER...................  EquiCredit (in its capacity as servicer, the
                             "Servicer"). See "The Depositors, the Servicer, the Representative and the Originators" herein.

TRUSTEE....................  The entity or entities named as trustee in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, a Series of Securities including one or more Classes of Notes and one or more Classes of Certificates may include a trustee for the Notes (the "Indenture Trustee") and a trustee for the certificates (the "Owner Trustee"). Unless otherwise indicated references herein to "Trustee" shall include any Indenture Trustee.

CUT-OFF DATE...............  The date specified in the related Prospectus
                             Supplement on and after which payments due or received on the related Mortgage Loans, as specified in the related Prospectus Supplement, are transferred to the related Trust and available for payment to the holders of the related Securities (each, a "Cut-off Date").

CLOSING DATE...............  The date on which the Securities of any Series are initially issued (each, a "Closing Date") as specified in the related Prospectus Supplement.

DESCRIPTION OF
SECURITIES.................  The Securities of each Series may be issued in one or more classes (each, a "Class") and will represent either beneficial interests in or debt secured by a segregated pool (each, a "Mortgage Pool") of mortgage loans (the "Mortgage Loans") originated or purchased and re-underwritten by the Originators and transferred by the Originators to the Depositors pursuant to a Transfer Agreement (each, a "Transfer Agreement"), and by the Depositors to the related Trust, and certain other property. See "The Trust Assets".

                             A Series of Securities may include one or more Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Security may be zero or may be a notional amount as specified in the related Prospectus Supplement. A Class of Securities of a Series entitled to payments of interest may receive interest at a specified rate (a "Securities Interest Rate") which may be fixed, variable or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average interest rate on the underlying Mortgage Loans or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Securities upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the happening of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Mortgage Loans held by the related Trust. The rights of one or more Classes of Securities may be senior or subordinate to the rights of one or more of the other Classes of Securities. A Series may include two or more Classes of Securities which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

PAYMENT DATE...............  The monthly, quarterly or other periodic date specified in the related Prospectus Supplement on which payments will be made to holders of Securities. (each, a "Payment Date").

MONTHLY DEPOSIT DATE.......  If so specified in the related Prospectus
                             Supplement with respect to a Series of Securities having Payment Dates occurring less frequently than monthly, the day of each month other than a month in which a Payment Date occurs (each, a "Monthly Deposit Date") specified in the related

                             Prospectus Supplement on which certain deposits and transfers will be made.

DETERMINATION DATE.........  The day of the month in which the related Monthly
                             Deposit Date or Payment Date occurs (each, a
                             "Determination Date") specified in the related Prospectus Supplement.

RECORD DATE................  The calendar day (each, a "Record Date") specified in the related Prospectus Supplement.

INTEREST...................  Unless otherwise specified in the related
                             Prospectus Supplement, interest on each Class of Securities of a Series (other than a Class of Securities entitled to receive only principal) will accrue during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Securities Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Securities at the applicable Securities Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Payment Date, commencing on the day specified in the related Prospectus Supplement and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Securities ("Accrual Securities") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or until the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Securities will be added to the principal balance thereof on each Payment Date and will thereafter bear interest at the applicable Securities Interest Rate. Payments of interest with respect to any Class of Securities entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Securities) with respect to any Series of Securities or one or more Classes of Securities of such Series, may be reduced to the extent of interest shortfalls not covered by Advances (defined herein) or by any applicable credit enhancement.

PRINCIPAL..................  On each Payment Date, commencing with the Payment
                             Date specified in the related Prospectus
                             Supplement, principal with respect to the related Mortgage Loans during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Securities of the related Series (other than a Class of Securities of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Unless otherwise specified in the related Prospectus Supplement, such principal payments will generally include (i) the principal portion of all scheduled payments ("Monthly Payments") received on the related Mortgage Loans during the related Due Period, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and in part ("Curtailments") received during the related Due Period or such other period (each, a "Prepayment Period") specified in the related Prospectus Supplement, (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (defined herein) or a REO Property (defined herein), net of any amounts applied to the repair of the Mortgaged Property or released to the Mortgagor (defined herein) and net of reimbursable expenses (such net proceeds, "Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with any partial release of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the related Transfer Agreement, unless otherwise specified in the related Prospectus Supplement) in connection with the purchase of or substitution for a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in such Transfer Agreement and assigned to the related Trust under the related Pooling and Servicing Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan"), to the extent not included in the amounts described in clauses (i) through (iv) above (the aggregate of the amounts described in clauses
                             (i) through (v), less the amount of Special
                             Payments (defined herein), if any, paid to the holders of the Securities on any Special Payment Date (defined herein) occurring in the related Accrual Period, the "Basic Principal Amount"). Payments of principal with respect to a Series of Securities or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by advances or any applicable credit enhancement.

DENOMINATIONS..............  Each Class of Securities of a Series will be issued in the minimum denominations set forth in the related Prospectus Supplement. Each Security will represent a percentage interest (a "Percentage Interest") in the Securities of the related Class determined by dividing the original dollar amount (or Notional Principal Amount, in the case of Securities entitled to interest only and assigned a Notional Principal Amount) represented by such Security by the original aggregate principal balance (or original aggregate Notional Principal Amount, if applicable).

REGISTRATION OF THE
  SECURITIES...............  Each or any Class of Securities of a Series may be
                             issued in definitive form or may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants") ("Book-Entry Securities"). Certificates representing Book-Entry Securities will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to the Book-Entry Securities, all references herein to "holders" shall reflect the rights of owners of the Book-Entry Securities as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Risk Factors" and "Description of the
                             Securities -- Registration of the Securities" herein.

THE TRUST PROPERTY.........  Each Class of Securities of a Series will represent an interest in or debt secured by primarily (i) a segregated pool (the "Mortgage Pool") of fixed- or adjustable-rate mortgage loans originated by the Originators and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first lien or a junior lien on one- to four-family dwellings, units in condominium developments, units in planned unit developments, units in cooperatives and manufactured housing units (each, a "Mortgaged Property"), with the aggregate principal balance of the Cut-off Date specified in the related Prospectus Supplement, after giving effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"), (ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than the Representative's Yield, as defined below, and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), (iii) certain rights of the Depositors under the related Transfer Agreement, and (iv) certain other property. One or more Classes of Securities of any Series may, if so specified in the related Prospectus Supplement, have the benefit of one or more of a spread account, reserve fund, financial guaranty insurance policy, letter of credit, cash collateral account, overcollateralization, subordination or other credit enhancement as described herein under "Description of Credit Enhancement".

                             The Prospectus Supplement for each Series of
                             Securities will specify certain information with respect to the related Mortgage Pool including, without limitation, the number of Mortgage Loans in the Mortgage Pool, the Original Pool Principal Balance, the respective percentages of the Mortgage Loans which are secured by first Mortgages, second Mortgages and more junior Mortgages, the minimum and maximum outstanding principal balances of the Mortgage Loans, the weighted average of the annual rates of interest of the Mortgage Loans (each such annual rate of interest hereinafter referred to as the "Mortgage Interest Rate") and, if the Mortgage Loans bear interest at adjustable interest rates, the applicable Index (defined herein), the maximum and minimum Gross Margins (defined herein) and the weighted average Gross Margin, the minimum and maximum Mortgage Interest Rates, the weighted average original term to maturity, the weighted average remaining term to maturity, the minimum and maximum remaining terms to maturity and the range of origination dates. If so specified in the related Prospectus Supplement, such information may be approximate, based on the expected Mortgage Pool, in which case the final information, to the extent of any variances, will be contained in the Current Report on Form 8-K referred to below. See "Description of the Mortgage Pools -- General" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

                             A Current Report on Form 8-K will be available to purchasers or underwriters of the related Series of Securities and will generally be filed, together with the related primary documents, with the Securities and Exchange Commission within fifteen days after the related Closing Date.

OPTIONAL TERMINATION.......  The Servicer, the Depositors or the holders of the
                             Class of Securities specified in the related
                             Prospectus Supplement may cause the Issuer to sell all of the Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") when the Pool Principal Balance declines to the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement, the proceeds of which will be applied to retire the related Securities. See "Description of the
                             Securities -- Optional Disposition of Mortgage Loans" herein.

MANDATORY TERMINATION......  If so specified in the related Prospectus
                             Supplement, the Trustee, the Servicer or such other entities as may be specified in such Prospectus Supplement, may be required to effect early retirement of a Series of Securities by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise, under the circumstances and in the manner specified under "Description of the Securities -- Mandatory Disposition of Mortgage Loans" herein and in the related Prospectus Supplement.

SPECIAL PAYMENTS...........  One or more Classes of a Series of Securities may be subject to special redemption or distributions in part on the dates and under the circumstances described herein and in the related Prospectus Supplement.

YIELD AND PREPAYMENT
  CONSIDERATIONS...........  The yield on each Class of Securities of a Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Loans in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. The Prospectus Supplement for a Series may specify certain yield calculations, based upon an assumed rate or range of prepayment assumptions on the related Mortgage Loans, for Classes receiving disproportionate allocations of principal and interest. A higher level of principal prepayments on the related Mortgage Loans than anticipated is likely to have an adverse effect on the yield on any Class of Securities that is purchased at a premium and a lower level of principal prepayments on the related Mortgage Loans is likely to have an adverse effect on the yield on any Class of Securities that is purchased at a discount from its principal amount. It is possible under certain circumstances that holders of Securities purchased at a premium (including Securities entitled to receive interest only) could suffer a lower than anticipated yield or could fail to recoup fully their initial investment. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

TRANSFER AND SERVICING.....  Under the Transfer Agreement with respect to a
                             Series of Securities, each Depositor will acquire the related Mortgage Loans from certain of the Originators and, under the related Pooling and Servicing Agreement, each Depositor will transfer the Mortgage Loans to the related Trust. In addition, the Servicer will agree to service the Mortgage Loans.

FORWARD COMMITMENTS;
  PREFUNDING...............  If so specified in the related Prospectus
                             Supplement, a portion of the proceeds of the sale of one or more Classes of Securities of a Series may be deposited in a segregated account (a "Prefunding Account") or all or a portion of the payments on the Mortgage Loans may be set aside, to be applied to acquire additional Mortgage Loans from the Depositors at the times and meeting the requirements set forth in the related Pooling and Servicing Agreement or other agreement with the Depositors. Unless otherwise specified in the related Prospectus Supplement, monies on deposit in the Prefunding Account or otherwise set aside to fund such transfer and not applied to acquire such additional Mortgage Loans within the time set forth in the related Pooling and Servicing Agreement or other applicable agreement will be treated as a principal prepayment and applied in the manner described in the related Prospectus Supplement.

CREDIT ENHANCEMENT.........  If so specified in the related Prospectus
                             Supplement, credit enhancement may be provided by any one or a combination of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other type of credit enhancement to provide full or partial coverage for certain defaults and losses relating to the underlying Mortgage Loans. Credit support may also be provided by subordination. The amount of any credit enhancement may be limited or have exclusions from coverage and may decline over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Description of Credit Enhancement" herein.

ADVANCES FROM THE PRINCIPAL
AND INTEREST ACCOUNT.......  If so specified in the related Prospectus
                             Supplement, the Servicer will be required to withdraw from the Principal and Interest Account amounts on deposit therein and held for future distribution to make advances (each, an "Advance") in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Monthly Period (net of the Servicing Fee). The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise. See "Description of the Securities -- Advances from the Principal and Interest Account; Servicing Advances" herein.

SERVICING FEE..............  The Servicer will be entitled to receive a fee for its servicing duties in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable monthly from the interest portion of monthly payments on the related Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the related Pooling and Servicing Agreement.

REPRESENTATIVE'S YIELD.....  Unless otherwise specified in the related
                             Prospectus Supplement, the Representative will be entitled to receive an amount (the "Representative's Yield") equal to the sum of (A) all prepayment penalties and premiums collected by the Servicer with respect to any Mortgage Loan and
                             (B) any sum or other finance charge payable by the Mortgagor on a prepaid Rule of 78s Mortgage Loan (as defined herein) that is in excess of (i) the Curtailment or Principal Prepayment (as the case may be) on the related Mortgage Loan, together with accrued and unpaid interest thereon at the Mortgage Interest Rate, plus (ii) servicing compensation exclusive of Servicing Fees. The Representative's Yield will be retained and will be freely transferable by the Representative and will not constitute a portion of the assets of the related Trust.

RATINGS....................  It is a condition to the issuance of each Series of
                             Securities that each Class of the Securities of such Series be rated by one or more of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Investors Service, Inc. ("Fitch" and each of Fitch, Moody's and S&P, a "Rating Agency") in one of their four highest rating categories. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Security, and, accordingly, there can be no assurance that the ratings assigned to any Class of Securities upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. If a rating of any Class of Securities of a Series is revised or withdrawn, the liquidity of such Class of Securities may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Risk Factors -- Liquidity" and "Ratings" herein.

CERTAIN LEGAL ASPECTS OF
THE MORTGAGE LOANS.........  The Mortgage Loans relating to a Series of
                             Securities may be secured by second or more junior Mortgages which are subordinate to one or more mortgage liens on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "Senior Lien"). A primary risk with respect to a junior Mortgage is that funds received in connection with the foreclosure thereof will not be sufficient to satisfy fully both the Senior Lien and the junior Mortgage. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein.

TAX STATUS OF THE
SECURITIES.................  If an election is made to treat the Trust or one or more segregated pools of assets comprising the Trust relating to a Series of Securities as a "real estate mortgage investment conduit (a "REMIC"), the Securities will constitute "regular interests" in a REMIC or "residual interests" in a REMIC, as specified in the related Prospectus Supplement. See "Certain Federal Income Tax Consequences."

                             If an election is not made to treat the Trust as a REMIC, (i) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation and (ii) the Securities to be treated as debt (if any) will be treated as debt. The Depositors, the Representative, their affiliates and the Servicer will have agreed, and by the purchase of Securities, the holders of the Securities will agree, to treat the Trust as a partnership (the "Partnership") for purposes of federal and state income taxes, with the partners of the Partnership being the holders of the designated Classes of Securities and the Securities to be treated as debt being debt of the Partnership. See "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                             Any such Securities representing debt of the Partnership will not be treated as assets described in section 7701(a)(19)(C) of the Internal Revenue Code of 1986 (the "Code"), and probably will not be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. Income derived from such Securities treated as debt probably will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. For any holder of a Security representing a partnership interest in the "Partnership", which holder is a "real estate investment trust" within the meaning of section 856 of the Code, such Securities will be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. However, no comparable authority exists that would allow a thrift institution that is such a holder to treat such Securities as assets described in section 7701(a)(19)(C) of the Code. If any Class of such Securities were treated as indebtedness rather than an interest in a partnership, such Securities would not be treated as qualifying real property loans within the meaning of section 593(d)(1) of the Code and assets described in section 7701(a)(19)(C) of the Code and probably would not be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. In addition, in that case, income derived from such Securities probably would not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. See "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

ERISA CONSIDERATIONS.......  A fiduciary or other person investing "plan assets"
                             of any employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of any Class of Securities could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. Certain Classes of Securities may not be permitted to be acquired by any employee benefit or other plan subject to ERISA or Section 4975 of the Code, as specified in the related Prospectus Supplement. See "ERISA Considerations" herein and in the related Prospectus Supplement.

LEGAL INVESTMENT...........  Unless otherwise specified in the related
                             Prospectus Supplement, no Class of Securities will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because the related Mortgage Pool will include Mortgage Loans that are secured by second or more junior mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Securities constitute legal investments for such investors. See "Legal Investment" herein and in the related Prospectus Supplement.

USE OF PROCEEDS............  Substantially all of the net proceeds to be received from each sale of Securities will be received, directly or indirectly, by the Depositors. The Originators will, in the aggregate, contribute or otherwise transfer the related Mortgage Loans to the Depositors in return for cash, stock or other property, as specified in the related Prospectus Supplement.

                                  RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of Securities:

SECURITIES

     Limited Liquidity. There is no assurance that a secondary market for any of the Securities will develop or, if one does develop, that it will provide the holders with liquidity of investment or that it will continue for the life of such Securities. None of the Securities will be listed on any securities exchange.

     It is a condition to the issuance of the Securities that each Class of Securities be rated in one of the four highest rating categories by one or more of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch"; and each of Moody's, S&P and Fitch, a "Rating Agency"). See "Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Security and, accordingly, there can be no assurance that the ratings assigned to any Class of Securities on the date on which such Securities are initially issued will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Securities may be adversely affected.

     Issuance of any of the Securities in book-entry form may reduce the liquidity of such Securities in the secondary trading market because investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. See "Description of the Securities -- Registration of the Securities" herein.

     Difficulty in Pledging. Because transactions in Securities of a Series in book-entry form may be effected only through DTC, Participants and Indirect Participants, the ability of an Owner to pledge such a Security to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Securities, may be limited due to the lack of a physical certificate representing such Security. See "Description of the Securities -- Registration of the Securities" herein.

     Potential Delays in Receipt of Payments. Owners of Securities issued in book-entry form may experience some delay in their receipt of payments of interest and principal on the Securities because such payments will be forwarded to DTC and DTC will credit such payments to the accounts of its Participants which will thereafter credit them to the accounts of Owners either directly or indirectly through Indirect Participants. See "Description of the Securities -- Registration and Transfer of the Securities" herein.

     Limited Obligations. No Class of Securities of any Series will represent an interest in or obligation of the Depositors, the Representative, any Originator, the Servicer or any of their affiliates. The only obligations of the foregoing entities with respect to any of the Securities or the related Mortgage Loans will be the Servicer's servicing obligations under the Pooling and Servicing Agreement and the obligations of the Depositors to purchase, or substitute substantially similar mortgage loans for, or cause the Originators to purchase or substitute, any Mortgage Loans as to which there is defective documentation or a breach of certain representations and warranties in the Pooling and Servicing Agreement and Transfer Agreement, respectively. Neither the Securities nor the underlying Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositors, the Representative, any Originator, the Servicer or any of their affiliates.

     ERISA Considerations. An investment in a Class of Securities of any Series by Plans may give rise to a prohibited transaction under ERISA section 406 and be subject to tax under Code section 4975 unless a statutory or administrative exemption is available. Accordingly, fiduciaries of any employee benefit plan or other retirement arrangement should consult their counsel before purchasing any Class of Securities. Certain Classes of Securities will not be eligible for purchase by Plans. See "ERISA Considerations" herein and in the related Prospectus Supplement.

     Limitations, Reduction and Substitution of Credit Enhancement. Credit enhancement may be provided with respect to one or more Classes of Securities of a Series to cover certain types of losses on the underlying

Mortgage Loans. Credit enhancement may be provided by one or more forms, including but not limited to subordination of one or more Classes of Securities of such Series, letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other type of credit enhancement. The coverage of any credit enhancement may be limited or have exclusions from coverage and may decline over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Description of Credit Enhancement" herein.

     Yield and Prepayment Considerations. The yield on certain Classes of Securities of a Series may be particularly sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to foreclosures, repurchases and losses. Accordingly, to the extent the risks described herein and in the related Prospectus Supplement with respect to the characteristics of the Mortgage Loans and of mortgage loans in general result in prepayments being received at rates greater or less than those assumed by investors, the yield to the holders of such Class of Securities will be adversely affected. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

RISKS OF THE MORTGAGE LOANS

     General Economic Conditions. General economic conditions have an impact on the ability of borrowers to repay mortgage loans. Loss of earnings, illness and other similar factors may lead to an increase in delinquencies and bankruptcy filings by borrowers. In the event of personal bankruptcy of a borrower under a Mortgage Loan (a "Mortgagor"), it is possible that the holders of the related Securities could experience a loss with respect to such Mortgagor's Mortgage Loan. In conjunction with a Mortgagor's bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such Mortgage Loan, thus delaying the amount received by the holders of the related Securities with respect to such Mortgage Loan. Moreover, if a bankruptcy court prevents the transfer of the related Mortgaged Property to the related Trust, any remaining balance on such Mortgage Loan may not be recoverable. In recent years, EquiCredit Corporation of America (together with its wholly-owned subsidiaries, including the other Originators, the "Company") has experienced increased delinquencies and higher net losses on the mortgage loans included in its servicing portfolio. This trend may have resulted in part from the effect of general economic conditions on the ability of borrowers to repay such mortgage loans, although no statistics are available with respect to the extent of such effect. See "The Depositors, the Servicer, the Representative and the Originators -- Delinquency and Loss Experience" herein and "The Originators and the Servicer -- Origination, Foreclosure and Delinquency Experience" in the related Prospectus Supplement for further information regarding the rates of delinquency and net losses experienced on the mortgage loans included in the Company's servicing portfolio.

     Real Estate Market Conditions. An investment in securities such as the Offered Securities which are secured by or represent interests in mortgage loans may be affected by, among other things, a decline in real estate values. No assurance can be given that values of the Mortgaged Properties will remain at the levels existing on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, together with loans secured by Senior Liens (defined below), if any, on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In recent years, the Company has experienced higher net losses on the mortgage loans included in the Company's servicing portfolio. This trend may have resulted in part from the effect of real estate market conditions on the value of the mortgaged properties securing such mortgage loans, although no statistics are available with respect to the extent of such effect. See "The Depositors, the Servicer, the Representative and the Originators -- Delinquency and Loss Experience" herein and "The Originators and the Servicer -- Origination, Foreclosure and Delinquency Experience" in the related Prospectus Supplement for further information regarding the rates of delinquency and net losses experienced on the mortgage loans included in the Company's servicing portfolio.

     Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans relating to any Series of Securities in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. See "Description of the Mortgage Pool" in the related Prospectus Supplement for further information regarding the geographic concentration of the Mortgage Loans underlying the Securities of any Series.

     Nature of Security. Certain of the Mortgage Loans underlying the Securities of a Series may be secured by Mortgages junior or subordinate to one or more other mortgages ("Senior Liens"), and the related Senior Liens will not be included in the Mortgage Pool. Although little data is available, the rate of default of second or more junior mortgage loans may be greater than that of mortgage loans secured by senior liens on comparable properties. A primary risk to holders of Mortgage Loans secured by junior Mortgages is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Lien to satisfy fully both the Senior Lien and the Mortgage Loan. If a holder of the Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holder of the Senior Lien will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the related Trust as holder of the junior Mortgage receives any payments in respect of the Mortgage Loan. If the Servicer were to foreclose on any junior Mortgage Loan, it would do so subject to any related Senior Lien. The debt related to the Mortgage Loan would not be paid in full at such sale unless a bidder at the foreclosure sale of such Mortgage Loan bids an amount sufficient to pay off all sums due under the Mortgage Loan and the Senior Lien or purchases the Mortgaged Property subject to the Senior Lien. If such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy such loans in the aggregate, the related Trust, as the holder of the junior Mortgage, and, accordingly, holders of the Offered Securities would bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior Mortgage unless it forecloses subject to the Senior Lien. In servicing second Mortgages, it is generally the Servicer's practice to advance funds to keep the Senior Lien current in the event the mortgagor is in default thereunder until such time as the Servicer satisfies the Senior Lien by sale of the mortgaged property. The Servicer intends to advance such amounts in accordance with its normal servicing procedures, but only to the extent that it determines such advances will be recoverable from future payments and collections on that Mortgage Loan or otherwise. Such practice may not be followed in servicing loans more junior than second mortgages or may be modified at any time. The related Trust will have no source of funds to satisfy any Senior Lien or make payments due to any senior mortgagee. The junior Mortgages securing the Mortgage Loans are subject and subordinate to any Senior Liens affecting the related Mortgaged Property, including limitations and prohibitions which may be contained in such Senior Liens upon subordinate financing.

     Certain Mortgage Loans. Certain Mortgage Loans that may be included in the assets of a Trust may involve additional uncertainties not present in other types of loans. Certain of the Mortgage Loans may provide for escalating or variable payments that may be larger than the initial payment amount; however, the borrowers under such Mortgage Loans are generally qualified on the basis of the initial payment amount. In some instances, such a borrower's income may not be sufficient to enable them to pay the increased payment amounts and the likelihood of default may increase.

     Certain of the Mortgage Loans underlying a Series of Securities may be delinquent in respect of the payment of principal and interest. In addition, certain of the Mortgagors under the Mortgage Loans underlying a Series of Securities may be subject to personal bankruptcy proceedings. Such Mortgage Loans may be subject to a greater risk of default. See "Description of the Mortgage Pools" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

     Delays in Liquidating Defaulted Mortgage Loans. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans underlying a Series of Securities, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays in the receipt of related proceeds by the related Trust could occur. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a Mortgagor, these restrictions, among other things, may impede the ability of the Servicer to foreclose on or sell the Mortgaged Property or to obtain Net Liquidation Proceeds sufficient to repay all amounts due on the related Mortgage Loan. In addition, the Servicer will be entitled to deduct from collections received during the preceding Due Period all expenses reasonably incurred in attempting to recover amounts due and not yet repaid on Liquidated Mortgage Loans, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses, thereby reducing collections available to the related Trust. See "Certain Legal Aspects of the Mortgage Loans -- Foreclosure in General," and "-- Rights of Redemption" herein.

     Likelihood of Disproportionate Liquidation Expenses. Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the Servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small mortgage loan than would be the case with the defaulted mortgage loan having a large remaining principal balance. Because the average outstanding principal balance of the Mortgage Loans is small relative to the size of the average outstanding principal balance of the loans in a typical pool consisting only of conventional purchase-money mortgage loans, Net Liquidation Proceeds on Liquidated Mortgage Loans may also be smaller as a percentage of the principal balance of a Mortgage Loan than would be the case in a typical pool consisting only of conventional purchase-money mortgage loans.

     Risk of Early Defaults. Certain of the Mortgage Loans underlying a Series of Securities may be recently originated as of the date of inclusion in the related Mortgage Pool. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans. Certain of the Mortgage Loans underlying a Series of Securities may provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pools" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement. Because borrowers under Balloon Loans are required to make a relatively large single payment upon maturity, it is possible that the default risk associated with Balloon Loans is greater than that associated with fully-amortizing mortgage loans. The ability of a Mortgagor on a Balloon Loan to repay the Mortgage Loan upon maturity frequently depends upon, among other things, the borrower's ability to refinance the Mortgage Loan, which will be affected by a number of factors, including, without limitation, the level of mortgage rates available in the primary mortgage market at the time, the Mortgagor's equity in the related Mortgaged Property, the financial condition of the Mortgagor, the condition of the Mortgaged Property, tax law, general economic conditions and the general willingness of financial institutions and primary mortgage bankers to extend credit.

     Although a low interest rate environment may facilitate the refinancing of a balloon payment, the receipt and reinvestment by holders of the Offered Securities of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor to accomplish a refinancing and may result in delinquencies or defaults.

     Legal Considerations. Applicable state laws generally regulate interest rates and other charges, require certain disclosures and require licensing of the Representative, the Originators and the Servicer. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Mortgage Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Mortgage Loans" herein.

     The Mortgage Loans are also subject to federal laws, including: (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the Mortgagors regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the Mortgagor's credit experience; and (iv) certain other laws and regulations.

     The Mortgage Loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Equity Protection Act") which amended the Truth in Lending Act as it applies to mortgages subject to the Equity Protection Act. The Equity Protection Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to its provisions. The Equity Protection Act also provides that any purchaser or assignee of a mortgage covered by the Equity Protection Act is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered under the Equity Protection Act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the Mortgage Loan. If the assets of the related Trust include Mortgage Loans subject to the Equity Protection Act, the Trust may be subject to all of the claims and defenses which the borrower could assert against the original lender. The Depositors are required to provide the Trustee, as assignee of such Mortgage Loans, with notice that such Mortgage Loans are subject to special rules under the Federal Truth in Lending Act and that the assignee could be liable for violations of such rules.

     Under environmental legislation and case law applicable in certain states, including the State of California, it is possible that liability for environmental hazards in respect of real property may be imposed on a holder of a mortgage note (such as the Trust) secured by real property. See "Certain Legal Aspects of the Mortgage Loans -- Environmental Legislation" herein.

THE STATUS OF THE MORTGAGE LOANS IN THE EVENT OF BANKRUPTCY OF AN ORIGINATOR

     The transactions contemplated hereby and by the related Prospectus Supplement will be structured such that the voluntary or involuntary application for relief under the United States Bankruptcy Code or similar applicable state laws ("Insolvency Laws") by the Depositors is unlikely and such filings by the Originators should not result in consolidation of the assets and liabilities of the Depositors with those of the Originators. These steps include the creation of the Depositors as separate, limited purpose subsidiaries, the certificates of incorporation of which contain limitations on the nature of the Depositors' business and restrictions on the ability of a Depositor to commence voluntary or involuntary cases or proceedings under the Insolvency Laws without the prior unanimous affirmative vote of all its directors. However, there can be no assurance that the activities of the Depositors would not result in a court concluding that the assets and liabilities of the Depositors should be consolidated with those of the Originators.

     Each Originator will transfer its related Mortgage Loans to either Depositor, and the Depositors will transfer the Mortgage Loans to the related Trust. The Originators will warrant in the related Transfer Agreement, and the Depositors will warrant in the related Pooling and Servicing Agreement, that the Originators or the Depositors, as the case may be, have taken and will take all actions that are required to perfect the Depositors' and the Trust's, as the case may be, ownership interests in the Mortgage Loans. If an Originator were to become a debtor in a bankruptcy case, a creditor or trustee (or the debtor itself) may take the position that the contribution or transfer of the Mortgage Loans by the Originator to its related Depositor

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

should be characterized as a pledge of such Mortgage Loans to secure a borrowing of such debtor, with the result that such Depositor is deemed to be a creditor of such Originator, secured by a pledge of the applicable Mortgage Loans. If such an attempt were successful, delays in payments of collections on the Mortgage Loans could occur or reductions in the amount of such payments could result, or such a trustee in bankruptcy could elect to accelerate payment of the obligation to the Depositors and liquidate the Mortgage Loans. With respect to a Trust as to which no REMIC election is made and as to which a Class of Securities will be treated as debt of the Trust, if a Depositor were to become a debtor in a bankruptcy case, unless otherwise described in the related Prospectus Supplement, the Indenture Trustee will be directed to sell the assets of the Trust (other than the Accounts) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such sale will be treated as collections on the Mortgage Loans.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of each Class of Securities of a Series will depend on the rate and timing of payment of principal on the related Mortgage Loans, including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. The yield to maturity of certain Classes of Securities identified in the related Prospectus Supplement may be particularly sensitive to the rate and timing of principal payments (including prepayments, liquidations and repurchases) of the related Mortgage Loans, which may fluctuate significantly from time to time. Investors in a Class of Securities offered at a discount from the principal amount thereof or with no stated principal amount should fully consider the associated risks, including the risk that an extremely rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

LIMITATIONS ON INTEREST PAYMENTS AND FORECLOSURES

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans underlying a Series of Securities. In addition, the Relief Act imposes limitations which would impair the ability of the Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the related Mortgaged Property in a timely fashion.

ORIGINAL ISSUE DISCOUNT

     Certain Classes of Securities of a Series may be treated as having been issued with original issue discount for federal income tax purposes. As a result, holders of such Securities will be required to include amounts in income without the receipt of cash corresponding to that income. See "Federal Income Tax Consequences -- Original Issue Discount" herein and, if applicable, in the related Prospectus Supplement.

                       DESCRIPTION OF THE MORTGAGE POOLS

GENERAL

     Each Mortgage Pool will consist of Mortgage Loans having the aggregate principal balance outstanding as of the related Cut-off Date, after giving effect to payments due or received prior to such date, specified in the related Prospectus Supplement (the "Original Pool Principal Balance"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool will consist of fixed- or adjustable-rate Mortgage Loans (including both fully amortizing Mortgage Loans and Balloon Loans) originated and underwritten by the Representative or by a wholly-owned subsidiary of the Representative or purchased and re-underwritten by the Representative or by a wholly-owned subsidiary of the Representative. This subsection describes generally certain characteristics of the Mortgage Loans.

     The related Prospectus Supplement will describe certain characteristics of the related Mortgage Loans, including without limitation (i) the range of dates of origination and the latest scheduled maturity date, (ii) the minimum remaining term to maturity, the weighted average original term to maturity and the weighted average remaining term to maturity, (iii) the range of Mortgage Interest Rates and the weighted average Mortgage Interest Rate, (iv) in the case of Mortgage Loans with adjustable interest rates ("ARMs" or "Adjustable Rate Mortgages"), the weighted average outstanding current Mortgage Interest Rates, Gross Margins, Maximum Mortgage Rates and Minimum Mortgage Rates and Periodic Caps and Payment Caps, if any (as such terms are defined below under "-- Payments on the Mortgage Loans"), (v) the range of principal balances outstanding, the range of original principal balances and the weighted average outstanding principal balance, (vi) the percentages of Mortgage Loans secured by first Mortgages, second Mortgages and more junior Mortgages, respectively, (vii) the maximum Combined Loan-to-Value Ratio at origination (defined below), the weighted average Combined Loan-to-Value Ratio, the maximum Home Equity Loan Ratio (defined below) at origination and the weighted average Home Equity Loan Ratio, (viii) the percentage of Mortgage Loans secured by fee simple interests in single-family dwelling units, attached or detached two-to four-family dwelling units, units in planned unit developments and condominiums, respectively, the percentage of Mortgage Loans secured by leasehold interests, the percentage of Mortgage Loans secured by manufactured housing units and the percentage of Mortgage Loans secured by units in cooperatives, (ix) the percentage of Mortgage Loans as to which the related Mortgagor represented at the time of origination that the related Mortgaged Property would be occupied by such Mortgagor as a primary or secondary residence, (x) certain summary information relating to the geographic concentration of the Mortgaged Properties securing the Mortgage Loans, (xi) the percentage of Mortgage Loans which are Balloon Loans and the dates after origination the balloon payment is due, and
(xii) the percentage of Mortgage Loans which are Bankruptcy Mortgage Loans (defined below), the percentage of Bankruptcy Loans which are 30 days or more contractually delinquent and the percentages of Mortgage Loans other than Bankruptcy Mortgage Loans which are 30 days and 60 days or more contractually delinquent, respectively. If so specified in the related Prospectus Supplement, such information may be approximate based on the expected characteristics of the Mortgage Liens to be included in the related Mortgage Pool and any significant variations therefrom provided on the related Current Report on Form 8-K, as described below.

     For purposes of the foregoing, the "Combined Loan-to-Value Ratio" of any Mortgage Loan is the ratio (expressed as a percentage) of (i) the sum of (a) the original principal balance of such Mortgage Loan at the date of origination plus
(b) the outstanding balance of the Senior Lien, if any, divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of the Mortgage Loan and (b) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds were used to purchase the Mortgaged Property. The Combined Loan-to-Value Ratios of the Mortgage Loans also reflect certain judgments of the Company's underwriters made at the time the Mortgage Loans were originated or acquired and certain other policies of the Company. See "The Depositors, the Servicer, the Representative and the Depositors -- Specific Underwriting Criteria -- Balloon Mortgage Loans" and "-- Certain Calculations Relating to Combined Loan-to-Value Ratios" herein. The "Home Equity Loan Ratio" of any Mortgage Loan is the ratio (expressed as a percentage) of (i) the original principal balance of such Mortgage Loan divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of the Mortgage Loan and (b) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds were used to purchase the Mortgaged Property. For Mortgage Loans secured by a first Mortgage, the Combined Loan-to-Value Ratio and the Home Equity Loan Ratio will be the same.

     A Bankruptcy Mortgage Loan is a Mortgage Loan on which the related Mortgagor is making payments pursuant to a personal bankruptcy plan or proceeding (each, a "Bankruptcy Plan"). The entire principal balance and the right to receive interest accrued after the Cut-off Date with respect to each Bankruptcy Mortgage Loan will generally be included in the assets of the related Trust, while the right to interest accrued but unpaid prior to the related Cut-off Date under each Bankruptcy Mortgage Loan will generally be retained by the Originators. The Originators' right to collect interest accrued on a Bankruptcy Mortgage Loan prior to the date of the related Bankruptcy Plan filing will generally be subordinate to the related Trust's right to receive timely payments of principal and interest with respect to such Bankruptcy Mortgage Loan.

     In addition, the related Prospectus Supplement or, if so specified therein, the Current Report on Form 8-K to be filed within fifteen days after the delivery of a Series of Securities, will set forth in tabular form certain more detailed information relating to the characteristics of the related Mortgage Loans by number and outstanding principal balance and by percentage of the Mortgage Pool including, without limitation, the outstanding principal balances of the Mortgage Loans, the geographic distribution of the related Mortgaged Properties (by state), the Combined Loan-to-Value Ratios, the Home Equity Loan Ratios, the Mortgage Interest Rates, the remaining months to stated maturity and the number of months since origination, in each case (except for geographic distribution) within the ranges specified therein.

PAYMENTS ON THE MORTGAGE LOANS

     Unless otherwise specified in the related Prospectus Supplement, a substantial portion of the Mortgage Loans underlying a Series of Securities will provide for level monthly installments (except, in the case of Balloon Mortgage Loans, the final payment) consisting of interest equal to one-twelfth of the applicable Mortgage Interest Rate times the unpaid principal balance, with the remainder of such payment applied to principal (an "Actuarial Mortgage Loan"). No adjustment is made if a payment is made earlier or later than the due date, although the Mortgagor may be subject to a late payment penalty. If such Mortgage Loan is prepaid, the borrower is required to pay interest only to the date of prepayment. The remainder of the Mortgage Loans will provide for payments that are allocated to principal and interest according to the daily simple interest method (a "Simple Interest Mortgage Loan") or the "sum of the digits" method, otherwise known as the "Rule of 78s" method (a "Rule of 78s Mortgage Loan"). Unless otherwise specified in the related Prospectus Supplement, no Mortgage Loan will provide for deferred interest or negative amortization.

     The Mortgage Loans may have Mortgage Interest Rates which are fixed or may be ARMs on which the Mortgage Interest Rates are adjusted periodically based on an index (an "Index") or otherwise, as specified in the related Prospectus Supplement. ARMs generally provide for a fixed initial Mortgage Interest Rate until the first date on which such Mortgage Interest Rate is to be adjusted. Thereafter, the Mortgage Interest Rate is subject to periodic adjustment generally equal to the Index plus a fixed percentage spread over the Index established contractually for each ARM at the time of its origination (the "Gross Margin"). The initial Mortgage Interest Rate for an ARM may be lower than the sum of the then-applicable Index and the Gross Margin for such ARM. An ARM may be convertible into a fixed-rate Mortgage Loan. To the extent specified in the related Prospectus Supplement, any ARM so converted may be subject to repurchase upon conversion by the party specified in such Prospectus Supplement.

     An ARM may provide that its Mortgage Interest Rate may not exceed a rate above a maximum rate (the "Maximum Mortgage Rate") or be less than a minimum rate (the "Minimum Mortgage Rate") established at the time of origination. In addition, if so specified in the related Prospectus Supplement, an ARM may provide for limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (a "Periodic Cap") or, in the case of an ARM providing for negative amortization, may provide for limitations on the amounts by which scheduled payments may be increased due to rising interest rates (a "Payment Cap").

     A Simple Interest Mortgage Loan provides for the amortization of the amount financed under the Mortgage Loan over a series of equal monthly payments (except, in the case of a Balloon Loan, the final payment). Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the stated Mortgage Interest Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received under a Simple Interest Mortgage Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Mortgage Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

     Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a Simple Interest Mortgage Loan is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date the Mortgage Loan will amortize more slowly than scheduled. If a Simple Interest Mortgage Loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

     A Rule of 78s Mortgage Loan provides for the payment by the borrower of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the amount financed and add-on interest in an amount calculated on the basis of the stated note rate for the term of the Mortgage Loan. The rate at which such amount of add-on interest is earned and, correspondingly, the portion of each fixed monthly payment allocated to reduction of the outstanding principal balance are calculated in accordance with the "sum of the digits" or "Rule of 78s". Under a Rule of 78s Mortgage Loan, the portion of a payment allocable to interest is determined by multiplying the total amount of add-on interest payable over the term of the Mortgage Loan by a fraction derived as described herein. The fraction used in the calculation of add-on interest earned each month under a Rule of 78s Mortgage Loan has as its denominator a number equal to the sum of a series of numbers beginning with one and ending with the number of monthly payments due under the Mortgage Loan. For example, for a Mortgage Loan providing for twelve scheduled payments, the denominator of each month's fraction would be 78, the sum of the series of numbers from one to twelve. The numerator of the fraction for a given month would be the number of payments remaining before giving effect to the payment to which the fraction is being applied. Accordingly, in the case of such Mortgage Loan, the fraction for the first payment would be 12/78, for the second payment, 11/78, for the third payment, 10/78, and so on through the final payment, for which the fraction would be 1/78. The applicable fraction is then multiplied by the total add-on interest payable over the term of the Mortgage Loan to determine the amount of interest "earned" that month. The difference between the amount of the monthly payment made by the borrower and the amount of earned add-on interest calculated for the month is applied to principal reduction. As a result, the rate at which interest is earned in the initial months of a Rule of 78s Mortgage Loan is somewhat higher than the interest computed for a Mortgage Loan computed on an actuarial basis, and the rate at which interest is earned at the end of the Mortgage Loan is somewhat less than that computed under an actuarial basis.

     Payments to holders of the related Securities and the Servicing Fee with respect to Rule of 78s Mortgage Loans will be computed as if such Mortgage Loans were Simple Interest Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, amounts received upon prepayment in full of a Rule of 78s Mortgage Loan in excess of (i) the then outstanding principal balance of such Mortgage Loan (computed on a daily simple interest amortization basis) and (ii) accrued interest computed on a daily simple interest basis at the Mortgage Interest Rate, plus servicing compensation exclusive of Servicing Fees, will constitute part of the Representative's Yield and will not be part of the assets of the related Trust available to make required payments of principal and interest to holders of the related Securities and will not be treated as collected principal for purposes of computing the amount to be distributed.

     In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78s Mortgage Loan, under the terms of the Mortgage Loan the entire remaining amount of payments is due but a "refund" or "rebate" will be made to the borrower of the portion of the total amount of the scheduled payments remaining under the Mortgage Loan immediately prior to such prepayment which is allocable to "unearned" add-on interest. Such rebate will be calculated in accordance with the Rule of 78s method.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on each Class of Securities of a Series entitled to principal, the aggregate amount of each interest payment on each Class of Securities of a Series entitled to interest and the yield to maturity of each Class of Securities of a Series will be related to the rate and timing of payments of principal on the related Mortgage Loans, which may be in the form of scheduled and unscheduled payments. The rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second or more junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the holders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Servicer, the Depositors or the holders of the Class of Securities of any Series specified in the related Prospectus Supplement may, at their option, cause the related Trust to sell all of the outstanding Mortgage Loans and REO Properties underlying the related Series of Securities, and thus effect the early retirement of the related Securities, after the date on which the Pool Principal Balance (as defined herein) is less than the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement. See "Description of the Securities -- Optional Disposition of Mortgage Loans" herein. Further, if so specified in the related Prospectus Supplement, the Servicer or such other entities as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Securities by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise. See "Description of the Securities -- Mandatory Disposition of Mortgage Loans" herein.

     If any Class of Securities of Series are subject to special redemption or special remittances ("Special Payments") on a date other than a Payment Date (each such date, a "Special Payment Date"), the holders will receive principal earlier than would have been the case had no special redemption or special remittance, as the case may be, occurred and such principal payments were made on the next succeeding Payment Date. In such event, holders may not be able to reinvest such payments at rates equal to the rates on such Class of Securities.

     If the Pooling and Servicing Agreement for a Series of Securities provides for a Prefunding Account or other means of funding the transfer of additional Mortgage Loans to the related Trust, as described under "Description of the Securities -- Forward Commitments; Prefunding" herein, and the Trust is unable to acquire such additional Mortgage Loans within any applicable time limit, the amounts set aside for such purpose may be required to effect the retirement of all or a portion of one or more Classes of Securities of such Series.

     As described above, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for comparable mortgage loans. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans underlying any Series of Securities, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the related Mortgage Loans.

     The yield to maturity of certain Classes of Securities of a Series may be particularly sensitive to the rate and timing of principal payments (including prepayments) of the Mortgage Loans, which may fluctuate significantly from time to time. The Prospectus Supplement relating to such Securities will provide certain additional information with respect to the effect of such payments on the yield to maturity of such Securities under varying rates of prepayment, including the rate of prepayment, if any, which would reduce the holder's yield to zero.

     Greater than anticipated prepayments of principal will increase the yield on Securities purchased at a price less than par. Conversely, greater than anticipated prepayments of principal will decrease the yield on Securities purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Securities will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of each Class of Securities of a Series will also be affected by the amount and timing of delinquencies and defaults on the related Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the related Mortgage Pool.

     The "weighted average life" of a Security refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Security is repaid. The weighted average life of each Class of Securities of a Series will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including final payments made upon the maturity of Balloon Loans.

                                   THE TRUSTS

     Each Trust will be formed under a Pooling and Servicing Agreement (a "Pooling and Servicing Agreement") among the Depositors, the Servicer and the Trustee named therein (a "Trustee") or a Trust Agreement (each, a "Trust Agreement") between the Depositors and the trustee of the Trust (the "Owner Trustee"). If a Trust is formed under a Trust Agreement, the related Pooling and Servicing Agreement will be entered into between the Trust, the Depositors and the Servicer. No Trust will engage in any activity other than (i) acquiring, holding and managing the Mortgage Loans and the other assets of the Trust and the proceeds therefrom, (ii) issuing the related securities, (iii) making payments on the related Securities and (iv) engaging in other activities incidental to the foregoing.

     The property of each Trust will include: (i) the related Mortgage Loans as from time to time are subject to the related Pooling and Servicing Agreement and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property or are deposited in the Collection Account (defined herein), Principal and Interest Account (defined herein), or other accounts established under any of the documents governing the Trust or the related Securities, including amounts on deposit in such accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds,
(v) Released Mortgaged Property Proceeds; and (vi) certain other property; provided, however, that unless otherwise specified in the related Prospectus Supplement, the assets of a Trust will not include the Representative's Yield or amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date.

     The Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Securities -- Servicing Standards" and "-- Use of Subservicers" below for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

      THE DEPOSITORS, THE SERVICER, THE REPRESENTATIVE AND THE ORIGINATORS

GENERAL

     EquiCredit Corporation of America (formerly known as Old Stone Credit Corporation), the Servicer, the Representative and an Originator ("EquiCredit"), was incorporated under the laws of the State of Delaware on September 4, 1991, for the purpose of acquiring substantially all of the assets of Old Stone Credit Corporation ("OSCC-Florida"), a corporation organized under the laws of the State of Florida and a wholly-owned subsidiary of Old Stone Corporation, a corporation organized under the laws of the State of Rhode Island. EquiCredit is a wholly-owned subsidiary of EquiCredit Corporation ("EquiCredit Corporation"), a Delaware corporation organized on August 29, 1991. On November 7, 1991, EquiCredit acquired substantially all of the assets and succeeded in the business of OSCC-Florida, including the common stock of the wholly-owned subsidiaries of OSCC-Florida, consisting of, among other companies, EquiCredit Corporation/Ala. & Miss., California/EquiCredit Corporation, EquiCredit Corporation of In., EquiCredit Corporation of Pa. and EquiCredit Corporation of SC. In the discussion that follows, references to the "Company" include EquiCredit Corporation, EquiCredit and its subsidiaries (including the other Originators) and EquiCredit's predecessor in interest, OSCC-Florida.

     On January 27, 1995, Barnett Merger Sub Inc., a wholly-owned subsidiary of Barnett Banks, Inc. ("Barnett Banks"), was merged with and into EquiCredit Corporation, and EquiCredit Corporation became a wholly-owned indirect subsidiary of Barnett Banks.

     The Depositors were incorporated in the State of Delaware on February 26, 1993 for the limited purposes of receiving the mortgage loans from one or more Originators, transferring such mortgage loans to third parties, forming trusts and engaging in related activities. All of the outstanding common stock of each Depositor is owned by one or more of the Originators.

     The transactions contemplated hereby have been structured to make the voluntary or involuntary application for relief by a Depositor under any Insolvency Law unlikely and that such application by an Originator would not result in consolidation of the assets and liabilities of the Depositors with those of such Originator. If, notwithstanding the measures so taken, a court concluded that the assets and liabilities of the Depositors should be so consolidated with those of an Originator, delays in distributions on the Notes and the Certificates and possible reductions in the amount of such distributions could occur. See "Risk Factors -- The Status of the Mortgage Loans in the Event of Bankruptcy of an Originator".

LOAN ORIGINATION HISTORY

     The Company originates mortgage loans on residential dwellings nationwide; purchases mortgage loans from lenders, mortgage bankers, and brokers on a wholesale basis; assembles and sells pools of mortgages to major commercial banks and other financial institutions; and services mortgage portfolios placed with such investors. The Company lends primarily on suburban and urban single-family homes in major metropolitan areas. See "The Originators and the Servicer -- Origination, Foreclosure and Loss Experience -- Loan Origination History" in the related Prospectus Supplement for a current listing of the states in which the Company conducts loan origination and/or wholesale operations.

     The related Prospectus Supplement will set forth the dollar amounts of first and junior lien mortgage loans originated and purchased by the Company during the three years immediately preceding the date of the Prospectus Supplement and, if available, the dollar amounts of mortgage loans originated and purchased by the Company during the most recent complete calendar quarters in the current year.

GENERAL LOAN UNDERWRITING

     The Company originates and acquires first and junior lien mortgage loans using standard underwriting procedures based upon an applicant's general creditworthiness and the extent of real estate equity used as collateral security. The following is a general discussion of the underwriting standards and procedures utilized by the Company, subject to such variations as are specified in the related Prospectus Supplement.

     All mortgage loan applications are underwritten, and collateral properties appraised, prior to the closing or acquisition of a mortgage loan by the Company. Loan underwriting and approval is centralized at the Company's headquarters in Jacksonville, Florida. Loans are reviewed and approved by one of the Company's underwriters, each of whom is granted specific credit approval limits based on experience and seniority (which approval limits may be waived at the discretion of management). Approval of a majority of the Company's Board of Directors is generally required for all loan applications over a dollar limit established from time to time, currently $350,000, except that such approval is not always obtained for loans acquired as part of a portfolio acquisition.

     The Company does not currently originate or acquire mortgage loans that result in a lien position more subordinate than a second lien on real estate and, unless otherwise specified in the related Prospectus Supplement, no loan secured by a more subordinate mortgage will be included in a Mortgage Pool. The Company will consider making a second mortgage loan in a subordinate position to a first mortgage loan held by a party other than a bank, savings association or a supervised lender, if a copy of the recorded security instrument and note are reviewed prior to credit approval. Second mortgage loans may also be made behind adjustable or variable rate first mortgage loans if the maximum payment (on a fully indexed basis) is used when calculating the debt ratio, and the note and mortgage relating to such first mortgage loan accompany the loan application file for consideration during the credit review process. Any first lien adjustable or variable rate loan is required to have been in existence for at least one year and to have experienced at least one rate adjustment.

     With respect to the Company's loan and loan portfolio acquisition activities, the Company reviews procedures and calculations used by each individual seller to achieve a certain "level of confidence" that the process used is correct and pragmatic. This is done by reviewing a sample size of loans under each seller's pool. The Company's goal in underwriting loan purchases is to follow the Company's published underwriting guidelines for each individual loan. However, flexibility is used to some extent to include some loans outside of the guidelines to successfully price and acquire the majority of the loan pool being considered. This flexibility is only used on loans that are believed to be acceptable by strong compensating factors, and exceptions to the underwriting guidelines are reviewed on a case by case basis. Therefore, the references to application to the underwriting guidelines to purchased loan portfolios assumes the possibility of any of the aforementioned exceptions.

INCOME VERIFICATION

     Loan applications are considered through a combination of reviews of credit bureau reports and/or individual certifications. Income is verified through various means, including, but not limited to, applicant interviews, written verification, review of paycheck stubs, tax returns, and so forth, and the potential borrower's demonstration of sufficient levels of disposable income to satisfy debt repayment requirements. The following are certain of the key factors considered by the Company.

     Employment. A loan applicant's employer is always contacted to verify employment in addition to receipt of the potential borrower's W-2s, last two to four paycheck stubs or other similar items of verification as may be required by the underwriter. With respect to any acquired loan, the Company relies upon the supporting documentation in the loan application file relating to the applicant's employment status.

     Self-Employed Applicants -- Commissions/Bonuses/Tax Returns. Federal tax returns for the most recent two years (with schedules) signed by the potential borrower are required from self-employed applicants and applicants who derive 100% of their income from commissions or 25% or more of their total income from commissions and/or bonuses. Consistency in commission and/or bonus income must be established. The

Company's underwriters may, in the exercise of their judgment, either accept personal and business related financial statements prepared by the borrower or require financial statements prepared by a certified public accountant. Checking account statements are used solely as additional verification of income.

     Rental Income. Rental income must be documented by leases, rental agreements, tenant letters, or tax returns for the two most recent years. The Company calculates 75% of total rents received and subtracts from that figure the total mortgage payments on rental property to derive a cash flow, if any, which amount is then treated as additional income in the credit review process. If the subtraction of the mortgage payment from the rental income results in a negative cash flow, such amount is subtracted from the applicant's monthly income.

     Social Security and Veterans Compensation. Compensation from the Social Security Administration or the Department of Veterans Affairs must be supported by an awards letter from the appropriate agency. If such a letter is unavailable, copies of checks received from the appropriate agency or eight to twelve months of checking account statements indicating equal deposit amounts are required.

     Retirement Income. Retirement income must be supported by an annuity letter or similar awards document describing all details of income. If such a letter or document is unavailable, copies of checks received from the source of income or eight to twelve months of checking account statements indicating equal deposit amounts are required.

     Child and/or Spousal Support. A loan applicant must submit to the Company a copy of the final decree of divorce specifically setting forth the amount and term, if any, of support. If such award is a substantial portion of the applicant's total monthly income, either copies of cancelled checks from the former spouse, collection receipts paid through a court ordered public service office or checking account statements indicating equal monthly or otherwise periodic deposit amounts are required.

APPRAISALS; TITLE COMPANIES AND CLOSING AGENTS

     All properties are required to be appraised by independent fee appraisers approved by the Company in advance of funding. Appraisers are approved by the Company based upon a review of sample appraisals, professional experience, education, membership in related professional organizations, clients and typical or specific properties appraised. Except with respect to loan portfolio purchases, all appraisers must be approved by the Company's Vice President or Assistant Vice President of Loan Administration and must be independent from borrowers, referral brokers used by the Company and any other mortgage loan originator from which the Company acquires mortgage loans. Management reviews references, credentials and examples of prior appraisals before approving an appraiser. The Company's underwriters may, in their discretion, accept an appraisal from a non-approved appraiser based solely on the appraisal's content. If an appraisal with respect to a mortgaged property appears to be inconsistent with appraisals previously conducted on comparable properties by the same or other appraisers, the Company requires the appraiser to explain the discrepancies. If the problems continue or are not resolved to the Company's satisfaction, the appraisal firm is removed from the Company's approved appraiser list. See "-- Quality Control Audit Procedures Highlights" below.

     Appraisals are completed on standard FNMA/FHLMC forms and conform to current FNMA/FHLMC secondary market requirements for one- to four family residential appraisals. Each such appraisal includes, among other things, an inspection of the exterior of the subject property, obtaining front, rear and street view photographs and obtaining data from three recent sales of similar properties within the same general location as such subject property; provided, that for certain high loan-to-value loans, interior inspections may not be included. The appraisals may take into account any increased value in the residence due to improvements proposed to be made with the proceeds of the Mortgage Loan. In such cases, the Company will escrow a portion of the loan proceeds until such improvements are made.

     Loans are generally closed by personnel at the respective branches of the Company, the related approved Originator, approved attorneys, title insurers or agents of title insurers, and title insurance is issued by one of several nationally recognized title companies.

SPECIFIC UNDERWRITING CRITERIA; UNDERWRITING PROGRAMS

     Prior to August 1, 1996, the Company originated and purchased loans under six underwriting programs. Beginning August 1, 1996, the Company originates and purchases loans under seven underwriting programs (each, an "Underwriting Program") summarized below, which may change from time to time, as described in the related Prospectus Supplement. Management permits deviations from the specific criteria of an Underwriting Program to reflect local economic trends and real estate valuations, as well as other credit factors specific to each loan application and/or each portfolio acquired. From time to time, the Company purchases or grants loans to applicants whose creditworthiness may not coincide with program criteria. In such circumstances, the Company strives to maintain the overall integrity of these programs and simultaneously provide its lending officers with the flexibility to consider the specific circumstances of the loan application or purchase.

     The related Prospectus Supplement will set forth the distribution of the Mortgage Loans among the Underwriting Programs as of the related Cut-off Date.

                     SUMMARIES OF THE UNDERWRITING PROGRAMS

CLASS A+

     1. The Company generally requires both direct creditor verification and a credit report on the borrower by two independent credit reporting agencies reflecting the borrower's complete credit history. An excellent credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a timely manner. A Chapter 7 bankruptcy which has not been filed in the last five years, or a Chapter 13 bankruptcy that has been discharged for a minimum of 24 months, is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this Underwriting Program. No unpaid collections, liens or judgments are allowed under this Underwriting Program. Unless otherwise specified below, mortgage payment history may not reflect any 30-day delinquency during the most recent 12-month period. In addition, no more than one revolving credit account, and no installment credit account, may reflect a 30-day delinquency in the most recent 12-month period.

     2. Generally, the borrower must have been employed for not less than two years with the same employer or have established comparable stability in a particular field of work.

     3. Combined Loan-to-Value Ratios(1) and Debt-to-Income Ratios(2) must conform to the following criteria:

                            MAXIMUM
                           COMBINED         MAXIMUM
                         LOAN-TO-VALUE   DEBT-TO-INCOME
     PROPERTY TYPE           RATIO          RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------   --------------   -------------------------------------------
Owner Occupied Single
  Family...............      100%              42%        Only non-purchase money mortgage loans may
                                                          be originated or acquired pursuant to these
                                                          criteria. Mortgage payment history must be
                                                          historically current with no late payments
                                                          of 30 days or more in the last 12 months.
                                                          Second mortgage loans originated or
                                                          acquired under these criteria must not
                                                          exceed $30,000, must have fixed rates, and
                                                          may not have terms exceeding 15 years.

                            MAXIMUM
                           COMBINED         MAXIMUM
                         LOAN-TO-VALUE   DEBT-TO-INCOME
     PROPERTY TYPE           RATIO          RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------   --------------   -------------------------------------------
Owner Occupied Single
  Family...............       95%              42%        Mortgage payment history must be
                                                          historically current with no late payments
                                                          of 30 days or more in the last 12 months.
                                                          First mortgage loans and second mortgage
                                                          refinance loans originated under these
                                                          criteria must not exceed $225,000 and
                                                          $60,000, respectively and may have fixed- or
                                                          adjustable-rates. The maximum term of any
                                                          first mortgage loan originated or acquired
                                                          under these criteria is 30 years, provided
                                                          that balloon mortgage loans with 30-year
                                                          amortization schedules and single payments
                                                          of the remaining loan balances up to 15
                                                          years after origination may also be
                                                          originated or acquired. The maximum term of
                                                          any second mortgage refinance loan
                                                          originated or acquired under these criteria
                                                          is 15 years.
Owner Occupied One- to
  Four-Family..........       85%              42%        A Debt-to-Income Ratio of up to 45% is
                                                          permitted if income is not less than $5,000
                                                          per month. Mortgage payment history must be
                                                          historically current with no late payments
                                                          of 30 days or more in the last 12 months.

---------------

(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on the amount of gross monthly income. See "-- Monthly Income" below.

(1) See "Description of the Mortgage Pool -- General" for the definition of "Combined Loan-to-Value Ratio."

(2) "Debt-to-Income Ratio" under all of the Underwriting Programs is generally calculated as that ratio, stated as a percentage, which results from dividing a mortgagor's Fixed Monthly Debt by his or her gross monthly income. "Fixed Monthly Debt" includes: (i) in the case of second mortgages, the monthly payment under the first lien (which generally includes an escrow of real estate taxes), (ii) the related mortgage loan monthly payment (which in the case of an Adjustable Rate Mortgage, is calculated based on a rate per annum equal to 2% plus the initial rate), (iii) other installment debt service payment, including, in respect of revolving credit debt, the required monthly payment thereon, or, if no such payment is specified, the greater of the amount equal to 5% of the balance, or $10.00. "Fixed Monthly Debt" does not include any of the debt (other than revolving credit debt) described above that matures within less than three months from the date of the calculation, or in the case of revolving debt, the minimum $10.00 monthly payment on accounts showing a zero balance.

     4. The mortgaged property is required to be an owner occupied one- to four-family or single family dwelling, as specified above, which may include condominiums, townhouses or manufactured housing (at lower Combined Loan-to-Value Ratios), in at least average repair, comparable to neighboring properties and generally in compliance with zoning regulations. If the mortgaged property is non-owner occupied, the Company reduces the Maximum Combined Loan-to-Value Ratio by 10%.

     5. Generally, the borrower must have resided on the property that will secure the loan for at least two years or have established residential stability to date.

CLASS A

     1. The Company generally requires both direct creditor verification and a credit report on the borrower by two independent credit reporting agencies reflecting the borrower's complete credit history. An excellent credit history of at least one year is required, and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a timely manner. A Chapter 7 bankruptcy that has been discharged for a minimum of 36 months or a Chapter 13 bankruptcy that has been discharged for a minimum of 24 months is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this Underwriting Program. No unpaid collections, liens or judgments are allowed under this Underwriting Program. Unless otherwise specified below, mortgage payment history may reflect not more than one 30-day delinquency during the most recent 12-month period. In addition, no more than two revolving credit accounts, and no more than two installment credit accounts, may reflect 30-day delinquencies in the most recent 12-month period.

     2. Generally, the borrower must have been employed for not less than two years with the same employer or have established comparable stability in a particular field of work.

     3. Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                            MAXIMUM
                           COMBINED         MAXIMUM
                         LOAN-TO-VALUE   DEBT-TO-INCOME
     PROPERTY TYPE           RATIO          RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------   --------------   -------------------------------------------
Owner Occupied One- to
  Four-Family..........       85%              50%
Self-Employed Owner
  Occupied One- to
  Four-Family..........       75%              50%        Exceptions to the Maximum Combined Loan-to-
                                                          Value Ratio may be considered if the
                                                          borrower's spouse has held a salaried job
                                                          for at least two years and contributes at
                                                          least 50% of the total joint income.

     (a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on the amount of gross monthly income. See
         "-- Monthly Income" below.

     4. The mortgaged property is required to be an owner occupied one- to four-family or single family dwelling, as specified above, which may include condominiums, townhouses or manufactured housing, in at least average repair, comparable to neighboring properties and generally in compliance with zoning regulations. If the mortgaged property is non-owner occupied, the Company reduces the Maximum Combined Loan-to-Value Ratio by 10%.

     5. Generally, the borrower must have resided on the property that will secure the loan for at least two years or have established residential stability to date.

CLASS B+

     1. The Company generally requires both direct creditor verification and a credit report on the borrower by two independent credit reporting agencies reflecting the borrower's complete credit history. A credit history of at least one year is required and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a predominantly timely manner. No more than an aggregate of five revolving credit accounts or five installment credit accounts with 30-day or 60-day delinquencies are considered. Collections up to $300 are acceptable as well as greater amounts if a satisfactory explanation is provided. The mortgage payment history is required to reflect no more than two 30-day delinquencies during the most recent 12-month period and prior mortgage payment history may be rated on a case-by-case basis; provided that consecutive or "rolling" delinquencies are counted as one occurrence. A Chapter 7 bankruptcy or a Chapter 13 bankruptcy that has been discharged for a minimum of two years is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this Underwriting Program.

     2. Generally, the borrower must exhibit both employment and residential stability to date.

     3. The Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                            MAXIMUM
                           COMBINED           MAXIMUM
                         LOAN-TO-VALUE     DEBT-TO-INCOME
     PROPERTY TYPE           RATIO            RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------     --------------     ---------------------------------------
Owner Occupied One- to
  Four-Family..........        85%               50%          None
Self-Employed Owner
  Occupied One- to
  Four-Family..........        75%               50%          Exceptions to the Maximum Combined
                                                              Loan-to-Value Ratio may be considered
                                                              if the borrower's spouse has held a
                                                              salaried job for at least two years and
                                                              contributes at least 50% of total joint
                                                              income.

---------------

(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on gross monthly income. See "-- Monthly Income" below.

     4. The mortgaged property is required to be an owner-occupied, one- to four-family dwelling, which may include condominiums, townhouses or manufactured housing, in at least average repair, comparable to neighboring properties and generally in compliance with zoning regulations. If the mortgaged property is non-owner occupied, the Company reduces the Maximum Combined Loan-to-Value Ratio by 10%.

CLASS B

     1. The Company generally requires both direct creditor verification and a credit report on the borrower by two independent credit reporting agencies reflecting the borrower's complete credit history. A credit history of at least one year is required and prior credit history may be rated on a case-by-case basis. The credit history should reflect that existing and previous debts were paid in a predominantly timely manner. No more than an aggregate of five revolving credit accounts or five installment credit accounts with 30-day to 90-day delinquencies are considered. Collections up to $300 are acceptable as well as greater amounts if a satisfactory explanation is provided. The mortgage payment history is required to reflect no more than three 30-day delinquencies during the most recent 12-month period and prior mortgage payment history may be rated on a case-by-case basis; provided that consecutive or "rolling" delinquencies are counted as one occurrence. A Chapter 7 bankruptcy or a Chapter 13 bankruptcy that has been discharged for a minimum of two years is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this Underwriting Program.

     2. Generally, the borrower must exhibit both employment and residential stability to date.

     3. The Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                            MAXIMUM
                           COMBINED           MAXIMUM
                         LOAN-TO-VALUE     DEBT-TO-INCOME
     PROPERTY TYPE           RATIO            RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------     --------------     ---------------------------------------
Owner Occupied One- to
  Four-Family..........        80%               50%
Self-Employed Owner
  Occupied One- to
  Four-Family..........        70%               50%          Exceptions to the Maximum Combined
                                                              Loan-to-Value Ratio may be considered
                                                              if the borrower's spouse has held a
                                                              salaried job for at least two years and
                                                              contributes at least 50% of total joint
                                                              income.

---------------

(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on gross monthly income. See "-- Monthly Income" below.

     4. The mortgaged property is required to be an owner-occupied, one- to four-family dwelling, which may include condominiums, townhouses or manufactured housing, in at least average repair, comparable to neighboring properties and generally in compliance with zoning regulations. If the mortgaged property is non-owner occupied, the Company reduces the Maximum Combined Loan-to-Value Ratio by 10%.

CLASS C+

     1. The Company generally requires both direct creditor verification and a credit report on the borrower by two independent credit reporting agencies reflecting the borrower's complete credit history. A credit history of at least one year is required and should reflect that existing and previous debts were paid in a generally satisfactory manner. No more than an aggregate of eight revolving credit accounts or installment credit accounts with 30- or 60- or 90-day delinquencies in the most recent 12-month period are considered. Collections of up to $300 are acceptable as well as greater amounts if a satisfactory explanation is provided. Mortgage payment history should reflect not more than four 30-day delinquencies and one 60-day delinquency during the most recent 12-month period; provided that consecutive or "rolling" delinquencies are counted as one occurrence.

     A Chapter 7 bankruptcy or a Chapter 13 bankruptcy that has been discharged for a minimum of two years is acceptable if the borrower has since established a payment history, notwithstanding such bankruptcy, consistent with this Underwriting Program.

     2. Generally, the borrower must have been employed with the same employer for at least one year or have established employment stability to date.

     3. The Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                            MAXIMUM
                           COMBINED           MAXIMUM
                         LOAN-TO-VALUE     DEBT-TO-INCOME
     PROPERTY TYPE           RATIO            RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------     --------------     ---------------------------------------
Owner Occupied One- to
  Four-Family..........        80%               50%          Exceptions to the Maximum
                                                              Debt-to-Income Ratio may be considered
                                                              on a case-by-case basis.
Self-Employed Owner
  Occupied One- to
  Four-Family..........        70%               50%          Exceptions to the Maximum
                                                              Debt-to-Income Ratio may be considered
                                                              on a case-by-case basis.

---------------

(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on gross monthly income. See "-- Monthly Income" below.

     4. The mortgaged property is required to be an owner occupied one- to four-family dwelling, which may include condominiums, townhouses or manufactured housing, in at least average repair, comparable to neighboring properties and generally in compliance with zoning regulations. If the mortgaged property is non-owner occupied, the Company reduces the Maximum Combined Loan-to-Value Ratio by 10%.

CLASS C

     1. The Company generally requires a credit report on the borrower by two independent credit reporting agencies reflecting the complete credit history of the borrower, but ratings are not a material factor in determining whether the loan is approved. Mortgage payment history must reflect no more than two 60-day delinquencies and one 90-day delinquency within the most recent 12 months, and the mortgage must be current or brought current with the proceeds of the loan; provided that consecutive or "rolling" delinquencies are counted as one occurrence. The borrower may use the proceeds of a loan to discharge a bankruptcy.

     2. Employment and income verification is required by direct employer contact and written documentation, such as pay stubs, W-2s and tax returns.

                            MAXIMUM
                           COMBINED         MAXIMUM
                         LOAN-TO-VALUE   DEBT-TO-INCOME
     PROPERTY TYPE           RATIO          RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------   --------------   -------------------------------------------
Owner Occupied One- to
  Four-Family..........       75%              50%        Only first mortgage loans may be originated
                                                          or acquired pursuant to these criteria.
Owner Occupied One- to
  Four-Family..........       70%              50%        Second mortgage loans may be originated or
                                                          acquired pursuant to these criteria.
Self-Employed Owner
  Occupied One- to
  Four-Family..........       65%              50%        First or second mortgage loans may be
                                                          originated or acquired pursuant to these
                                                          criteria.

---------------
(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on gross monthly income. See "-- Monthly Income" below.

     5. The mortgaged property is required to be owner occupied, in good repair and well maintained such that pride of ownership is evidenced. No rural property is considered as security for a loan originated or acquired for this Underwriting Program.

CLASS D

     1. The Company requires a credit report on the borrower by two independent credit reporting agencies reflecting the complete credit history of the borrower, but ratings are not a material factor in determining whether the loan is approved. Mortgage payment history will be considered on a case-by-case basis. The borrower may use the proceeds of a loan to discharge a bankruptcy.

     2. The Combined Loan-to-Value Ratios and Debt-to-Income Ratios must conform to the following criteria:

                            MAXIMUM
                           COMBINED         MAXIMUM
                         LOAN-TO-VALUE   DEBT-TO-INCOME
     PROPERTY TYPE           RATIO          RATIO(A)          ADDITIONAL CRITERIA OR VARIATION(A)
-----------------------  -------------   --------------   -------------------------------------------
Owner Occupied and
  Non-Owner Occupied
  One- to
  Four-Family..........       70%              50%        First mortgage loans may be originated or
                                                          acquired pursuant to these criteria. A $300
                                                          per person disposable income is also
                                                          required.

---------------
(a) Additional criteria with respect to the Maximum Debt-to-Income Ratio may apply depending on gross monthly income. See "-- Monthly Income" below.

     3. The mortgaged property may be an owner occupied or non-owner occupied one- to four-family dwelling. All mortgaged property must be in good repair and well maintained such that pride of ownership is evidenced.

     4. The maximum term of any loan originated or acquired for this Underwriting Program is fifteen years; provided that balloon mortgage loans with 30-year amortization schedules and single payments of the remaining loan balances at approximately 7, 10 or 15 years after origination may also be originated or acquired.

MONTHLY INCOME

     Under any Underwriting Program, Debt-to-Income Ratios must also conform to the following criteria, to the extent not otherwise satisfied pursuant to the criteria of such Underwriting Program:

                                                                            MAXIMUM
                                                                         DEBT-TO-INCOME
                             GROSS MONTHLY INCOME                            RATIO
        ---------------------------------------------------------------  --------------
        $1,500 or less.................................................        40%
        $1,501 to $4,000...............................................        45%
        $4,001 or more.................................................        50%

     Exceptions to the Maximum Debt-to-Income Ratio may be considered under any Underwriting Program on a case-by-case basis, provided that any exception is reasonable in light of the entire circumstances and approved by senior underwriters located at the Company's headquarters.

BALLOON MORTGAGE LOANS

     The Underwriting Guidelines provide that, notwithstanding the criteria described above in connection with any Underwriting Program, no balloon mortgage loan may be originated or acquired if (i) the amount of the loan is in excess of the dollar limit established from time to time, subject to exceptions on a case-by-case basis; (ii) the Combined Loan-to-Value Ratio of the loan is in excess of 95%; (iii) the amount of the loan is less than the dollar limit established from time to time.

CERTAIN CALCULATIONS RELATING TO COMBINED LOAN-TO-VALUE RATIOS

     Under all of the Underwriting Programs, the balance of the related Senior Lien, if any, used to determine the Combined Loan-to-Value Ratio for the mortgage loan is based on the judgment of the Company's underwriters. In determining the Combined Loan-to-Value Ratio in cases where the related Senior Lien, if any, secures an adjustable rate mortgage loan, the Company's underwriters also consider the historical performance of the index from which the mortgage interest rate is derived under the first mortgage and other credit factors. In addition, the maximum amount of any revolving credit line prior and superior to any mortgage loan is included in any calculation to determine the Combined Loan-to-Value Ratio.

QUALITY CONTROL AUDIT PROCEDURES

     The Company's quality control audit procedures consist of post-funding examinations in the areas of legal documentation, credit documentation and underwriting. Following the origination or purchase of each loan, the Company's loan verification department conducts a review and verification of the loan with specific attention to the following areas:

     Legal Documentation: The mortgage note, mortgage, deed of trust, Truth-in-Lending disclosure, Real Estate Settlement Procedures Act and Equal Credit Opportunity Act documents, title abstract, affidavits, riders, and all other documents required pursuant to statutory law are reviewed for existence, accuracy, and proper signatures.

     Credit Documentation: All credit verifications (such as verification of mortgage, verification of employment and verification of deposits), credit applications and credit reports are reviewed for existence, accuracy and proper signatures.

     Underwriting: Some loans are reviewed for compliance with the Company's underwriting standards for the Class of Underwriting Program (i.e., Class A Plus to Class D) under which the loan was originated or acquired.

     Quality control audits ("Quality Control Audits") are conducted on approximately thirty percent of the mortgage loans funded each month, measured by aggregate outstanding principal balance, beginning in the first week of the following month and completed in most cases no later than the end of such following month. Reports, with any major exceptions noted, are forwarded to Senior Management Representative for review and distribution to appropriate senior management. Audit and quality control functions are performed separately from the activities of the loan verification department by credit reviewers on each loan to assure the accuracy of disclosure in dollar amounts, interest rates and appraisals.

     Quality Control Appraisals: If a Quality Control Audit determines circumstances that warrant a reappraisal, a drive-by appraisal is conducted by an independent fee appraisal firm.

     The Company's quality control department uses the following guidelines when reviewing each appraisal:

          1. Up to 8% margin between the values reflected by each appraisal is acceptable.

          2. In the case of a margin of 8% or above between values, an addendum is prepared by the review appraiser and a quality control addendum is written reflecting the discrepancies between market values reflected by each appraisal.

          3. In the case of a margin of greater than 10% between values, when appropriate, further review and analysis is obtained from each of the appraisers involved. This is accomplished by submitting each appraisal to the opposite appraiser for review and written analysis. (All references to appraisal firms are omitted from the documents.)

     The foregoing information, along with a review by the Company's quality control department, is submitted in a monthly report to the President for review. Customer files, including both the original appraisal and the quality control appraisals, if any, are reviewed on all questionable appraisals. In the majority of cases, a review of the files and a quality control analysis is sufficient. A third appraisal can be ordered in any case where discrepancies are still unexplained to the Company's satisfaction.

     If an appraiser's market value or other appraisal data are deemed to be consistently inaccurate, a meeting is arranged to address these problems. If the problems continue or are not resolved to the Company's satisfaction, the appraisal firm is removed from the Company's list of approved appraisers.

COLLECTION PROCEDURES

     The related Prospectus Supplement will set forth the number and aggregate principal amount of mortgage loans serviced by the Company as of the end of the prior year and any completed calendar quarters in the current year, for itself and for investors (primarily major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA")). Such statistics may include loans that were not originated or acquired and re-underwritten by the Company but are serviced (principally for FNMA) on a contractual basis.

     The following describes collection procedures generally employed by the Company. Any significant deviations therefrom with respect to a pool of Mortgage Loans will be described in the related Prospectus Supplement. Collections are conducted by the Company's Service Center at its corporate headquarters located in Jacksonville, Florida, and the Company utilizes additional collection assistance from its branch office network when an account becomes seriously past due. Delinquent accounts are divided into groups of accounts of 0-29, 30-59 and 60 or more days past due. All collection activity on 0-29 day accounts is handled by Service Center collectors who collect in teams headed by a senior collector. When an account becomes 7 days past due, the mortgagor is generally called by phone with simultaneous notices being sent if contact by phone is not made. When an account becomes 30-59 days delinquent, it is assigned to a higher level Home Office collector experienced in default accounts. The Company also utilizes area collection managers in various metropolitan areas to further enhance the collection process who assume collection responsibility for accounts in those areas. On the 20th of the month, a list of 30-59 day accounts that remain delinquent is faxed to the originating branch office and the regional vice president responsible for the branch collection assistance. Personnel at the branches then engage in collection efforts and field work while personnel in the Service Center continue telephone collections. Thereafter, all accounts delinquent for 60 to 90 days are assigned to the respective branch for collection. Any such delinquent account will remain under branch supervision until it is either reduced to at most a 30-day delinquency status or is recommended for foreclosure. Prior to submitting an account for foreclosure, a 30 day breach notice is sent certified mail to the customer. If the breach is not cured, the account is referred to the default management area located in Jacksonville, and collection management attempts personal contact with the borrower to determine that all avenues of resolution have been considered. Accounts delinquent for 90 or more days are actively supervised by the regional vice president responsible for the respective branch. Branch offices are not responsible for the management of accounts in foreclosure, bankruptcy, litigation or otherwise designated for special consideration, all of which are the responsibility of either the Company's loan asset control department or its legal department.

     If foreclosure is necessary, the Company's loan asset control department supervises and monitors all related procedures (including bankruptcy proceedings) conducted by the foreclosure attorneys. If title to the mortgaged property is taken in the name of the mortgagee, the Company's real estate owned division attempts to insure that the property is preserved and protected. After review and analysis, a disposition strategy is developed and the property is marketed for sale.

DELINQUENCY AND LOSS EXPERIENCE

     The related Prospectus Supplement will set forth the Company's delinquency and charge-off experience at the dates indicated on mortgage loans included in its servicing portfolio, including loans in foreclosure proceedings, but excluding loans serviced by the Company that were not originated or acquired and re-underwritten by the Company (such portfolio, excluding such loans, the "Primary Servicing Portfolio").

OUTSTANDING REAL ESTATE OWNED

     Each Prospectus Supplement will set forth the number and value of properties acquired by the Company through foreclosure which were owned by the Company for its own account or on behalf of owners of mortgage loans included in the Company's Primary Servicing Portfolio as at the end of the immediately preceding calendar year and as at the end of the most recent complete calendar quarter.

                         DESCRIPTION OF THE SECURITIES

GENERAL

     The following summary describes certain terms of the Securities, common to each Pooling and Servicing Agreement and any Indenture and Trust Agreement. Forms of the Indenture, the Trust Agreement, the Pooling and Servicing Agreements and the Transfer Agreement providing for the transfer of Mortgage Loans from the Originators to the Depositors have been filed as exhibits to the Registration Statement of which this Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Securities, the Pooling and Servicing Agreement and the Transfer Agreement for each Trust, any Indenture and Trust Agreement and the related Prospectus Supplement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The Securities will represent beneficial interests in (sometimes referred to herein as "Certificates") or debt secured by (sometimes referred to herein as "Notes") the assets of the related Trust, including (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the funds and accounts established with respect to the related Trust, including all investments of amounts on deposit therein, (iv) certain rights of the Depositors under the Transfer Agreement and (v) certain other property, as described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, one or more Classes of Securities of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other form of credit enhancement. If so specified in the related Prospectus Supplement, a Series of Securities may have the benefit of one or more of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy of similar credit enhancement. Any such credit enhancement may be included in the assets of the related Trust. See "Description of Credit Enhancement" herein.

     A Series of Securities may include one or more Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Security may be zero or may be a notional amount as specified in the related Prospectus Supplement. A Class of Securities of a Series entitled to payments of interest may receive interest at a specified rate (a "Securities Interest Rate") which may be fixed, variable or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average Mortgage Interest Rate on the related Mortgage Loans, or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Securities upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the occurrence of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Mortgage Loans held by the related Trust. The rights of one or more Classes of Securities may be senior or subordinate to the rights of one or more of the other Classes of Securities. A Series may include two or more Classes of Securities which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

     Each Class of Securities of a Series will be issued in the denominations specified in the related Prospectus Supplement. Each Security will represent a percentage interest (a "Percentage Interest") in the Securities of the respective Class, determined by dividing the original dollar amount (or Notional Principal Amount, in the case of certain Securities entitled to receive interest only) represented by such Security by the Original Principal Balance of such Class.

     One or more Classes of Securities of a Series may be issuable in the form of fully registered definitive certificates or, if so specified in the related Prospectus Supplement, one or more Classes of Securities of a Series (the "Book-Entry Securities") may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Book-Entry Securities will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to Book-Entry Certificates, all references herein to "holders" of Securities shall reflect the rights of owners of the Book-Entry Securities, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "-- Registration of Securities" herein.

     Unless otherwise specified in the related Prospectus Supplement, on each Payment Date and Special Payment Date, there shall be paid to each person in whose name a Security is registered on the related Record Date or Special Record Date (defined herein) as applicable (which in case of the Book-Entry Securities initially will be only Cede, as nominee of DTC), the portion of the aggregate payment to be made to holders of such Class to which such holder is entitled, if any, based on the Percentage Interest, held by such holder of such Class.

INTEREST

     Unless otherwise specified in the related Prospectus Supplement, interest will accrue on each Class of Securities of a Series (other than a Class of Securities entitled to receive only principal) during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Securities Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Securities at the applicable Securities Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Payment Date, commencing on the day specified in the related Prospectus Supplement and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Securities ("Accrual Securities") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Securities will be added to the principal balance thereof on each Payment Date and will thereafter bear interest at the applicable Securities Interest Rate. Payments of interest with respect to any Class of Securities entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Securities) with respect to any Series of Securities or one or more Classes of Securities of such Series, may be reduced to the extent of interest shortfalls not covered by Advances or by any applicable credit enhancement.

PRINCIPAL

     On each Payment Date, commencing with the Payment Date specified in the related Prospectus Supplement, principal with respect to the related Mortgage Loans during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Securities of the related Series (other than a Class of Securities of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Unless otherwise specified in the related Prospectus Supplement, such principal payments will generally include (i) the principal portion of all scheduled payments ("Monthly Payments") received on the related Mortgage Loans during the related Due Period, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and in part ("Curtailments") received during the related Due Period or such other period (each, a "Prepayment Period") specified in the related Prospectus Supplement, (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (defined herein) or a REO Property (defined herein), net of any amounts applied to the repair of the

Mortgaged Property or released to the Mortgagor (defined herein) and net of reimbursable expenses ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with any partial release of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Depositors (which are limited to amounts paid by the Representative or an Originator pursuant to the related Transfer Agreement, unless otherwise specified in the related Prospectus Supplement) in connection with the purchase of or substitution for a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Transfer Agreement and assigned to the related Trust under the related Pooling and Servicing Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan"), to the extent not included in the amounts described in clauses (i) through (iv) above (the aggregate of the amounts described in clauses (i) through (v), the "Basic Principal Amount"). Payments of principal with respect to a Series of Securities or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by advances or any applicable credit enhancement.

ASSIGNMENT OF THE MORTGAGE LOANS

     At the time of issuance of a Series of Securities, the Originators, pursuant to a Transfer Agreement (the "Transfer Agreement") among the Originators and the Depositors, will assign the Mortgage Loans to the Depositors together with all principal and interest received on or with respect to the Mortgage Loans, other than (i) principal and interest received before the related Cut-off Date (and interest received on or after the Cut-off Date but accrued prior to the Cut-off Date) and (ii) unless otherwise specified in the related Prospectus Supplement, the Representative's Yield. On such date, the Depositors will assign the Mortgage Loans to the Trust pursuant to a Pooling and Servicing Agreement.

     Each Mortgage Loan will be identified in a schedule included as an exhibit to the related Transfer Agreement and the related Pooling and Servicing Agreement (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will set forth certain information with respect to each Mortgage Loan, including, among other things, the principal balance as of the Cut-off Date, the Mortgage Interest Rate, the scheduled monthly payment of principal and interest, the maturity of the Mortgage Note, the Combined Loan-to-Value Ratio at origination and, as applicable, the Home Equity Loan Ratio at origination.

     In addition, the Originators will, with respect to each Mortgage Loan, deliver to the applicable Depositor the Mortgage Note endorsed to the order of the Depositor or a Custodian or in blank, the mortgage with evidence of recording thereon, an assignment of the mortgage to the Depositor or a Custodian or in blank, evidence of title insurance, intervening assignments of the mortgage, assumption and modification agreements and, in the case of Mortgage Loans secured by Mortgaged Property improved by a manufactured housing unit, the certificate of title, if any (collectively, the "Mortgage File"). The Depositor shall simultaneously deliver such Mortgage Note, Mortgage and assignment of Mortgage to the Trust, endorsed as set forth in the related Pooling and Servicing Agreement. It is expected that each such transfer will be effected by endorsement and delivery to a Custodian, which Custodian shall hold such instruments and documents for the Depositor, the Trust and the Indenture Trustee, if any, as their interests may appear. The assignment of Mortgage shall be recorded in the name of the Trustee. With respect to a loan on a unit in a cooperative, the related Mortgage Note, the original security agreement, the proprietary lease or occupancy agreement, the related stock certificate evidencing the ownership interest in the cooperative association and blank stock powers and a copy of the original filed financing statement and assignments thereof in form sufficient for filing shall be so delivered and, where required, filed. With respect to any Mortgage Loan secured by a Mortgaged Property located in the State of Illinois held in a trust formed under a trust agreement between a trustee and one or more beneficiaries named therein pursuant to which such trustee holds legal and equitable title to the Mortgaged Property and such beneficiaries are the owners of the beneficial interest in such trust (an "Illinois Land Trust"), the Originators will not be required to deliver an assignment of the mortgage to the Depositors, but will be required to deliver or cause to be delivered to the Depositors the original assignment of beneficial interest executed by the beneficiaries of the Illinois Land Trust assigning to the Originator all of such beneficiaries' rights in the Illinois Land Trust (or a copy thereof certified by the related trustee, under certain circumstances), an original reassignment of the assignment of beneficial interest to the Depositors, all originals of intervening reassignments of beneficial interest, together with a certified copy of the instrument creating the Illinois Land Trust, a copy of the financing statement evidencing the assignment of the Mortgagor's beneficial interest in the Illinois Land Trust (with evidence of filing thereon) and the original personal guaranty of the Mortgage Note executed by each beneficiary of the Illinois Land Trust, all of which shall also constitute part of the Mortgage File with respect to Mortgage Loans secured by Mortgaged Property held in an Illinois Land Trust. The Depositors will assign each of such documents to the Trust, which shall in turn assign such documents to the Indenture Trustee, if any related Securities represent debt secured by the Mortgage Loans.

     If, with respect to any Mortgage Loan, the Originators are unable to deliver to the Depositors on the Closing Date the mortgage or any assignment with evidence of recording thereon because they have not yet been returned from the public recording office, the Originators are required to deliver or cause to be delivered on the Closing Date a certified true copy of such mortgage or assignment, which certification may be that of an officer of the respective Originator. If, with respect to any Mortgage Loan, the Depositors are unable to deliver an original policy of title insurance because such policy has not yet been delivered by the insurer, the Depositors are required to deliver or cause to be delivered the commitment or binder to issue the title insurance. The Depositors are required to deliver or cause to be delivered the mortgage or assignment with evidence of recording thereon and an original title insurance policy within five Business Days after receipt thereof and in any event within one year after the Closing Date, provided, however, that if a mortgage or assignment has not been returned from the appropriate public recording office, the respective Originator is required to deliver a certified copy of the mortgage and a receipted copy of the assignment from the appropriate public recording office prior to the expiration of such one year period. The Servicer is required to cause the assignments of mortgage to be recorded in the appropriate public recording offices. With respect to loans on units in cooperatives, the Trustee or the Servicer, as specified in the related Prospectus Supplement, will also be required to use its best efforts to file continuation statements.

     Pursuant to the Pooling and Servicing Agreement, the Trustee will agree, for the benefit of the holders of the related Securities to review (or cause to be reviewed) each Mortgage File within 45 days (or such other time period as may be specified in the related Prospectus Supplement) after the Closing Date to ascertain that all required documents have been executed and received.

     If the Trustee (or if specified in the related Prospectus Supplement, any Credit Provider (defined herein)) during such 45-day period finds any document constituting a part of a Mortgage File which is not executed, has not been received or is unrelated to the Mortgage Loans, or that any Mortgage Loan does not conform to the delivery requirements described above or to the description thereof as set forth in the Mortgage Loan Schedule (other than certain descriptive items set forth in the Mortgage Loan Schedule), the Trustee (or the Credit Provider) is required to promptly so notify the Depositors, the Servicer, the Representative, the Originators, the Credit Provider, if any, and the Trustee. The Servicer is required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a Mortgage File of which it is so notified. If the Servicer has not caused the defect to be remedied within 60 days (or such other time period as may be specified in the related Prospectus Supplement) after notice thereof and the defect materially and adversely affects the interests of the holders of the Securities in the related Mortgage Loan or the interests of the Credit Provider, the Servicer is required, on the immediately following Determination Date (defined herein), to either (i) cause the respective Originator to substitute in lieu of such Mortgage Loan a mortgage loan that meets certain criteria set forth in the Pooling and Servicing Agreement (a "Qualified Substitute Mortgage Loan") and, if the then outstanding principal balance of such Qualified Substitute Mortgage Loan plus accrued and unpaid interest thereon is less than the outstanding principal balance of the substituted Mortgage Loan as of the date of such substitution plus accrued and unpaid interest thereon and the amount of any unreimbursed Servicing Advances, cause the respective Originator to deliver to the Servicer, to become part of the amount remitted by the Servicer on the related Payment Date, the amount of any such shortfall (a

"Substitution Adjustment") or (ii) cause the respective Originator to purchase such Mortgage Loan at a price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase plus all accrued and unpaid interest thereon computed at the Mortgage Interest Rate, net of the Servicing Fee if the Representative is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer, which purchase price is required to be deposited in the Principal and Interest Account on the next succeeding Determination Date (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Principal and Interest Account for future distribution).

REPRESENTATIONS AND WARRANTIES OF THE ORIGINATORS AND THE DEPOSITORS

     Unless otherwise specified in the related Prospectus Supplement, each Originator will represent, among other things, that as to each Mortgage Loan conveyed by any Originator to the Depositors as of the related Closing Date:

          1. The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct;

          2. All of the original or certified documentation constituting the Mortgage Files (including all material documents related thereto) has been or will be delivered to the Depositors or to the custodian appointed to hold the Mortgage Files (the "Custodian"), if any, on the Closing Date or as otherwise provided in the Agreement;

          3. Each Mortgage Loan is principally secured by the related Mortgaged Property. Each Mortgaged Property is improved by a one- to four-family residential dwelling, including, if and to the extent specified in the related Prospectus Supplement, cooperatives or mobile homes;

          4. All of the Balloon Loans, if any, provide for monthly payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than the number of months following the date of origination set forth in the related Prospectus Supplement and no later than at the end of the year following the date of origination set forth in the related Prospectus Supplement. Each other fixed-rate Mortgage Note will provide for a schedule of substantially equal monthly payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date;

          5. Each Mortgage is a valid and subsisting first, second or, if so specified in the related Prospectus Supplement, more junior lien of record on the Mortgaged Property subject, in the case of any second or more junior Mortgage Loan, only to the Senior Lien or Liens on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, or the other evidence of title delivered pursuant to the Transfer Agreement, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. If the Mortgaged Property is held in an Illinois Land Trust,
     (i) a natural person is the beneficiary of such Illinois Land Trust, and either is a party to the Mortgage Note or is a guarantor thereof, in either case, in an individual capacity and not in the capacity of trustee or otherwise, and, if a party to the Mortgage Note, is jointly and severally liable under the Mortgage Note and (ii) the Mortgagor is the trustee of such Illinois Land Trust, is a party to the Mortgage Note and is the Mortgagor under the Mortgage in its capacity as such trustee and not otherwise;

          6. Except with respect to liens released immediately prior to the transfer contemplated in the Transfer Agreement, immediately prior to the transfer and assignment contemplated in the Transfer Agreement, the Originator held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Originator subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Depositors will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan (other than the

     Representative's Yield and amounts received on or after the Cut-off Date in respect of interest accrued prior to the Cut-off Date) subject to no liens, charges, mortgages, encumbrances or rights of others;

          7. With respect to each Mortgage Loan secured by a second or more junior Mortgage, the related Senior Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related Senior Lien may adjust, but not more frequently than every six months;

          8. The percentage of the Mortgage Loans which are secured by an Owner Occupied Mortgaged Property; and

          9. Each Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, to the description thereof set forth in this Prospectus and the related Prospectus Supplement.

     Such Originator will also make representations as to the percentage of Mortgage Loans which are Balloon Loans, the percentage of Mortgage Loans secured by Mortgaged Properties located within any single zip code area and the percentage of the Mortgage Loans which were 30 or more days contractually delinquent and 60 or more days contractually delinquent. For purposes of this representation, "30 or more days contractually delinquent" means that a monthly payment due on a due date was unpaid as of the end of the month in which occurred the next succeeding due date and "60 or more days contractually delinquent" means that a monthly payment due on a due date was unpaid as of the end of the month in which occurred the second due date following the due date on which such monthly payment was due.

     In addition, each Originator will, with respect to each Bankruptcy Mortgage Loan, make certain representations regarding (i) the number of payments made under the related Bankruptcy Plan and (ii) the ratio of (a) the outstanding principal balance of the Bankruptcy Mortgage Loan (plus the outstanding principal balance of any Senior Lien) divided by (b) the current appraised value of the related Mortgaged Property, as determined within 30 days after the Closing Date. If there is a breach of these representations as to any Bankruptcy Mortgage Loan which is not waived by the Trustee or any Credit Provider, the Originators may, as described below, be required to repurchase such Bankruptcy Mortgage Loan. Such repurchases would have the effect of increasing the rate of prepayment of the Mortgage Loans.

     Pursuant to the related Pooling and Servicing Agreement, the Depositors will make substantially identical representations and warranties with respect to the Mortgage Loans conveyed by the Depositors thereunder. Upon the discovery by any of the Depositors, the Representative, any Originator, the Servicer, any Subservicer, the Custodian, the Credit Provider, if any, the Trustee or any other party specified in such Pooling and Servicing Agreement that any of the representations and warranties described above have been breached in any material respect as of the Closing Date, with the result that the interests of the holders of the related Securities in the related Mortgage Loan or the interests of the Credit Provider or any party specified in such Pooling and Servicing Agreement are materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Within 60 days (or such other period as may be specified in the related Prospectus Supplement) of the earlier to occur of its discovery or its receipt of notice of any such breach, the Servicer is required to (i) cure or cause the respective Originator to cure such breach in all material respects, (ii) remove each Mortgage Loan which has given rise to the requirement for action, or cause the respective Originator to substitute one or more Qualified Substitute Mortgage Loans and, if the outstanding principal balance of such Qualified Substitute Mortgage Loans plus accrued and unpaid interest thereon as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon and any unreimbursed Servicing Advances, of the replaced Mortgage Loans as of the date of substitution, deliver or cause the respective Originator to deliver a Substitution Adjustment to the Servicer, to become part of the amount remitted by the Servicer to the Trustee on the related Payment Date, or (iii) purchase or cause the respective Originator to purchase such Mortgage Loan at a price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase plus all accrued and unpaid interest on such outstanding principal balance computed at the Mortgage Interest Rate, net of the Servicing Fee if the Representative is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer, and deposit such purchase price into the Principal and Interest Account on the next succeeding Determination Date or other date specified in the related Pooling and Servicing Agreement; provided, however, that if a REMIC election has been made with respect to the related Series of Securities, no such purchase or substitution may be made if such Mortgage Loan is not in default or no default as to such Mortgage Loan is imminent unless there shall have been delivered to the Trustee an opinion of counsel knowledgeable in federal income tax matters which states that such a purchase or substitution would not constitute a prohibited transaction under the REMIC Provisions (defined herein) or cause the REMIC to fail to qualify as such at any time the related Securities are outstanding. The obligation of the Depositors and the Originators to cure, substitute or purchase any Mortgage Loan as described above will constitute the sole remedy respecting a material breach of any such representation or warranty to the holders of the related Securities or the Trustee. The obligation of the Depositors to so cure, substitute or purchase shall be limited to the obligation of the Servicer to cause the Originators to do so. The Depositors will have no substantial assets other than certain Securities retained by them issued by trusts formed by the Depositors.

PAYMENTS ON THE MORTGAGE LOANS

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Servicer to cause to be established and maintained an account (the "Principal and Interest Account") at an institution meeting certain ratings and other criteria set forth in the Pooling and Servicing Agreement (an "Eligible Account"), into which it is required to deposit certain payments received in respect of the Mortgage Loans, as more fully described below. Unless otherwise specified in the related Prospectus Supplement, all funds in the Principal and Interest Account are required to be held (i) uninvested, either in trust or insured by the Federal Deposit Insurance Corporation up to the limits provided by law, (ii) invested in certain permitted investments, which are generally limited to United States government securities and other high-quality investments and repurchase agreements or similar arrangements with respect to such investments, (iii) invested in certain asset management accounts maintained by the Trustee or (iv) invested in such other investments which the Insurer and the Rating Agencies may approve ("Permitted Instruments"). Unless otherwise specified in the related Prospectus Supplement, any investment earnings on funds held in the Principal and Interest Account will be for the account of the Servicer.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer is required to use its reasonable efforts to deposit into the Principal and Interest Account within one business day and in any event to deposit within two business days of receipt all Monthly Payments received on or after the related Cut-off Date (other than amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date) and all Principal Prepayments and Curtailments collected on or after the Cut-off Date (net of the Representative's Yield and the Servicing Fee with respect to each Mortgage Loan and other servicing compensation payable to the Servicer as permitted by the Pooling and Servicing Agreement), all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts paid in connection with the repurchase of any Mortgage Loan, the amount of any Substitution Adjustments, the amount of any losses incurred in connection with investments in Permitted Instruments and certain amounts relating to insufficient insurance policies and REO Property.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

          (i) for deposit to the Collection Account no later than the third business day preceding each Monthly Deposit Date (defined below), if any, and each Payment Date, the Excess Spread (defined below), if any, and the Available Payment Amount for the related Monthly Period (defined below). "Excess Spread" means generally the aggregate excess, if any, of interest accrued on the related Mortgage Loans during the Due Period over interest accrued on the related Securities at the applicable Securities Interest Rates on the related Payment Date. The "Monthly Deposit Date" is the day of each month other than a month in which a Payment Date occurs specified in the related Prospectus Supplement with respect to a Series of Securities providing for Payments to be made less frequently than monthly. A "Monthly Period" is the calendar month preceding the month in which the related Monthly Deposit Date or Payment Date occurs and, if Payment Dates for a Series of Securities occur monthly, may be identical to the Due Period;

          (ii) to reimburse itself for any accrued unpaid Servicing Fees and unreimbursed Servicing Advances. Unless otherwise specified in the related Prospectus Supplement, the Servicer's right to

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

     reimburse itself for unpaid Servicing Fees and unreimbursed Servicing Advances will be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed;

          The Servicer's rights to such reimbursement will be prior to the rights of holders of the related Securities unless the Representative is the Servicer and the Representative or any Originator is required to purchase or substitute a Mortgage Loan pursuant to the Pooling and Servicing Agreement and the Transfer Agreement, in which case the Servicer's right to such reimbursement shall be junior to the payment to such holders of the purchase price or Substitution Adjustment;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) to make investments in Permitted Instruments and, after effecting the remittance described in clause (i) above, to pay itself interest earned in respect of Permitted Instruments or on funds deposited in the Principal and Interest Account;

          (v) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein (such as servicing compensation) or were deposited therein in error;

          (vi) to pay itself the Servicing Fee and any other permitted servicing compensation to the extent not previously retained or paid;

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property;

          (viii) to make Servicing Advances, as more fully described below; and

          (ix) with respect to a Bankruptcy Loan, to remit to the applicable Depositor certain payments, as provided in the Pooling and Servicing Agreement; and

          (x) to clear and terminate the Principal and Interest Account upon the termination of the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer is required to wire transfer to the Collection Account the amount described in clause (i) above no later than the third business day preceding each Monthly Deposit Date, if any, and each Payment Date.

ADVANCES FROM THE PRINCIPAL AND INTEREST ACCOUNT; SERVICING ADVANCES

     Unless otherwise specified in the related Prospectus Supplement, not later than the close of business on the third business day prior to each Monthly Deposit Date, if any, and each Payment Date, the Servicer is required to withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution and remit for deposit in the Collection Account an amount (each, an "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and if so specified in the related Pooling and Servicing Agreement, the Excess Spread) accrued during the related Monthly Period, but uncollected as of the close of business on the last day of the related Monthly Period. The Servicer generally shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

     In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations ("Servicing Advances"), including, but not limited to, the cost of (i) maintaining REO Properties; (ii) any enforcement or judicial proceedings, including foreclosures; and (iii) the management and liquidation of Mortgaged Property acquired in satisfaction of the related Mortgage. Unless otherwise provided in the related Pooling and Servicing Agreement, the Servicer may pay all or a portion of any Servicing Advance out of excess amounts on deposit in the Principal and Interest Account and held for future distribution on the date on which such Servicing Advance is made. Any such excess amounts so used will be required to be replaced by the Servicer by deposit to the Principal and Interest Account no later than the date specified in the related Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer may recover Servicing Advances to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan. To the extent the Servicer, in its good faith business judgment, determines that certain Servicing Advances, as described in the Pooling and Servicing Agreement, will not be ultimately recoverable from late collections, Insurance Proceeds, Liquidation Proceeds on the related Mortgage Loans or otherwise ("Nonrecoverable Advances"), the Servicer may reimburse itself from the amounts available after distributions to the holders of Securities and payment of certain other fees and expenses.

     The Servicer is not required to make any Servicing Advance which it determines would be a Nonrecoverable Advance.

DISTRIBUTIONS

     The Trustee is required to establish a trust account (referred to herein as the "Collection Account", but which may have such other designation as is set forth in the related Prospectus Supplement) into which there shall be deposited amounts transferred by the Servicer from the Principal and Interest Account. The Collection Account is required to be maintained as an Eligible Account. Amounts on deposit in the Collection Account may be invested in Permitted Instruments and other investments specified in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, on each Monthly Deposit Date, if any, and each Payment Date the Trustee is required to withdraw from the Collection Account and distribute the amounts set forth in the related Prospectus Supplement, to the extent available, in the priority set forth therein, which generally will include (in no particular order of priority):

          (i) deposits into any account established for the purpose of paying credit enhancement fees and premiums;

          (ii) if a Spread Account, Reserve Fund or similar account is established with respect to a Series of Securities, deposits into such fund or account of the Excess Spread or other amounts required to be deposited therein;

          (iii) payments to the holders of the Securities on account of interest and principal, in the order and manner set forth in the related Prospectus Supplement;

          (iv) reimbursement of the Servicer and/or the Representative for amounts expended by the Servicer or the Representative and reimbursable thereto under the related Pooling and Servicing Agreement but not previously reimbursed;

          (v) payments to the Servicer of an amount equal to Nonrecoverable Advances previously made by the Servicer and not previously reimbursed; and

          (vi) after the payments and deposits described above and in the related Prospectus Supplement, the balance, if any, to the persons specified in the related Prospectus Supplement.

     The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the amount available under any credit enhancement, including amounts withdrawn from any Spread Account or Reserve Fund, less (b) the amount of the premiums or fees payable to the Credit Provider, if any, during the related Due Period.

     Generally, to the extent a Credit Provider makes payments to holder of Securities, such Credit Provider will be subrogated to the rights of such holders with respect to such payments and shall be deemed, to the extent of the payments so made, to be a registered holder of such Securities.

     For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Payment Date.

     "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Servicer during each month in the related Due Period, net of the Servicing Fee paid to the Servicer during each month in the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Servicer, plus (b) the amount of any Advances, less, if so specified in the related Prospectus Supplement, (c) the Excess Spread or other amounts specified in such Prospectus Supplement.

     "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment received by the Servicer or any Subservicer during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such Due Period (or the applicable period (the "Prepayment Period") specified in the related Prospectus Supplement), (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period, (iv) (a) that portion of the purchase price of any purchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during such Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)), less the amount of Special Payments, if any, paid to the holders of the Securities on any Special Payment Date occurring in the related Accrual Period.

     "Mortgage Loan Losses" means, for Mortgage Loans that become Liquidated Mortgage Loans during the related Due Period, the amount, if any, by which (i) the sum of the outstanding principal balance of each such Mortgage Loan (determined immediately before such Mortgage Loan became a Liquidated Mortgage
Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds
(ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

     "Payment Date" means the monthly, quarterly or other periodic date specified in the related Prospectus Supplement on which payments will be made to holders of the related Securities.

     "Special Payment Date" means the day on which a special redemption of or special remittance to holders of one or more Classes of Securities of a Series will be made, as specified in the related Prospectus Supplement.

     "Special Record Date" means the record date established with respect to a Special Payment Date as specified in the related Prospectus Supplement.

     "Special Payment Amount" means the amount of a special remittance or special redemption price paid to holders of one or more classes of Securities of a Series, as specified in the related Prospectus Supplement.

SPECIAL PAYMENTS

     If so specified in the related Prospectus Supplement, a Series of Securities providing for Payment Dates occurring other than monthly may provide for special payments ("Special Payments") to be made to holders of Securities of one or more Classes in the amount (the "Special Payment Amount") and on the dates ("Special Payment Dates") specified in such Prospectus Supplement. The related Prospectus Supplement will describe the circumstances under which such Special Payments will be made, which may be as a result of receipt of Principal Prepayments in excess of a specified amount or otherwise. Unless otherwise specified in the related Prospectus Supplement, such Special Payments will result in amounts which would otherwise have been distributed on the next succeeding Payment Date being paid instead on one or more Special Payment Dates.

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

OPTIONAL DISPOSITION OF MORTGAGE LOANS

     If so specified in the related Prospectus Supplement, the Servicer, the Depositors or the holders of the Class of Securities or such other person specified in such Prospectus Supplement may cause the Trust to sell all of the Mortgage Loans and all REO Properties when the Pool Principal Balance declines to the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement, when the outstanding principal balance of a Class of Securities specified in the related Prospectus Supplement declines to the percentage of the original principal balance of such Class specified in the related Prospectus Supplement or at such other time as is specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the related Pooling and Servicing Agreement will establish a minimum price at which such Mortgage Loans and REO Properties may be sold generally equal to the principal amount thereof plus accrued interest thereon. Such minimum price may include certain expenses and other amounts or such party as is specified in the related Prospectus Supplement may be required to pay all or a portion of such expenses or other amounts at the time of sale. Unless otherwise specified in the related Prospectus Supplement, the proceeds of any such sale will be distributed to holders of the Securities on the Payment Date next following the date of disposition.

MANDATORY DISPOSITION OF MORTGAGE LOANS

     If so specified in the related Prospectus Supplement, the Servicer, the Depositors or such other entities as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Securities by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise, under the circumstances set forth in such Prospectus Supplement. The procedures for the solicitation of such bids will be described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Representative, the Servicer, the Originators and any Underwriter (defined herein) will be permitted to submit bids. If so specified in the related Prospectus Supplement, a minimum bid or reserve price may be established. If so specified in the related Prospectus Supplement, the Underwriter or such other entity specified in such Prospectus Supplement will be required to confirm that the accepted bid will result in the sale of the assets of the Trust at their fair market value.

FORWARD COMMITMENTS; PREFUNDING

     If so specified in the related Prospectus Supplement, a Pooling and Servicing Agreement or other agreement may provide for the transfer by the Depositors of additional Mortgage Loans to the related Trust after the Closing Date for the related Securities. In such case, it is expected that the related Transfer Agreement will provide for a concurrent transfer of such additional Mortgage Loans from one or more Originators to the Depositors. Such additional Mortgage Loans will be required to conform to the requirements set forth in the related Pooling and Servicing Agreement or other agreement providing for such transfer. As specified in the related Prospectus Supplement, such transfer may be funded by the application for a specified period of all or a portion of payments on the Mortgage Loans originally included in the related Mortgage Pool or by the establishment of a Prefunding Account (a "Prefunding Account"). If a Prefunding Account is established, all or a portion of the proceeds of the sale of one or more Classes of Securities of the related Series will be deposited in such account to be released as additional Mortgage Loans are transferred. Unless otherwise specified in the related Prospectus Supplement, a Prefunding Account will be required to be maintained as an Eligible Account. The related Pooling and Servicing Agreement or other agreement providing for the transfer of additional Mortgage Loans will generally establish a specified period of time within which such transfers must be made. Unless otherwise specified in the related Prospectus Supplement, amounts set aside to fund such transfers (whether in a Prefunding Account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in such Prospectus Supplement.

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

REPORTS TO HOLDERS

     On each Payment Date, there will be forwarded to each holder a statement setting forth, among other things, the information as to such Payment Date required by the related Pooling and Servicing Agreement, which generally will include, except as otherwise provided therein, if applicable:

          (i) the Available Payment Amount (and any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
     Section 362 of the United States Bankruptcy Code);

          (ii) the principal balance of each class of Securities as reported in the report for the immediately preceding Payment Date, or, with respect to the first Payment Date for a Series of Securities, the Original Principal Balance of such Class;

          (iii) the number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period and the amount of any Special Payments made during the related Accrual Period;

          (iv) the amount of all Curtailments which were received during the related Due Period;

          (v) the principal portion of all Monthly Payments received during the related Due Period;

          (vi) the amount of interest received on the Mortgage Loans during the related Due Period;

          (vii) the aggregate amount of the Advances to be made with respect to the Payment Date;

          (viii) certain delinquency and foreclosure information as described more fully in the related Pooling and Servicing Agreement, and the amount of Mortgage Loan Losses during the related Due Period;

          (ix) the amount of interest and principal due to the holders of each Class of Securities of such Series on such Payment Date;

          (x) the amount then available in any Spread Account or Reserve
     Account;

          (xi) the amount of the payments, if any, to be made from any credit enhancement on the Payment Date;

          (xii) the amount to be distributed to the holders of any subordinated or residual securities on the Payment Date;

          (xiii) the principal balance of each Class of Securities of such Series after giving effect to the payments to be made on the Payment Date;

          (xiv) with respect to the Mortgage Pool, the weighted average maturity and the weighted average Mortgage Interest Rate of the Mortgage Loans as of the last day of the related Due Period;

          (xv) the amount of all payments or reimbursements to the Servicer for accrued unpaid Servicing Fees, unreimbursed Servicing Advances and interest in respect of Permitted Instruments or funds on deposit in the Principal and Interest Account and certain other amounts during the related Due Period;

          (xvi) the Pool Principal Balance as of the immediately preceding Payment Date, the Pool Principal Balance after giving effect to payments received and Mortgage Loan Losses incurred during the related Due Period and the ratio of the Pool Principal Balance to the Original Pool Principal Balance. As of any Payment Date, the "Pool Principal Balance" equals the aggregate outstanding principal balance of all Mortgage Loans, as reduced by the aggregate Mortgage Loan Losses, at the end of the related Due Period;

          (xvii) certain information with respect to the funding, availability and release of monies from any Spread Account or Reserve Fund;

          (xviii) the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

          (xiv) the amounts that are reimbursable to the Servicer, the Representative or the Depositors, as appropriate; and

          (xv) such other information as the holders reasonably require.

     The Servicer will also be required to furnish to any holder upon request
(i) annual audited financial statements of the Servicer for one or more of the most recently completed three fiscal years for which such statements are available, and (ii) interim unaudited financial statements of the Servicer relating to periods subsequent to the most recent annual audited period.

DESCRIPTION OF CREDIT ENHANCEMENT

     To the extent specified in the related Prospectus Supplement, credit enhancement for one or more Classes of a Series of Securities may be provided by one or more of a letter of credit, financial guaranty insurance policy, reserve fund, spread account, cash collateral account, mortgage pool insurance policy, special hazard insurance policy or other type of credit enhancement. Credit enhancement may also be provided by overcollateralization or by subordination of one or more Classes of Securities of a Series to one or more other Classes of Securities of such Series. Any credit enhancement will be limited in amount and scope of coverage. Unless otherwise specified in the related Prospectus Supplement, credit enhancement for a Series of Securities will not be available for losses incurred with respect to any other Series of Securities. To the extent credit enhancement for any Series of Securities is exhausted, or losses are incurred which are not covered by such credit enhancement, the holders of the Securities will bear all further risk of loss.

     The amounts and types of credit enhancement, as well as the provider thereof (the "Credit Provider"), if applicable, with respect to each Series of Securities will be set forth in the related Prospectus Supplement. To the extent provided in the applicable Prospectus Supplement and the related Pooling and Servicing Agreement, any credit enhancement may be periodically modified, reduced or substituted for as the aggregate principal balance of the related Mortgage Pool decreases, upon the occurrence of certain events or otherwise. Unless otherwise specified in the related Prospectus Supplement, to the extent permitted by the applicable Rating Agencies and provided that the then current rating of the affected Securities is not reduced or withdrawn as a result thereof, any credit enhancement may be cancelled or reduced in amount or scope of coverage or both.

     The descriptions of credit enhancement arrangements included in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of governing documents, copies of which will be available upon request.

     Financial Guaranty Insurance Policy. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond (a "Securities Insurance Policy") may be obtained and maintained for a Class or Series of Securities. The issuer of the Securities Insurance Policy (the "Insurer") will be described in the related Prospectus Supplement and a copy of the form of Securities Insurance Policy will be filed with the related Current Report on Form 8-K.

     Unless otherwise specified in the related Prospectus Supplement, a Securities Insurance Policy will be unconditional and irrevocable and will guarantee to holders of the applicable Securities that an amount equal to the full amount of distributions due to such holders will be received by the Trustee or its agent on behalf of such holders for distribution on each Payment Date.

     The specific terms of any Securities Insurance Policy will be set forth in the related Prospectus Supplement. A Securities Insurance Policy may have limitations and generally will not insure the obligation of the Depositors or any Originator to purchase or substitute for a defective Mortgage Loan and will not guarantee any specific rate of principal prepayments.

     Unless otherwise specified in the related Prospectus Supplement, the Insurer will be subrogated to the rights of each holder to the extent the Insurer makes payments under the Securities Insurance Policy.

     Letter of Credit. If so specified in the related Prospectus Supplement, all or a component of credit enhancement for a Class or a Series of Securities may be provided by a letter of credit (a "Letter of Credit") issued by a bank or other financial institution (a "Letter of Credit Issuer") identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Letter of Credit will be irrevocable. A Letter of Credit may provide coverage with respect to one or more Classes of Certificates or the underlying Mortgage Loans or, if specified in the related Prospectus Supplement, may support a specified obligation or be provided in lieu of the funding with cash of a Reserve Fund or Spread Account (each as defined below). The amount available, conditions to drawing, if any, and right to reimbursement with respect to a Letter of Credit will be specified in the related Prospectus Supplement. A Letter of Credit will expire on the date specified in the related Prospectus Supplement, unless earlier terminated or extended in accordance with its terms.

     Mortgage Pool Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Securities may be provided by a mortgage pool insurance policy (a "Pool Insurance Policy") issued by the insurer (a "Pool Insurer") specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Pool Insurance Policy will, subject to limitations described in such Prospectus Supplement, insure against losses due to defaults in the payment of principal or interest on the underlying Mortgage Loans up to the amount specified in such Prospectus Supplement (or in a Current Report on Form 8-K). The Pooling and Servicing Agreement with respect to any Series of Securities for which a Pool Insurance Policy is provided will require the Servicer or other party specified therein to use reasonable efforts to maintain the Pool Insurance Policy and to present claims to the Pool Insurer in the manner required thereby. No Pool Insurance Policy will be a blanket policy against loss and will be subject to the limitations and conditions precedent described in the related Prospectus Supplement.

     Special Hazard Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Securities may be provided in part by an insurance policy (a "Special Hazard Policy") covering losses due to physical damage to a Mortgaged Property other than a loss of the type covered by a standard hazard insurance policy or flood insurance policy or losses resulting from the application of co-insurance clauses contained in standard hazard insurance policies. The Prospectus Supplement relating to a Series of Securities for which a Special Hazard Policy is provided will identify the issuer of such policy and any limitations on coverage. No Special Hazard Policy will cover extraordinary losses such as those due to war, civil insurrection, governmental action, errors in design or workmanship, chemical contamination or similar causes. Each Special Hazard Policy will contain an aggregate limit on claims specified in the related Prospectus Supplement. No claim will be paid under any Special Hazard Policy unless hazard insurance on the Mortgaged Property is in force and protection and preservation expenses have been paid.

     Spread Account and Reserve Fund. If so specified in the related Prospectus Supplement, all or any component of credit enhancement for a Series of Securities may be provided by a reserve fund (a "Reserve Fund") or a spread account (a "Spread Account"). A Reserve Fund or Spread Account may be funded by a combination of cash, one or more letters of credit or one or more Permitted Instruments provided by the Depositors or other party identified in the related Prospectus Supplement, amounts otherwise distributable to one or more Classes of Securities subordinated to one or more other Classes of Securities or all or any portion of Excess Spread. If so specified in the related Prospectus Supplement, a Reserve Fund for a Series of Securities may be funded in whole or in part on the applicable Closing Date. If so specified in the related Prospectus Supplement, cash deposited in a Reserve Fund or a Spread Account may be withdrawn and replaced with one or more letters of credit or Permitted Instruments. A Reserve Fund or Spread Account may be pledged or otherwise made available to a Credit Provider. If so specified in the related Prospectus Supplement, a Reserve Fund or Spread Account may not be deemed part of the assets of the related Trust or may be deemed to be pledged or provided by one or more of the Depositors, the holders of the Class of Securities otherwise entitled to the amounts deposited in such account or such other party as is identified in such Prospectus Supplement.

     Cash Collateral Account. If so specified in the related Prospectus Supplement, all or any portion of credit enhancement for a Series of Securities may be provided by the establishment of a cash collateral

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

account (a "Cash Collateral Account"). A Cash Collateral Account will be similar to a Reserve Fund or Spread Account except that generally a Cash Collateral Account is funded initially by a loan from a cash collateral lender (the "Cash Collateral Lender"), the proceeds of which are invested with the Cash Collateral Lender or other eligible institution. Unless otherwise specified in the related Prospectus Supplement, the Cash Collateral Account will be required to be maintained as an Eligible Account. The loan from the Cash Collateral Lender will be repaid from Excess Spread, if any, or such other amounts as are specified in the related Prospectus Supplement. Amounts on deposit in the Cash Collateral Account will be available in generally the same manner described above with respect to a Spread Account or Reserve Fund. As specified in the related Prospectus Supplement, a Cash Collateral Account may be deemed to be part of the assets of the related Trust, may be deemed to be part of the assets of a separate cash collateral trust or may be deemed to be property of the party specified in the related Prospectus Supplement and pledged for the benefit of the holders of one or more Classes of Securities of a Series.

     Subordination. If so specified in the related Prospectus Supplement, distributions of scheduled principal, Principal Prepayments, Curtailments, interest or any combination thereof otherwise payable to one or more Classes of Securities of a Series ("Subordinated Securities") may instead be payable to holders of one or more other Classes of Securities of such Series ("Senior Securities") under the circumstances and to the extent specified in such Prospectus Supplement. A Class of Securities may be subordinated to one or more Classes of Securities and senior to one or more other Classes of Securities of a Series. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Loans and losses on defaulted Mortgage Loans will be borne first by the various Classes of Subordinated Securities and thereafter by the various Classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate losses in respect of defaulted Mortgage Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securities that will be distributable to Senior Securities on any Payment Date may be limited as specified in the related Prospectus Supplement or the availability of subordination may otherwise be limited as specified in the related Prospectus Supplement. If losses or delinquencies were to exceed the amounts payable and available to holders of Subordinated Securities of a Series or if such amounts were to exceed any limitation on the amount of subordination available, holders of Senior Securities of such Series could experience losses.

     In addition, if so specified in the related Prospectus Supplement, amounts otherwise payable to holders of Subordinated Securities on any Payment Date may be deposited in a Reserve Fund or Spread Account, as described above. Such deposits may be made on each Payment Date, on each Payment Date for a specified period or to the extent necessary to cause the balance in such account to reach or maintain a specified amount, as specified in the related Prospectus Supplement, and thereafter, amounts may be released from such Reserve Fund or Spread Account in the amounts and under the circumstances specified in such Prospectus Supplement.

     Distributions may be allocated as among Classes of Senior Securities and as among Classes of Subordinated Securities in order of their final scheduled payment dates, in accordance with a schedule or formula or otherwise, as specified in the related Prospectus Supplement. As between Classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and deposits to any Reserve Fund or Spread Account will be allocated as specified in the related Prospectus Supplement. Principal Prepayments and Curtailments may be paid disproportionately to Classes of Senior Securities pursuant to a "shifting interest" structure or otherwise, as specified in the related Prospectus Supplement.

     Other Credit Enhancement. Credit enhancement may also be provided for a Series of Securities in the form of overcollateralization, surety bond, insurance policy or other type of credit enhancement approved by the applicable Rating Agencies to cover one or more risks with respect to the Mortgage Loans or the Securities, as specified in the related Prospectus Supplement.

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

PAYMENT OF CERTAIN EXPENSES

     If so specified in the related Prospectus Supplement, in order to provide for the payment of the fees of the Credit Provider, if any, the Trustee may be required to establish a Credit Enhancement Account and to deposit therein on the dates specified in the related Prospectus Supplement, from amounts on deposit in the Collection Account, in the priority indicated, an amount that is sufficient to pay the premiums or fees due to the Credit Provider.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Servicer to pay to the Trustee(s) from time to time their respective fees and the reasonable expenses, disbursements and advances incurred or made by them. The Trustee will be permitted under the Pooling and Servicing Agreement on each Payment Date to pay, from amounts on deposit in the Collection Account and after making any required distributions to holders, any amounts then due and owing representing fees of the Trustee(s) that have not been paid by the Servicer after written demand therefor.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the Servicer is entitled to a fee in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable monthly from the interest portion of monthly payments on the related Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the related Mortgage Loans. In addition to the Servicing Fee, the Servicer will generally be entitled under the related Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Indenture Trustee for deposit into the Collection Account and not constituting any part of the Representative's Yield, and interest paid on funds on deposit in the Principal and Interest Account.

SERVICING STANDARDS

     General Servicing Standards. The Servicer will agree to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and, in servicing and administering the Mortgage Loans, to employ or cause to be employed procedures, including collection, foreclosure and REO Property management procedures, and exercise the same care it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions and giving due consideration to the holders', and any Credit Provider's reliance on the Servicer. The interests of the holders of each Class of Securities of any Series and the Credit Provider, if any, may differ with respect to servicing decisions which may affect the rate at which prepayments are received. For example, holders of certain Classes of Securities may prefer that "due-on-sale" clauses be waived in the event of a sale of the underlying Mortgaged Property, that delinquent Mortgagors be granted extensions or other accommodations and that liquidations of Mortgage Loans be deferred, if an increase in the rate of principal prepayments would have an adverse effect on the yield to investors in such Securities. Depending on the timing of such prepayments, holders of other classes of Securities may prefer that "due-on-sale" clauses be enforced or that other actions be taken which would increase prepayments. No holder of a Security will have the right to make any decisions with respect to the underlying Mortgage Loans. The Servicer will have the right and obligation to make such decisions in accordance with its normal servicing procedures and the standards set forth in the related Pooling and Servicing Agreement. In certain cases, the consent or approval of the Credit Provider, if any, may be permitted or required. The interests of the Credit Provider, if any, with respect to, among other things, matters which affect the timing of payments and prepayments may not be the same as those of the holders of each Class of Securities of such Series.

     Hazard Insurance. The Servicer will cause to be maintained fire and hazard insurance with extended coverage (sometimes referred to as "standard hazard insurance") customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (i) the outstanding Principal Balance

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

owing on the Mortgage Loan, (ii) the full insurable value of the premises securing the Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. Generally, if (i) the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as Flood Zone "A", (ii) flood insurance has been made available and (iii) the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions, the Servicer will be required to cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding principal balance of the Mortgage Loan, (b) the full insurable value of the Mortgaged Property, or (c) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer will also be required to maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures) will be deposited in the Principal and Interest Account, subject to retention by the Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the related Pooling and Servicing Agreement.

     If the Servicer obtains and maintains a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate outstanding principal balance on the Mortgage Loans without co-insurance, the Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

     Enforcement of Due on Sale Clauses. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer, on behalf of the Trustee, is required, to the extent it has knowledge of such conveyance or prospective conveyance, to enforce the rights of the Trustee as the mortgagee of record to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer will not be permitted to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer will be required to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Note or Mortgage, the Mortgagor remains liable thereon. The Servicer will also be authorized (with the prior approval of any Credit Provider, if required) to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

     Realization Upon Defaulted Mortgage Loans. The Servicer is required to foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the holders of the related Securities of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments; provided, however, that the Servicer will not be required to foreclose if it determines that foreclosure would not be in the best interests of the holders or any Credit Provider. In connection with such foreclosure or other conversion, the Servicer is required to exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs.

     Collection of Mortgage Loan Payments. Each Pooling and Servicing Agreement will require the Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Servicer may at its own discretion waive any late payment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain as Servicing Compensation and may waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any

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

such term or in any matter grant indulgence to any Mortgagor, subject to the limitations set forth in the related Pooling and Servicing Agreement.

USE OF SUBSERVICERS

     The Servicer will be permitted under each Pooling and Servicing Agreement to enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is either (i) designated by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC") as an approved Depositor-Servicer for first and second mortgage loans or (ii) is an affiliate or a wholly owned subsidiary of the Servicer.

     Notwithstanding any Subservicing Agreement, unless otherwise specified in the related Prospectus Supplement, the Servicer will not be relieved of its obligations under a Pooling and Servicing Agreement, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer will be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in any Pooling and Servicing Agreement shall be deemed to limit or modify such indemnification.

SERVICING CERTIFICATES AND AUDITS

     The Servicer is required to deliver, not later than the last day of the fourth month following the end of the Servicer's fiscal year, commencing in the year specified in the related Pooling and Servicing Agreement, an Officers' Certificate stating that (i) the Servicer has fully complied with the provisions of the Pooling and Servicing Agreement which relate to the servicing and administration of the Mortgage Loans, (ii) a review of the activities of the Servicer during such preceding year and of performance under the Pooling and Servicing Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

     The Servicer is required to cause to be delivered, not later than the last day of the fourth month following the end of the Servicer's fiscal year, commencing in the year set forth in the related Pooling and Servicing Agreement, a letter or letters of a firm of independent certified public accountants reasonably acceptable to the Trustee and any Owner Trustee stating that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

LIMITATIONS ON LIABILITY OF THE SERVICER AND ITS AGENTS

     Each Pooling and Servicing Agreement will provide that the Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind that is reasonably and in good faith believed to be genuine and adopted or signed by the proper authorities respecting any matters arising under the Pooling and Servicing Agreement. In addition, the Servicer will not be required to appear with respect to, prosecute or defend any legal action that is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with the related Pooling and Servicing Agreement, other than certain claims made by third parties with respect to such Pooling and Servicing Agreement.

REMOVAL AND RESIGNATION OF SERVICER

     Unless otherwise specified in the related Prospectus Supplement, any Credit Provider or the holders of Securities of a Series representing a majority in principal amount of Securities of such Series, voting as a single class (a "Majority in Aggregate Voting Interest"), with the consent of any Credit Provider, may, pursuant to the related Pooling and Servicing Agreement, remove the Servicer upon the occurrence and

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

continuation beyond the applicable cure period of any of the following events (each a "Servicer Termination Event"):

          (i) (A) an Event of Nonpayment (defined below); (B) the failure by the Servicer to make any required Servicing Advance, to the extent such failure materially and adversely affects the interests of any Credit Provider or the holders of the Securities of such Series; or (C) any other failure by the Servicer to remit to holders of the Securities of such Series or to the Trustee or any Owner Trustee for the benefit of the holders of the Securities of such Series, any payment required to be made under the terms of the related Pooling and Servicing Agreement which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in the related Pooling and Servicing Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Servicer shall fail for 60 days to pay, or bond against, an unappealable, undischarged, unvacated and unstayed final judgment by a court of competent jurisdiction in an aggregate amount set forth in the related Pooling and Servicing Agreement; or

          (vii) Under certain circumstances, the aggregate Mortgage Loan Losses on the related Mortgage Pool shall exceed certain thresholds described in the related Pooling and Servicing Agreement.

     "Event of Nonpayment" means, with respect to any Payment Date, unless otherwise specified in the related Prospectus Supplement, the failure of the sum of (i) the amounts withdrawn from the Principal and Interest Account during the related Accrual Period, (ii) income accrued on the amounts in the Collection Account during such Accrual Period, (iii) Advances made during such Accrual Period and (iv) amounts withdrawn from any Reserve Fund or Spread Account on such Payment Date, when taken together (but not including any amounts subject to any automatic stay under applicable bankruptcy law), to be sufficient to pay all amounts due to holders of such Securities on such Payment Date; together with any fees or premiums due to any Credit Provider; provided, that an Event of Nonpayment shall not occur if such insufficiency results from a failure by any Credit Provider to perform in accordance with the terms of the related Pooling and Servicing Agreement and credit enhancement documents or the failure by the Trustee to perform in accordance with the related Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Depositors may, with the consent of any Credit Provider and holders representing a majority in aggregate Percentage Interest of each Class of Securities of a Series, remove the Servicer upon 90 days' prior written notice. No such removal shall be effective until the appointment and acceptance of a successor Servicer other than the Trustee (unless the Trustee agrees to serve) meeting the requirements described below and otherwise acceptable to any Credit Provider and majority in Percentage Interest of each Class of Securities of such Series.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer may not assign the related Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Servicer, the Representative (if the Representative is not the Servicer), any Credit Provider, the Trustee, any Owner Trustee and the Majority in Aggregate Voting Interest or upon the

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

determination that the Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, upon removal or resignation of the Servicer other than as described in the second preceding paragraph, the Trustee will be the successor servicer (the "Successor Servicer"). The Trustee, as Successor Servicer, is obligated to make Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Servicer, or if the Majority in Aggregate Voting Interest or any Credit Provider so requests in writing, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to such Credit Provider having a net worth of not less than the amount set forth in the related Pooling and Servicing Agreement and which is approved as a servicer by FNMA and FHLMC as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     The Trustee and any other Successor Servicer in such capacity is entitled to the same reimbursement for advances and other Servicing Compensation as the Servicer. See "Servicing Compensation" above.

REGISTRATION AND TRANSFER OF THE SECURITIES

     If so specified in the related Prospectus Supplement, one or more Classes of Securities of a Series will be issued in definitive certificated form and will be transferable and exchangeable at the office of the registrar identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no service charge will be made for any such registration or transfer of such Securities, but the owner may be required to pay a sum sufficient to cover any tax or other governmental charge.

     If so specified in the related Prospectus Supplement, one or more Classes of Securities of a Series ("Book-Entry Securities") may be initially represented by one or more certificates registered in the name of The Depository Trust Company ("DTC") or other securities depository and be available only in the form of book-entries. Any Book-Entry Securities will initially be registered in the name of Cede, the nominee of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Beneficial owners ("Owners") that are not Participants but desire to purchase, sell or otherwise transfer ownership of Book-Entry Offered Securities may do so only through Participants (unless and until Definitive Securities, as defined below, are issued). In addition, Owners will receive all distributions of principal of, and interest on, the Book-Entry Securities from the Trustee or any Trustee, as the case may be, through DTC and Participants. Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Offered Securities, except under the limited circumstances described below.

     Unless and until Definitive Securities (as defined below) are issued, it is anticipated that the only "holder" of Book-Entry Securities of any Series will be Cede, as nominee of DTC. Owners will only permitted to exercise the rights of holders indirectly through Participants and DTC.

     While any Book-Entry Securities of a Series are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with

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

respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Securities. Participants with whom Owners have accounts with respect to Book-Entry Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Owners. Accordingly, although Owners will not possess certificates, the Rules provide a mechanism by which Owners will receive distributions and will be able to transfer their interests.

     Unless and until Definitive Securities are issued, Owners who are not Participants may transfer ownership of Book-Entry Securities of a Series only through Participants by instructing such Participants to transfer Book-Entry Securities, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

     Book-Entry Securities of a Series will be issued in registered form to Owners, or their nominees, rather than to DTC (such Book-Entry Securities being referred to herein as "Definitive Securities") only under the circumstances provided in the related Pooling and Servicing Agreement, which generally will include, except if otherwise provided therein, if (i) DTC or the Servicer advises the Trustee and any Owner Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Securities of such Series and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its sole option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Servicer Termination Event, a majority of the aggregate Percentage Interest of any Class of Securities of such Series advises DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Owners is no longer in the best interests of Owners of such Class of Securities. Upon issuance of Definitive Securities of a Series to Owners, such Book-Entry Securities will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Trustee or any Owner Trustee, as the case may be, with respect to transfers, notices and distributions.

     DTC has advised the Servicer and the Depositors that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by a holder only at the direction of one or more Participants to whose DTC accounts the Securities are credited. DTC has advised the Servicer and the Depositors that DTC will take such action with respect to any Percentage Interests of the Book-Entry Securities of a Series only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Book-Entry Securities. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Securities which conflict with actions taken with respect to other Book-Entry Securities.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by applicable state laws (which laws may differ substantially from one another), the summaries do not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Mortgage Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

     The Mortgage Loans will be secured by either deeds of trust or mortgages, depending upon the prevailing practice in the state in which the Mortgaged Property subject to a Mortgage Loan is located. A mortgage conveys legal title to or creates a lien upon the property to the mortgagee subject to a condition subsequent, i.e., the payment of the indebtedness secured thereby. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the

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mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary. Some states use a security deed or deed to secure debt which is similar to a deed of trust except that it has only two parties: a grantor (similar to a mortgagor) and a grantee (similar to a mortgagee). Mortgages, deeds of trust and deeds to secure debt are not prior to liens for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages, deeds of trust and deeds to secure debt and other encumbrances depends on their terms in some cases and generally on the order of recordation of the mortgage, deed of trust or the deed to secure debt in the appropriate recording office.

     If so specified in the related Prospectus Supplement, a Mortgage Pool may include loans on units in cooperatives ("Cooperative Loans"). Cooperative Loans are evidenced by notes secured by security interests in shares issued by cooperatives, which are corporations entitled to be treated as housing cooperatives under federal tax law, and in the related proprietary leases or occupancy agreements granting rights to occupy specific dwelling units within the cooperative buildings. The security agreement will create a lien upon or grant a title interest in the property which it covers, the priority of which lien will depend on the terms of the agreement and the order of recordation in the appropriate recording office. Ownership of a unit in a cooperative is held through the ownership of stock in the corporation, together with the related proprietary lease or occupancy agreement. Such ownership interest is generally financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the proprietary lease or occupancy agreement and a security interest in the related cooperative shares.

     Each cooperative owns in fee or has a leasehold interest in the real property and improvements, including all separate dwelling units therein. The cooperative is responsible for property management and generally for the payment of real estate taxes, insurance and similar charges, the cost of which is shared by the owners. The cooperative building or underlying land may be subject to one or more mortgages (generally incurred in connection with the construction or purchase of the building) for which the cooperative is responsible. The interest of an occupant under proprietary leases or occupancy agreements is generally subordinate to that of the holder of such a mortgage or land lease. If the cooperative is unable to meet the payment obligations under such mortgage or any land lease, the holder of such mortgage or land lease could foreclose the mortgage or terminate the land lease, which may have the effect of terminating all proprietary leases or occupancy agreements. In the event of such foreclosure or termination, the value of any collateral held by a lender which financed the purchase by a tenant/shareholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans could be eliminated or significantly reduced.

FORECLOSURE IN GENERAL

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant.

     Foreclosure of a deed of trust or a security deed is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or security deed which authorizes the sale of the property to a third party upon any default by the borrower under the terms of the note, deed of trust or security deed. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lienholders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and

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

expenses incurred in enforcing the obligations. Generally, state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is often a public sale. Because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property subject to the lien of the mortgage or the deed of trust may have deteriorated during the foreclosure proceedings, a third party may be unwilling to purchase the property at a foreclosure sale. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of several court decisions permitting such a sale to be rescinded as a fraudulent conveyance. However, in light of the recent United States Supreme Court decision in BFP v. Resolution Trust Corporation, as Receiver of Imperial Federal Savings Ass'n., the ability to rescind a sale under fraudulent conveyance theories should be limited to state law. The Supreme Court in BFP held that a non-collusive, regularly-conducted foreclosure sale under applicable state law was not a fraudulent transfer under Section 548 of the current United States Bankruptcy Code and, therefore, could not be rescinded in favor of the bankrupt's estate, even though the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition, because the price paid at such a foreclosure sale is conclusively presumed to constitute "reasonably equivalent value" under the United States Bankruptcy Code.

     For these reasons, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the indebtedness secured by the mortgage or deed of trust, accrued and unpaid interest and the expenses of foreclosure. The lender thereby assumes the burdens of ownership, including the obligation to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. In some states there is a statutory minimum purchase price which the lender may offer for the property. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

     Under the Pooling and Servicing Agreement (and the REMIC Provisions of the Code, if applicable), the Servicer may hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the cost of direct operation by the Servicer.

     Some states impose prohibitions or limitations on remedies available to the mortgagee, including the right to recover the debt from the mortgagor. See "Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

JUNIOR MORTGAGES

     Some of the Mortgage Loans may be secured by second or more junior mortgages or deeds of trust, which are subordinate to first or more senior mortgages or deeds of trust held by other lenders. The rights of the holders, as the holders of a junior deed of trust or a junior mortgage, are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior mortgagee satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "Foreclosure in General" herein.

     Furthermore, the terms of the second or more junior mortgage or deed of trust are subordinate to the terms of the first or senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends

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

such sums, such sums will generally have priority over all sums due under the junior mortgage. See "Special Considerations -- Risks of the Mortgages -- Nature of Security" for a further discussion of certain risks associated with junior mortgage loans.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has expired.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the residence had yet occurred prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period. As a result of an amendment to the federal bankruptcy laws effective for cases filed after October 22, 1995, a Chapter 11 plan similarly may not modify the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence.

     The Code provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of

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mortgage loans by numerous federal and some state consumer protection laws.
These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the applicable laws. In some cases, this liability may affect assignees of the Mortgage Loans.

ENFORCEABILITY OF CERTAIN PROVISIONS

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

     Some courts have imposed general equitable principles to limit the remedies available in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. For example, some courts have required that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders' judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lenders to foreclose if the default under the mortgage instrument or deed of trust is not monetary, such as the borrower's failure to maintain adequately the property or the borrower's execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been willing to relieve a borrower from the consequences of the default if the borrower has not received adequate notice of the default.

     The Mortgage Loans will generally contain due-on-sale clauses, which permit the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers, or conveys the related Mortgaged Property. The enforceability of these clauses has been the subject of legislation or litigation in many states. Some jurisdictions automatically enforce such clauses, while others require a showing of reasonableness and hold, on a case-by-case basis, that a "due on sale" clause may be invoked only where a sale threatens the legitimate security interests of the lender.

     The Garn-St. Germain Depository Institutions Act of 1982 purports to preempt state laws which prohibit the enforcement of "due-on-sale" clauses in certain loans made after October 15, 1982. The Servicer may thus be able to accelerate the Mortgage Loans that were originated after that date and contain a "due-on-sale" provision, upon transfer of an interest in the related Mortgaged Property, regardless of its ability to demonstrate that a sale threatens its legitimate security interest. Each Pooling and Servicing Agreement will provide that the Servicer, on behalf of the Trustee, will enforce any right of the Trustee as the mortgagee of record to accelerate a Mortgage Loan in the event of a sale or other transfer of the related Mortgaged Property unless, in the Servicer's reasonable judgment, doing so would materially increase the risk of default or delinquency on, or materially impair the security for, such Mortgage Loan.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March, 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or

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other charges. The Depositors will represent and warrant in each Pooling and
Servicing Agreement that each related Mortgage Loan was originated in compliance with applicable state law in all material respects.

ENVIRONMENTAL LEGISLATION

     Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as the related Trust).

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of certain federal income tax consequences of the purchase, ownership and disposition of the Securities. This summary does not purport to address all federal income tax matters that may be relevant to purchasers of Securities, and is directed solely to investors that hold the Securities as capital assets within the meaning of section 1221 of the Internal Revenue Code of 1986 (the "Code") and to investors that do not hold the Securities as part of a larger transaction such as a hedge, straddle or conversion transaction. It does not address tax consequences that may be relevant to particular holders subject to special treatment under federal income tax law (such as, banks and other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities, tax-exempt entities, or investors whose "functional currency" is not the United States dollar). Prospective investors are urged to consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Securities. The following summary is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the Internal Revenue Service ("IRS").

     The tax consequences of the purchase, ownership and disposition of the Securities will depend in large part on whether or not an election is made to treat the issuing Trust or any segregated pool of assets therein as one or more real estate mortgage investment conduits ("REMICs") within the meaning of section 860D of the Code. A Trust or any segregated pool of assets therein as to which one or more REMIC elections will be made will be referred to as a "REMIC Pool" and its related Securities will be referred to as "REMIC Certificates."

             FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

REMIC ELECTIONS

     Upon issuance of each series of REMIC Certificates, special federal tax counsel to the Trust specified in the related Prospectus Supplement ("Tax Counsel") will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Agreement, each related REMIC Pool will qualify as a REMIC, and the related REMIC Certificates will be treated either as regular interests in the REMIC ("Regular Certificates") or as residual interests in the REMIC ("Residual Certificates"). Regular Certificates generally will be treated as debt instruments issued by the REMIC. The holder of a Residual Certificate will be subject to the special rules described below under which the holder generally will take into account for Federal income tax purposes its pro rata share of the net income or loss of the REMIC.

     If a REMIC Pool fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the REMIC Pool will not be treated as a REMIC for

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such year and thereafter. In that event, such REMIC Pool may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period in which the requirements for such status are not satisfied. The Agreement will include provisions designed to maintain the REMIC Pool's status as a REMIC. It is not anticipated that the status of any REMIC Pool as a REMIC will be terminated.

STATUS OF REMIC CERTIFICATES

     It is unclear whether property acquired by foreclosure held pending sale and the amount held in a Spread Account or Reserve Fund (or similar accounts) would be considered to be part of the Mortgage Loans, or whether such assets otherwise would receive the same treatment as the Mortgage Loans, for purposes of sections 856(c)(6)(B) and 7701(a)(19)(C) of the Code.

REGULAR CERTIFICATES

     General. In general, stated interest, original issue discount and market discount received or accrued on a Regular Certificate will be ordinary income, and principal payments on a Regular Certificate will be a return of capital to the extent of the Certificateholder's basis in the Regular Certificate allocable to those payments. A holder of a Regular Certificate must use the accrual method of accounting with respect to that Certificate regardless of the method of accounting otherwise used.

     Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of section 1273(a) of the Code.

     A holder of a Regular Certificate having original issue discount generally must include original issue discount in ordinary income as it accrues in advance of receipt of the cash attributable to the discount regardless of the method of accounting otherwise used. Section 1272(a)(6) of the Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; those regulations have not been issued. The legislative history of the REMIC provisions indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Company in reporting original issue discount for each series of REMIC Regular Certificates (the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related Prospectus Supplement. The Company makes no representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The amount of original issue discount, if any, on a Regular Certificate is the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a Regular Certificate in a particular class is the first price at which a substantial amount of the Regular Certificates of that class is first sold to the public (excluding bond houses, brokers and underwriters). Unless specified otherwise in the Prospectus Supplement, the Company will determine original issue discount by including the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate in the issue price of a Regular Certificate and will include in the stated redemption price at maturity any interest paid on the first Payment Date to the extent such interest is attributable to a period in excess of the number of days between the issue date and such first Payment Date. The stated redemption price of a Regular Certificate is equal to the total of all payments due on the Regular Certificate other than payments of qualified stated interest. "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified

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floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. Generally, original issue discount will accrue on the Certificates at the same rate it would accrue if the Certificates were to bear interest at a fixed rate based on the rate that would be in effect if the index remained constant after the Closing Date (or, possibly, the pricing date).

     Notwithstanding the general definition, under a statutory de minimis rule, original issue discount on a Regular Certificate will be treated as zero if such discount is less than 0.25 percent of the stated redemption price at maturity of such Regular Certificate multiplied by its weighted average life. The weighted average life of a Regular Certificate is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity of the Regular Certificate, of the amounts determined by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until the date on which each such distribution is scheduled to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the Regular Certificate's stated redemption price at maturity.

     The Treasury regulations pertaining to original issue discount (the "OID Regulations") provide a special application of the de minimis rule for certain debt instruments where the interest payable for the first period is at a rate less than that which applies in all other periods. In such cases, the OID Regulations provide that the Regular Certificate would be treated as having de minimis original issue discount if the greater of (i) the excess of its stated principal amount over its issue price or (ii) the amount of the "foregone interest" does not exceed the amount that would otherwise be treated as de minimis original issue discount under the rules described above, but treating as the stated redemption price at maturity for that purpose, the sum of the issue price and the greater of the amounts in clauses (i) or (ii). Foregone interest for this purpose is the amount of additional stated interest that would be required to be payable on the Regular Certificate during the period of the teaser rate, interest holiday or other shortfall so that all stated interest would be qualified stated interest. If original issue discount is treated as zero under these rules, all stated interest payments are treated as qualified stated interest and the actual amount of original issue discount must be allocated to the principal distributions on the Regular Certificate and, when each such distribution is received, gain equal to the discount allocated to such distribution will be recognized.

     One or more classes of Regular Certificates may entitle the holder to payments of a portion of the interest but not a corresponding portion of the principal of Mortgage Loans held in the REMIC Pool ("Stripped REMIC Certificates") or otherwise provide for interest that is disproportionately high relative to the principal amount. Although the matter is not free from doubt, the Company intends to treat all of the payments on such Certificates as part of their stated redemption price at maturity. If such Certificates are not treated as having original issue discount, it is likely that such Certificates will be treated as having been issued at a premium. See "Regular
Certificates -- Premium" below. In addition, the holder of such a Certificate may be entitled to recognize a loss (which may be treated as a capital loss) at such time and in such amount as it is determined that the Certificateholder's adjusted basis exceeds all future payments to be received on such REMIC Certificates, assuming no future prepayments occur with respect to the Mortgage Loans.

     A Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions" of the original issue discount that accrue on the Regular Certificate for each day during the Certificateholder's taxable year on which the Regular Certificate is held. A calculation will be made of the portion of the original issue discount that accrues on each Regular Certificate during each "accrual period," which in general is the period corresponding to the period between Payment Dates or other interest compounding periods. Under the OID Regulations, the accrual periods may be of any length and may vary in length over the term of the debt instrument, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs on the final day of an accrual period or on the first day

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of an accrual period. The original issue discount accruing during any accrual period is divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period.

     For a Regular Certificate, original issue discount accruing in an accrual period is the excess, if any, of (i) the sum of (a) the present value of the remaining payments to be made on the Regular Certificate as of the end of that accrual period and (b) the payments made on the Regular Certificate during the accrual period that are included in the stated redemption price at maturity of the Regular Certificate, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. For this purpose, the present value of the remaining payments to be made on a Regular Certificate is calculated based on (i) the Prepayment Assumption, (ii) the yield to maturity of the Regular Certificate as of the Closing Date (taking into account the Prepayment Assumption) and (iii) events (including actual prepayments) that have occurred prior to the end of the accrual period. The adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate increased by the aggregate amount of original issue discount that accrued on that Regular Certificate in all such prior periods and reduced by the amount of payments included in the stated redemption price at maturity of the Regular Certificate in prior accrual periods. In general, the daily portions of original issue discount required to be included in income by the holder of a Regular Certificate (other than a Stripped REMIC Certificate) will increase if prepayments on the Mortgage Loans exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if those prepayments are slower than the Prepayment Assumption.

     A subsequent purchaser of a Regular Certificate at a price greater than the Regular Certificate's "adjusted issue price" but less than its remaining stated redemption price also will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate. With respect to such a purchaser, the daily portion for any day is reduced by an amount equal to the product of (i) such daily portion and (ii) a fraction, the numerator of which is the amount, if any, by which the price paid by such purchaser for the Regular Certificate exceeds the adjusted issue price and the denominator of which is the excess of the sum of all amounts payable on the Regular Certificate after the purchase date, other than payments of qualified stated interest, over the Regular Certificate's adjusted issue price. The adjusted issue price of a Regular Certificate on any given day is equal to its issue price, increased by all original issue discount previously includible with respect to such Regular Certificate and reduced by the amount of all previous distributions with respect to such Regular Certificate included in such Regular Certificate's stated redemption price at maturity.

     Market Discount. The holder of a Regular Certificate purchased at a market discount will be subject to the market discount provisions of the Code. In general, "market discount" is the amount by which the stated redemption price at maturity (or, in the case of a Regular Certificate issued with original issue discount, the revised issue price) of the Regular Certificate exceeds the purchaser's basis in a Regular Certificate. The holder of a Regular Certificate that has market discount generally will be required to include accrued market discount in ordinary income to the extent payments includible in the stated redemption price at maturity of such Regular Certificate are received. The purchaser of a Regular Certificate that has market discount also will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount that accrued to the date of disposition and was not previously included in ordinary income. Unless otherwise provided in Treasury regulations that have not yet been issued, it is anticipated that market discount on a Regular Certificate will accrue at the holder's option (i) on the basis of a constant interest rate, (ii) ratably based on the ratio of stated interest payable in the current period to all interest remaining to be paid in the case of a Regular Certificate issued without original issue discount, or (iii) ratably based on the ratio of the amount of original issue discount accrued in the current period to all remaining original issue discount in the case of a Regular Certificate issued with original issue discount, in each case computed taking into account the Prepayment Assumption.

     A purchaser of a Regular Certificate that has market discount may be required to defer recognition of a portion of interest expense attributable to any indebtedness incurred or continued to purchase or carry the Regular Certificate. The amount of this deferred interest expense in any taxable year generally would not exceed the accrued market discount for the year, and the deferred expense generally is allowed as a deduction not later than the year in which the related market discount income is recognized. Alternatively, a

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Certificateholder may elect to include market discount in income currently as it accrues on all market discount obligations that the Certificateholder acquires in that taxable year or thereafter, in which case the rules described above relating to the treatment of market discount, as well as the interest deferral rule will not apply. Notwithstanding the above rules, market discount on a Regular Certificate will be considered to be zero under a de minimis rule that is similar to the de minimis rule applied for purposes of determining whether a Regular Certificate has original issue discount.

     Premium. A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity is considered to be purchased at a premium. The holder of such a Regular Certificate may elect under section 171 of the Code to amortize the premium under the constant interest method. That election will apply to all premium obligations that the holder owns or subsequently acquires. In addition, it appears that the same rules that apply to the accrual of market discount on installment obligations are intended to apply in amortizing premium on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant interest method described above under "Market Discount" are available. The portion of the premium deductible pursuant to an election under section 171 of the Code and allocable to a particular period will be treated as a reduction in interest payments on the Regular Certificate during that period. A Certificateholder who neither has in place nor makes an election to amortize bond premium could be required to allocate that premium among the principal payments to be received on that instrument and recognize the premium as a loss (which would be a capital loss if the Certificate is held as a capital asset) as those principal payments are received.

     Interest Election. Under the OID Regulations, Regular Certificateholders generally may elect to include all accrued interest on a Regular Certificate in gross income using the constant yield to maturity method. For purposes of this election, interest includes stated interest, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any premium. If a Certificateholder makes such an election and (i) the Regular Certificate has amortizable bond premium, the Certificateholder is deemed to have made an election to amortize bond premium or
(ii) the Regular Certificate has market discount, the Certificateholder is deemed to have made an election to include market discount in income currently. See "Premium" and "Market Discount" above. A Regular Certificateholder should consult its tax adviser before making this election.

     Sale or Exchange of Regular Certificates. If a holder sells or exchanges a Regular Certificate, the Certificateholder will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by the payments previously received on the Regular Certificate, other than payments of qualified stated interest, and by any amortized premium.

     In general, except as described above with respect to market discount, and except for certain financial institutions subject to section 582(c) of the Code, any gain or loss on the sale or exchange of a Regular Certificate recognized by an investor who holds the Regular Certificate as a capital asset (within the meaning of section 1221 of the Code), will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for more than one year. Gain from the disposition of a Regular Certificate that otherwise might be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the gross income of the holder if the yield on the Regular Certificate were 110% of the applicable federal rate under section 1274(d) of the Code as of the date of purchase, over (ii) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate.

     Treatment of Subordinated Certificates. As described above under "Description of the Securities -- Credit Enhancement -- Subordination," certain series of REMIC Certificates may contain one or more classes of Regular REMIC Certificates that are subordinate to one or more other classes of Regular REMIC Certificates (the "Subordinated Certificates" and "Senior Certificates," respectively), Holders of Subordinated Certificates will be required to report income with respect to such Certificates on the accrual method of accounting without giving effect to delays or reductions in distributions attributable to defaults and

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delinquencies on the Mortgage Loans, except to the extent it can be established that such amounts are uncollectible. In addition, holders of Subordinated Certificates will be required to treat amounts transferred to any Reserve Fund as having been distributed to them. As a result, the amount of income reported by a holder of a Subordinated Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder generally will be allowed a loss (or will be allowed to report less income) where either principal or previously accrued interest are determined to be uncollectible with respect to the Subordinated Certificate, although the timing and character of such losses (or reductions in income) are uncertain.

TAXATION OF RESIDUAL CERTIFICATES

     General. Generally, holders of Residual Certificates ("Residual Certificateholders") will take into account as ordinary income or loss for federal income tax purposes, the "daily portions" of REMIC taxable income or net loss. The daily portions of REMIC taxable income or net loss for a Residual Certificateholder are determined by allocating to each day in any calendar quarter its ratable portion of the REMIC's taxable income or net loss for such calendar quarter, and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates of a series on that day. A Residual Certificateholder also must include in income any distributions from the REMIC in excess of the Residual Certificateholder's adjusted basis in the Residual Certificate. Certain adjustments to the income of a subsequent holder of a Residual Certificate may be required when the Residual Certificate was purchased at a price that is greater or less than the adjusted basis (determined in the manner discussed below) that the Residual Certificate would have if held by an initial holder. Nevertheless, in the absence of Treasury regulations or clarifying legislation, it is uncertain whether any adjustments would be required.

     Method of Computing REMIC Taxable Income. In general, REMIC taxable income is determined in the same manner as the taxable income of an individual having the calendar year as the taxable year and using the accrual method of accounting, with certain exceptions. For these purposes, REMIC taxable income generally means the excess of (i) the REMIC's gross income (including interest, original issue discount and market discount, if any) on the Mortgage Loans owned by the REMIC, plus income on reinvestment of cash flows and investment of assets in the Reserve Fund and amortization of any premium with respect to the Regular Certificates, over (ii) deductions, including interest and original issue discount on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses, and deduction or amortization of premium, if any, with respect to the Mortgage Loans or the mortgage loans. Under the Treasury regulations pertaining to the REMIC provisions of the Code (the "REMIC Regulations"), section 163(d) of the Code does not apply to limit a REMIC's deductions for any interest expense, and for purposes of determining a REMIC's bad debt deduction, debt owed to the REMIC is not treated as nonbusiness debt under section 166(d) of the Code. In addition, under the REMIC Regulations, any gain or loss from the disposition of any asset, including a qualified mortgage (as defined in section 860G(a)(3) of the Code) or a permitted investment (as defined in section 860G(a)(5) of the Code) is treated as ordinary gain or loss. For purposes of determining REMIC taxable income or net loss, the REMIC's aggregate basis in the collateral is the fair market value thereof immediately after transfer to the REMIC. Under the REMIC Regulations, that basis is equal to the aggregate of the issue prices of all regular and residual interests in the REMIC.

     Generally, the REMIC's deductions for original issue discount will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Regular Certificates -- Original Issue Discount," without regard to the de minimis rule described therein. The REMIC will have discount income in respect of a Mortgage Loan if, in general, the basis of the REMIC allocable thereto is exceeded by the unpaid principal balance thereof. In respect of Mortgage Loans that have discount, REMIC taxable income will take into account discount that accrues during the taxable year as it accrues under a constant yield method. Generally, if the REMIC's basis allocable to a Mortgage Loan exceeds the unpaid principal balance thereof, the REMIC will be considered to have acquired the Mortgage Loan at a premium equal to the amount of the excess, which premium may be amortized under a constant interest method as described above under "Regular Certificates -- Premium."

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

     The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount and market discount income (or amortization of premium) with respect to Mortgage Loans, and the timing of deductions for interest (including original issue discount) on the Regular Certificates. Where the Mortgage Loans bear interest at a fixed rate, mismatching of that timing may result from the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Certificates, will increase over time as the earlier classes of REMIC Regular Certificates are paid, whereas interest income with respect to any given Mortgage Loan generally will remain constant over time as a percentage of the outstanding principal amount of that loan. When there is more than one class of Regular Certificates that pay principal sequentially, this mismatching of income and deductions is likely to occur in the early years following issuance of the REMIC Certificates when principal payments are being made in respect of the earlier classes of REMIC Regular Certificates particularly if the Mortgage Loans were acquired at a discount. In those circumstances, Residual Certificateholders may require sufficient other sources of cash to pay any federal, state or local income or franchise taxes due as a result of the mismatching. The mismatching of income and deductions described in this paragraph, if present with respect to a series of REMIC Certificates, may have a significant adverse effect upon a Residual Certificateholder's after-tax rate of return.

     Losses. The amount of any net loss of the REMIC that may be taken into account by a Residual Certificateholder is limited to the Residual Certificateholder's adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate, if earlier) determined without taking into account the net loss for the quarter. Any loss so disallowed may be carried over indefinitely, and may be used only to offset any income generated by the Residual Certificate. The adjusted basis of a Residual Certificate is equal to the amount paid therefor, increased by the amount of any income allocated to the Residual Certificateholder and decreased (but not below zero) by the amount of cash distributed, the fair market value of property distributed and any loss allocated to the Residual Certificateholder. The ability of a Residual Certificateholder that is an individual or a closely held corporation to take into account losses from the REMIC also may be subject to other limitations under the Code.

     Limitations on Offset or Exemption of REMIC Income. A portion of the REMIC taxable income includible in determining the Federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion," is equal to the excess, if any, of the Residual Certificateholder's allocable share of REMIC taxable income for a calendar quarter, over the sum of the "daily accruals" with respect to the Residual Certificate for days during the calendar quarter that the Residual Certificateholder held the Residual Certificate. The daily accruals for each day during a calendar quarter generally are determined by allocating to each day in the calendar quarter its ratable portion of the product of (i) 120% of the long-term applicable federal rate that would have applied to the Residual Certificate (if it were a debt instrument issued on the day the REMIC was formed) under section 1274(d) of the Code, and (ii) the adjusted issue price of the Residual Certificate at the beginning of the quarterly period. The adjusted issue price of the Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate (generally determined as if the Residual Certificate were a debt instrument), increased by the amount of the daily accruals of REMIC income for all prior quarters and decreased (but not below zero) by any distributions made with respect to the REMIC Residual Certificate prior to the beginning of the quarterly period.

     To the extent provided in Treasury regulations that have not yet been issued if the aggregate value of the REMIC Residual Certificates is not considered to be "significant," then a Residual Certificateholder's entire share of REMIC taxable income will be treated as excess inclusions. Unless otherwise stated in the Prospectus Supplement with respect to any Residual Certificates offered by such Prospectus Supplement, it is expected that the value of the Residual Certificates will not be significant.

     The portion of a Residual Certificateholder's REMIC taxable income consisting of the "excess inclusion" may not be offset by other deductions, including net operating losses or net operating loss carryforwards, on the Residual Certificateholder's federal income tax return. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by section 511 of the Code, the Residual Certificateholder's excess inclusion will be treated as unrelated business taxable income of the Residual

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Certificateholder. Pursuant to the REMIC Regulations, if a Residual
Certificateholder is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests held by the members of the affiliated group. In addition, under Treasury regulations that have not yet been issued, if a real estate investment trust owns a Residual Certificate, a portion of dividends paid by the real estate investment trust would be treated as excess inclusions in the hands of its shareholders with the same consequences as excess inclusions attributed directly to a Residual Certificateholder. Similar rules will apply to Residual Certificates that are held by regulated investment companies, common trust funds or certain cooperative corporations.

     Prohibited Transactions and Other Taxes on the REMIC. Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC at a 100% rate. In addition, no loss or deduction allocable to a prohibited transaction is taken into account in determining the taxable income or net loss of the REMIC. Prohibited transactions generally include (i) subject to certain limited exceptions (which exceptions include the liquidation of the REMIC, a "clean-up call" of one class of interests and the repurchase of a defective mortgage loan), the disposition of any mortgage loan; (ii) the receipt of income attributable to any asset that is not the type of mortgage loan or other investment that the REMIC is permitted to hold; (iii) the receipt of compensation for services; or (iv) the receipt of gain from disposition of temporary investments between Payment Dates other than pursuant to a qualified liquidation. In addition, a 100% tax is imposed on the amount of any contribution of property made to the REMIC after its initial formation (excluding certain specified contributions such as cash payments in the nature of guarantees). An additional tax may be imposed on income from property acquired by the REMIC upon foreclosure of a Mortgage Loan.

     Sale or Exchange of a Residual Certificate. Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Losses") of the REMIC Residual Certificate at the time of the sale or exchange. In addition, a cash distribution to a Residual Certificateholder from the REMIC is treated as gain from the sale or exchange of the Residual Certificate to the extent that the amount of the distribution exceeds such adjusted basis. For corporate taxpayers, there is no preferential rate afforded to long-term capital gains. For individual taxpayers, all long-term capital gains are subject to a maximum nominal rate of tax of 28% (although the effective rate may be somewhat higher in certain circumstances). In addition, in certain circumstances, if a Residual Certificate is transferred to a "Disqualified Organization" (as defined below), a tax will be imposed on the transferor. See "Residual Certificates Transferred to or Held by Disqualified Organizations."

     Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person is disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Certificate is treated as constituting a noneconomic residual interest for this purpose unless, at the time of the transfer, (i) the present value of the expected future distributions on the Residual Certificate is no less than the product of the present value of the "anticipated excess inclusions" with respect to the Residual Certificate and the highest rate applicable to domestic corporations for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC in an amount sufficient to satisfy the income tax liability on any "excess inclusions" at or after the time the liability accrues. The anticipated excess inclusions are the excess inclusions that are anticipated to accrue to each calendar quarter, or portion thereof, following the transfer of the Residual Certificate, determined as of the date the Residual Certificate is transferred and based on events that have occurred up to the time of the transfer and on the Prepayment Assumption and any required or permitted clean up calls or required liquidation. See "Taxation of REMIC Certificates -- Original Issue Discount" and "Limitations on Offset or Exemption of REMIC Income."

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known (had "improper knowledge") that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. Under the REMIC Regulations, a transferor is presumed not to have improper knowledge if (i) the transferor conducted, at the

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time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due.

     Under the REMIC Regulations, a transfer of a Residual Certificate that has "tax avoidance potential" to a person who is not a U.S. Person is disregarded for all federal tax purposes. For this purpose a Residual Certificate has tax avoidance potential unless at the time of the transfer (i) the transferor reasonably expects that, for each excess inclusion, the REMIC will distribute to the transferee Residual Certificateholder, an amount that will equal at least thirty percent of the excess inclusion, and that each such amount will be distrusted at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. The REMIC Regulations provide that a transferor has a reasonable expectation if the thirty percent test would be satisfied were the REMIC's qualified mortgages to prepay at each rate within a range of rates from fifty percent to two hundred percent of the rate assumed under section 1272(a)(6) of the Code with respect to the qualified mortgages (or the rate that would have been assumed had the mortgages been issued with original issue discount). A transfer of a Residual Certificate to a person who is not a U.S. Person, however, is not disregarded if income from the Residual Certificate is subject to tax under section 871(b) or section 882 of the Code in the hands of the transferee. Moreover, if a person who is not a U.S. Person transfers a Residual Certificate to a U.S. Person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Certificate for purposes of sections 871(a), 881, 1441 and 1442 of the Code. As used herein, a U.S. Person is a citizen or resident of the United States, a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is includible in gross income for U.S. tax purposes regardless of its source. See "Limitations on Offset or Exemption of REMIC Income" and "Other Matters Relating to REMIC Certificates -- Taxation of Certain Foreign Investors -- Residual Certificates."

     Except as provided in Treasury regulations that have not yet been issued, the wash sale rules of section 1091 of the Code will apply to the disposition of a Residual Certificate where, during the period beginning six months before the sale or disposition of the REMIC Residual Certificate and ending six months after the sale or disposition, the seller of the Residual Certificate acquires (or enters into any other transaction that results in the application of section
1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is comparable to a Residual Certificate. Application of these wash sale rules would result in the deferral of recognition of any loss on the sale of the Residual Certificate.

RESIDUAL CERTIFICATES TRANSFERRED TO OR HELD BY DISQUALIFIED ORGANIZATIONS

     Regardless of whether any gain or loss is recognized on the transfer of a Residual Certificate, a tax is imposed on the transferor of a Residual Certificate where the transfer is to certain specified entities generally including governmental entities or any other entities that are exempt from U.S. tax including the tax on unrelated business income (collectively, "Disqualified Organizations"). If a transfer of a Residual Certificate to a Disqualified Organization is made through an agent for the Disqualified Organization (including a nominee, broker or middleman), then the tax is imposed on the agent. The tax is imposed at the highest rate applicable to domestic corporations based on the present value of expected excess inclusions (see "Limitations on Offset or Exemption of REMIC Income" above). The REMIC Regulations provide that the anticipated excess inclusions must be determined as of the date the Residual Certificate is transferred and must be based on (i) events that have occurred up to the time of the transfer, (ii) the Prepayment Assumption, and (iii) any required or permitted clean up calls, or required qualified liquidation. In addition, the REMIC Regulations provide that the present value of the anticipated excess inclusions is determined by discounting the anticipated excess inclusions from the end of each remaining calendar quarter in which those excess inclusions are

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expected to accrue to the date the disqualified organization acquires the
Residual Certificate. The discount rate to be used for this present value computation is the applicable Federal rate as specified in section 1274(d)(1) of the Code that would apply to a debt instrument that was issued on the date the disqualified organization acquired the residual interest and whose term ended on the close of the last quarter in which excess inclusions were expected to accrue with respect to the Residual Certificate. The transferor is relieved of the tax liability if it receives in good faith from the transferee (i) an affidavit stating that the transferee is not a Disqualified Organization or (ii) the transferee's social security number and an affidavit stating that the social security number is that of the transferee. Because a requirement for qualification as a REMIC is that reasonable efforts must be made to ensure that Residual Certificates are not held by Disqualified Organizations, the ability of a Residual Certificate to be transferred may be conditioned upon the Trustee's receipt of an affidavit representing that the proposed transferee is not a Disqualified Organization.

     If a Residual Certificate is held by a "pass-through entity" (such as a partnership, trust, real estate investment trust, regulated investment company, or common trust fund), a tax is imposed at the highest rate applicable to domestic corporations on the pass-through entity if a record holder of interest in the entity is a Disqualified Organization. The tax would be imposed on the portion of the excess inclusion income relating to the Residual Certificate allocable to the Disqualified Organization interest holder. If a nominee holds an interest in a pass-through entity for a Disqualified Organization, then the tax is imposed on the nominee. Any tax imposed on a pass-through entity is deductible against the gross amount of ordinary income of the pass-through entity. No tax, however, will be imposed during any period if (i) the record holder of an interest in the pass-through entity furnishes to the pass-through entity an affidavit that the record holder is not a Disqualified Organization,
(ii) the record holder's social security number and an affidavit stating that the social security number is that of the record holder, and (iii) during such period, the pass-through entity does not have actual knowledge that the affidavit is false.

OTHER MATTERS RELATING TO REMIC CERTIFICATES

     Liquidation of the REMIC. If a REMIC adopts a plan of complete liquidation, and sells all of its assets (other than cash) within the 90-day period beginning on the date of the adoption of the plan of liquidation, then the REMIC will not be subject to an entity-level tax on the sale of its assets, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of all REMIC Certificates within the 90-day period. It is unclear whether that the termination of the REMIC will be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, a Residual Certificateholder would be entitled to recognize a gain (or loss) at that time equal to the amount of the excess (or shortfall) of the cash or fair market value of other property distributed in liquidation over the adjusted basis in the Residual Certificate remaining upon termination of the REMIC. The amount of such gain (or loss) may be treated as a capital loss for certain taxpayers, although not for financial institutions subject to the provisions of section 582(c) of the Code.

     Reporting and Other Administrative Matters. For federal income tax purposes, the REMIC must adopt a calendar year as its taxable year and must file annual federal information and tax returns and other reports with the IRS and furnish reports to Certificateholders as specified in temporary Treasury regulations (the "Temporary Regulations") and Treasury regulations. Pursuant to Treasury regulations, reports will be made annually to the IRS and to holders of record that are not excepted from the reporting requirements regarding information with respect to the interest paid or accrued on the Regular Certificates, original issue discount, if any, accrued on the Regular Certificates, the portion of the Regular Certificates (and income therefrom) that is eligible for each special tax status described above, and certain information necessary to compute the accrual of any market discount or the amortization of any premium on the Regular Certificates. Quarterly reports will be made to the holders of Residual Certificates with regard to REMIC taxable income, excess inclusions and allocable investment expenses of the REMIC required to be taken into account by the holder of the Residual Certificate. These quarterly reports will be filed with the IRS on an annual basis. The Temporary Regulations also provide that quarterly reports must be made of the REMIC's investment expenses to holders of Regular Certificates where such allocations are required. The REMIC also is subject to the procedural and administrative rules of the Code applicable to partnerships including the determination of any adjustments to,

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among other things, items of REMIC income gain, loss, deduction or credit by the
IRS in a unified administrative proceeding. In this connection, a holder of a Residual Certificate may be required to act as the "tax matters person" of the REMIC.

     Certain Noncorporate Investors. Under section 67 of the Code, an individual, estate or trust may deduct certain itemized deductions only to the extent that the aggregate of these itemized deductions exceeds two percent of the taxpayer's adjusted gross income. These itemized deductions include expenses paid or incurred for the production or collection of income, or the management, conservation or maintenance of property held for the production of income. In the case of a REMIC, these deductions may include deductions for servicing expenses with respect to the Mortgage Loans, compensation paid to the Servicer of a series of Certificates, or other administrative expenses, if any, of the REMIC. In the case of a REMIC that is similar to a traditional single-class mortgage pass-through arrangement (including a pass-through arrangement with senior and subordinated interests), a pro rata portion of the expenses that are deductible under section 212 of the Code would be allocated among all of the holders of interests in the REMIC and would be taken into account by holders who are individuals, estates or trusts (where interests are held either directly or indirectly through certain pass-through entities) as a "gross-up" to income, against which deductions for those expenses would be available subject to the limitations of section 67 of the Code. Nevertheless, for other REMICs, these deductions would be allocated only to holders of the Residual Certificates.

     Taxation of Certain Foreign Investors -- Regular Certificates. For purposes of this discussion, a "Foreign Holder" is a Certificateholder who holds a REMIC Certificate and who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for U.S. tax purposes regardless of its source. A Foreign Holder that is not subject to Federal income tax as a result of any direct or indirect connection with the United States in addition to its ownership of a Regular Certificate will not be subject to federal income tax on interest (or original issue discount, if any) on a Regular Certificate (subject to possible backup withholding of tax, discussed below), provided the Foreign Holder does not own actually or constructively a 10% or greater interest in the Residual Certificates. To qualify for this tax exemption, the Foreign Holder will be required to provide a statement signed under penalties of perjury certifying that the Foreign Holder meets the requirements for treatment as a Foreign Holder and providing the Foreign Holder's name and address. The statement, which may be made on an IRS Form W-8 or substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years.

     Any gain recognized by a Foreign Holder upon a sale, retirement, or other taxable disposition of a Regular Certificate generally will not be subject to U.S. Federal income tax unless either (i) the Foreign Holder is a nonresident alien individual who holds the Regular Certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition or (ii) the gain is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States.

     It appears a Regular Certificate will not be includible in the estate of a Foreign Holder and would not be subject to U.S. estate taxes.

     Taxation of Certain Foreign Investors -- Residual Certificates. Amounts paid to Residual Certificateholders who are Foreign Holders are treated as interest for purposes of the 30% U.S. withholding tax. The U.S. Department of the Treasury has promulgated regulations that provide that interest payments to the holder of a Residual Certificate is treated as having been paid with respect to the obligations held by the REMIC for purposes of determining whether the payments are eligible for the portfolio interest exemption. Such regulations do not allow any payments representing the "excess inclusion" portion of the REMIC's income to be eligible for the portfolio interest exemption. In addition, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax or a reduced treaty rate to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion." See "Taxation of REMIC Certificates -- Taxation of Residual Certificates -- Limitations on Offset or Exemption of REMIC Income." If the amounts allocable to Residual Certificateholders who are Foreign Holders are effectively connected with the conduct of a trade or business within the United States by such Foreign Holders, 30% (or lower treaty rate) withholding will not

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

apply. Instead, the amounts allocable to such Foreign Holders will be subject to U.S. federal income tax at regular graduated rates. It is possible that the activities of the REMIC could by themselves result in the Residual Certificateholder's being considered to be conducting a trade or business in which case amounts paid to Residual Certificateholders would be so effectively connected. If 30% (or lower treaty rate) withholding is applicable, such amounts will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to those that govern withholding upon disposition of debt instruments that have original issue discount. However, the Code grants the U.S. Department of the Treasury authority to issue regulations requiring that the amounts includible be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax. This latter rule may apply where the Residual Certificates do not have significant value.

     Backup Withholding. Under certain circumstances interest (and original issue discount, if any), principal or proceeds of the sale of a Regular Certificate may be subject to "backup withholding" of U.S. Federal income tax at a 31% rate. Backup withholding does not apply to corporations and certain other exempt recipients, which may be required to establish their exempt status. Backup withholding generally applies if, among other circumstances, a non-exempt Regular Certificateholder who is a U.S. person fails to furnish its taxpayer identification number or, when applicable, a Form 4224. Backup withholding generally does not apply to a Foreign Holder if the Foreign Holder provides the statement necessary to establish the exemption from federal income tax on interest on the Regular Certificate. Special backup withholding rules may apply when a payment is made through one or more financial institutions or by a custodian, nominee, broker or other agent of the beneficial owner of a Regular Certificate.

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

           FEDERAL INCOME TAX CONSEQUENCES FOR NOTES AND CERTIFICATES
                     AS TO WHICH NO REMIC ELECTION IS MADE

CERTIFICATES AND NOTES

     If a REMIC election will not be made with respect to a Trust which issues both Notes and Certificates, upon the issuance of such Securities, Tax Counsel will deliver its opinion generally to the effect that, for federal income tax purposes, assuming compliance with all provisions of the related Agreement, (i) the Notes will be treated as indebtedness and (ii) the Trust will not be treated as an association or publicly traded partnership taxable as a corporation. The Depositors, the Representative, their affiliates and the Servicer will have agreed, and the holders of Notes and Certificates will agree by their purchase of Notes and Certificates, to treat the Trust as a partnership with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership, in each case for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income. The proper characterization, however, of the arrangement involving the Trust, the Notes and the Certificates is not clear because there is no authority on transactions closely comparable to that contemplated herein, and it is possible that the IRS could take the position that the Notes and one or more classes of Certificates represent interests in the assets of the Trust or that one or more classes of Certificates represent indebtedness. If one or more classes of Certificates with maturities different from the Notes are treated as indebtedness or a substitute for indebtedness, then the Trust may be treated as a "taxable mortgage pool" taxable as a corporation. If the Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax. Any such corporate income tax could materially reduce or eliminate cash that would otherwise be distributable with respect to the Notes and the Certificates (and the Certificateholders and possibly the Noteholders could be liable for any such tax that is unpaid by the Trust). The following discussion assumes that the Trust will be treated as a partnership with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership.

     The Notes will not be treated as assets described in section 7701(a)(19)(C) of the Code, and probably will not be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. Income derived from the Notes probably will not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code. For any Certificateholder that is a "real estate investment trust" within the meaning of section 856 of the Code, the related Certificates will be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. However, no comparable authority exists that would allow a thrift institution that is a Certificateholder to treat the related Certificates as assets described in section 7701(a)(19)(C) of the Code. If any class of Certificates were treated as indebtedness, those Certificates would not be treated as assets described in section 7701(a)(19)(C) of the Code, and probably would not be treated as "real estate assets" within the meaning of section 856(c)(6)(B) of the Code. Income derived from the Certificates probably would not be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of section 856(c)(3)(B) of the Code.

TAXATION OF THE NOTES

     The Notes and a Noteholder generally will be treated in the manner described above under "Federal Income Tax Consequences for REMIC
Certificates -- Regular Certificates," except that the accrual method of accounting for income on the Notes will be required for cash method taxpayers and the 110% of the applicable federal rate rule described under "Sale or Exchange of Regular Certificates" will not apply.

TAXATION OF THE CERTIFICATES

PARTNERSHIP TAXATION

     Assuming the Trust is classified as a partnership for Federal income tax purposes, the Trust will not be subject to federal income tax as an entity. Instead, each Certificateholder will report on its federal income tax

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

return for each year during which the Certificateholders are deemed to be partners in the Trust such Certificateholder's distributive share of the items of income, gain, loss and deduction of the Trust. The characterization of an item of income, gain, loss or deduction (e.g., as capital gain or interest income) will usually be the same for the Certificateholders as it is for the Trust. Generally, a Certificateholder will include in its taxable year its share of the Trust's tax items of the Trust taxable year ending within or with such Certificateholder's taxable year.

     Generally, under relevant Treasury regulations, a partnership must adopt the taxable year of partners owning a majority interest in partnership profits and capital; if there is no such taxable year, it must adopt the taxable year of all partners owning five percent or more of the partnership profits or capital; if there is no such taxable year, it must adopt the taxable year that results in the least aggregate deferral of income to the partners. Although it is likely that these rules will result in the Trust's taxable year being the calendar year, it is impossible to predict the Trust's year with any certainty until the identity of the Certificateholders is known. Upon request, Certificateholders will be required to inform the Trust of their taxable year.

FORMATION OF THE TRUST; CODE SECTION 708 TERMINATION; MORTGAGE LOANS PREMIUM

     The Depositors will be the initial partners in the Trust. The Depositors' bases in their respective Trust interests will equal their respective bases in the Mortgage Loans they transfer to the Trust. The Trust will execute and deliver the Certificates to the Depositors. The Trust will issue Notes and distribute the proceeds to the Depositors. The Depositors will then sell one or more classes of Certificates to the Certificateholders and may later sell a portion of one or more classes of Certificates to an affiliate. The first sale will probably cause the Trust to be terminated for tax purposes under section 708(b) of the Code which provides for the termination of a partnership if partners possessing at least a 50 percent interest in partnership capital and profits sell their interests within a twelve-month period. If the Trust is not terminated as a result of the first sale, it would be terminated as a result of the second sale.

     Upon a termination under section 708 of the Code, the Trust will be deemed to distribute the Mortgage Loans to its partners, the Certificateholders, in complete liquidation, and the Certificateholders will be deemed to recontribute the Mortgage Loans to a new tax partnership. Generally, the basis of assets received by a partner upon complete liquidation of a partnership equals the partner's basis in its partnership interest, reduced by any cash distributed to the partner as part of the same transaction. A partnership's basis in assets contributed to it by a partner equals the partner's basis in that asset. Thus, if the Trust is deemed terminated as a result of the sale of one or more classes of Certificates to Certificateholders, the related Certificateholders will be deemed to receive a distribution of an interest in the Mortgage Loans, to hold those Mortgage Loans with a basis equal to their fair market value and to recontribute the Mortgage Loans to the Trust with that basis. It is anticipated that initially the fair market value of the interest in the Mortgage Loans held by the Certificateholders exceed the basis of that interest in the hands of the Trust. The net effect of a section 708 termination thus is likely to increase the Trust's basis in the Mortgage Loans to reflect that excess. If the Trust is deemed to terminate after the sale of one or more classes of Certificates to Depositors' affiliate, the Trust's basis in its Mortgage Loans will be increased to also reflect the excess of the fair market value of the interest in Mortgage Loans indirectly sold to Depositors' affiliate over the Trust's initial basis in that interest.

     As discussed above, the net effect of a section 708 termination of the Trust in connection with the formation of the Trust will be to increase the Trust's basis in the Mortgage Loans. That increase will result in the basis of the Mortgage Loans being greater than their stated principal amount, so that the Mortgage Loans will be deemed held with a premium. That premium will result in the Trust recognizing a deduction over the life of the Mortgage Loans.

PARTNERSHIP INCOME AND ALLOCATIONS

     The Trust's income will consist primarily of interest and finance charges earned on the Mortgage Loans (including appropriate adjustments for market discount, original issue discount, and bond premium) and any gain upon collection or disposition of the Mortgage Loans. The Trust's deductions will consist primarily of

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

interest accruing with respect to the Notes, servicing and other fees, premium deductions described immediately above and losses or deductions upon collection or disposition of the Mortgage Loans.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The allocations will be set forth in the Agreement and the related Prospectus Supplement.

     Additionally, most or all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

     An individual taxpayer may generally deduct miscellaneous itemized deductions (which do not include interest expenses) only to the extent they exceed two percent of adjusted gross income, and, in addition, certain other limitations may apply. These limitations probably apply to an individual Certificateholders' respective share of expenses of the Trust (including fees to the Servicer) and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust.

     The Trust intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Mortgage Loan, the Trust might be required to incur additional expense, but it is believed that there would not be a material adverse effect on Certificateholders.

PREMIUM/DISCOUNT

     The Trust's basis in the Mortgage Loans may be greater or less than the remaining principal balance of the Mortgage Loans at the time of purchase. If so, the Mortgage Loans will have been acquired at a premium or discount, as the case may be. If any Mortgage Loans are deemed to be acquired by the Trust at a discount, the Trust will make an election that will result in any market discount on the Mortgage Loans being included in income currently as such discount accrues over the life of the Mortgage Loans. Accordingly, all discount, whether original issue discount or market discount, will be taxed as it accrues. As indicated above, the Trust will calculate its deductions attributable to the premium on an aggregate basis, but might be required to recompute it on a Mortgage Loan by Mortgage Loan basis.

SECTION 708 TERMINATION

     As noted above, under section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50 percent or more of the capital and profits interests of the Trust are sold or exchanged within a 12-month period. Such a termination may occur as a result of trades by the Certificateholders. The Trust will not comply with certain technical requirements that might apply when such a constructive termination occurs. As a result, the Trust may be subject to certain tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

DISPOSITION OF CERTIFICATES

     Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A holder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of net income of the Trust, and decreased by any distributions received with respect to such Certificate and by the holder's share of any net losses of the Trust. In addition, both the tax basis in the Certificate and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

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

     Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount, if any, on the Mortgage Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

     If a holder of a Certificate is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificate that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificate.

ALLOCATIONS BETWEEN TRANSFEREES

     In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates or, in the case of Certificates that provide for the payment of amounts based on a notional principal amount, the notional principal amount, owned by them as of the first business day of the subsequent month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

     The use of such a monthly convention may not be permitted by existing Treasury regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust might be reallocated among the Certificateholders. The Owner Trustee (technically acting on behalf of the Depositor that serves as the Tax Matters Partner) is authorized to revise the Trust's method of allocation between transferors and transferees to conform to a method permitted by the Code and Treasury regulations.

TRANSFEREES OF CERTIFICATES/SECTION 754 ELECTION

     In the event that a Certificateholder sells its Certificates at a profit
(loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for Certificates. For example, a Certificateholder who purchases the Certificate from an original holder for a price that exceeds the principal amount with respect to such Certificate would be allocated the same amount of Trust income that the original Certificateholder would have been allotted and will not be entitled to amortize the excess of its purchase price over the principal amount with respect to such Certificate. Such holder will have a capital loss upon the final payment and cancellation of such Certificate.

ADMINISTRATIVE MATTERS

     The Owner Trustee is required to keep or have kept complete and accurate books of the Trust. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will, unless another year is required under the rules discussed under "Partnership Taxation" above, be the calendar year. The Owner Trustee, acting on behalf of the Depositor that serves as the Trust's Tax Matters Partner, will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificateholder's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

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

     One of the Depositors, as the Tax Matters Partner, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders causing the Certificateholders to pay additional tax, interest and possibly, penalties. Under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust.

FOREIGN CERTIFICATEHOLDERS

     The ownership by Foreign Holders of Certificates may subject the Trust and Certificateholders to burdensome U.S. withholding tax and reporting requirements.

BACKUP WITHHOLDING

     Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a backup withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code as described above under "Federal Income Tax Consequences for REMIC
Certificates -- Other Matters Relating to REMIC Certificates-Backup
Withholding."

                         CERTAIN STATE TAX CONSEQUENCES

     Each holder of a Security may be liable for state and local income taxes payable in the state or locality in which it is a resident or conducts or is deemed to conduct business and where an election is not made to treat the Trust as a REMIC, a holder of a Security representing an ownership interest in the related Trust may also be liable for such taxes in any state or locality in which the Trust conducts or is deemed to conduct business. The income tax laws of each state and locality may differ from the above discussion of federal income tax laws so each prospective purchaser of a Security should consult its own tax counsel with respect to potential state and local income taxes payable as a result of its purchase of a Security.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain requirements on employee benefit plans and certain other plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and/or Section 4975 of the Code ("Plans"), and on persons who are fiduciaries with respect to such Plans, in connection with the investment of "plan assets" of such Plans. ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. Generally, any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary with respect to such Plan assets.

     ERISA and Section 4975 of the Code also prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty imposed under ERISA and/or an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

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

     Any Plan fiduciary or other investor considering whether to purchase any Securities on behalf of or with "plan assets" of any Plan should consult with its counsel and refer to the applicable Prospectus Supplement for guidance regarding the ERISA considerations applicable to the Securities offered thereby.

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the requirements of ERISA or Section 4975 of the Code. Accordingly, assets of such plans may be invested in the Securities without regard to the ERISA considerations described herein and in the applicable Prospectus Supplement, subject to the provisions of other applicable federal and state law. However, any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

                                LEGAL INVESTMENT

     Unless otherwise specified in the related Prospectus Supplement, no Class of Securities of a Series will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") because the related Mortgage Pool will include Mortgage Loans that are secured by second Mortgages. Investors should consult their own legal advisers in determining whether and to what extent any Class of Securities of a Series constitutes legal investments for such investors.

                                USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from each sale of the Series of Securities will be received, directly or indirectly, by the Depositors. In the aggregate, the Originators will contribute or otherwise transfer the related Mortgage Loans to the Depositors in return for cash, stock or other property as specified in the related Prospectus Supplement.

                              PLAN OF DISTRIBUTION

     The Securities of each Series may be sold to or through underwriters (the "Underwriters") by a negotiated firm commitment underwriting and public reoffering by the Underwriters or such other underwriting arrangement as may be specified in the related Prospectus Supplement or may be placed either directly or through agents. The Depositors intend that Securities will be offered through such various methods from time to time and that offerings may be made concurrently through more than one of such methods or that an offering of a particular Series of Securities may be made through a combination of such methods.

     The distribution of Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

     In connection with the sale of the Securities, Underwriters or agents may receive compensation in the form of discounts, concessions or commissions. Underwriters may sell Securities to certain dealers at prices less a concession. Underwriters may allow and such dealers may reallow a concession to certain other dealers. Underwriters, dealers and agents that participate in the distribution of the Securities of a Series may be deemed to be underwriters and any discounts or commissions received by them from the Depositors or the related Trust and any profit on the resale of the Securities by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such Underwriters or agents will be identified, and any such compensation received from the Depositors or the related Trust will be described, in the related Prospectus Supplement.

     Under agreements which may be entered into by the Depositors and, if so specified in the related Prospectus Supplement, by the Originators, Underwriters and agents who participate in the distribution of the

Securities may be entitled to indemnification by the Depositors or the Originators, as the case may be, against certain liabilities, including liabilities under the Securities Act of 1933.

     The Underwriters may, from time to time, buy and sell Securities, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                    RATINGS

     Each Class of Securities of a Series will be rated at their initial issuance in one of the four highest categories by at least one Rating Agency.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Security, and, accordingly, there can be no assurance that the ratings assigned to a Security upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                 LEGAL MATTERS

     Certain legal matters relating to the Securities will be passed upon for the Depositors and EquiCredit by Hutchins, Wheeler & Dittmar, A Professional Corporation, Boston, Massachusetts.

                         INDEX OF PRINCIPAL DEFINITIONS

                                       TERM                                            PAGE
----------------------------------------------------------------------------------- ----------
Accrual Period.....................................................................       6,37
Accrual Securities.................................................................       6,37
Actuarial Mortgage Loan............................................................         20
Adjustable Rate Mortgages..........................................................         19
Advance............................................................................      10,43
ARMs...............................................................................         19
Available Payment Amount...........................................................         45
Bankruptcy Plan....................................................................         20
Balloon Loans......................................................................         16
Barnett Banks......................................................................         24
Basic Principal Amount.............................................................    7,38,45
Book-Entry Securities..............................................................    7,37,55
Cash Collateral Account............................................................         50
Cash Collateral Lender.............................................................         50
Cede...............................................................................       7,37
Certificates.......................................................................         36
Class..............................................................................        2,5
Closing Date.......................................................................          5
Code...............................................................................      11,61
Collection Account.................................................................         44
Combined Loan-to-Value Ratio.......................................................         19
Commission.........................................................................          3
Company............................................................................         14
Cooperative Loans..................................................................         57
Credit Provider....................................................................         48
Curtailments.......................................................................       6,37
Custodian..........................................................................         40
Cut-off Date.......................................................................          5
Debt-to-Income Ratio...............................................................         28
Definitive Securities..............................................................         56
Depositors.........................................................................          4
Determination Date.................................................................          6
Disqualified Organization..........................................................         69
DTC................................................................................    7,37,55
Due Period.........................................................................       6,37
Eligible Account...................................................................         42
ERISA..............................................................................      12,77
EquiCredit.........................................................................     1,4,24
EquiCredit Corporation.............................................................         24
Equity Protection Act..............................................................         17
Event of Nonpayment................................................................         54
Excess Spread......................................................................         42
FHLMC..............................................................................         53
Fitch..............................................................................      11,13
Fixed Monthly Debt.................................................................         28
FNMA...............................................................................         35

                                       TERM                                            PAGE
----------------------------------------------------------------------------------- ----------
Gross Margin.......................................................................         20
Holders............................................................................          7
Home Equity Loan Ratio.............................................................         19
Illinois Land Trust................................................................         38
Indenture Trustee..................................................................          4
Index..............................................................................         20
Indirect Participants..............................................................    7,37,55
Insolvency Laws....................................................................         17
Insurance Proceeds.................................................................       7,38
Insurer............................................................................         49
IRS................................................................................         61
Issuer.............................................................................          4
Letter of Credit...................................................................         49
Letter of Credit Issuer............................................................         49
Liquidated Mortgage Loan...........................................................       7,38
Liquidation Proceeds...............................................................       7,38
Majority in Aggregate Voting Interest..............................................         54
Market Discount....................................................................         64
Maximum Mortgage Rate..............................................................         20
Minimum Mortgage Rate..............................................................         20
Monthly Deposit Date...............................................................       5,43
Monthly Payments...................................................................       6,37
Monthly Period.....................................................................         43
Moody's............................................................................      11,13
Mortgage...........................................................................        1,8
Mortgage File......................................................................         38
Mortgage Interest Rate.............................................................          8
Mortgage Loan......................................................................      1,5,8
Mortgage Loan Losses...............................................................         45
Mortgage Loan Schedule.............................................................         38
Mortgage Pool......................................................................      1,5,8
Mortgaged Property.................................................................        1,8
Mortgagor..........................................................................         14
Mortgage related securities........................................................         12
Net Liquidation Proceeds...........................................................       7,38
Nonrecoverable Advances............................................................         44
Notes..............................................................................         36
OID Regulations....................................................................         63
Original issue discount............................................................         62
Original Pool Principal Balance....................................................       8,19
Originator.........................................................................        1,4
OSCC-Florida.......................................................................         24
Owners.............................................................................         55
Owner Trustee......................................................................       4,23
Participants.......................................................................    7,37,55
Parties in Interest................................................................         77
Partnership........................................................................         11
Pass-through entity................................................................         70

                                       TERM                                            PAGE
----------------------------------------------------------------------------------- ----------
Payment Cap........................................................................         20
Payment Date.......................................................................       5,45
Percentage Interest................................................................       7,36
Periodic Cap.......................................................................         20
Permitted Instruments..............................................................         42
Plans..............................................................................         77
Pooling and Servicing Agreement....................................................         23
Pool Insurance Policy..............................................................         49
Pool Insurer.......................................................................         49
Pool Principal Balance.............................................................         47
Prefunding Account.................................................................       9,46
Prepayment Assumption..............................................................         62
Prepayment Period..................................................................      37,45
Primary Servicing Portfolio........................................................         35
Principal and Interest Account.....................................................         42
Principal Prepayments..............................................................       6,37
Qualified Substitute Mortgage Loan.................................................         39
Quality Control Audits.............................................................         34
Rating Agency......................................................................      11,13
Real estate assets.................................................................         12
Record Date........................................................................          6
Regular Certificates...............................................................         62
Released Mortgaged Property Proceeds...............................................       7,38
Relief Act.........................................................................         18
REMIC..............................................................................      11,61
REMIC Certificates.................................................................         61
REMIC Regulations..................................................................         66
REO Properties.....................................................................          9
Representative.....................................................................        1,4
Representative's Yield.............................................................         10
Reserve Fund.......................................................................         49
Residual Certificateholders........................................................         66
Residual Certificates..............................................................         61
Rule of 78s Mortgage Loan..........................................................         20
Rules..............................................................................         55
Securities.........................................................................          1
Securities Insurance Policy........................................................         48
Securities Interest Rate...........................................................       5,36
Senior Liens.......................................................................      11,15
Senior Certificates................................................................         65
Senior Securities..................................................................         50
Series.............................................................................          1
Servicer...........................................................................        1,4
Servicer Termination Event.........................................................         54
Servicing Advances.................................................................         43
Servicing Fee......................................................................      10,51
Simple Interest Mortgage Loan......................................................         20
SMMEA..............................................................................         78

                                       TERM                                            PAGE
----------------------------------------------------------------------------------- ----------
S&P................................................................................      11,13
Special Hazard Policy..............................................................         49
Special Payment Amount.............................................................         45
Special Payment Date...............................................................      22,45
Special Payments...................................................................      22,45
Special Record Date................................................................         45
Spread Account.....................................................................         49
Standard hazard insurance..........................................................         51
Stripped REMIC Certificates........................................................         63
Subordinated Certificates..........................................................         65
Subordinated Securities............................................................         50
Substitution Adjustment............................................................         40
Successor Servicer.................................................................         55
Tax Counsel........................................................................         61
Title V............................................................................         60
Transfer Agreement.................................................................       5,38
Trust..............................................................................        1,4
Trust Agreement....................................................................         23
Trustee............................................................................       4,23
Underwriters.......................................................................         78
Underwriting Program...............................................................         27
Weighted average life..............................................................         23

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Set forth below are the expenses expected to be incurred by EQCC Asset Backed Corporation and EQCC Receivables Corporation (collectively, the "Registrants") in connection with the issuance and distribution of the securities being registered other than underwriting discounts and commissions and costs represented by the salaries and wages of regular employees and officers of the Registrants. All such expenses, other than the Filing Fee, are estimated expenses.

    Filing Fee for Registration Statement....................................  $1,060,600
    Legal Fees and Expenses..................................................  $  595,000
    Accounting Fees and Expenses.............................................  $  245,000
    Trustees' Fees and Expenses (including counsel fees).....................  $  165,000
    Printing and Engraving Fees..............................................  $  385,000
    Rating Agency Fees.......................................................  $1,190,000
    Blue Sky and legal investment fees and expenses..........................  $   25,000
    Miscellaneous............................................................  $  350,000
                                                                               ----------
              Total..........................................................  $4,015,600
                                                                               ==========

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Neither any Pooling and Servicing Agreement to be entered into among any of the trusts to be formed, the Registrants, EquiCredit as Servicer and the trustee hereunder, if any (the "Pooling and Servicing Agreement"), any Indenture to be entered into between any such trust and indenture trustee thereunder ("the Indenture"), nor any Trust Agreement to be entered into among the Registrants and owner trustee thereunder (the "Trust Agreement"), all relating to the securities being registered, will provide for the indemnification of any director, officer, employee or agents of the Registrants or EquiCredit, in its capacity as Servicer thereunder, or in connection with any loss, liability or expense incurred in connection with legal action relating to the Pooling and Servicing Agreement, the Indenture, the Trust Agreement and the securities issued pursuant thereto or related thereto. The Pooling and Servicing Agreement will provide that any director, officer, employee or agent of EquiCredit, in its capacity as Servicer thereunder, may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising thereunder.

     Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

ITEM 16.  FINANCIAL STATEMENTS AND EXHIBITS.

     A list of exhibits included as part of this Registration Statement is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.

ITEM 17.  UNDERTAKINGS.

     (A) UNDERTAKING PURSUANT TO RULE 415:

     The Registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or event arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post- effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (B) UNDERTAKING IN RESPECT OF DOCUMENTS SUBSEQUENTLY FILED THAT ARE INCORPORATED BY REFERENCE:

     The Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (C) UNDERTAKING IN RESPECT OF INDEMNIFICATION

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (D) UNDERTAKING IN RESPECT OF QUALIFICATION OF INDENTURES UNDER THE TRUST INDENTURE ACT OF 1939:

     The Registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, EQCC Receivables Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on the 5th day of February, 1997.


                                          EQCC RECEIVABLES CORPORATION

                                          By: /s/       STEPHEN R. VETH

                                            ------------------------------------
                                                      Stephen R. Veth
                                                         President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen R. Veth as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                   NAME                                  TITLE                      DATE
------------------------------------------  --------------------------------  -----------------
           /s/ STEPHEN R. VETH              Director and President             February 5, 1997
------------------------------------------    (Principal Executive Officer)
            (Stephen R. Veth)

            /s/ JOHN C. HARRIS              Director, Vice President and       February 5, 1997
------------------------------------------    Secretary
             (John C. Harris)
          /s/ JOHN P. SILSBY, II            Director, Vice President and       February 5, 1997
------------------------------------------    Treasurer (Principal
           (John P. Silsby, II)               Accounting Officer)

                                            Director                           February 5, 1997
------------------------------------------
            (Roberto Andrade)

                                            Director                           February 5, 1997
------------------------------------------
           (Robert P. Witcher)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, EQCC Asset Backed Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on the 5th day of February 1997.


                                          EQCC ASSET BACKED CORPORATION

                                          By: /s/       STEPHEN R. VETH

                                            ------------------------------------
                                                      Stephen R. Veth
                                                         President

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen R. Veth as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or their substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                   NAME                                  TITLE                      DATE
------------------------------------------  --------------------------------  -----------------
           /s/ STEPHEN R. VETH              Director and President             February 5, 1997
------------------------------------------    (Principal Executive Officer)
            (Stephen R. Veth)

            /s/ JOHN C. HARRIS              Director, Vice President and       February 5, 1997
------------------------------------------    Secretary
             (John C. Harris)
          /s/ JOHN P. SILSBY, II            Director, Vice President and       February 5, 1997
------------------------------------------    Treasurer (Principal
           (John P. Silsby, II)               Accounting Officer)

                                            Director                           February 5, 1997
------------------------------------------
            (Roberto Andrade)

                                            Director                           February 5, 1997
------------------------------------------
             (Hugh L. Carty)

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
 EXHIBIT                                                                                NUMBERED
 NUMBER                                        EXHIBIT                                    PAGE
---------        -------------------------------------------------------------------  ------------
1.1(A)*     --   Form of Underwriting Agreement
1.1(B)*     --   Form of Representations Letter
3.1(A)*     --   Amended and Restated Certificate of Incorporation of EQCC
                 Receivables Corporation
3.1(B)*     --   Amended and Restated Certificate of Incorporation of EQCC Asset
                 Backed Corporation
3.2(A)*     --   By-laws of EQCC Receivables Corporation
3.2(B)*     --   By-laws of EQCC Asset Backed Corporation
4.1(A)*     --   Form of Pooling and Servicing Agreement (Notes and Certificates)
4.1(B)*     --   Form of Pooling and Servicing Agreement (REMIC Certificates)
4.2*        --   Form of Indenture (Notes and Certificates)
4.3(A)*     --   Form of Certificate of Trust (Notes and Certificates)
4.3(B)*     --   Form of Trust Agreement (Notes and Certificates)
4.3(C)*     --   Form of Amended and Restated Trust Agreement (Notes and
                 Certificates)
5.1**       --   Opinion of Hutchins, Wheeler & Dittmar With Respect To Legality
8.1**       --   Opinion of Orrick, Herrington & Sutcliffe With Respect To Certain
                 Tax Matters
10.1*       --   Form of Securities Insurance Policy
10.1(A)*    --   Form of Transfer Agreement (Notes and Certificates)
10.1(B)*    --   Form of Transfer Agreement (REMIC Certificates)
10.2*       --   Form of Administration Agreement (Notes and Certificates)
10.3(A)*    --   Form of Custodial Agreement (Notes and Certificates)
10.3(B)*    --   Form of Custodial Agreement (REMIC Certificates)
24.1**      --   Consent of Hutchins, Wheeler & Dittmar (included as part of Exhibit
                 5.1)
24.2**      --   Consent of Orrick, Herrington & Sutcliffe (included as part of
                 Exhibit 8.1)
25(A)***    --   Power of Attorney as to EQCC Receivables Corporation
25(B)***    --   Power of Attorney as to EQCC Asset Backed Corporation

---------------
  * Incorporated by reference to the identically numbered exhibit in Registration Statement No. 33-84912 filed by the Registrants.

 ** Filed herewith

*** Included on the signature page of such Registrant in this Registration Statement.